UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

THE ALLIANCEBERNSTEIN PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2013

Date of reporting period: February 28, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Tax-Managed Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Conservative Wealth Strategy

February 28, 2013

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

April 24, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Tax-Managed Wealth Strategies (the “Strategies” and individually a “Strategy”) for the semi-annual reporting period ended February 28, 2013.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy invests in a portfolio of equity securities that is designed for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, AllianceBernstein L.P. (the “Adviser”) efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s growth and value components, and U.S. and non-U.S. companies (and the subcomponents defined by capitalization ranges) to change in response to market conditions, but ordinarily only by +/-5% of the portfolio. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, such as when the Adviser believes that market conditions favoring one investment style are compelling, the range may expand to +/-10% of the portfolio.

The Strategy invests approximately 20% of its assets in the Volatility Management Portfolio, which is managed by the Adviser. The Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, the Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and may invest in the securities of companies in emerging markets.

AllianceBernstein Tax-Managed Balanced Wealth Strategy Investment Objective and Policies

AllianceBernstein Tax-Managed Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy invests in a portfolio of equity and debt securities that is designed for investors who seek a moderate tilt toward tax-efficient equity returns but

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	1

also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 50% equities and 50% tax-exempt debt securities with a goal of providing moderate upside potential without excessive volatility.

Within the Strategy’s equity component, the targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value and U.S. and non-U.S. companies’ weightings (and the equity subcomponents defined by capitalization ranges) to change in response to market conditions, but ordinarily only by +/-5% of the portfolio. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to +/-10% of the portfolio.

The Strategy invests approximately 15% of its assets in the Volatility Management Portfolio, which is managed by the Adviser. The Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The

Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, the Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as tax exempt interest dividends (currently requires that at least 50% of the Strategy’s assets be invested in tax-exempt debt securities). In the event that the Internal Revenue Code or the related rules, regulations and interpretations of the Internal Revenue Service should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted blend for the Strategy will become 60% equity securities and 40% debt securities.

With the goal of protecting against inflation risk, the Strategy may (i) allocate approximately 10% of the Strategy’s portfolio from traditional municipal bonds to inflation-protected securities, including inflation-protected municipal securities, (ii) enter into inflation (“CPI”) swap agreements or other types of swap agreements that the Adviser believes offer protection against inflation risk, with a combined notional

2	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

amount of approximately 10% of the Strategy’s assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy’s assets are “inflation-protected.”

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights and warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

AllianceBernstein Tax-Managed Conservative Wealth Strategy Investment Objective and Policies

AllianceBernstein Tax-Managed Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy invests in a portfolio of equity and debt securities that is designed for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% tax-exempt debt securities with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. Within the equity component, the Strategy’s targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies.

The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value weightings and U.S. and non-U.S. companies (and the equity subcomponents defined by capitalization ranges) to change in response to market conditions, but ordinarily only by +/-5% of the portfolio. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to +/-10% of the portfolio.

The Strategy invests approximately 10% of its assets in the Volatility Management Portfolio, which is managed by the Adviser. The Portfolio is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, the Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	3

opinion of the Adviser, such investment is appropriate under the circumstances.

With the goal of protecting against inflation risk, the Strategy may (i) allocate approximately 10% of the Strategy’s portfolio from traditional municipal bonds to inflation-protected securities, including inflation-protected municipal securities, (ii) enter into inflation (“CPI”) swap agreements or other types of swap agreements that the Adviser believes offer protection against inflation risk, with a combined notional amount of approximately 10% of the Strategy’s assets, or (iii) use a combination of the foregoing so that approximately 10% of the Strategy’s assets are “inflation-protected.”

The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

Investment Results

The tables on pages 10-12 show performance for each Strategy compared to their respective benchmarks for the six- and 12-month periods ended February 28, 2013. Each Strategy’s blended benchmark is as follows: AllianceBernstein Tax-Managed Wealth Appreciation Strategy, 60% Standard & Poor’s 500 (“S&P 500”) Index/40% Morgan Stanley All Country World Index (“MSCI ACWI”) ex-U.S.; AllianceBernstein Tax-Managed Balanced Wealth Strategy, 50% S&P 500 Index/50% Barclays 5-Year GO Municipal Bond Index; and AllianceBernstein Tax-Managed Con-

servative Wealth Strategy, 70% Barclays 5-Year GO Municipal Bond Index/30% S&P 500 Index.

For the six-month period ended February 28, 2013, Class A shares of all Strategies rose in absolute terms and outperformed their primary benchmarks, before sales charges. Class A shares of Tax-Managed Wealth Appreciation Strategy and Tax-Managed Balanced Wealth Strategy outperformed their blended benchmarks, although some share classes underperformed. Class A shares of Tax-Managed Conservative Wealth Strategy underperformed its blended benchmark, although Advisor Class shares outperformed. At the component level, the U.S. Value, U.S. Growth and Non-U.S. Value outperformed in all of the Strategies, while Non-U.S. Growth and Volatility Management underperformed in all of the Strategies. Intermediate-Term Municipal Bonds underperformed in the Tax-Managed Balanced Wealth Strategy and outperformed in the Tax-Managed Conservative Wealth Strategy. The Bond Inflation Protection component outperformed its benchmark in the Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies. Short-Term Municipal Bonds outperformed in the Tax-Managed Conservative Wealth Strategy.

For the 12-month period ended February 28, 2013, Class A shares of Tax-Managed Wealth Appreciation Strategy underperformed its primary and blended benchmarks, before sales charges. All share classes of Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth outperformed their primary

4	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

benchmark, but underperformed their blended benchmarks, before sales charges. At the component level, all equity sleeves with the exception of U.S. Growth trailed their style benchmarks. Volatility Management also underperformed its benchmark in all three Strategies. The Bond Inflation Protection component underperformed its benchmark in the Tax-Managed Conservative Wealth and Tax-Managed Balanced Wealth Strategies. The Intermediate-Term Municipal Bonds component outperformed in the Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies. The Short-Term Municipal Bonds component outperformed in the Tax-Managed Conservative Wealth Strategy.

The Tax-Managed Balanced Wealth and the Tax-Managed Conservative Wealth Strategies used inflation swaps for hedging purposes and this added to performance for both periods. All Strategies used futures for hedging purposes which added to performance for both periods; forwards for hedging and investment purposes which added to performance for both periods; purchased options for hedging purposes which detracted from performance for both periods; and written options for hedging purposes, which added to performance for both periods.

Market Review and Investment Strategy

The behavior of the global financial markets in 2012 was largely driven by the actions of key policymakers and central bankers. The willingness of political leaders to address the structural flaws of the euro zone, along with the anticipation of a coordinated, global monetary easing cycle led by the U.S.

Federal Reserve and European Central Bank, lifted market confidence for much of the year. Market sentiment was further buoyed in the latter half of the year by data suggesting that China’s economy was regaining momentum. Political factors in the U.S. resulting in protracted “fiscal cliff” negotiations and a weak third-quarter corporate earnings season created new headwinds for the financial markets in the last three months of 2012. However, strengthening economic conditions in the U.S., a partial resolution to the U.S. budget stalemate and a solid fourth quarter earnings season for American companies were supportive of a rally in world equity markets in the first two months of 2013, despite renewed concerns about solvency risk in the eurozone.

The capital markets have stabilized considerably since the global financial crisis of 2008. The global monetary easing cycle now underway has led investors to seek higher returns through risk assets such as equities. The Multi-Asset Solutions Team believes the portfolios are well positioned to invest opportunistically across a wide range of asset classes and market circumstances. In equities, the Growth Team has focused its holdings on companies that are market leaders with attractive earnings growth prospects and high returns on invested capital, while the Value Team has focused on companies with robust cash-flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts. Meanwhile, the Fixed-Income Team continued to emphasize corporate bonds and commercial mortgage-backed securities over U.S. Treasuries.

The municipal components may purchase municipal securities that are

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	5

insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of February 28, 2013, the Strategies’ percentages of total investments in insured bonds and in insured bonds that have been prerefunded are as follows:

Portfolio	Insured Bonds*	Prerefunded/ ETM Bonds**

Tax- Managed Conservative Strategy	16.1%	16.1%

Tax- Managed Balanced Wealth Strategy	27.0%	27.0%

*	Breakdowns expressed as a percentage of investments in municipal bonds.
**	Escrowed to maturity.

The Municipal Bond Investment Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Strategies. The municipal components generally invest in investment-grade, as the underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

6	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P 500® Index, the unmanaged MSCI ACWI ex-U.S., and the unmanaged Barclays 5-Year GO Municipal Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The MSCI ACWI ex-U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax; gross returns include reinvestment of dividends prior to such deduction. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

The Strategies may employ strategies that take into account the tax impact of buy and sell decisions on the Strategies’ shareholders. While the Strategies seek to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Strategies. The Strategies may not be suitable for tax-advantaged accounts, such as qualified retirement plans. The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy will include both equity and fixed-income securities.

Market Risk: The value of the Strategies’ assets will fluctuate as the stock or bond market fluctuates. The value of their investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-U.S.) Risk: The Strategies’ investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened if the Strategies invest in securities of emerging market countries.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce their returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, or U.S. or non-U.S. securities, may have a more significant effect on the Strategies’ net asset value when one of these investments is performing more poorly than another.

Interest Rate Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) Changes in interest rates will affect the value of the Strategies’

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	7

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Credit Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: (Tax-Managed Balanced Wealth Strategy) Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. Their securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategies’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Recent adverse economic conditions have not affected the Strategies’ investments or performance. To the extent that the Strategies invest more of their assets in a particular state’s municipal securities, the Strategies may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategies’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk: (Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies) Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies and may be subject to counterparty risk to a greater degree than more traditional investments.

These risks are fully discussed in the Strategies’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Strategies have been deducted. Net Asset Value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	9

Disclosures and Risks

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 28, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Wealth Appreciation Strategy*
Class A	10.61%	6.99%

Class B**	10.12%	6.20%

Class C	10.20%	6.28%

Advisor Class†	10.74%	7.23%

Primary Benchmark: S&P 500 Index	8.95%	13.46%

Secondary Benchmark: MSCI ACWI ex-U.S.	13.06%	6.66%

Blended Benchmark: 60% S&P 500 Index /40% MSCI ACWI ex-U.S.	10.60%	10.79%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance of all share classes of the Strategy for the six- and 12- month periods ended February 28, 2013 by 0.01% and 0.02%, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 28, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Balanced Wealth Strategy*
Class A	5.24%	4.19%

Class B**	4.91%	3.40%

Class C	4.93%	3.50%

Advisor Class†	5.40%	4.42%

Primary Benchmark: Barclays 5-Year GO Municipal Bond Index	0.98%	1.87%

Secondary Benchmark: S&P 500 Index	8.95%	13.46%

Blended Benchmark: 50% S&P 500/50% Barclays 5-Year GO Municipal Bond Index	4.93%	7.66%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance of all share classes of the Strategy for the six- and 12- month periods ended February 28, 2013 by 0.01% and 0.03%, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	11

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 28, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Conservative Wealth Strategy*
Class A	3.33%	2.78%

Class B**	3.09%	2.16%

Class C	3.03%	2.11%

Advisor Class†	3.56%	3.18%

Primary Benchmark: Barclays 5-Year GO Municipal Bond Index	0.98%	1.87%

Secondary Benchmark: S&P 500 Index	8.95%	13.46%

Blended Benchmark: 70% Barclays 5-Year GO Municipal Bond Index/30% S&P 500 Index	3.34%	5.34%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance of all share classes of the Strategy for the six- and 12-month periods ended February 28, 2013 by 0.01% and 0.02%, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2013
	NAV Returns	SEC Returns

Class A Shares
1 Year	6.99%	2.48%
5 Years	-0.25%	-1.11%
Since Inception*	4.05%	3.58%

Class B Shares
1 Year	6.20%	2.20%
5 Years	-1.00%	-1.00%
Since Inception*(a)	3.41%	3.41%

Class C Shares
1 Year	6.28%	5.28%
5 Years	-0.96%	-0.96%
Since Inception*	3.32%	3.32%

Advisor Class Shares†
1 Year	7.23%	7.23%
5 Years	0.03%	0.03%
Since Inception*	4.35%	4.35%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.08%, 1.82%, 1.79% and 0.78% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/2/03.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	13

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
SEC Returns
Class A Shares
1 Year	3.22%
5 Years	-0.47%
Since Inception*	3.80%

Class B Shares
1 Year	3.00%
5 Years	-0.36%
Since Inception*(a)	3.63%

Class C Shares
1 Year	6.00%
5 Years	-0.34%
Since Inception*	3.53%

Advisor Class Shares†
1 Year	8.10%
5 Years	0.67%
Since Inception*	4.58%

*	Inception date: 9/2/03.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
Returns

Class A Shares
1 Year	3.13%
5 Years	-0.63%
Since Inception*	3.62%

Class B Shares
1 Year	3.00%
5 Years	-0.41%
Since Inception*(a)	3.52%

Class C Shares
1 Year	6.00%
5 Years	-0.39%
Since Inception*	3.44%

Advisor Class Shares†
1 Year	7.95%
5 Years	0.45%
Since Inception*	4.35%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)

Class A Shares
1 Year	1.98%
5 Years	-0.30%
Since Inception*	3.09%

Class B Shares
1 Year	1.70%
5 Years	-0.26%
Since Inception*(a)	2.93%

Class C Shares
1 Year	3.39%
5 Years	-0.24%
Since Inception*	2.84%

Advisor Class Shares†
1 Year	4.83%
5 Years	0.58%
Since Inception*	3.74%

*	Inception date: 9/2/03

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	15

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2013
	NAV Returns	SEC Returns

Class A Shares
1 Year	4.19%	-0.26%
5 Years	2.84%	1.94%
10 Years	5.44%	4.98%

Class B Shares
1 Year	3.40%	-0.60%
5 Years	2.11%	2.11%
10 Years(a)	4.83%	4.83%

Class C Shares
1 Year	3.50%	2.50%
5 Years	2.13%	2.13%
10 Years	4.69%	4.69%

Advisor Class Shares†
1 Year	4.42%	4.42%
5 Years	3.14%	3.14%
Since Inception*	4.53%	4.53%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.19%, 1.91%, 1.90% and 0.90% for Class A, Class B, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed below.

*	Inception date: 9/2/03

Until 9/2/03 this Strategy was managed using a different investment strategy. Most notably the Strategy was not tax-managed. As a result, the long-term returns shown are not reflective of returns that would have occurred using the Strategies’ current tax-managed strategy. In all likelihood, returns would have been lower than those shown if the Strategy had been using a tax-managed strategy.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
SEC Returns

Class A Shares
1 Year	0.31%
5 Years	2.03%
10 Years	4.94%

Class B Shares
1 Year	0.02%
5 Years	2.20%
10 Years(a)	4.78%

Class C Shares
1 Year	3.07%
5 Years	2.22%
10 Years	4.66%

Advisor Class Shares†
1 Year	5.08%
5 Years	3.24%
Since Inception*	4.60%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed below.

*	Inception date: 9/2/03.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	17

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
Returns

Class 1 Shares
1 Year	0.18%
5 Years	1.91%
10 Years	4.84%

Class B Shares
1 Year	0.00%
5 Years	2.13%
10 Years(a)	4.72%

Class C Shares
1 Year	3.05%
5 Years	2.15%
10 Years	4.60%

Advisor Class Shares†
1 Year	4.92%
5 Years	3.10%
Since Inception*	4.48%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
Class A Shares
1 Year	0.59%
5 Years	1.83%
10 Years	4.19%

Class B Shares
1 Year	0.21%
5 Years	1.87%
10 Years(a)	3.99%

Class C Shares
1 Year	1.95%
5 Years	1.88%
10 Years	3.86%

Advisor Class Shares†
1 Year	3.40%
5 Years	2.82%
Since Inception*	3.95%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed below.

*	Inception date: 9/2/03.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2013
	NAV Returns	SEC Returns

Class A Shares
1 Year	2.78%	-1.56%
5 Years	2.45%	1.56%
10 Years	3.71%	3.26%

Class B Shares
1 Year	2.16%	-1.84%
5 Years	1.75%	1.75%
10 Years(a)	3.12%	3.12%

Class C Shares
1 Year	2.11%	1.11%
5 Years	1.74%	1.74%
10 Years	2.99%	2.99%

Advisor Class Shares†
1 Year	3.18%	3.18%
5 Years	2.77%	2.77%
Since Inception*	3.63%	3.63%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.47%, 2.20%, 2.17% and 1.17% for Class A, Class B and Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategies’ annual operating expense ratios to 1.20%, 1.90%, 1.90% and 0.90% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Strategies’ current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed below.

*	Inception date: 9/2/03.

Until 9/2/03 this Strategy was managed using a different investment strategy. Most notably the Strategy was not tax-managed. As a result, the long-term returns shown are not reflective of returns that would have occurred using the Strategies’ current tax-managed strategy. In all likelihood, returns would have been lower than those shown if the Strategy had been using a tax-managed strategy.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	19

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
SEC Returns
Class A Shares
1 Year	-1.02%
5 Years	1.57%
10 Years	3.28%

Class B Shares
1 Year	-1.38%
5 Years	1.74%
10 Years(a)	3.14%

Class C Shares
1 Year	1.68%
5 Years	1.73%
10 Years	3.00%

Advisor Class Shares†
1 Year	3.60%
5 Years	2.76%
Since Inception*	3.66%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed below.

*	Inception date: 9/2/03.

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
Returns
Class A Shares
1 Year	-1.05%
5 Years	1.49%
10 Years	3.12%

Class B Shares
1 Year	-1.39%
5 Years	1.69%
10 Years(a)	3.01%

Class C Shares
1 Year	1.67%
5 Years	1.68%
10 Years	2.88%

Advisor Class Shares†
1 Year	3.56%
5 Years	2.66%
Since Inception*	3.50%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
Class A Shares
1 Year	-0.25%
5 Years	1.50%
10 Years	2.88%

Class B Shares
1 Year	-0.70%
5 Years	1.50%
10 Years(a)	2.67%

Class C Shares
1 Year	1.06%
5 Years	1.49%
10 Years	2.54%

Advisor Class Shares†
1 Year	2.47%
5 Years	2.47%
Since Inception*	3.24%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for this share class is listed below.

*	Inception date: 9/2/03

See Disclosures, Risks and Note about Historical Performance on pages 7-9.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	21

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed Wealth Appreciation Strategy

	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,106.10	$5.59	1.07%
Hypothetical**	$1,000	$1,019.49	$5.36	1.07%
Class B
Actual	$1,000	$1,101.20	$9.38	1.80%
Hypothetical**	$1,000	$1,015.87	$9.00	1.80%
Class C
Actual	$1,000	$1,102.00	$9.22	1.77%
Hypothetical**	$1,000	$1,016.02	$8.85	1.77%
Advisor Class
Actual	$1,000	$1,107.40	$4.02	0.77%
Hypothetical**	$1,000	$1,020.98	$3.86	0.77%

22	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Tax-Managed Balanced Wealth Strategy

	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,052.40	$6.26	1.23%
Hypothetical**	$1,000	$1,018.70	$6.16	1.23%
Class B
Actual	$1,000	$1,049.10	$9.91	1.95%
Hypothetical**	$1,000	$1,015.12	$9.74	1.95%
Class C
Actual	$1,000	$1,049.30	$9.86	1.94%
Hypothetical**	$1,000	$1,015.17	$9.69	1.94%
Advisor Class
Actual	$1,000	$1,054.00	$4.74	0.93%
Hypothetical**	$1,000	$1,020.18	$4.66	0.93%

Tax-Managed Conservative Wealth Strategy

	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,033.30	$6.05	1.20%
Hypothetical**	$1,000	$1,018.84	$6.01	1.20%
Class B
Actual	$1,000	$1,030.90	$9.57	1.90%
Hypothetical**	$1,000	$1,015.37	$9.49	1.90%
Class C
Actual	$1,000	$1,030.30	$9.56	1.90%
Hypothetical**	$1,000	$1,015.37	$9.49	1.90%
Advisor Class
Actual	$1,000	$1,035.60	$4.54	0.90%
Hypothetical**	$1,000	$1,020.33	$4.51	0.90%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	23

Fund Expenses

TAX-MANAGED WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $638.0

*	All data are as of February 28, 2013. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

24	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $160.9

*	All data are as of February 28, 2013. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	25

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

(continued from previous page)

*	All data are as of February 28, 2013. The Strategy’s quality rating distribution is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

26	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $68.6

*	All data are as of February 28, 2013. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	27

Portfolio Summary

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

(continued from previous page)

*	All data are as of February 28, 2013. The Strategy’s quality rating distribution is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser.

28	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED WEALTH APPRECIATION

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 78.2%
Financials – 15.2%
Capital Markets – 2.3%
Affiliated Managers Group, Inc.(a)	16,750	$2,449,352
BlackRock, Inc.—Class A	5,790	1,388,152
Credit Suisse Group AG(a)	42,940	1,144,684
Deutsche Bank AG (REG)	18,280	834,566
Goldman Sachs Group, Inc. (The)	3,600	539,136
Legg Mason, Inc.	8,600	245,100
Macquarie Group Ltd.	36,780	1,412,976
Morgan Stanley	84,000	1,894,200
State Street Corp.	28,300	1,601,497
UBS AG(a)	210,059	3,318,996

		14,828,659

Commercial Banks – 4.7%
Banco do Brasil SA	97,600	1,298,769
Banco Santander Brasil SA/Brazil (ADR)	32,200	235,382
Bank of Montreal	16,930	1,054,134
Barclays PLC	151,840	704,525
BB&T Corp.	35,700	1,083,852
CIT Group, Inc.(a)	62,100	2,599,506
HSBC Holdings PLC	346,104	3,833,331
KB Financial Group, Inc.	44,590	1,614,467
KeyCorp	21,900	205,641
Lloyds Banking Group PLC(a)	899,270	739,204
Mitsubishi UFJ Financial Group, Inc.	253,100	1,402,788
National Australia Bank Ltd.	51,000	1,569,522
National Bank of Canada	2,540	193,496
PNC Financial Services Group, Inc.	7,100	442,969
Regions Financial Corp.	29,000	221,850
Sberbank of Russia (Sponsored ADR)	194,982	2,688,802
Societe Generale SA(a)	40,164	1,530,994
Sumitomo Mitsui Financial Group, Inc.	27,700	1,105,481
Unione di Banche Italiane SCPA	79,592	362,040
US Bancorp	58,800	1,998,024
Wells Fargo & Co.	141,300	4,956,804

		29,841,581

Consumer Finance – 0.6%
Discover Financial Services	46,100	1,776,233
Muthoot Finance Ltd.	59,268	227,681
Shriram Transport Finance Co., Ltd.	130,138	1,628,370

		3,632,284

Diversified Financial Services – 3.1%
Bank of America Corp.	289,400	3,249,962
BM&FBovespa SA	73,600	498,624
Citigroup, Inc.	111,300	4,671,261

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	29

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

IG Group Holdings PLC	210,884	$1,574,813
ING Groep NV(a)	161,333	1,291,602
IntercontinentalExchange, Inc.(a)	33,952	5,256,449
JPMorgan Chase & Co.	57,600	2,817,792
ORIX Corp.	6,940	773,223

		20,133,726

Insurance – 3.0%
Admiral Group PLC	118,150	2,236,655
Aegon NV	116,369	692,704
AIA Group Ltd.	622,000	2,705,890
Allianz SE	2,960	403,555
Aviva PLC	96,480	519,272
Berkshire Hathaway, Inc.(a)	10,700	1,093,112
Chubb Corp. (The)	8,900	747,867
Everest Re Group Ltd.	10,400	1,295,944
Lancashire Holdings Ltd.	141,626	1,950,411
Muenchener Rueckversicherungs AG	2,840	509,434
PartnerRe Ltd.	14,900	1,329,676
Prudential PLC	202,710	3,008,774
Reinsurance Group of America, Inc. – Class A	15,800	908,500
Suncorp Group Ltd.	64,162	736,002
Travelers Cos., Inc. (The)	8,900	715,738
XL Group PLC	10,100	289,264

		19,142,798

Real Estate Investment Trusts (REITs) – 0.1%
Stockland	175,021	672,230

Real Estate Management & Development – 1.0%
Evergrande Real Estate Group Ltd.	1,387,000	677,257
Global Logistic Properties Ltd.	700,000	1,435,669
Hang Lung Properties Ltd.	779,000	3,004,334
Mitsubishi Estate Co., Ltd.	35,000	872,522
New World Development Co., Ltd.	244,252	446,365

		6,436,147

Thrifts & Mortgage Finance – 0.4%
Housing Development Finance Corp.	174,950	2,464,279

		97,151,704

Consumer Discretionary – 12.9%
Auto Components – 1.2%
Cie Generale des Etablissements Michelin – Class B	9,700	863,975
GKN PLC	181,490	748,483
Lear Corp.	28,000	1,495,760
Magna International, Inc. (New York) – Class A	11,800	627,996
Magna International, Inc. (Toronto) – Class A	16,630	884,514

30	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

NGK Spark Plug Co., Ltd.	25,000	$379,700
Nokian Renkaat OYJ	10,970	496,846
TRW Automotive Holdings Corp.(a)	19,600	1,150,324
Valeo SA	17,630	994,450

		7,642,048

Automobiles – 1.9%
Bayerische Motoren Werke AG	9,820	902,860
Ford Motor Co.	155,800	1,964,638
Harley-Davidson, Inc.	26,021	1,369,485
Honda Motor Co., Ltd.	35,700	1,335,129
Kia Motors Corp.	5,890	302,267
Mazda Motor Corp.(a)	359,000	1,082,506
Nissan Motor Co., Ltd.	110,200	1,116,471
Renault SA	10,720	677,140
Toyota Motor Corp.	45,000	2,311,179
Volkswagen AG (Preference Shares)	5,390	1,172,390

		12,234,065

Distributors – 0.4%
Imperial Holdings Ltd.	19,048	436,710
Li & Fung Ltd.	1,536,000	2,054,017

		2,490,727

Diversified Consumer Services – 0.5%
Anhanguera Educacional Participacoes SA	75,200	1,557,644
Estacio Participacoes SA	59,400	1,455,441

		3,013,085

Hotels, Restaurants & Leisure – 1.6%
Ajisen China Holdings Ltd.	798,000	575,732
Chipotle Mexican Grill, Inc. – Class A(a)	3,340	1,058,079
Melco Crown Entertainment Ltd. (ADR)(a)	25,150	483,131
MGM Resorts International(a)	96,200	1,201,538
Sands China Ltd.	429,200	2,032,823
Sodexo	19,790	1,830,760
Starbucks Corp.	53,100	2,910,942
Whitbread PLC	6,520	248,854

		10,341,859

Household Durables – 0.6%
MRV Engenharia e Participacoes SA	152,900	981,020
Newell Rubbermaid, Inc.	26,700	623,178
PulteGroup, Inc.(a)	85,100	1,632,218
Sony Corp.	25,900	377,766

		3,614,182

Internet & Catalog Retail – 0.8%
Amazon.com, Inc.(a)	10,700	2,827,689
priceline.com, Inc.(a)	3,630	2,495,916

		5,323,605

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	31

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Leisure Equipment & Products – 0.1%
Namco Bandai Holdings, Inc.	20,000	$318,081

Media – 2.6%
Comcast Corp. – Class A	130,840	5,206,124
Fairfax Media Ltd.	202,800	118,574
Gannett Co., Inc.	54,500	1,093,815
Informa PLC	48,200	365,698
Naspers Ltd.	8,320	537,249
News Corp. – Class A	52,400	1,509,120
Time Warner Cable, Inc. – Class A	15,400	1,330,406
Viacom, Inc. – Class B	25,700	1,502,422
Walt Disney Co. (The)	93,575	5,108,259

		16,771,667

Multiline Retail – 0.6%
Dollar General Corp.(a)	19,574	907,059
Don Quijote Co., Ltd.	3,800	149,774
Golden Eagle Retail Group Ltd.	327,000	669,560
Macy’s, Inc.	36,000	1,479,600
Myer Holdings Ltd.	138,990	395,113

		3,601,106

Specialty Retail – 1.9%
Belle International Holdings Ltd.	700,000	1,282,206
GameStop Corp. – Class A	52,600	1,318,156
Home Depot, Inc. (The)	14,800	1,013,800
Indomobil Sukses Internasional TBK PT	251,000	140,024
L’Occitane International SA	214,250	643,189
Lowe’s Cos., Inc.	34,500	1,316,175
Mr. Price Group Ltd.	45,060	577,915
Nitori Holdings Co., Ltd.	8,600	640,388
O’Reilly Automotive, Inc.(a)	12,470	1,268,698
Shimamura Co., Ltd.	3,700	377,903
TJX Cos., Inc.	34,200	1,537,974
Ulta Salon Cosmetics & Fragrance, Inc.	12,356	1,094,247
Yamada Denki Co., Ltd.	27,910	1,012,772

		12,223,447

Textiles, Apparel & Luxury Goods – 0.7%
Burberry Group PLC	15,220	316,928
Cie Financiere Richemont SA	14,370	1,152,602
Coach, Inc.	18,920	914,404
LVMH Moet Hennessy Louis Vuitton SA	1,300	223,082
Samsonite International SA	91,200	215,328
VF Corp.	9,230	1,488,430
Yue Yuen Industrial Holdings Ltd.	92,500	312,513

		4,623,287

		82,197,159

32	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 12.5%
Communications Equipment – 1.5%
Cisco Systems, Inc.	123,900	$2,583,315
F5 Networks, Inc.(a)	23,420	2,211,551
Harris Corp.	17,300	831,611
Motorola Solutions, Inc.	6,900	429,249
QUALCOMM, Inc.	50,465	3,312,018

		9,367,744

Computers & Peripherals – 1.9%
Apple, Inc.	15,920	7,027,088
Dell, Inc.	31,500	439,425
EMC Corp./MA(a)	34,192	786,758
Fujitsu Ltd.	212,000	973,742
Hewlett-Packard Co.	136,100	2,741,054
Wistron Corp.	350,700	392,774

		12,360,841

Electronic Equipment, Instruments & Components – 0.6%
Amphenol Corp. – Class A	8,490	601,601
Hon Hai Precision Industry Co., Ltd.	164,000	457,560
LG Display Co., Ltd.(a)	54,160	1,515,718
Trimble Navigation Ltd.(a)	17,920	1,064,986

		3,639,865

Internet Software & Services – 2.8%
Akamai Technologies, Inc.(a)	28,380	1,048,925
Baidu, Inc. (Sponsored ADR)(a)	20,468	1,857,676
eBay, Inc.(a)	68,634	3,752,907
Facebook, Inc.(a)	37,270	1,015,608
Google, Inc. – Class A(a)	7,045	5,644,454
LinkedIn Corp.(a)	15,300	2,573,154
MercadoLibre, Inc.	2,370	202,896
Rackspace Hosting, Inc.(a)	12,790	714,449
Telecity Group PLC	65,714	930,001
Tencent Holdings Ltd.	7,300	251,556

		17,991,626

IT Services – 1.9%
Cognizant Technology Solutions Corp. – Class A(a)	73,720	5,659,484
Tata Consultancy Services Ltd.	72,310	2,021,222
Visa, Inc. – Class A	26,460	4,197,614

		11,878,320

Semiconductors & Semiconductor Equipment – 1.9%
Advanced Semiconductor Engineering, Inc.	906,128	760,908
Applied Materials, Inc.	136,800	1,874,160
Broadcom Corp. – Class A	26,764	912,920

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	33

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Mellanox Technologies Ltd.(a)	6,395	$337,208
Micron Technology, Inc.(a)	169,900	1,425,461
Samsung Electronics Co., Ltd.	350	495,733
Samsung Electronics Co., Ltd. (Preference Shares)	4,798	3,879,532
SK Hynix, Inc.(a)	46,260	1,125,802
Sumco Corp.(a)	53,400	533,979
Tokyo Electron Ltd.	15,700	728,691

		12,074,394

Software – 1.9%
ANSYS, Inc.(a)	32,372	2,453,797
CA, Inc.	8,500	208,165
Citrix Systems, Inc.(a)	57,330	4,064,697
Electronic Arts, Inc.(a)	28,100	492,593
Intuit, Inc.	34,560	2,228,429
Nintendo Co., Ltd.	3,200	309,561
Red Hat, Inc.(a)	25,570	1,299,212
SAP AG	9,510	742,638
SolarWinds, Inc.(a)	11,145	629,247

		12,428,339

		79,741,129

Health Care – 9.1%
Biotechnology – 2.0%
Actelion Ltd.(a)	22,764	1,171,638
Biogen Idec, Inc.(a)	32,092	5,338,184
Celgene Corp.(a)	33,490	3,455,498
Gilead Sciences, Inc.(a)	36,390	1,554,217
Vertex Pharmaceuticals, Inc.(a)	18,600	870,852

		12,390,389

Health Care Equipment & Supplies – 1.2%
IDEXX Laboratories, Inc.(a)	29,905	2,754,848
Intuitive Surgical, Inc.(a)	6,510	3,319,384
Medtronic, Inc.	37,000	1,663,520

		7,737,752

Health Care Providers & Services – 1.4%
Aetna, Inc.	8,800	415,272
Health Net, Inc./CA(a)	23,700	610,038
McKesson Corp.	19,550	2,074,842
Odontoprev SA	39,300	181,867
UnitedHealth Group, Inc.	60,054	3,209,886
WellPoint, Inc.	41,000	2,549,380

		9,041,285

Life Sciences Tools & Services – 0.2%
Eurofins Scientific	3,118	617,274
Illumina, Inc.(a)	17,490	876,774

		1,494,048

34	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 4.3%
Allergan, Inc./United States	25,103	$2,721,667
AstraZeneca PLC	29,955	1,358,313
AstraZeneca PLC (Sponsored ADR)	24,300	1,104,192
GlaxoSmithKline PLC	81,040	1,785,857
Johnson & Johnson	53,800	4,094,718
Lupin Ltd.	22,200	239,448
Merck & Co., Inc.	92,500	3,952,525
Novartis AG	14,960	1,013,063
Pfizer, Inc.	226,500	6,199,305
Roche Holding AG	12,500	2,860,102
Roche Holding AG (Sponsored ADR)	24,000	1,376,880
Sun Pharmaceutical Industries Ltd.	37,410	547,891

		27,253,961

		57,917,435

Industrials – 8.5%
Aerospace & Defense – 1.8%
Boeing Co. (The)	24,890	1,914,041
European Aeronautic Defence and Space Co. NV	28,010	1,427,827
General Dynamics Corp.	18,600	1,264,242
Northrop Grumman Corp.	5,900	387,512
Precision Castparts Corp.	28,420	5,302,888
Saab AB	8,000	175,513
Safran SA	24,550	1,121,946

		11,593,969

Airlines – 0.4%
Delta Air Lines, Inc.(a)	86,200	1,230,074
Japan Airlines Co., Ltd.(a)	15,300	725,860
Qantas Airways Ltd.(a)	339,940	568,744

		2,524,678

Building Products – 0.3%
Asahi Glass Co., Ltd.	132,000	894,714
Fortune Brands Home & Security, Inc.(a)	26,900	929,395

		1,824,109

Commercial Services & Supplies – 0.4%
ADT Corp. (The)	13,100	627,359
Aggreko PLC	13,850	355,032
Downer EDI Ltd.(a)	62,990	354,013
Edenred	14,778	510,503
Stericycle, Inc.(a)	9,300	892,056

		2,738,963

Construction & Engineering – 0.2%
Larsen & Toubro Ltd.	42,772	1,075,442
Samsung Engineering Co., Ltd.	1,200	169,991

		1,245,433

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	35

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 0.6%
AMETEK, Inc.	32,661	$1,366,210
Roper Industries, Inc.	10,060	1,253,576
Sumitomo Electric Industries Ltd.	112,500	1,309,716

		3,929,502

Industrial Conglomerates – 1.5%
Bidvest Group Ltd.	20,400	538,420
Danaher Corp.	47,368	2,917,869
General Electric Co.	234,300	5,440,446
Jardine Matheson Holdings Ltd.	9,600	607,837

		9,504,572

Machinery – 1.2%
Cummins, Inc.	11,900	1,378,853
FANUC Corp.	6,700	1,033,126
Flowserve Corp.	16,411	2,633,965
Komatsu Ltd.	39,200	987,145
Parker Hannifin Corp.	4,200	396,816
Timken Co.	17,700	961,464

		7,391,369

Professional Services – 1.8%
Bureau Veritas SA	20,123	2,591,224
Capita PLC	298,259	3,718,353
Intertek Group PLC	79,602	4,022,616
Qualicorp SA(a)	25,300	282,858
SGS SA	432	1,095,599

		11,710,650

Road & Rail – 0.2%
Globaltrans Investment PLC (Sponsored GDR)(b)	40,161	642,174
Tokyu Corp.	60,000	359,293

		1,001,467

Trading Companies & Distributors – 0.1%
Mitsubishi Corp.	33,200	657,712

		54,122,424

Energy – 7.4%
Energy Equipment & Services – 2.3%
AMEC PLC	29,440	464,896
Diamond Offshore Drilling, Inc.	18,000	1,254,240
Halliburton Co.	30,600	1,270,206
Helmerich & Payne, Inc.	23,900	1,583,614
National Oilwell Varco, Inc.	18,220	1,241,329
Oceaneering International, Inc.	33,209	2,111,760
Saipem SpA	9,570	255,529
Schlumberger Ltd.	49,422	3,847,503
Seadrill Ltd.	38,010	1,386,051
Technip SA	9,421	1,018,006

		14,433,134

36	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 5.1%
Afren PLC(a)	175,678	$377,810
BP PLC	296,500	1,988,189
BP PLC (Sponsored ADR)	27,000	1,090,800
Cameco Corp.	27,560	587,947
Chevron Corp.	32,600	3,819,090
China Petroleum & Chemical Corp. – Class H	738,000	837,983
Concho Resources, Inc.(a)	6,470	582,041
ENI SpA	69,770	1,587,949
EOG Resources, Inc.	12,254	1,540,450
Exxon Mobil Corp.	98,800	8,847,540
Gazprom OAO (Sponsored ADR)	108,040	959,395
JX Holdings, Inc.	44,900	273,633
LUKOIL OAO (London) (Sponsored ADR)	11,440	737,880
Marathon Oil Corp.	14,100	472,350
Marathon Petroleum Corp.	20,100	1,665,888
Noble Energy, Inc.	18,835	2,087,483
NovaTek OAO (Sponsored GDR)(b)	8,230	953,909
Petroleo Brasileiro SA (Sponsored ADR)	89,150	1,491,479
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	44,390	1,457,971
Valero Energy Corp.	31,300	1,426,967

		32,786,754

		47,219,888

Consumer Staples – 7.1%
Beverages – 0.3%
Anheuser-Busch InBev NV	8,610	806,884
Asahi Group Holdings Ltd.	34,600	873,574

		1,680,458

Food & Staples Retailing – 1.6%
CVS Caremark Corp.	31,200	1,594,944
George Weston Ltd.	3,810	275,428
Jeronimo Martins SGPS SA	89,032	1,774,540
Koninklijke Ahold NV	79,870	1,146,127
Kroger Co. (The)	81,500	2,380,615
Olam International Ltd.	1,661,105	2,218,911
Tsuruha Holdings, Inc.	3,100	268,582
WM Morrison Supermarkets PLC	158,880	624,679

		10,283,826

Food Products – 0.9%
AVI Ltd.	28,890	177,648
Bunge Ltd.	8,000	592,880
Hershey Co. (The)	30,950	2,579,373
Tyson Foods, Inc. – Class A	74,700	1,693,449
Unilever PLC	25,144	1,001,323

		6,044,673

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	37

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Products – 0.7%
Henkel AG & Co. KGaA	18,550	$1,370,496
Procter & Gamble Co. (The)	30,800	2,346,344
Reckitt Benckiser Group PLC	15,435	1,035,054

		4,751,894

Personal Products – 0.4%
Estee Lauder Cos., Inc. (The) – Class A	37,230	2,386,443

Tobacco – 3.2%
Altria Group, Inc.	64,200	2,153,910
British American Tobacco PLC	99,880	5,196,094
Imperial Tobacco Group PLC	31,201	1,129,440
Japan Tobacco, Inc.	129,900	4,101,471
KT&G Corp.	3,210	228,857
Lorillard, Inc.	36,900	1,422,126
Philip Morris International, Inc.	64,337	5,902,920

		20,134,818

		45,282,112

Materials – 3.0%
Chemicals – 1.4%
Agrium, Inc. (Toronto)	5,312	550,079
Arkema SA	3,330	337,608
DIC Corp.	111,000	222,320
Filtrona PLC	124,937	1,207,660
Koninklijke DSM NV	18,867	1,101,951
LyondellBasell Industries NV	35,300	2,069,286
Monsanto Co.	27,209	2,748,925
OCI Co., Ltd.	3,130	499,075
Teijin Ltd.	120,000	278,205
Ube Industries Ltd./Japan	81,000	171,070

		9,186,179

Construction Materials – 0.2%
China Shanshui Cement Group Ltd.	319,000	228,291
Semen Indonesia Persero Tbk PT	306,500	549,889
Taiheiyo Cement Corp.	110,000	271,793

		1,049,973

Metals & Mining – 1.4%
Anglo American PLC	32,160	931,892
BHP Billiton PLC	58,790	1,855,169
Dowa Holdings Co., Ltd.	29,000	213,268
Goldcorp, Inc.	16,010	522,566
KGHM Polska Miedz SA	16,470	933,816
Kinross Gold Corp.	67,920	517,015
MMC Norilsk Nickel OJSC (ADR)	82,740	1,464,498
Rio Tinto PLC	21,400	1,144,308

38	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Vale SA (Sponsored ADR) (Local Preference Shares)	81,710	$1,501,013
		9,083,545

		19,319,697

Utilities – 1.3%
Electric Utilities – 0.7%
Edison International	10,200	489,906
EDP - Energias de Portugal SA	244,110	730,103
Electricite de France SA	42,410	800,229
Great Plains Energy, Inc.	40,700	888,481
NV Energy, Inc.	76,600	1,513,616

		4,422,335

Gas Utilities – 0.2%
Atmos Energy Corp.	26,400	1,007,688

Independent Power Producers & Energy Traders – 0.1%
APR Energy PLC	87,415	938,934

Multi-Utilities – 0.3%
CenterPoint Energy, Inc.	8,700	186,441
DTE Energy Co.	3,500	233,800
National Grid PLC	62,270	687,976
NiSource, Inc.	24,400	675,880

		1,784,097

		8,153,054

Telecommunication Services – 1.2%
Diversified Telecommunication Services – 0.9%
AT&T, Inc.	78,000	2,800,980
Nippon Telegraph & Telephone Corp.	44,300	2,024,185
TDC A/S	23,311	175,348
Vivendi SA	31,118	652,746

		5,653,259

Wireless Telecommunication Services – 0.3%
America Movil SAB de CV Series L (ADR)	29,110	608,108
Vodafone Group PLC	569,170	1,427,589

		2,035,697

		7,688,956

Total Common Stocks (cost $414,711,942)		498,793,558

INVESTMENT COMPANIES – 20.0%
Funds and Investment Trusts – 20.0%
Volatility Management Portfolio* (cost $120,710,789)	11,718,614	127,732,894

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	39

Tax-Managed Wealth Appreciation—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 0.1%
Industrial – 0.1%
Consumer Non-Cyclical – 0.1%
Olam International Ltd. 6.75%, 1/29/18(b) (cost $490,729)	$516	$492,203

	Shares
WARRANTS – 0.1%
Industrials – 0.1%
Industrial Conglomerates – 0.1%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	144,570	265,228

Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Olam International Ltd., expiring 1/29/18(a)	267,154	78,811

Total Warrants (cost $240,548)		344,039

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, 0.12%(c) (cost $10,363,810)	10,363,810	10,363,810

Total Investments – 100.0% (cost $546,517,818)		637,726,504
Other assets less liabilities – 0.0%		253,397

Net Assets – 100.0%		$637,979,901

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	24	March 2013	$819,151	$825,630	$6,479

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	EUR	512	USD	686	5/15/13	$17,193
Barclays Bank PLC Wholesale	GBP	2,298	USD	3,686	5/15/13	201,202

40	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	JPY	1,275,421	USD	13,686	5/15/13	$(80,509)
Barclays Bank PLC Wholesale	USD	2,270	CHF	2,118	5/15/13	(8,175)
Barclays Bank PLC Wholesale	USD	4,240	NOK	23,509	5/15/13	(156,529)
BNP Paribas SA	BRL	1,538	USD	779	3/04/13	1,573
BNP Paribas SA	USD	750	BRL	1,538	3/04/13	26,832
BNP Paribas SA	JPY	284,277	USD	3,192	5/15/13	123,688
BNP Paribas SA	USD	4,720	JPY	441,027	5/15/13	40,518
Citibank, NA	AUD	1,063	USD	1,084	5/15/13	4,111
Citibank, NA	GBP	8,983	USD	14,098	5/15/13	475,039
Citibank, NA	USD	2,321	SEK	14,928	5/15/13	(16,637)
Credit Suisse International	USD	5,106	SEK	32,846	5/15/13	(34,780)
Deutsche Bank AG London	NOK	15,453	USD	2,689	5/15/13	4,959
Deutsche Bank AG London	NZD	760	USD	635	5/15/13	9,713
Goldman Sachs Capital Markets LP	BRL	1,538	USD	717	3/04/13	(60,321)
Goldman Sachs Capital Markets LP	USD	779	BRL	1,538	3/04/13	(1,573)
Goldman Sachs Capital Markets LP	AUD	2,454	USD	2,521	5/15/13	27,985
Goldman Sachs Capital Markets LP	CHF	2,768	USD	3,023	5/15/13	67,435
Goldman Sachs Capital Markets LP	JPY	233,192	USD	2,602	5/15/13	84,618
Goldman Sachs Capital Markets LP	USD	4,077	GBP	2,688	5/15/13	(207)
Goldman Sachs Capital Markets LP	USD	3,087	JPY	284,987	5/15/13	(10,909)
HSBC BankUSA	CAD	3,698	USD	3,701	5/15/13	121,076
HSBC BankUSA	HKD	36,404	USD	4,696	5/15/13	330
HSBC BankUSA	JPY	57,969	USD	660	5/15/13	34,042
HSBC BankUSA	USD	7,135	CAD	7,129	5/15/13	(233,411)
HSBC BankUSA	USD	3,894	NZD	4,691	5/15/13	(33,825)
Morgan Stanley & Co., Inc.	EUR	5,083	USD	6,652	5/15/13	12,795
Royal Bank of Canada	USD	894	CAD	899	5/15/13	(23,956)
Royal Bank of Canada	USD	883	SGD	1,085	5/15/13	(6,621)
Royal Bank of Scotland PLC	GBP	471	USD	744	5/15/13	29,898
Royal Bank of Scotland PLC	USD	1,233	CAD	1,270	5/15/13	(3,803)
Royal Bank of Scotland PLC	USD	5,089	EUR	3,810	5/15/13	(112,625)
Standard Chartered Bank	USD	1,938	SGD	2,400	5/15/13	(52)
State Street Bank & Trust Co.	USD	528	AUD	515	5/15/13	(5,028)
State Street Bank & Trust Co.	USD	661	NOK	3,636	5/15/13	(28,995)
UBS AG	CAD	765	USD	774	5/15/13	33,892
UBS AG	USD	1,769	AUD	1,694	5/15/13	(48,423)
UBS AG	USD	4,399	EUR	3,285	5/15/13	(107,670)
Westpac Banking Corp.	NZD	2,645	USD	2,186	5/15/13	9,479
Westpac Banking Corp.	USD	7,829	AUD	7,563	5/15/13	(145,426)

						$206,903

*	To obtain a copy of the fund’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(a)	Non-income producing security.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	41

Tax-Managed Wealth Appreciation—Portfolio of Investments

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2013, the aggregate market value of these securities amounted to $2,088,286 or 0.3% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency	Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

OJSC – Open Joint Stock Company

REG – Registered Shares

See notes to financial statements.

42	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

TAX-MANAGED BALANCED WEALTH

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 52.3%
Long-Term Municipal Bonds – 50.3%
Alabama – 5.5%
Alabama Pub Sch & Clg Auth NPFGC-RE 5.00%, 12/01/13 (Pre-refunded/ETM)	$1,700	$1,759,704
Series 2010A
5.00%, 5/01/18	2,040	2,446,735
Birmingham AL Wtrwks Brd Series 2010A
5.00%, 1/01/25	3,980	4,585,080

		8,791,519

Arizona – 1.8%
Arizona Trnsp Brd Hwy Series 2011A
5.00%, 7/01/25	2,100	2,544,864
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	30	30,117
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	305	321,577

		2,896,558

California – 5.2%
California Dept Wtr Res Pwr Series 2010L
5.00%, 5/01/20	1,905	2,361,590
California Econ Recovery (California Econ Rec Spl Tax) Series A
5.00%, 7/01/20	2,450	2,980,180
California GO
5.00%, 3/01/16	2,225	2,511,736
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/23	365	437,482

		8,290,988

Colorado – 1.1%
Denver Co. City & Cnty Arpt (Denver Intl Airport) Series 2012A
5.00%, 11/15/27	1,220	1,407,233
PV Wtr & San Met Dist CO Series 06 Zero Coupon, 12/15/17(a)(b)	710	248,500

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	43

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Todd Creek Farms Met Dist #1 CO 5.60%, 12/01/14(b)	$260	$130,000

		1,785,733

District of Columbia – 0.9%
District of Columbia GO AMBAC Series 2007
5.25%, 6/01/18	1,200	1,450,104

Florida – 6.1%
Citizens Ppty Ins Corp. FL NPFGC Series A 5.00%, 3/01/15-3/01/16	4,000	4,430,770
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(a)(b)	105	31,500
Lake Ashton II CDD FL Series B 4.875%, 11/01/10(a)(b)	100	78,001
Miami Dade Cnty FL Spl Tax Series 2012A 5.00%, 10/01/25	560	656,135
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	235	237,566
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(b)	15	15,840
Series 2010A-2 6.125%, 5/01/35(b)	35	32,124
Series 2010B 5.125%, 5/01/17(b)	75	71,053
Series 4B 5.125%, 5/01/09(b)(c)(d)	25	0
Palm Beach Cnty FL Sch Brd COP NPFGC-RE 5.00%, 8/01/13	1,030	1,049,519
Parkway Center CDD FL Series B 5.625%, 5/01/14	115	108,585
Sarasota Cnty FL Sch Brd COP 5.00%, 7/01/22	1,165	1,398,408
Tampa Bay Reg Wtr Supply Auth FL Series 2011A 5.00%, 10/01/23	1,380	1,692,432
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15(a)	80	70,656

		9,872,589

44	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Guam – 0.1%
Guam Wtrworks Auth Series 05 5.00%, 7/01/13	$225	$226,847

Illinois – 4.0%
Chicago IL Wtr 5.00%, 11/01/27	950	1,117,798
Illinois Finance Auth (Northwestern Univ) 1.75%, 12/01/34	3,605	3,659,760
Illinois GO NPFGC-RE 5.00%, 4/01/15	1,545	1,670,099

		6,447,657

Indiana – 1.4%
Indiana Bond Bank Gas (JPMorgan Chase) Series A 5.25%, 10/15/19	1,945	2,275,475

Louisiana – 0.6%
Morehouse Parish LA PCR (International Paper Co.) Series A 5.25%, 11/15/13	1,000	1,031,600

Michigan – 0.7%
Michigan Finance Auth (Michigan Unemployment) Series 2012A 5.00%, 7/01/19	955	1,180,542

Nevada – 0.0%
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(b)	35	35,000

New Jersey – 1.1%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) AMBAC Series A 5.50%, 12/15/13	1,775	1,846,213

New York – 3.1%
Metropolitan Trnsp Auth NY Series 2012C 5.00%, 11/15/23	460	557,561

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	45

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY GO Series 2012G 5.00%, 4/01/16	$870	$984,074
New York NY Trnsl Fin Auth Series 2012B 5.00%, 11/01/15-11/01/26	2,875	3,452,825

		4,994,460

North Carolina – 0.9%
North Carolina Eastern Mun Pwr Agy Series 2012B 5.00%, 1/01/21	150	183,525
Series A 5.00%, 1/01/15	785	846,748
North Carolina Ltd. Oblig Series 2013A 5.00%, 5/01/16	385	436,059

		1,466,332

Ohio – 0.8%
Cleveland OH Mun SD GO AGM
5.25%, 6/01/14 (Pre-refunded/ETM)	1,000	1,061,420
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21(b)	230	159,335

		1,220,755

Pennsylvania – 0.2%
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	100	101,681
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 4.60%, 7/01/15(b)	160	141,176

		242,857

Puerto Rico – 2.7%
Puerto Rico Elec Pwr Auth Series 2010ZZ 5.25%, 7/01/18	1,125	1,232,370
Puerto Rico Sales Tax Fin Corp. Series 2009 A 5.50%, 8/01/23	2,750	3,059,733

		4,292,103

South Carolina – 1.6%
South Carolina Pub Svc Auth AGM 5.00%, 1/01/14	2,450	2,545,942

46	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 8.4%
Austin TX Utils Sys AGM 5.00%, 11/15/13 (Pre-refunded/ETM)	$3,165	$3,270,141
Houston TX Arpt Sys Series 2009 A 5.00%, 7/01/21-7/01/22	2,815	3,247,669
Houston TX GO NPFGC 5.00%, 3/01/15	3,300	3,596,274
Texas A & M Univ Series 2009 D 5.00%, 5/15/18	2,765	3,332,765

		13,446,849

Washington – 4.1%
Central Puget Sound WA RTA Series 2012P 5.00%, 2/01/27	2,125	2,558,032
Chelan Cnty WA PUD #1 Series 2011B 5.50%, 7/01/24	1,815	2,160,158
King Cnty WA GO 5.00%, 6/01/15	380	417,932
Washington Fed Hwy Grant
5.00%, 9/01/22	535	666,284
Series F
5.00%, 9/01/16	700	804,349

		6,606,755

Total Long-Term Municipal Bonds (cost $76,508,452)		80,946,878

Short-Term Municipal Notes – 2.0%
Mississippi – 2.0%
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2009A
0.11%, 12/01/30(e) (cost $3,180,000)	3,180	3,180,000

Total Municipal Obligations (cost $79,688,452)		84,126,878

	Shares
COMMON STOCKS – 32.3%
Financials – 6.4%
Capital Markets – 0.8%
Affiliated Managers Group, Inc.(c)	1,760	257,365
BlackRock, Inc. – Class A	605	145,049
Credit Suisse Group AG(c)	4,290	114,362

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	47

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Deutsche Bank AG (REG)	1,760	$80,352
Macquarie Group Ltd.	4,110	157,893
State Street Corp.	2,800	158,452
UBS AG(c)	21,443	338,806

		1,252,279

Commercial Banks – 2.1%
Banco do Brasil SA	10,200	135,732
Bank of Montreal	1,800	112,076
Barclays PLC	16,710	77,533
BB&T Corp.	5,800	176,088
CIT Group, Inc.(c)	6,000	251,160
Fifth Third Bancorp	2,100	33,264
HSBC Holdings PLC	35,960	398,281
Industrial & Commercial Bank of China Ltd. – Class H	36,000	25,809
KB Financial Group, Inc.	4,658	168,652
KeyCorp	2,600	24,414
Lloyds Banking Group PLC(c)	88,590	72,821
Mitsubishi UFJ Financial Group, Inc.	27,400	151,862
National Australia Bank Ltd.	5,350	164,646
National Bank of Canada	800	60,944
PNC Financial Services Group, Inc.	800	49,912
Regions Financial Corp.	3,300	25,245
Sberbank of Russia (Sponsored ADR)	20,573	283,702
Societe Generale SA(c)	4,345	165,625
Sumitomo Mitsui Financial Group, Inc.	3,400	135,691
Unione di Banche Italiane SCPA	9,299	42,298
US Bancorp	6,600	224,268
Wells Fargo & Co.	15,400	540,232

		3,320,255

Consumer Finance – 0.2%
Discover Financial Services	5,300	204,209
Muthoot Finance Ltd.	6,370	24,471
Shriram Transport Finance Co., Ltd.	13,400	167,669

		396,349

Diversified Financial Services – 1.3%
Bank of America Corp.	32,800	368,344
BM&FBovespa SA	8,100	54,876
Citigroup, Inc.	11,650	488,950
IG Group Holdings PLC	21,842	163,109
ING Groep NV(c)	16,494	132,048
IntercontinentalExchange, Inc.(c)	3,490	540,322
JPMorgan Chase & Co.	6,500	317,980
ORIX Corp.	740	82,447

		2,148,076

Insurance – 1.4%
Admiral Group PLC	12,250	231,900

48	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Aegon NV	11,931	$71,021
AIA Group Ltd.	64,400	280,160
Allianz SE	330	44,991
Aviva PLC	9,820	52,853
Berkshire Hathaway, Inc.(c)	1,200	122,592
Chubb Corp. (The)	1,000	84,030
Everest Re Group Ltd.	1,100	137,071
Fidelity National Financial, Inc.—Class A	5,000	124,700
Lancashire Holdings Ltd.	14,731	202,869
MetLife, Inc.	1,200	42,528
Muenchener Rueckversicherungs AG	230	41,257
PartnerRe Ltd.	1,700	151,708
Prudential PLC	20,820	309,026
Reinsurance Group of America, Inc.—Class A	1,600	92,000
Suncorp Group Ltd.	6,070	69,629
Torchmark Corp.	1,900	106,761
Travelers Cos., Inc. (The)	1,100	88,462
Validus Holdings Ltd.	1,500	53,445

		2,307,003

Real Estate Investment Trusts (REITs) – 0.0%
Stockland	20,780	79,813

Real Estate Management & Development – 0.4%
Evergrande Real Estate Group Ltd.	180,000	87,892
Global Logistic Properties Ltd.	67,000	137,414
Hang Lung Properties Ltd.	79,000	304,676
Mitsubishi Estate Co., Ltd.	2,000	49,858
New World Development Co., Ltd.	25,523	46,643

		626,483

Thrifts & Mortgage Finance – 0.2%
Housing Development Finance Corp.	18,260	257,203

		10,387,461

Consumer Discretionary – 5.3%
Auto Components – 0.4%
Cie Generale des Etablissements Michelin – Class B	1,030	91,742
GKN PLC	18,670	76,997
Lear Corp.	2,700	144,234
Magna International, Inc. (Toronto) – Class A	1,690	89,888
Nokian Renkaat OYJ	1,190	53,897
TRW Automotive Holdings Corp.(c)	2,350	137,921
Valeo SA	1,710	96,455

		691,134

Automobiles – 0.8%
Bayerische Motoren Werke AG	1,150	105,732
Ford Motor Co.	16,700	210,587

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	49

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

General Motors Co.(c)	1,400	$38,010
Harley-Davidson, Inc.	2,722	143,259
Honda Motor Co., Ltd.	2,900	108,456
Kia Motors Corp.	500	25,659
Mazda Motor Corp.(c)	44,000	132,675
Nissan Motor Co., Ltd.	11,800	119,549
Renault SA	1,060	66,956
Toyota Motor Corp.	4,600	236,254
Volkswagen AG (Preference Shares)	570	123,982

		1,311,119

Distributors – 0.2%
Imperial Holdings Ltd.	2,060	47,229
Li & Fung Ltd.	160,000	213,960

		261,189

Diversified Consumer Services – 0.2%
Anhanguera Educacional Participacoes SA	7,900	163,635
Estacio Participacoes SA	6,100	149,465

		313,100

Hotels, Restaurants & Leisure – 0.7%
Ajisen China Holdings Ltd.	84,000	60,603
Chipotle Mexican Grill, Inc.– Class A(c)	343	108,659
Melco Crown Entertainment Ltd. (ADR)(c)	3,490	67,043
MGM Resorts International(c)	10,000	124,900
Sands China Ltd.	48,800	231,132
Sodexo	2,000	185,019
Starbucks Corp.	5,820	319,052
Whitbread PLC	730	27,863

		1,124,271

Household Durables – 0.2%
MRV Engenharia e Participacoes SA	16,100	103,299
PulteGroup, Inc.(c)	10,100	193,718
Sony Corp.	4,000	58,342

		355,359

Internet & Catalog Retail – 0.4%
Amazon.com, Inc.(c)	1,120	295,983
priceline.com, Inc.(c)	407	279,845

		575,828

Media – 1.0%
Comcast Corp. – Class A	15,800	628,682
Fairfax Media Ltd.	56,970	33,310
Gannett Co., Inc.	6,400	128,448
Naspers Ltd.	450	29,058
News Corp. – Class A	5,800	167,040
Time Warner Cable, Inc. – Class A	1,700	146,863
Viacom, Inc. – Class B	2,800	163,688
Walt Disney Co. (The)	7,190	392,502

		1,689,591

50	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 0.3%
Canadian Tire Corp., Ltd.	840	$56,057
Dollar General Corp.(c)	2,029	94,024
Don Quijote Co., Ltd.	500	19,707
Golden Eagle Retail Group Ltd.	33,000	67,570
Macy’s, Inc.	4,700	193,170
Myer Holdings Ltd.	8,190	23,282
Target Corp.	800	50,368

		504,178

Specialty Retail – 0.8%
Belle International Holdings Ltd.	71,000	130,052
GameStop Corp.—Class A	2,100	52,626
Home Depot, Inc. (The)	1,300	89,050
Indomobil Sukses Internasional TBK PT	30,000	16,736
L’Occitane International SA	22,000	66,045
Lowe’s Cos., Inc.	4,700	179,305
Mr. Price Group Ltd.	5,414	69,437
Nitori Holdings Co., Ltd.	850	63,294
O’Reilly Automotive, Inc.(c)	1,390	141,419
Shimamura Co., Ltd.	300	30,641
TJX Cos., Inc.	3,500	157,395
Ulta Salon Cosmetics & Fragrance, Inc.	1,284	113,711
Yamada Denki Co., Ltd.	3,180	115,393

		1,225,104

Textiles, Apparel & Luxury Goods – 0.3%
Burberry Group PLC	1,620	33,733
Cie Financiere Richemont SA	1,500	120,313
Coach, Inc.	1,960	94,727
LVMH Moet Hennessy Louis Vuitton SA	150	25,740
Samsonite International SA	10,300	24,319
VF Corp.	960	154,810

		453,642

		8,504,515

Information Technology – 5.2%
Communications Equipment – 0.6%
Cisco Systems, Inc.	13,100	273,135
F5 Networks, Inc.(c)	2,460	232,298
Harris Corp.	2,000	96,140
QUALCOMM, Inc.	5,565	365,231

		966,804

Computers & Peripherals – 0.8%
Apple, Inc.	1,658	731,841
Dell, Inc.	2,300	32,085
EMC Corp./MA(c)	2,485	57,180
Fujitsu Ltd.	23,000	105,642
Hewlett-Packard Co.	17,000	342,380

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	51

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Wistron Corp.	37,800	$42,335

		1,311,463

Electronic Equipment, Instruments & Components – 0.3%
Amphenol Corp. – Class A	880	62,357
Corning, Inc.	3,300	41,613
Hon Hai Precision Industry Co., Ltd.	18,000	50,220
LG Display Co., Ltd.(c)	4,850	135,732
Trimble Navigation Ltd.(c)	1,980	117,671

		407,593

Internet Software & Services – 1.1%
Akamai Technologies, Inc.(c)	1,630	60,245
Baidu, Inc. (Sponsored ADR)(c)	2,131	193,410
eBay, Inc.(c)	7,309	399,656
Facebook, Inc.(c)	3,830	104,367
Google, Inc. – Class A(c)	752	602,502
LinkedIn Corp.(c)	1,570	264,043
MercadoLibre, Inc.	280	23,971
Rackspace Hosting, Inc.(c)	1,400	78,204
Telecity Group PLC	6,880	97,367

		1,823,765

IT Services – 0.7%
Cognizant Technology Solutions Corp. – Class A(c)	8,450	648,707
Tata Consultancy Services Ltd.	7,519	210,172
Visa, Inc. – Class A	1,935	306,968

		1,165,847

Semiconductors & Semiconductor Equipment – 0.8%
Advanced Semiconductor Engineering, Inc.	98,217	82,476
Applied Materials, Inc.	13,900	190,430
Broadcom Corp. – Class A	2,936	100,147
Micron Technology, Inc.(c)	18,000	151,020
Samsung Electronics Co., Ltd.	40	56,655
Samsung Electronics Co., Ltd. (Preference Shares)	490	396,201
SK Hynix, Inc.(c)	4,490	109,270
Sumco Corp.(c)	5,800	57,998
Tokyo Electron Ltd.	1,800	83,544

		1,227,741

Software – 0.9%
ANSYS, Inc.(c)	3,656	277,125
CA, Inc.	1,100	26,939
Citrix Systems, Inc.(c)	5,965	422,919
Electronic Arts, Inc.(c)	2,900	50,837
Intuit, Inc.	3,600	232,128

52	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Nintendo Co., Ltd.	400	$38,695
Red Hat, Inc.(c)	2,720	138,203
SAP AG	690	53,882
SolarWinds, Inc.(c)	1,176	66,397
Symantec Corp.(c)	6,000	140,640

		1,447,765

		8,350,978

Health Care – 3.7%
Biotechnology – 0.8%
Actelion Ltd.(c)	2,360	121,467
Biogen Idec, Inc.(c)	3,374	561,231
Celgene Corp.(c)	3,660	377,639
Gilead Sciences, Inc.(c)	3,930	167,850
Vertex Pharmaceuticals, Inc.(c)	1,900	88,958

		1,317,145

Health Care Equipment & Supplies – 0.5%
Abbott Laboratories	300	10,137
IDEXX Laboratories, Inc.(c)	3,445	317,353
Intuitive Surgical, Inc.(c)	669	341,117
Medtronic, Inc.	4,200	188,832

		857,439

Health Care Providers & Services – 0.7%
Aetna, Inc.	2,700	127,413
Health Net, Inc./CA(c)	3,400	87,516
McKesson Corp.	2,100	222,873
Odontoprev SA	4,700	21,750
UnitedHealth Group, Inc.	6,367	340,316
WellPoint, Inc.	4,300	267,374

		1,067,242

Life Sciences Tools & Services – 0.1%
Eurofins Scientific	310	61,371
Illumina, Inc.(c)	2,200	110,286

		171,657

Pharmaceuticals – 1.6%
AbbVie, Inc.	300	11,076
Allergan, Inc./United States	2,674	289,915
AstraZeneca PLC	3,240	146,918
AstraZeneca PLC (Sponsored ADR)	2,550	115,872
GlaxoSmithKline PLC	7,800	171,887
Johnson & Johnson	3,300	251,163
Lupin Ltd.	2,550	27,504
Merck & Co., Inc.	6,800	290,564
Novartis AG	1,410	95,482
Pfizer, Inc.	23,400	640,458
Roche Holding AG	1,260	288,298
Roche Holding AG (Sponsored ADR)	1,800	103,266

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	53

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Sun Pharmaceutical Industries Ltd.	4,010	$58,729

		2,491,132

		5,904,615

Industrials – 3.3%
Aerospace & Defense – 0.6%
Boeing Co. (The)	2,610	200,709
European Aeronautic Defence and Space Co. NV	2,930	149,359
Northrop Grumman Corp.	700	45,976
Precision Castparts Corp.	2,990	557,904
Safran SA	2,480	113,337

		1,067,285

Airlines – 0.2%
Delta Air Lines, Inc.(c)	9,100	129,857
Japan Airlines Co., Ltd.(c)	1,700	80,651
Qantas Airways Ltd.(c)	37,470	62,690

		273,198

Building Products – 0.1%
Asahi Glass Co., Ltd.	15,000	101,672

Commercial Services & Supplies – 0.2%
Aggreko PLC	1,510	38,707
Downer EDI Ltd.(c)	5,000	28,101
Edenred	1,598	55,203
Stericycle, Inc.(c)	970	93,042
Tyco International Ltd.	1,800	57,618

		272,671

Construction & Engineering – 0.1%
Larsen & Toubro Ltd.	4,440	111,638
Samsung Engineering Co., Ltd.	140	19,832

		131,470

Electrical Equipment – 0.3%
AMETEK, Inc.	3,671	153,558
Roper Industries, Inc.	1,340	166,977
Sumitomo Electric Industries Ltd.	12,400	144,360

		464,895

Industrial Conglomerates – 0.6%
Danaher Corp.	5,226	321,922
General Electric Co.	23,900	554,958
Jardine Matheson Holdings Ltd.	1,200	75,979

		952,859

Machinery – 0.4%
Cummins, Inc.	1,050	121,664
FANUC Corp.	700	107,939
Flowserve Corp.	1,781	285,850

54	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Komatsu Ltd.	4,100	$103,247
Parker Hannifin Corp.	225	21,258
Timken Co.	2,000	108,640

		748,598

Professional Services – 0.7%
Bureau Veritas SA	2,063	265,651
Capita PLC	30,588	381,336
Intertek Group PLC	8,131	410,893
Qualicorp SA(c)	2,700	30,186
SGS SA	44	111,589

		1,199,655

Road & Rail – 0.1%
Globaltrans Investment PLC (Sponsored GDR)(f)	5,380	86,026
Tokyu Corp.	7,000	41,918

		127,944

Trading Companies & Distributors – 0.0%
Mitsubishi Corp.	3,700	73,299

		5,413,546

Energy – 3.2%
Energy Equipment & Services – 1.0%
AMEC PLC	2,961	46,758
Diamond Offshore Drilling, Inc.	2,000	139,360
Halliburton Co.	3,100	128,681
Helix Energy Solutions Group, Inc.(c)	1,700	39,797
Helmerich & Payne, Inc.	2,900	192,154
Nabors Industries Ltd.(c)	5,300	88,828
National Oilwell Varco, Inc.	1,870	127,403
Oceaneering International, Inc.	3,566	226,762
Saipem SpA	1,100	29,371
Schlumberger Ltd.	5,087	396,023
Seadrill Ltd.	4,290	156,437
Technip SA	956	103,303

		1,674,877

Oil, Gas & Consumable Fuels – 2.2%
Afren PLC(c)	20,759	44,644
BP PLC	32,060	214,979
BP PLC (Sponsored ADR)	2,800	113,120
Chevron Corp.	3,500	410,025
China Petroleum & Chemical Corp. – Class H	86,000	97,651
Cimarex Energy Co.	450	30,290
Concho Resources, Inc.(c)	690	62,072
ENI SpA	7,520	171,153
EOG Resources, Inc.	1,284	161,412
Exxon Mobil Corp.	10,250	917,887
Gazprom OAO (Sponsored ADR)	11,920	105,850

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	55

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

LUKOIL OAO (London) (Sponsored ADR)	1,290	$83,205
Marathon Oil Corp.	1,600	53,600
Marathon Petroleum Corp.	1,200	99,456
Noble Energy, Inc.	1,941	215,121
NovaTek OAO (Sponsored GDR)(f)	870	100,835
Petroleo Brasileiro SA (Sponsored ADR)	10,390	173,825
Royal Dutch Shell PLC (ADR)	1,850	121,453
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	5,268	173,025
Valero Energy Corp.	2,300	104,857

		3,454,460

		5,129,337

Consumer Staples – 2.8%
Beverages – 0.1%
Anheuser-Busch InBev NV	890	83,406
Asahi Group Holdings Ltd.	3,000	75,744

		159,150

Food & Staples Retailing – 0.6%
CVS Caremark Corp.	2,200	112,464
Jeronimo Martins SGPS SA	9,140	182,174
Koninklijke Ahold NV	8,110	116,378
Kroger Co. (The)	8,500	248,285
Olam International Ltd.	182,136	243,298
Tsuruha Holdings, Inc.	300	25,992
WM Morrison Supermarkets PLC	18,810	73,956

		1,002,547

Food Products – 0.4%
Bunge Ltd.	800	59,288
Hershey Co. (The)	3,280	273,355
Tyson Foods, Inc. – Class A	7,200	163,224
Unilever PLC	2,639	105,094

		600,961

Household Products – 0.2%
Henkel AG & Co. KGaA	1,870	138,158
Procter & Gamble Co. (The)	1,970	150,074
Reckitt Benckiser Group PLC	1,590	106,624

		394,856

Personal Products – 0.2%
Estee Lauder Cos., Inc. (The) – Class A	4,290	274,989

Tobacco – 1.3%
Altria Group, Inc.	5,600	187,880
British American Tobacco PLC	10,639	553,476
Imperial Tobacco Group PLC	3,410	123,438
Japan Tobacco, Inc.	13,700	432,565
KT&G Corp.	10	713

56	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Lorillard, Inc.	3,300	$127,182
Philip Morris International, Inc.	6,749	619,221

		2,044,475

		4,476,978

Materials – 1.3%
Chemicals – 0.6%
Agrium, Inc. (Toronto)	527	54,573
Arkema SA	340	34,470
CF Industries Holdings, Inc.	115	23,095
Filtrona PLC	12,976	125,428
Koninklijke DSM NV	1,940	113,308
LyondellBasell Industries NV	3,200	187,584
Monsanto Co.	2,794	282,278
OCI Co., Ltd.	320	51,024
PPG Industries, Inc.	600	80,796
Teijin Ltd.	16,000	37,094

		989,650

Construction Materials – 0.1%
China Shanshui Cement Group Ltd.	37,000	26,479
Semen Indonesia Persero TBK PT	33,000	59,205

		85,684

Metals & Mining – 0.6%
Anglo American PLC	3,590	104,027
BHP Billiton PLC	6,030	190,282
Dowa Holdings Co., Ltd.	4,000	29,416
Goldcorp, Inc.	1,900	62,016
KGHM Polska Miedz SA	1,500	85,047
Kinross Gold Corp.	7,840	59,679
MMC Norilsk Nickel OJSC (ADR)	8,950	158,415
Rio Tinto PLC	2,440	130,473
Vale SA (Sponsored ADR) (Local Preference Shares)	9,220	169,371

		988,726

		2,064,060

Utilities – 0.6%
Electric Utilities – 0.3%
American Electric Power Co., Inc.	1,330	62,231
Edison International	2,300	110,469
EDP–Energias de Portugal SA	27,370	81,860
Electricite de France SA	3,920	73,966
Great Plains Energy, Inc.	4,100	89,503
NV Energy, Inc.	8,700	171,912

		589,941

Gas Utilities – 0.1%
Atmos Energy Corp.	3,000	114,510

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	57

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Independent Power Producers & Energy Traders – 0.1%
APR Energy PLC	9,094	$97,680

Multi-Utilities – 0.1%
DTE Energy Co.	425	28,390
National Grid PLC	6,880	76,012
NiSource, Inc.	1,700	47,090

		151,492

		953,623

Telecommunication Services – 0.5%
Diversified Telecommunication Services – 0.4%
AT&T, Inc.	8,000	287,280
Nippon Telegraph & Telephone Corp.	4,400	201,048
TDC A/S	3,750	28,208
Vivendi SA	3,745	78,557

		595,093

Wireless Telecommunication Services – 0.1%
America Movil SAB de CV Series L (ADR)	3,610	75,413
Vodafone Group PLC	58,217	146,019

		221,432

		816,525

Total Common Stocks (cost $42,507,378)		52,001,638

INVESTMENT COMPANIES – 14.5%
Funds and Investment Trusts – 14.5%
Volatility Management Portfolio* (cost $21,987,329)	2,136,810	23,291,230

	Principal Amount (000)
CORPORATES - NON-INVESTMENT GRADES – 0.0%
Industrial – 0.0%
Consumer Non-Cyclical – 0.0%
Olam International Ltd. 6.75%, 1/29/18(f) (cost $55,984)	$59	56,152

	Shares
WARRANTS – 0.0%
Industrials – 0.0%
Industrial Conglomerates – 0.0%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(c)	10,429	19,133

58	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Olam International Ltd., expiring 12/03/17(c)	30,477	$8,991

Total Warrants (cost $16,969)		28,124

SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.12%(g) (cost $3,690,935)	3,690,935	3,690,935

Total Investments – 101.4%
(cost $147,947,047)		$163,194,957
Other assets less liabilities – (1.4)%		(2,306,167)

Net Assets – 100.0%		$160,888,790

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	2	March 2013	$68,263	$68,803	$540

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	GBP	231	USD	370	5/15/13	$19,541
Barclays Bank PLC Wholesale	JPY	122,772	USD	1,316	5/15/13	(9,555)
Barclays Bank PLC Wholesale	USD	498	NOK	2,760	5/15/13	(18,377)
BNP Paribas SA	BRL	166	USD	84	3/04/13	170
BNP Paribas SA	USD	81	BRL	166	3/04/13	2,896
BNP Paribas SA	JPY	29,634	USD	333	5/15/13	12,893
BNP Paribas SA	USD	505	JPY	47,215	5/15/13	4,338
Citibank, NA	GBP	968	USD	1,519	5/15/13	51,190
Credit Suisse International	USD	589	SEK	3,789	5/15/13	(4,012)
Deutsche Bank AG London	NOK	1,924	USD	335	5/15/13	617
Goldman Sachs Capital Markets LP	BRL	166	USD	77	3/04/13	(6,511)
Goldman Sachs Capital Markets LP	USD	84	BRL	166	3/04/13	(170)
Goldman Sachs Capital Markets LP	USD	428	GBP	282	5/15/13	(22)
HSBC BankUSA	CAD	538	USD	538	5/15/13	17,615
HSBC BankUSA	HKD	4,512	USD	582	5/15/13	41
HSBC BankUSA	USD	807	CAD	806	5/15/13	(26,389)
HSBC BankUSA	USD	494	NZD	595	5/15/13	(4,290)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	59

Tax-Managed Balanced Wealth—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc.	EUR	601	USD	787	5/15/13	$1,513
Royal Bank of Scotland PLC	USD	504	EUR	377	5/15/13	(11,144)
State Street Bank & Trust Co.	AUD	370	USD	379	5/15/13	3,594
State Street Bank & Trust Co.	CHF	303	USD	331	5/15/13	7,299
State Street Bank & Trust Co.	EUR	86	USD	115	5/15/13	2,776
State Street Bank & Trust Co.	GBP	125	USD	202	5/15/13	12,068
State Street Bank & Trust Co.	JPY	37,995	USD	416	5/15/13	5,541
State Street Bank & Trust Co.	NOK	179	USD	33	5/15/13	1,459
State Street Bank & Trust Co.	NZD	487	USD	404	5/15/13	3,234
State Street Bank & Trust Co.	SEK	449	USD	70	5/15/13	1,061
State Street Bank & Trust Co.	USD	740	AUD	721	5/15/13	(7,180)
State Street Bank & Trust Co.	USD	209	CAD	213	5/15/13	(2,327)
State Street Bank & Trust Co.	USD	324	CHF	303	5/15/13	(950)
State Street Bank & Trust Co.	USD	57	EUR	43	5/15/13	(1,298)
State Street Bank & Trust Co.	USD	39	GBP	25	5/15/13	(916)
State Street Bank & Trust Co.	USD	89	HKD	691	5/15/13	(25)
State Street Bank & Trust Co.	USD	316	JPY	29,186	5/15/13	(1,202)
State Street Bank & Trust Co.	USD	79	NOK	433	5/15/13	(3,453)
State Street Bank & Trust Co.	USD	249	SEK	1,603	5/15/13	(1,462)
State Street Bank & Trust Co.	USD	298	SGD	370	5/15/13	330
UBS AG	USD	423	EUR	316	5/15/13	(10,616)
Westpac Banking Corp.	USD	342	AUD	327	5/15/13	(9,703)

						$28,574

INFLATION (CPI) SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$2,000	1/31/19	2.385%	CPI	#	$3,176
Barclays Bank PLC	1,800	1/31/27	2.628%	CPI	#	42,350
Goldman Sachs International	1,400	1/31/22	2.515%	CPI	#	15,067
Goldman Sachs International	6,000	1/31/15	1.990%	CPI	#	(7,478)

						$53,115

*	To obtain a copy of the fund’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security is in default and is non-income producing.

(b)	Illiquid security.

(c)	Non-income producing security.

(d)	Fair valued by the Adviser.

(e)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

60	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2013, the aggregate market value of these securities amounted to $243,013 or 0.2% of net assets.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of February 28, 2013, the Strategy held 51.6% of its total investments in municipal bonds. Of the total investments in municipal bonds, 27.0% is insured (26.9% of this amount represents the Strategy’s holding in pre-refunded or escrowed to maturity bonds).

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDD – Community Development District

COP – Certificate of Participation

ETM – Escrowed to Maturity

GDR – Global Depositary Receipt

GO – General Obligation

IDA – Industrial Development Authority/Agency

LID – Local Improvement District

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

OJSC – Open Joint Stock Company

PCR – Pollution Control Revenue Bond

PUD – Public Utility District

REG – Registered Shares

RTA – Regional Transportation Authority

SD – School District

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	61

Tax-Managed Balanced Wealth—Portfolio of Investments

TAX-MANAGED CONSERVATIVE WEALTH

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 68.7%
Long-Term Municipal Bonds – 67.2%
Alabama – 0.9%
Alabama Pub Sch & Clg Auth 5.00%, 12/01/15	$575	$645,967

Alaska – 1.3%
Anchorage AK GO
Series 2012B 5.00%, 8/01/15	775	858,088

Arizona – 2.1%
Arizona Trans Brd Fed Hwy Grant AMBAC Series 2004B 5.00%, 7/01/14 (Pre-refunded/ETM)	565	600,171
Arizona Trnsp Brd Hwy Series 2011A 5.00%, 7/01/24	675	818,566

		1,418,737

Colorado – 3.3%
Denver City & County Board of Wtr Commissioners
Series 2012B 5.00%, 12/15/15	800	899,656
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.25%, 11/15/18	500	602,565
Series 2011B 4.00%, 11/15/14	500	528,175
Mun Subdist No CO Wtr Conserv Dist AMBAC Series 2007J 5.00%, 12/01/14	230	247,061

		2,277,457

District of Columbia – 0.5%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/16	275	315,697

Florida – 8.2%
Broward Cnty FL Arpt Sys (Fort Lauderdale Hollywood Intl Arpt FL) Series 2012Q 5.00%, 10/01/24	205	246,644
Florida Brd of Ed Lottery Series 2012A 3.00%, 7/01/14	490	506,978
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) Series 2008B 5.25%, 7/01/16-7/01/17	910	1,054,437

62	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida GO 5.00%, 7/01/17	$550	$648,450
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/14	130	138,056
Series 2010A
5.00%, 7/01/16	365	413,483
Jacksonville FL Spl Rev Appropriation 5.00%, 10/01/19	1,140	1,387,232
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 3.00%, 11/15/15	200	207,030
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2012A 4.00%, 10/01/15	375	404,393
Orlando & Orange Cnty Expwy Auth FL Series 2013B 5.00%, 7/01/22	155	188,190
Sunshine St Govtl Fing Commn FL (Miami-Dade Cnty FL Non-Ad Valorem) 5.00%, 9/01/13	410	419,057

		5,613,950

Georgia – 3.1%
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Arpt) 5.00%, 1/01/14	475	493,078
Fulton Cnty GA Dev Auth (Robert W. Woodruff Arts Ctr) Series 2009 B 5.25%, 3/15/24	305	349,640
Georgia Mun Elec Auth Series 2008A 5.25%, 1/01/17	190	219,663
Series 2012B 5.00%, 1/01/18	555	651,526
Main Street Nat Gas, Inc. (JP Morgan Chase) Series A 5.00%, 3/15/17	385	431,862

		2,145,769

Illinois – 3.0%
Chicago IL Wtr 5.00%, 11/01/25	620	742,221
Illinois Finance Auth (Illinois Unemployment) Series 2012B 5.00%, 6/15/19	255	280,770

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	63

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois GO 5.00%, 8/01/15	$385	$420,836
AMBAC Series B 5.00%, 3/01/14	600	625,380

		2,069,207

Indiana – 0.8%
Indiana Bond Bank Gas (JP Morgan Chase) Series 2007A 5.25%, 10/15/20	150	174,583
Indiana Finance Auth (Indiana SRF) 5.00%, 2/01/27	275	325,116
Jasper Cnty IN PCR (No. Indiana Pub Serv Co.) NPFGC 5.60%, 11/01/16	75	83,768

		583,467

Louisiana – 1.3%
Louisiana Gas & Fuels Tax Series 2012A 5.00%, 5/01/27	135	162,217
Morehouse Parish LA PCR (International Paper Co.) Series A 5.25%, 11/15/13	265	273,374
New Orleans LA GO NPFGC 5.25%, 12/01/20	450	490,667

		926,258

Maryland – 0.6%
Baltimore MD GO Series 2013B 5.00%, 10/15/15	350	390,709

Massachusetts – 3.0%
Massachusetts GO AGM Series 2006C 2.621%, 11/01/19(a)	300	314,592
Series 2011B 4.00%, 8/01/13	1,115	1,132,305
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.)
Series 2008 5.00%, 7/01/16	540	605,124

		2,052,021

64	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan – 3.7%
Detroit MI City SD GO Series 2012A 4.00%, 5/01/14	$145	$150,018
Detroit MI Swr Disp AGM 0.806%, 7/01/32(b)	410	353,514
Michigan Fin Auth (Michigan Unemployment) 5.00%, 7/01/20	915	1,117,957
Series 2012A 5.00%, 7/01/14	845	898,176

		2,519,665

Missouri – 2.9%
Bi-State Dev Agy MO (St. Louis MO City & Cnty Sales Tax) Series 2010B 4.00%, 10/15/13	630	643,551
Springfield MO Pub Util 5.00%, 12/01/14	850	913,359
St. Louis MO Arpt (Lambert- St. Louis Intl Arpt)
NPFGC 5.50%, 7/01/16	375	427,620

		1,984,530

Nevada – 2.1%
Clark Cnty NV SD GO NPFGC Series 2003D 5.50%, 6/15/13	780	791,380
Nevada GO Series 2008C 5.00%, 6/01/15	260	285,953
Nevada Hwy Motor Veh Fuel Tax 5.00%, 12/01/16	325	376,090

		1,453,423

New Jersey – 1.0%
New Jersey EDA (New Jersey Cigarette Tax) 5.00%, 6/15/16	330	367,363
New Jersey EDA (New Jersey Trnst Pj Lease) Series 2008A 5.00%, 5/01/17	250	289,275

		656,638

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	65

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Mexico – 0.7%
New Mexico Severance Tax
Series 2010D 4.00%, 7/01/13	$500	$506,165

New York – 5.8%
Metropolitan Trnsp Auth NY
Series 2012D 4.00%, 11/15/15	625	682,237
Series 2012F 5.00%, 11/15/23	175	212,116
New York NY GO
Series C 5.25%, 8/01/17	160	190,378
New York NY Trnsl Fin Auth
Series 2012B 5.00%, 11/01/15	780	874,903
New York St Dormitory Auth (New York St Lease CUNY) Series 2008B 5.00%, 7/01/16	150	171,142
New York St Dormitory Auth (New York St Lease Svc Contract)
Series 2009A 5.00%, 7/01/18	1,000	1,194,200
New York St Thruway Auth (New York St Pers Income Tax)
Series 2008A 5.00%, 3/15/18	270	323,708
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2008B 5.00%, 4/01/16	280	317,170

		3,965,854

North Carolina – 0.9%
North Carolina Turnpike Auth 4.00%, 7/01/14	580	607,741

Ohio – 2.2%
Cleveland OH Arpt Sys AMBAC Series 2006A 5.00%, 1/01/16	490	536,065
Cleveland OH Mun SD GO AGM 5.25%, 6/01/14 (Pre-refunded/ETM)	585	620,930
Cuyahoga Cnty OH Econ Dev (Cuyahoga Cnty OH Lease) Series 2010G 5.25%, 12/01/25	285	333,701

		1,490,696

66	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 5.6%
Pennsylvania Econ Dev Fin Auth (Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/17	$905	$1,071,240
Pennsylvania GO 4.00%, 6/01/14	535	559,594
Series 2010A 5.00%, 5/01/14	280	295,268
Pennsylvania IDA (Pennsylvania IDA Econ Dev) 5.00%, 7/01/15	655	716,092
Philadelphia PA Parking Auth (Philadelphia Airport Parking) Series 2009 5.125%, 9/01/22	800	923,704
Pittsburgh PA GO 5.00%, 9/01/14	285	302,023

		3,867,921

Puerto Rico – 2.0%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/21	300	318,864
Puerto Rico GO FGIC Series 2002A 5.50%, 7/01/18	120	131,069
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 2.884%, 7/01/28(a)	280	221,446
Puerto Rico Sales Tax Fin Corp. Series 2009 A
5.50%, 8/01/23	605	673,141

		1,344,520

Rhode Island – 1.0%
Rhode Island Higher Ed Svgs Tr (Rhode Island DOT Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/18	600	715,428

Texas – 8.0%
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/15	1,010	1,124,908
Denton TX ISD GO Series 2012A 2.125%, 8/01/42	180	185,323
Houston TX ISD GO 2.00%, 6/01/29	450	459,112

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	67

Tax-Managed Conservative Wealth—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.) Series 2007 5.50%, 8/01/22	$460	$536,788
San Antonio TX Elec & Gas Series 2012 2.00%, 12/01/27	635	656,476
San Antonio TX Wtr NPFGC-RE 5.50%, 5/15/16	1,220	1,409,697
Spring TX ISD GO 5.00%, 8/15/24	600	726,228
Tarrant TX Regional WTR Dist Series 2012A 5.00%, 3/01/15	385	420,451

		5,518,983

Washington – 3.2%
Energy Northwest WA (Bonneville Power Admin) Series 2012A 5.00%, 7/01/19	620	763,865
King Cnty WA GO 5.00%, 6/01/15	550	604,901
Washington St GO Series 2013R 5.00%, 7/01/17	715	845,330

		2,214,096

Total Long-Term Municipal Bonds (cost $44,399,785)		46,142,987

Short-Term Municipal Notes – 1.5%
Mississippi – 0.4%
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2011B 0.11%, 11/01/35(c)	250	250,000

Texas – 1.1%
Lower Neches Valley Auth TX (Exxon Mobil Corp.) 0.10%, 11/01/51(c)	750	750,000

Total Municipal Obligations (cost $45,399,785)		47,142,987

	Shares
COMMON STOCKS – 19.7%
Financials – 4.0%
Capital Markets – 0.6%
Affiliated Managers Group, Inc.(d)	480	70,191
BlackRock, Inc. – Class A	157	37,641

68	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Credit Suisse Group AG(d)	990	$26,391
Deutsche Bank AG (REG)	410	18,718
Macquarie Group Ltd.	1,060	40,722
Morgan Stanley	2,800	63,140
State Street Corp.	900	50,931
UBS AG(d)	5,613	88,687

		396,421

Commercial Banks – 1.2%
Banco do Brasil SA	2,700	35,929
Bank of Montreal	440	27,396
Barclays PLC	4,150	19,256
BB&T Corp.	1,400	42,504
CIT Group, Inc.(d)	1,590	66,557
HSBC Holdings PLC	9,420	104,333
KB Financial Group, Inc.	1,199	43,412
KeyCorp	650	6,103
Lloyds Banking Group PLC(d)	22,610	18,586
Mitsubishi UFJ Financial Group, Inc.	7,100	39,351
National Australia Bank Ltd.	1,390	42,777
National Bank of Canada	120	9,142
Regions Financial Corp.	900	6,885
Sberbank of Russia (Sponsored ADR)	5,280	72,811
Societe Generale SA(d)	1,068	40,711
Sumitomo Mitsui Financial Group, Inc.	800	31,927
SunTrust Banks, Inc.	325	8,967
Turkiye Vakiflar Bankasi Tao – Class D	4,720	14,490
Unione di Banche Italiane SCPA	4,320	19,650
US Bancorp	1,600	54,368
Wells Fargo & Co.	4,250	149,090

		854,245

Consumer Finance – 0.2%
Discover Financial Services	1,300	50,089
Muthoot Finance Ltd.	1,730	6,646
Shriram Transport Finance Co., Ltd.	3,410	42,668

		99,403

Diversified Financial Services – 0.8%
Bank of America Corp.	8,200	92,086
BM&FBovespa SA	2,000	13,549
Citigroup, Inc.	3,110	130,527
IG Group Holdings PLC	5,813	43,410
ING Groep NV(d)	4,310	34,505
IntercontinentalExchange, Inc.(d)	903	139,802
JPMorgan Chase & Co.	2,000	97,840
ORIX Corp.	170	18,941

		570,660

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	69

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 0.8%
Admiral Group PLC	3,207	$60,711
Aegon NV	2,893	17,221
AIA Group Ltd.	16,800	73,085
Allianz SE	80	10,907
Aviva PLC	2,900	15,608
Berkshire Hathaway, Inc.(d)	300	30,648
Chubb Corp. (The)	400	33,612
Everest Re Group Ltd.	250	31,152
Fidelity National Financial, Inc. – Class A	1,100	27,434
Lancashire Holdings Ltd.	3,920	53,985
MetLife, Inc.	500	17,720
Muenchener Rueckversicherungs AG	80	14,350
PartnerRe Ltd.	125	11,155
Prudential PLC	5,510	81,784
Reinsurance Group of America, Inc. – Class A	475	27,312
Suncorp Group Ltd.	1,600	18,354
Travelers Cos., Inc. (The)	275	22,116
Validus Holdings Ltd.	375	13,361

		560,515

Real Estate Investment Trusts (REITs) – 0.0%
Stockland	5,730	22,008

Real Estate Management & Development – 0.3%
Evergrande Real Estate Group Ltd.	34,000	16,602
Global Logistic Properties Ltd.	18,000	36,917
Hang Lung Properties Ltd.	21,000	80,990
Mitsubishi Estate Co., Ltd.	1,000	24,929
New World Development Co., Ltd.	7,280	13,304

		172,742

Thrifts & Mortgage Finance – 0.1%
Housing Development Finance Corp.	2,980	41,975

		2,717,969

Consumer Discretionary – 3.3%
Auto Components – 0.3%
Cie Generale des Etablissements Michelin – Class B	270	24,049
GKN PLC	5,080	20,950
Lear Corp.	700	37,394
Magna International, Inc. (Toronto) – Class A	460	24,467
Nokian Renkaat OYJ	300	13,587
TRW Automotive Holdings Corp.(d)	900	52,821
Valeo SA	500	28,203

		201,471

Automobiles – 0.5%
Bayerische Motoren Werke AG	260	23,905
Ford Motor Co.	4,400	55,484

70	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Harley-Davidson, Inc.	705	$37,104
Honda Motor Co., Ltd.	900	33,659
Kia Motors Corp.	190	9,751
Mazda Motor Corp.(d)	10,000	30,153
Nissan Motor Co., Ltd.	3,000	30,394
Renault SA	290	18,318
Toyota Motor Corp.	1,200	61,631
Volkswagen AG (Preference Shares)	140	30,452

		330,851

Distributors – 0.1%
Imperial Holdings Ltd.	580	13,298
Li & Fung Ltd.	42,000	56,164

		69,462

Diversified Consumer Services – 0.1%
Anhanguera Educacional Participacoes SA	2,100	43,498
Estacio Participacoes SA	1,600	39,204

		82,702

Hotels, Restaurants & Leisure – 0.4%
Ajisen China Holdings Ltd.	23,000	16,594
Chipotle Mexican Grill, Inc. – Class A(d)	89	28,194
Melco Crown Entertainment Ltd. (ADR)(d)	840	16,137
MGM Resorts International(d)	2,600	32,474
Sands China Ltd.	12,000	56,836
Sodexo	570	52,730
Starbucks Corp.	1,455	79,763
Whitbread PLC	180	6,870

		289,598

Household Durables – 0.1%
MRV Engenharia e Participacoes SA	4,200	26,948
PulteGroup, Inc.(d)	2,600	49,868
Sony Corp.	1,100	16,044

		92,860

Internet & Catalog Retail – 0.2%
Amazon.com, Inc.(d)	289	76,374
priceline.com, Inc.(d)	110	75,634

		152,008

Media – 0.7%
Comcast Corp.—Class A	4,180	166,322
Fairfax Media Ltd.	12,300	7,192
Gannett Co., Inc.	2,800	56,196
Naspers Ltd.	230	14,852
News Corp. – Class A	1,525	43,920
Time Warner Cable, Inc. – Class A	400	34,556
Viacom, Inc. – Class B	700	40,922
Walt Disney Co. (The)	1,860	101,537

		465,497

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	71

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 0.2%
Dollar General Corp.(d)	530	$24,560
Don Quijote Co., Ltd.	200	7,883
Golden Eagle Retail Group Ltd.	9,000	18,428
Macy’s, Inc.	1,100	45,210
Myer Holdings Ltd.	2,020	5,742
Target Corp.	225	14,166

		115,989

Specialty Retail – 0.5%
Belle International Holdings Ltd.	19,000	34,803
GameStop Corp. – Class A	1,500	37,590
Home Depot, Inc. (The)	500	34,250
Indomobil Sukses Internasional TBK PT	8,000	4,463
L’Occitane International SA	5,750	17,262
Lowe’s Cos., Inc.	1,000	38,150
Mr. Price Group Ltd.	1,300	16,673
Nitori Holdings Co., Ltd.	250	18,616
O’Reilly Automotive, Inc.(d)	368	37,440
Shimamura Co., Ltd.	100	10,213
TJX Cos., Inc.	1,000	44,970
Ulta Salon Cosmetics & Fragrance, Inc.	330	29,225
Yamada Denki Co., Ltd.	710	25,764

		349,419

Textiles, Apparel & Luxury Goods – 0.2%
Burberry Group PLC	400	8,329
Cie Financiere Richemont SA	400	32,084
Coach, Inc.	505	24,407
LVMH Moet Hennessy Louis Vuitton SA	40	6,864
Samsonite International SA	1,200	2,833
VF Corp.	252	40,637

		115,154

		2,265,011

Information Technology – 3.1%
Communications Equipment – 0.4%
Cisco Systems, Inc.	3,450	71,933
F5 Networks, Inc.(d)	635	59,963
Harris Corp.	475	22,833
QUALCOMM, Inc.	1,526	100,151

		254,880

Computers & Peripherals – 0.5%
Apple, Inc.	426	188,036
Dell, Inc.	450	6,278
EMC Corp./MA(d)	1,003	23,079
Fujitsu Ltd.	6,000	27,559
Hewlett-Packard Co.	4,730	95,262
Wistron Corp.	9,081	10,170

		350,384

72	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 0.1%
Amphenol Corp. – Class A	230	$16,298
Hon Hai Precision Industry Co., Ltd.	4,000	11,160
LG Display Co., Ltd.(d)	1,530	42,819
Trimble Navigation Ltd.(d)	540	32,092

		102,369

Internet Software & Services – 0.7%
Akamai Technologies, Inc.(d)	760	28,090
Baidu, Inc. (Sponsored ADR)(d)	550	49,918
eBay, Inc.(d)	1,891	103,400
Facebook, Inc.(d)	990	26,977
Google, Inc. – Class A(d)	194	155,433
LinkedIn Corp.(d)	407	68,449
Rackspace Hosting, Inc.(d)	380	21,227
Telecity Group PLC	1,800	25,474
Tencent Holdings Ltd.	200	6,892

		485,860

IT Services – 0.4%
Cognizant Technology Solutions Corp. – Class A(d)	2,215	170,046
Tata Consultancy Services Ltd.	1,800	50,314
Visa, Inc. – Class A	502	79,637

		299,997

Semiconductors & Semiconductor Equipment – 0.5%
Advanced Semiconductor Engineering, Inc.	26,871	22,565
Applied Materials, Inc.	3,925	53,772
Broadcom Corp. – Class A	805	27,459
Micron Technology, Inc.(d)	4,700	39,433
Samsung Electronics Co., Ltd.	10	14,164
Samsung Electronics Co., Ltd. (Preference Shares)	132	106,732
SK Hynix, Inc.(d)	1,220	29,690
Sumco Corp.(d)	1,400	13,999
Tokyo Electron Ltd.	400	18,565

		326,379

Software – 0.5%
ANSYS, Inc.(d)	978	74,132
CA, Inc.	275	6,735
Citrix Systems, Inc.(d)	1,551	109,966
Electronic Arts, Inc.(d)	750	13,148
Intuit, Inc.	928	59,837
Nintendo Co., Ltd.	100	9,674
Red Hat, Inc.(d)	705	35,821
SAP AG	80	6,247
SolarWinds, Inc.(d)	253	14,284

		329,844

		2,149,713

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	73

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 2.2%
Biotechnology – 0.4%
Actelion Ltd.(d)	600	$30,882
Biogen Idec, Inc.(d)	871	144,882
Celgene Corp.(d)	850	87,703
Gilead Sciences, Inc.(d)	868	37,072
Vertex Pharmaceuticals, Inc.(d)	500	23,410

		323,949

Health Care Equipment & Supplies – 0.3%
Abbott Laboratories	75	2,534
IDEXX Laboratories, Inc.(d)	900	82,908
Intuitive Surgical, Inc.(d)	173	88,211
Medtronic, Inc.	1,100	49,456

		223,109

Health Care Providers & Services – 0.4%
Aetna, Inc.	600	28,314
Health Net, Inc./CA(d)	900	23,166
McKesson Corp.	385	40,860
Odontoprev SA	1,200	5,553
UnitedHealth Group, Inc.	1,659	88,674
WellPoint, Inc.	1,145	71,196

		257,763

Life Sciences Tools & Services – 0.1%
Eurofins Scientific	80	15,838
Illumina, Inc.(d)	570	28,574

		44,412

Pharmaceuticals – 1.0%
AbbVie, Inc.	75	2,769
Allergan, Inc./United States	688	74,593
AstraZeneca PLC	798	36,185
AstraZeneca PLC (Sponsored ADR)	650	29,536
GlaxoSmithKline PLC	2,140	47,159
Johnson & Johnson	1,000	76,110
Lupin Ltd.	680	7,334
Merck & Co., Inc.	1,800	76,914
Novartis AG	390	26,410
Pfizer, Inc.	6,180	169,147
Roche Holding AG	290	66,354
Roche Holding AG (Sponsored ADR)	800	45,896
Sun Pharmaceutical Industries Ltd.	1,120	16,403
		674,810

		1,524,043

Industrials – 2.1%
Aerospace & Defense – 0.4%
Boeing Co. (The)	675	51,907
European Aeronautic Defence and Space Co. NV	820	41,800
General Dynamics Corp.	110	7,477

74	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Northrop Grumman Corp.	175	$11,494
Precision Castparts Corp.	774	144,421
Safran SA	670	30,619

		287,718

Airlines – 0.1%
Delta Air Lines, Inc.(d)	2,400	34,248
Japan Airlines Co., Ltd.(d)	400	18,977
Qantas Airways Ltd.(d)	9,320	15,593

		68,818

Building Products – 0.0%
Asahi Glass Co., Ltd.	4,000	27,112

Commercial Services & Supplies – 0.1%
Aggreko PLC	390	9,997
Downer EDI Ltd.(d)	1,660	9,329
Edenred	390	13,473
Stericycle, Inc.(d)	250	23,980
Tyco International Ltd.	150	4,802

		61,581

Construction & Engineering – 0.1%
Larsen & Toubro Ltd.	1,160	29,167
Samsung Engineering Co., Ltd.	40	5,666

		34,833

Electrical Equipment – 0.2%
AMETEK, Inc.	895	37,438
Roper Industries, Inc.	320	39,875
Sumitomo Electric Industries Ltd.	3,400	39,583

		116,896

Industrial Conglomerates – 0.4%
Danaher Corp.	1,326	81,682
General Electric Co.	6,410	148,840
Jardine Matheson Holdings Ltd.	400	25,326

		255,848

Machinery – 0.3%
Cummins, Inc.	285	33,023
FANUC Corp.	200	30,840
Flowserve Corp.	485	77,842
Komatsu Ltd.	900	22,664
Timken Co.	275	14,938

		179,307

Professional Services – 0.4%
Bureau Veritas SA	540	69,536
Capita PLC	8,003	99,772
Intertek Group PLC	2,130	107,638
Qualicorp SA(d)	700	7,826
SGS SA	12	30,433

		315,205

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	75

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 0.1%
Globaltrans Investment PLC (Sponsored GDR)(e)	1,420	$22,706
Tokyu Corp.	2,000	11,976

		34,682

Trading Companies & Distributors – 0.0%
Mitsubishi Corp.	1,000	19,811

		1,401,811

Energy – 1.9%
Energy Equipment & Services – 0.7%
AMEC PLC	798	12,602
Diamond Offshore Drilling, Inc.	550	38,324
Halliburton Co.	850	35,284
Helix Energy Solutions Group, Inc.(d)	425	9,949
Helmerich & Payne, Inc.	900	59,634
Nabors Industries Ltd.(d)	1,000	16,760
National Oilwell Varco, Inc.	485	33,043
Oceaneering International, Inc.	977	62,127
Saipem SpA	270	7,209
Schlumberger Ltd.	1,315	102,373
Seadrill Ltd.	980	35,736
Technip SA	253	27,338

		440,379

Oil, Gas & Consumable Fuels – 1.2%
Afren PLC(d)	5,249	11,288
Banpu PCL	550	7,229
BP PLC	7,920	53,108
BP PLC (Sponsored ADR)	750	30,300
Chevron Corp.	935	109,535
China Petroleum & Chemical Corp. – Class H	20,000	22,710
Concho Resources, Inc.(d)	178	16,013
ENI SpA	1,740	39,602
EOG Resources, Inc.	330	41,484
Exxon Mobil Corp.	2,675	239,546
Gazprom OAO (Sponsored ADR)	2,930	26,018
JX Holdings, Inc.	1,300	7,923
LUKOIL OAO (London) (Sponsored ADR)	320	20,640
Marathon Oil Corp.	425	14,238
Noble Energy, Inc.	558	61,843
NovaTek OAO (Sponsored GDR)(e)	230	26,645
Petroleo Brasileiro SA (Sponsored ADR)	2,420	40,487
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,280	42,041
Valero Energy Corp.	500	22,795
		833,445

		1,273,824

76	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 1.8%
Beverages – 0.1%
Anheuser-Busch InBev NV	230	$21,554
Asahi Group Holdings Ltd.	900	22,723
Coca-Cola Enterprises, Inc.	175	6,262

		50,539

Food & Staples Retailing – 0.4%
CVS Caremark Corp.	450	23,004
George Weston Ltd.	100	7,229
Jeronimo Martins SGPS SA	2,390	47,636
Koninklijke Ahold NV	1,990	28,556
Kroger Co. (The)	2,240	65,431
Olam International Ltd.	48,636	64,968
Tsuruha Holdings, Inc.	100	8,664
WM Morrison Supermarkets PLC	5,050	19,856

		265,344

Food Products – 0.2%
Bunge Ltd.	250	18,528
Hershey Co. (The)	854	71,172
Tyson Foods, Inc. – Class A	2,700	61,209
Unilever PLC	730	29,071

		179,980

Household Products – 0.2%
Henkel AG & Co. KGaA	500	36,940
Procter & Gamble Co. (The)	670	51,041
Reckitt Benckiser Group PLC	420	28,165

		116,146

Personal Products – 0.1%
Estee Lauder Cos., Inc. (The) – Class A	1,096	70,254

Tobacco – 0.8%
Altria Group, Inc.	1,600	53,680
British American Tobacco PLC	2,750	143,065
Imperial Tobacco Group PLC	924	33,448
Japan Tobacco, Inc.	3,400	107,351
KT&G Corp.	90	6,417
Lorillard, Inc.	825	31,795
Philip Morris International, Inc.	1,778	163,131

		538,887

		1,221,150

Materials – 0.7%
Chemicals – 0.4%
Agrium, Inc. (Toronto)	121	12,530
Arkema SA	90	9,125
Filtrona PLC	3,450	33,348
Koninklijke DSM NV	503	29,378

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	77

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

LyondellBasell Industries NV	1,000	$58,620
Monsanto Co.	767	77,490
OCI Co., Ltd.	100	15,945
Teijin Ltd.	3,000	6,955

		243,391

Construction Materials – 0.0%
China Shanshui Cement Group Ltd.	10,000	7,156
Semen Indonesia Persero TBK PT	8,000	14,353

		21,509

Metals & Mining – 0.3%
Anglo American PLC	1,010	29,267
BHP Billiton PLC	1,580	49,858
Goldcorp, Inc.	560	18,278
KGHM Polska Miedz SA	360	20,411
Kinross Gold Corp.	1,500	11,418
MMC Norilsk Nickel OJSC (ADR)	2,140	37,878
Rio Tinto PLC	600	32,084
Vale SA (Sponsored ADR) (Local Preference Shares)	2,200	40,414

		239,608

		504,508

Telecommunication Services – 0.3%
Diversified Telecommunication Services – 0.2%
AT&T, Inc.	2,400	86,184
Nippon Telegraph & Telephone Corp.	1,200	54,831
TDC A/S	920	6,920
Vivendi SA	896	18,795

		166,730

Wireless Telecommunication Services – 0.1%
America Movil SAB de CV Series L (ADR)	800	16,712
China Mobile Ltd.	500	5,490
Vodafone Group PLC	15,735	39,467

		61,669

		228,399

Utilities – 0.3%
Electric Utilities – 0.2%
Edison International	250	12,008
EDP – Energias de Portugal SA	7,870	23,538
Electricite de France SA	1,030	19,435
Great Plains Energy, Inc.	1,200	26,196
NV Energy, Inc.	2,100	41,496

		122,673

Gas Utilities – 0.0%
Atmos Energy Corp.	425	16,222

78	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Independent Power Producers & Energy Traders – 0.0%
APR Energy PLC	2,397	$25,746

Multi-Utilities – 0.1%
CenterPoint Energy, Inc.	250	5,358
CMS Energy Corp.	550	14,635
DTE Energy Co.	100	6,680
National Grid PLC	1,840	20,329
NiSource, Inc.	200	5,540

		52,542

		217,183

Total Common Stocks (cost $10,985,058)		13,503,611

INVESTMENT COMPANIES – 10.0%
Funds and Investment Trusts – 10.0%
Volatility Management Portfolio* (cost $6,503,770)	631,829	6,886,931

WARRANTS – 0.1%
Financials – 0.1%
Thrifts & Mortgage Finance – 0.1%
Housing Development Finance Corp., Merrill Lynch International, expiring 8/19/15(d)	1,790	24,944

Industrials – 0.0%
Industrial Conglomerates – 0.0%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(d)	3,890	7,137

Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Olam International Ltd., expiring 12/03/17(d)	7,716	2,276

Total Warrants (cost $27,491)		34,357

	Principal Amount (000)
CORPORATES - NON-INVESTMENT GRADES – 0.0%
Industrial – 0.0%
Consumer Non-Cyclical – 0.0%
Olam International Ltd. 6.75%, 1/29/18(e) (cost $14,175)	$15	14,218

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	79

Tax-Managed Conservative Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.12%(f) (cost $1,134,863)	1,134,863	$1,134,863

Total Investments – 100.1% (cost $64,065,142)		68,716,967
Other assets less liabilities – (0.1)%		(77,352)

Net Assets – 100.0%		$68,639,615

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
Long Future
Euro STOXX 50 Index Futures	1	March 2013	$34,131	$34,401	$270

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	BRL	48	USD	24	3/04/13	$49
BNP Paribas SA	USD	23	BRL	48	3/04/13	837
Goldman Sachs Capital Markets LP	BRL	48	USD	22	3/04/13	(1,883)
Goldman Sachs Capital Markets LP	USD	24	BRL	48	3/04/13	(49)
State Street Bank & Trust Co.	AUD	90	USD	92	5/15/13	870
State Street Bank & Trust Co.	CAD	106	USD	106	5/15/13	3,248
State Street Bank & Trust Co.	CHF	95	USD	104	5/15/13	2,288
State Street Bank & Trust Co.	EUR	157	USD	206	5/15/13	896
State Street Bank & Trust Co.	GBP	339	USD	535	5/15/13	20,438
State Street Bank & Trust Co.	HKD	1,302	USD	168	5/15/13	35
State Street Bank & Trust Co.	JPY	46,106	USD	500	5/15/13	2,043
State Street Bank & Trust Co.	NOK	474	USD	83	5/15/13	581
State Street Bank & Trust Co.	NZD	123	USD	102	5/15/13	813
State Street Bank & Trust Co.	SEK	64	USD	10	5/15/13	272
State Street Bank & Trust Co.	USD	266	AUD	258	5/15/13	(4,046)
State Street Bank & Trust Co.	USD	243	CAD	244	5/15/13	(6,672)
State Street Bank & Trust Co.	USD	102	CHF	95	5/15/13	(695)
State Street Bank & Trust Co.	USD	147	EUR	110	5/15/13	(3,231)
State Street Bank & Trust Co.	USD	127	GBP	84	5/15/13	154
State Street Bank & Trust Co.	USD	31	HKD	243	5/15/13	(9)
State Street Bank & Trust Co.	USD	208	JPY	19,329	5/15/13	545
State Street Bank & Trust Co.	USD	146	NOK	805	5/15/13	(5,684)
State Street Bank & Trust Co.	USD	128	NZD	155	5/15/13	(544)
State Street Bank & Trust Co.	USD	209	SEK	1,344	5/15/13	(1,556)
State Street Bank & Trust Co.	USD	73	SGD	90	5/15/13	90
UBS AG	USD	109	EUR	82	5/15/13	(2,745)

						$6,045

80	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

INFLATION (CPI) SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank	$2,000	7/29/13	1.830%	CPI	#	$(47,631)
Barclays Bank	3,000	8/11/15	2.030%	CPI	#	(103,757)
Barclays Bank	500	7/19/17	2.038%	CPI	#	13,336
Barclays Bank	300	10/5/22	2.765%	CPI	#	(819)
Morgan Stanley Capital Services LLC	1,500	10/31/18	1.960%	CPI	#	2,799

						$(136,072)

*	To obtain a copy of the fund’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Variable rate coupon, rate shown as of February 28, 2013.

(b)	Floating Rate Security. Stated interest rate was in effect at February 28, 2013.

(c)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(d)	Non-income producing security.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2013, the aggregate market value of these securities amounted to $63,569 or 0.1% of net assets.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of February 28, 2013, the Strategy held 68.6% of its total investments in municipal bonds. Of the total investments in municipal bonds, 16.1% is insured (16.1% of this amount represents the Strategy’s holding in pre-refunded or escrowed to maturity bonds).

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

ADR	– American Depositary Receipt
AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	81

Tax-Managed Conservative Wealth—Portfolio of Investments

DOT	– Department of Transportation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GDR	– Global Depositary Receipt
GO	– General Obligation
IDA	– Industrial Development Authority/Agency
ISD	– Independent School District
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
OJSC	– Open Joint Stock Company
PCR	– Pollution Control Revenue Bond
REG	– Registered Shares
SD	– School District
SRF	– State Revolving Fund

See notes to financial statements.

82	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

February 28, 2013 (unaudited)

	Tax-Managed Wealth Appreciation Strategy		Tax-Managed Balanced Wealth Strategy	Tax-Managed Conservative Wealth Strategy
Assets
Investments in securities, at value
Unaffiliated issuers (cost $415,443,219, $122,268,783 and $56,426,509, respectively)	$499,629,800		$136,212,792	$60,695,173
Affiliated issuers (cost $131,074,599, $25,678,264 and $7,638,633, respectively)	138,096,704		26,982,165	8,021,794
Cash(a)	75,328		5,136	3,170
Foreign currencies, at value (cost $493,182, $85,425 and $12,521, respectively)	491,030		85,094	12,346
Unrealized appreciation of forward currency exchange contracts	1,340,154		149,620	36,468
Dividends and interest receivable	1,247,937		1,126,800	513,711
Receivable for investment securities sold	1,073,972		280,506	59,101
Receivable for shares of beneficial interest sold	1,059,036		115,685	6,671
Receivable for variation margin on futures contracts	7,211		601	300
Unrealized appreciation on inflation swap contracts	– 0	–	60,593	16,135

Total assets	643,021,172		165,018,992	69,364,869

Liabilities
Due to custodian	– 0	–	3,179,096	– 0	–
Payable for shares of beneficial interest redeemed	1,980,478		409,249	305,985
Payable for investment securities purchased and foreign currency transactions	1,463,837		170,611	115,848
Unrealized depreciation of forward currency exchange contracts	1,133,251		121,046	30,423
Advisory fee payable	321,895		68,190	8,638
Distribution fee payable	23,772		54,334	25,631
Transfer Agent fee payable	10,334		11,431	4,943
Unrealized depreciation on inflation swap contracts	– 0	–	7,478	152,207
Accrued expenses and other liabilities	107,704		108,767	81,579

Total liabilities	5,041,271		4,130,202	725,254

Net Assets	$637,979,901		$160,888,790	$68,639,615

(a)	Amounts of $61,633, $5,136 and $2,568, respectively, have been segregated to collateralize margin requirements for the open futures contracts outstanding at February 28, 2013.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	83

Statement of Assets & Liabilities

	Tax-Managed Wealth Appreciation Strategy	Tax-Managed Balanced Wealth Strategy	Tax-Managed Conservative Wealth Strategy
Composition of Net Assets
Shares of beneficial interest, at par	$489	$125	$59
Additional paid-in capital	657,098,143	153,458,962	63,930,330
Undistributed net investment income	484,458	262,907	4,552
Accumulated net realized gain (loss) on investment and foreign currency transactions	(111,036,449)	(8,167,834)	181,337
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	91,433,260	15,334,630	4,523,337

Net Assets	$637,979,901	$160,888,790	$68,639,615

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Tax-Managed Wealth Appreciation Strategy	Net Assets	Shares Outstanding	Net Asset Value

Class A	$33,355,769	2,560,127	$13.03	*

Class B	$3,185,319	248,054	$12.84

Class C	$17,452,556	1,357,518	$12.86

Advisor Class	$583,986,257	44,701,725	$13.06

Tax-Managed Balanced Wealth Strategy

Class A	$93,071,050	7,249,968	$12.84	*

Class B	$9,199,044	715,271	$12.86

Class C	$33,305,837	2,584,394	$12.89

Advisor Class	$25,312,859	1,969,417	$12.85

Tax-Managed Conservative Wealth Strategy

Class A	$42,853,134	3,725,661	$11.50	*

Class B	$3,218,951	271,980	$11.84

Class C	$16,959,494	1,432,666	$11.84

Advisor Class	$5,608,036	486,569	$11.53

*	The maximum offering price per share for Class A shares of Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy was $13.61, $13.41 and $12.01, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

84	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2013 (unaudited)

	Tax-Managed Wealth Appreciation Strategy		Tax-Managed Balanced Wealth Strategy		Tax-Managed Conservative Wealth Strategy
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $192,032, $21,648 and $5,947, respectively)	$4,556,962		$518,860		$132,855
Affiliated issuers	1,382,400		280,740		81,525
Interest	3,914		1,402,692		550,158

Total income	5,943,276		2,202,292		764,538

Expenses
Advisory fee (see Note B)	2,007,573		449,345		194,986
Distribution fee – Class A	50,258		142,675		66,101
Distribution fee – Class B	17,822		51,599		19,852
Distribution fee – Class C	88,657		170,063		88,439
Transfer agency – Class A	5,152		45,592		21,131
Transfer agency – Class B	1,190		5,975		2,299
Transfer agency – Class C	3,369		17,185		8,949
Transfer agency – Advisor Class	87,055		11,546		2,505
Custodian	121,861		79,755		69,975
Registration fees	33,176		28,760		24,974
Audit	27,862		30,830		28,288
Trustees’ fees	24,613		24,780		28,080
Legal	21,824		22,169		21,694
Printing	14,235		31,206		10,746
Miscellaneous	23,317		16,011		12,092

Total expenses	2,527,964		1,127,491		600,111
Less: expenses waived and reimbursed by the Adviser (see Note B)	– 0	–	– 0	–	(106,596)

Net expenses	2,527,964		1,127,491		493,515

Net investment income	3,415,312		1,074,801		271,023

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	85

Statement of Operations

	Tax-Managed Wealth Appreciation Strategy		Tax-Managed Balanced Wealth Strategy	Tax-Managed Conservative Wealth Strategy
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions(a)	$5,853,128		$1,823,614	$590,930
Futures contracts	173,362		23,417	6,413
Options written	270,607		32,048	8,569
Foreign currency transactions	1,656,383		165,300	40,555
Net change in unrealized appreciation/depreciation of:
Investments(b)	51,949,227		5,037,011	1,314,133
Futures contracts	(94,879)		(13,843)	(3,439)
Options written	(243,110)		(28,791)	(7,698)
Swap contracts	– 0	–	127,047	50,075
Foreign currency denominated assets and liabilities	496,784		58,922	14,908

Net gain on investment and foreign currency transactions	60,061,502		7,224,725	2,014,446

Net Increase in Net Assets from Operations	$63,476,814		$8,299,526	$2,285,469

(a)	Net of foreign capital gains taxes of $18,549, $393 and $0, respectively.

(b)	Net of decrease in accrued foreign capital gains taxes of $4,259, $620 and $126, respectively.

See notes to financial statements.

86	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Tax-Managed Wealth Appreciation Strategy
	Six Months Ended February 28, 2013 (unaudited)		Year Ended August 31, 2012
Increase in Net Assets from Operations
Net investment income	$3,415,312		$7,039,448
Net realized gain on investment and foreign currency transactions	7,953,480		23,514,062
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	52,108,022		5,002,587

Net increase in net assets from operations	63,476,814		35,556,097
Dividends to Shareholders from
Net investment income
Class A	(194,803)		(476,438)
Class B	– 0	–	(23,476)
Class C	– 0	–	(99,071)
Advisor Class	(5,011,098)		(8,439,747)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(29,239,997)		1,385,349

Total increase	29,030,916		27,902,714
Net Assets
Beginning of period	608,948,985		581,046,271

End of period (including undistributed net investment income of $484,458 and $2,275,047, respectively)	$637,979,901		$608,948,985

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	87

Statement of Changes in Net Assets

Tax-Managed Balanced Wealth Strategy
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,074,801	$2,444,939
Net realized gain on investment and foreign currency transactions	2,044,379	7,667,757
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	5,180,346	(1,382,716)

Net increase in net assets from operations	8,299,526	8,729,980
Dividends to Shareholders from
Net investment income
Class A	(633,888)	(1,944,431)
Class B	(28,091)	(162,518)
Class C	(101,855)	(424,428)
Advisor Class	(190,787)	(424,285)
Transactions in Shares of Beneficial Interest
Net decrease	(14,147,397)	(33,654,006)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	5,573

Total decrease	(6,802,492)	(27,874,115)
Net Assets
Beginning of period	167,691,282	195,565,397

End of period (including undistributed net investment income of $262,907 and $142,727, respectively)	$160,888,790	$167,691,282

See notes to financial statements.

88	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

	Tax-Managed Conservative Wealth Strategy
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$271,023	$794,998
Net realized gain on investment and foreign currency transactions	646,467	2,857,853
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,367,979	(847,478)

Net increase in net assets from operations	2,285,469	2,805,373
Dividends to Shareholders from
Net investment income
Class A	(240,898)	(701,110)
Class B	(5,083)	(33,181)
Class C	(28,228)	(127,638)
Advisor Class	(34,923)	(91,833)
Transactions in Shares of Beneficial Interest
Net decrease	(6,527,851)	(17,946,888)

Total decrease	(4,551,514)	(16,095,277)
Net Assets
Beginning of period	73,191,129	89,286,406

End of period (including undistributed net investment income of $4,552 and $42,661, respectively)	$68,639,615	$73,191,129

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	89

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

February 28, 2013 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Conservative Wealth Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

90	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Strategies value their securities which may materially affect the value of securities trading in such markets.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	91

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market value as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

92	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Strategies’ investments by the above fair value hierarchy levels as of February 28, 2013:

Tax-Managed Wealth Appreciation Strategy
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$49,974,769		$47,176,935		$	– 0	–	$97,151,704
Consumer Discretionary	52,808,202		29,388,957			– 0	–	82,197,159
Information Technology	64,621,712		15,119,417			– 0	–	79,741,129
Health Care	48,323,849		9,593,586			– 0	–	57,917,435
Industrials	29,821,798		24,300,626			– 0	–	54,122,424
Energy	37,034,402		10,185,486			– 0	–	47,219,888
Consumer Staples	23,557,289		21,724,823			– 0	–	45,282,112
Materials	9,373,382		9,946,315			– 0	–	19,319,697
Utilities	4,995,812		3,157,242			– 0	–	8,153,054
Telecommunication Services	3,409,088		4,279,868			– 0	–	7,688,956
Investment Companies	127,732,894		– 0	–		– 0	–	127,732,894
Corporates - Non-Investment Grades	– 0	–	– 0	–		492,203		492,203
Warrants	78,811		– 0	–		265,228		344,039
Short-Term Investments	10,363,810		– 0	–		– 0	–	10,363,810

Total Investments in Securities	462,095,818		174,873,255	+		757,431		637,726,504

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	93

Notes to Financial Statements

Tax-Managed Wealth Appreciation Strategy
Investments in Securities:	Level 1			Level 2		Level 3		Total
Other Financial Instruments* :
Assets:
Futures Contracts	$	– 0	–	$6,479		$ – 0	–	$6,479 #
Forward Currency Exchange Contracts		– 0	–	1,340,154		– 0	–	1,340,154
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(1,133,251)		– 0	–	(1,133,251)

Total++		$462,095,818		$175,086,637		$757,431		$637,939,886

Tax-Managed Balanced Wealth Strategy
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Municipal Obligations	$	– 0	–	$82,344,284		$1,782,594^		$84,126,878
Common Stocks:
Financials		5,480,352		4,907,109		– 0	–	10,387,461
Consumer Discretionary		5,573,383		2,931,132		– 0	–	8,504,515
Information Technology		6,830,789		1,520,189		– 0	–	8,350,978
Health Care		4,932,959		971,656		– 0	–	5,904,615
Industrials		2,936,145		2,477,401		– 0	–	5,413,546
Energy		4,032,941		1,096,396		– 0	–	5,129,337
Consumer Staples		2,216,675		2,260,303		– 0	–	4,476,978
Materials		1,077,807		986,253		– 0	–	2,064,060
Utilities		624,105		329,518		– 0	–	953,623
Telecommunication Services		362,693		453,832		– 0	–	816,525
Investment Companies		23,291,230		– 0	–	– 0	–	23,291,230
Corporates - Non-Investment Grades		– 0	–	– 0	–	56,152		56,152
Warrants		8,991		– 0	–	19,133		28,124
Short-Term Investments		3,690,935		– 0	–	– 0	–	3,690,935

Total Investments in Securities		61,059,005		100,278,073	+	1,857,879		163,194,957
Other Financial Instruments* :
Assets:
Futures Contracts		– 0	–	540		– 0	–	540 #
Forward Currency Exchange Contracts		– 0	–	149,620		– 0	–	149,620
Inflation (CPI) Swap Contracts		– 0	–	60,593		– 0	–	60,593
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(121,046)		– 0	–	(121,046)
Inflation (CPI) Swap Contracts		– 0	–	(7,478)		– 0	–	(7,478)

Total++		$61,059,005		$100,360,302		$1,857,879		$163,277,186

94	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Tax-Managed Conservative Wealth Strategy
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Municipal Obligations	$	– 0	–	$47,142,987		$	– 0	–	$47,142,987
Common Stocks:
Financials		1,446,704		1,271,265			– 0	–	2,717,969
Consumer Discretionary		1,489,422		775,589			– 0	–	2,265,011
Information Technology		1,753,689		396,024			– 0	–	2,149,713
Health Care		1,277,478		246,565			– 0	–	1,524,043
Industrials		742,499		659,312			– 0	–	1,401,811
Energy		982,713		291,111			– 0	–	1,273,824
Consumer Staples		629,153		591,997			– 0	–	1,221,150
Materials		256,628		247,880			– 0	–	504,508
Telecommunication Services		102,896		125,503			– 0	–	228,399
Utilities		128,135		89,048			– 0	–	217,183
Investment Companies		6,886,931		– 0	–				6,886,931
Warrants		2,276		– 0	–		32,081		34,357
Corporates - Non-Investment Grades		– 0	–	– 0	–		14,218		14,218
Short-Term Investments		1,134,863		– 0	–		– 0	–	1,134,863

Total Investments in Securities		16,833,387		51,837,281	+		46,299		68,716,967
Other Financial Instruments* :
Assets:
Futures Contracts		– 0	–	270			– 0	–	270 #
Forward Currency Exchange Contracts		– 0	–	36,468			– 0	–	36,468
Inflation (CPI) Swap Contracts		– 0	–	16,135			– 0	–	16,135
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(30,423)			– 0	–	(30,423)
Inflation (CPI) Swap Contracts		– 0	–	(152,207)			– 0	–	(152,207)

Total++		$16,833,387		$51,707,524			$46,299		$68,587,210

^	The Strategy held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	95

Notes to Financial Statements

+	A significant portion of the Strategy’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

++	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Strategies recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Tax-Managed Wealth Appreciation Strategy	Corporates - Non- Investment Grades		Warrants		Total
Balance as of 8/31/12	$ – 0	–	$132,476		$132,476
Accrued discounts/(premiums)	368		– 0	–	368
Realized gain (loss)	– 0	–	(679)		(679)
Change in unrealized appreciation/depreciation	1,474		32,802		34,276
Purchases	490,361		140,182		630,543
Sales	– 0	–	(39,553)		(39,553)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 2/28/13	$492,203		$265,228		$757,431

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/13*	$1,474		$32,802		$34,276

Tax-Managed Balanced Wealth Strategy	Municipal Obligations^		Corporates - Non- Investment Grades		Warrants
Balance as of 8/31/12	$2,235,330		$ – 0	–	$15,465
Accrued discounts/(premiums)	1,805		42		– 0	–
Realized gain (loss)	(41,647)		– 0	–	– 0	–
Change in unrealized appreciation/depreciation	64,806		168		3,542
Purchases	– 0	–	55,942		126
Sales	(477,700)		– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 2/28/13	$1,782,594		$56,152		$19,133

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/13*	$(14,804)		$168		$3,542

96	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

	Total
Balance as of 8/31/12	$2,250,795
Accrued discounts/(premiums)	1,847
Realized gain (loss)	(41,647)
Change in unrealized appreciation/depreciation	68,516
Purchases	56,068
Sales	(477,700)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 2/28/13	$1,857,879

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/13*	$(11,094)

Tax-Managed Conservative Wealth Strategy	Municipal Obligations			Corporates - Non- Investment Grades			Warrants
Balance as of 8/31/12		$142,341		$	– 0	–	$31,669
Accrued discounts/(premiums)		(769)			11		– 0	–
Realized gain (loss)		– 0	–		– 0	–	144
Change in unrealized appreciation/depreciation		(1,572)			42		2,896
Purchases		– 0	–		14,165		2,721
Sales		(140,000)			– 0	–	(5,349)
Transfers in to Level 3		– 0	–		– 0	–	– 0	–
Transfers out of Level 3		– 0	–		– 0	–	– 0	–

Balance as of 2/28/13	$	– 0	–		$14,218		$32,081

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/13*	$	– 0	–		$42		$2,302

	Total
Balance as of 8/31/12	$174,010
Accrued discounts/(premiums)	(758)
Realized gain (loss)	144
Change in unrealized appreciation/depreciation	1,366
Purchases	16,886
Sales	(145,349)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 2/28/13	$46,299

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/13*	$2,344

^	The Strategy held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	97

Notes to Financial Statements

The following presents information about significant unobservable inputs related to Tax-Managed Balanced Wealth Strategy’s Level 3 investments February 28, 2013:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 2/28/2013			Valuation Technique	Unobservable Input	Range
Municipal Obligations		$1,782,594		Third Party Vendor	Evaluated Quotes	$30.00 - $105.60
	$	– 0	–	Valuation Qualitative Assessment		$0.00
Corporates - Non-Investment Grades		$56,152		Third Party Vendor	Evaluated Quotes	$94.00
Warrants		$19,133		Indicative Market Quotations	Broker Quotes	$1.83

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

98	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategies are informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	99

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Tax-Managed Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Conservative Wealth	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

Tax-Managed Strategy	Class A	Class B	Class C	Advisor Class
Conservative Wealth	1.20%	1.90%	1.90%	.90%

For the six months ended February 28, 2013, such waiver/reimbursement amounted to $106,596 for the Tax-Managed Conservative Wealth Strategy.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $59,793, $40,263 and $15,794 for the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively, for the six months ended February 28, 2013.

100	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The Strategies may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategies’ transactions in shares of the Government STIF Portfolio for the six months ended February 28, 2013 is as follows:

Tax-Managed Strategy	Market Value August 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 28, 2013 (000)	Dividend Income (000)
Wealth Appreciation	$8,167	$73,203	$71,006	$10,364	$6
Balanced Wealth	683	29,193	26,185	3,691	1
Conservative Wealth	1,958	11,964	12,787	1,135	1

The Strategies may invest in the AllianceBernstein Pooling Portfolios—Volatility Management Portfolio (“Volatility Management Portfolio”), an open-end management investment company managed by the Adviser. A summary of the Strategies’ transactions in shares of the Volatility Management Portfolio for the six months ended February 28, 2013 is as follows:

Tax-Managed Strategy	Market Value August 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation/ (Depreciation) (000)	Market Value February 28, 2013 (000)	Dividend Income (000)
Wealth Appreciation	$121,483	$9,330	$10,879	$279	$7,520	$127,733	$1,376
Balanced Wealth	23,792	3,123	5,169	128	1,417	23,291	280
Conservative Wealth	7,341	398	1,302	34	416	6,887	81

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the six months ended February 28, 2013 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Tax-Managed Strategy	Class A	Class A	Class B	Class C
Wealth Appreciation	$980	$0	$519	$49
Balanced Wealth	1,366	76	1,023	486
Conservative Wealth	2,324	41	694	617

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	101

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended February 28, 2013 amounted to $234,649, $30,619 and $7,389 for the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively, of which $0 and $867; $17 and $181; and $0 and $36 were paid, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Strategies’ average daily net assets attributable to Class A shares and 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .30% of the Strategies’ average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 28, 2013, were as follows:

Tax-Managed Strategy	Purchases	Sales
Wealth Appreciation	$131,637,858	$162,505,355
Balanced Wealth	24,691,809	34,621,199
Conservative Wealth	11,718,116	17,005,656

There were no investment transactions in U.S. government securities during the six months ended February 28, 2013.

102	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Tax-Managed Strategy	Appreciation	(Depreciation)
Wealth Appreciation	$104,694,644	$(13,485,958)	$91,208,686
Balanced Wealth	17,096,822	(1,848,912)	15,247,910
Conservative Wealth	5,062,507	(410,682)	4,651,825

1. Derivative Financial Instruments

The Strategies may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategies, as well as the methods in which they may be used are:

•	Futures Contracts

The Strategies may buy or sell futures contracts for investment purposes or for the purpose of hedging their portfolios against adverse effects of potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategies may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into a futures contract, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	103

Notes to Financial Statements

Use of long futures contracts subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended February 28, 2013, the Strategies held futures contracts for hedging purposes.

•	Forward Currency Exchange Contracts

The Strategies may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended February 28, 2013, the Strategies held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Strategies may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Strategies may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Strategies pay a premium whether or not the option is exercised. Additionally, the Strategies bear the risk of loss of the premium and change in market value

104	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Strategies write an option, the premium received by the Strategies is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategies on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategies have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Strategies. In writing an option, the Strategies bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Strategies could result in the Strategies selling or buying a security or currency at a price different from the current market value.

During the six months ended February 28, 2013, the Strategies held purchased options for hedging purposes. During the six months ended February 28, 2013, the Strategies held written options for hedging purposes.

For the six months ended February 28, 2013, the Strategies had the following transactions in written options:

Tax-Managed Wealth Appreciation Strategy	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/12	31,580			$258,999
Options written	– 0	–		– 0	–
Options expired	(31,580)			(258,999)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 2/28/13	– 0	–	$	– 0	–

Tax-Managed Balanced Wealth Strategy	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/12	3,740			$30,673
Options written	– 0	–		– 0	–
Options expired	(3,740)			(30,673)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 2/28/13	– 0	–	$	– 0	–

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	105

Notes to Financial Statements

Tax-Managed Conservative Wealth Strategy	Number of Contracts		Premiums Received
Options written outstanding as of 8/31/12	1,000			$8,201
Options written	– 0	–		– 0	–
Options expired	(1,000)			(8,201)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 2/28/13	– 0	–	$	– 0	–

•	Swap Agreements

The Strategies may enter into swaps to hedge their exposure to interest rates (including inflation), credit risk, or currencies. The Strategies may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategies exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

106	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended February 28, 2013, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy held inflation (CPI) swaps for hedging purposes. Tax-Managed Wealth Appreciation Strategy did not hold inflation swaps during the six months ended February 28, 2013.

Documentation governing the Strategies’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategies’ counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of February 28, 2013, the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy had OTC derivatives with contingent features in net liability positions in the amount of $406,328, $35,475 and $143,548, respectively. If a trigger event had occurred at February 28, 2013, for those derivatives in a net liability position, amounts of $406,328, $35,475 and $143,548 would be required to be posted by the Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Conservative Wealth Strategy, respectively.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	107

Notes to Financial Statements

At February 28, 2013, the Strategies had entered into the following derivatives:

Tax-Managed Wealth Appreciation Strategy	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,340,154		Unrealized depreciation of forward currency exchange contracts	$1,133,251

Equity contracts	Receivable/Payable for variation margin on futures contracts	6,479	*

Total		$1,346,633			$1,133,251

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,670,759	$502,411

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	173,362	(94,879)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(675,686)	543,427

108	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$270,607	$(243,110)

Total		$1,439,042	$707,849

Tax-Managed Balanced Wealth Strategy	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$149,620		Unrealized depreciation of forward currency exchange contracts	$121,046

Interest rate contracts	Unrealized appreciation on inflation rate swap contracts	60,593		Unrealized depreciation on inflation rate swap contracts	7,478

Equity contracts	Receivable/Payable for variation margin on futures contracts	540	*

Total		$210,753			$128,524

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$174,269	$59,134

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	109

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	– 0	–	127,047

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	23,417		(13,843)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(80,021)		64,358

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	32,048		(28,791)

Total		$149,713		$207,905

Tax-Managed Conservative Wealth Strategy	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$36,468		Unrealized depreciation of forward currency exchange contracts	$30,423

Interest rate contracts	Unrealized appreciation on inflation swap contracts	16,135		Unrealized depreciation on inflation swap contracts	152,207

Equity contracts	Receivable/Payable for variation margin on futures contracts	270	*

Total		$52,873			$182,630

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

110	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$38,365		$15,085

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	– 0	–	50,075

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	6,413		(3,439)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(21,396)		17,208

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	8,569		(7,698)

Total		$31,951		$71,231

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	111

Notes to Financial Statements

The following tables represent the volume of the Strategies’ derivative transactions during the six months ended February 28, 2013:

Tax-Managed Wealth Appreciation Strategy
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$51,981,631
Average principal amount of sale contracts	$60,714,839

Futures Contracts:
Average original value of buy contracts	$823,098

Purchased Options:
Average monthly cost	$646,702	(a)

(a) Positions were open for three months during the period.

Tax-Managed Balanced Wealth Strategy
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$6,363,460
Average principal amount of sale contracts	$7,436,772

Futures Contracts:
Average original value of buy contracts	$82,879

Inflation Swap Contracts:
Average notional amount	$11,200,000

Purchased Options:
Average monthly cost	$76,588	(a)

(a) Positions were open for three months during the period.

Tax-Managed Conservative Wealth Strategy
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,564,398
Average principal amount of sale contracts	$1,868,336

Inflation Swap Contracts:
Average notional amount	$7,214,286

Futures Contracts:
Average original value of buy contracts	$32,843

Purchased Options:
Average monthly cost	$20,478	(a)

(a) Positions were open for three months during the period.

2. Currency Transactions

The Strategies may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategies may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategies may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategies and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment

112	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

in a foreign currency-denominated security. The Strategies may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Tax-Managed Wealth Appreciation Strategy
	Shares			Amount
	Six Months Ended February 28, 2013 (unaudited)		Year Ended August 31, 2012	Six Months Ended February 28, 2013 (unaudited)		Year Ended August 31, 2012

Class A
Shares sold	70,099		92,048	$876,916		$1,059,450

Shares issued in reinvestment of dividends	14,317		40,912	175,963		436,534

Shares converted from Class B	48,596		173,343	601,791		2,023,837

Shares redeemed	(437,797)		(913,468)	(5,456,986)		(10,477,353)

Net decrease	(304,785)		(607,165)	$(3,802,316)		$(6,957,532)

Class B
Shares sold	2,198		6,851	$26,892		$77,779

Shares issued in reinvestment of dividends	– 0	–	2,061	– 0	–	21,723

Shares converted to Class A	(49,383)		(175,963)	(601,791)		(2,023,837)

Shares redeemed	(51,573)		(141,104)	(625,823)		(1,581,507)

Net decrease	(98,758)		(308,155)	$(1,200,722)		$(3,505,842)

Class C
Shares sold	12,611		26,904	$158,316		$309,386

Shares issued in reinvestment of dividends	– 0	–	7,357	– 0	–	77,611

Shares redeemed	(226,592)		(488,956)	(2,761,513)		(5,544,586)

Net decrease	(213,981)		(454,695)	$(2,603,197)		$(5,157,589)

Advisor Class
Shares sold	6,424,431		15,627,486	$80,457,891		$180,229,095

Shares issued in reinvestment of dividends	352,742		272,450	4,345,774		2,912,492

Shares redeemed	(8,494,187)		(14,306,742)	(106,437,427)		(166,135,275)

Net increase (decrease)	(1,717,014)		1,593,194	$(21,633,762)		$17,006,312

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	113

Notes to Financial Statements

	Tax-Managed Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012

Class A
Shares sold	95,157	231,292	1,189,061	$2,787,129

Shares issued in reinvestment of dividends	45,614	145,996	569,737	1,764,652

Shares converted from Class B	127,859	467,226	1,603,331	5,657,789

Shares redeemed	(990,436)	(2,591,761)	(12,427,433)	(31,100,883)

Net decrease	(721,806)	(1,747,247)	$(9,065,304)	$(20,891,313)

Class B
Shares sold	7,153	23,577	$89,497	$285,026

Shares issued in reinvestment of dividends	2,119	12,618	26,555	151,160

Shares converted to Class A	(127,564)	(466,766)	(1,603,331)	(5,657,789)

Shares redeemed	(92,499)	(293,191)	(1,164,693)	(3,552,882)

Net decrease	(210,791)	(723,762)	$(2,651,972)	$(8,774,485)

Class C
Shares sold	56,434	104,414	$708,300	$1,263,720

Shares issued in reinvestment of dividends	7,100	31,327	89,146	378,695

Shares redeemed	(369,181)	(874,775)	(4,633,178)	(10,535,648)

Net decrease	(305,647)	(739,034)	$(3,835,732)	$(8,893,233)

Advisor Class
Shares sold	430,438	1,013,677	$5,414,181	$12,140,500

Shares issued in reinvestment of dividends	10,819	22,916	135,190	278,352

Shares redeemed	(328,763)	(630,487)	(4,143,760)	(7,513,827)

Net increase	112,494	406,106	$1,405,611	$4,905,025

114	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

	Tax-Managed Conservative Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012
Class A
Shares sold	110,949	245,499	1,254,228	$2,692,160

Shares issued in reinvestment of dividends	18,344	55,968	207,289	616,797

Shares converted from Class B	75,469	194,937	853,804	2,152,291

Shares redeemed	(521,003)	(1,395,746)	(5,897,552)	(15,373,201)

Net decrease	(316,241)	(899,342)	$(3,582,231)	$(9,911,953)

Class B
Shares sold	1,136	15,574	$13,261	$175,957

Shares issued in reinvestment of dividends	396	2,743	4,610	30,672

Shares converted to Class A	(73,322)	(189,684)	(853,804)	(2,152,291)

Shares redeemed	(52,808)	(123,167)	(621,458)	(1,394,750)

Net decrease	(124,598)	(294,534)	$(1,457,391)	$(3,340,412)

Class C
Shares sold	35,562	58,605	$415,333	$662,484

Shares issued in reinvestment of dividends	2,008	9,712	23,387	109,217

Shares redeemed	(212,081)	(470,022)	(2,480,843)	(5,331,592)

Net decrease	(174,511)	(401,705)	$(2,042,123)	$(4,559,891)

Advisor Class
Shares sold	76,933	147,914	$876,419	$1,625,809

Shares issued in reinvestment of dividends	2,688	6,825	30,415	75,617

Shares redeemed	(30,962)	(165,123)	(352,940)	(1,836,058)

Net increase (decrease)	48,659	(10,384)	$553,894	$(134,632)

For the year ended August 31, 2012, the Tax-Managed Balanced Wealth Strategy received $5,573 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Strategy’s statement of changes in net assets. Neither the Strategy nor its affiliates were involved in the proceedings or the calculation of the payment.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	115

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategies’ investments or reduce the returns of the Strategies. For example, the value of the Strategies’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategies’ investments denominated in foreign currencies, the Strategies’ positions in various foreign currencies may cause the Strategies to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

116	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the six months ended February 28, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2012 and August 31, 2011 were as follows:

Tax-Managed Wealth Appreciation Strategy	2012	2011
Distributions paid from:
Ordinary income	$9,038,732	$7,704,799

Total taxable distributions	9,038,732	7,704,799

Total distributions paid	$9,038,732	$7,704,799

Tax-Managed Balanced Wealth Strategy	2012	2011
Distributions paid from:
Ordinary income	$1,225,550	$1,912,723

Total taxable distributions	1,225,550	1,912,723
Tax exempt distributions	1,730,112	2,127,768

Total distributions paid	$2,955,662	$4,040,491

Tax-Managed Conservative Wealth Strategy	2012	2011
Distributions paid from:
Ordinary income	$447,554	$453,831

Total taxable distributions	447,554	453,831
Tax exempt distributions	506,208	1,143,813

Total distributions paid	$953,762	$1,597,644

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	117

Notes to Financial Statements

As of August 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Tax-Managed Strategy	Undistributed Ordinary Income(a)	Accumulated Capital and Other Losses(b)	Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)
Wealth Appreciation	$1,891,082	$(112,969,767)	$33,689,038	$(77,389,647)
Balanced Wealth	84,865	(9,573,522)	9,573,255	84,598
Conservative Wealth	26,407	(309,920)	3,016,404	2,732,891

(a)	All amounts reflect taxable income: no amounts include tax exempt income.

(b)	During the fiscal year ended August 31, 2012 all three Strategies utilized capital loss carryforwards to offset current year net realized gains, and the three Strategies also had net capital loss carryforwards at August 31, 2012. Tax-Managed Wealth Appreciation Strategy utilized $25,498,640 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $107,679,567 at fiscal year end. Tax-Managed Balanced Wealth Strategy utilized $7,857,670 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $9,360,438 at fiscal year end. Tax-Managed Conservative Wealth Strategy utilized $2,916,891 of capital loss carryforwards during the fiscal year, and had a net capital loss carryforward of $208,753 at fiscal year end. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. Tax-Managed Wealth Appreciation Strategy, Tax-Managed Balanced Wealth Strategy, and Tax-Managed Conservative Wealth Strategy elected to defer $5,290,200, $213,084, and $101,167, respectively, of post-October short-term capital losses that are deemed to arise on September 1, 2012.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs) and partnership investments, return of capital distributions received from underlying securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of August 31, 2012, the Strategies had net capital loss carryforwards which will expire as follows:

Tax-Managed Strategy	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
Wealth Appreciation	$107,679,567	n/a	2018
Balanced Wealth	9,360,438	n/a	2018
Conservative Wealth	208,753	n/a	2018

118	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

NOTE I

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	119

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Wealth Appreciation Strategy
Class A
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.85	$ 11.36	$ 10.18	$ 10.35	$ 12.98	$ 15.94

Income From Investment Operations
Net investment income(a)	.05	.11	.10	.09	.14	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.20	.53	1.20	(.12)	(2.65)	(2.58)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	1.25	.64	1.30	(.03)	(2.51)	(2.41)

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.15)	(.12)	(.14)	(.12)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.41)

Total dividends and distributions	(.07)	(.15)	(.12)	(.14)	(.12)	(.55)

Net asset value, end of period	$ 13.03	$ 11.85	$ 11.36	$ 10.18	$ 10.35	$ 12.98

Total Return
Total investment return based on net asset value(c)	10.61	%*	5.76	%*	12.74	%*	(.37	)%*	(19.21)%	(15.63)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,356	$33,959	$39,441	$51,952	$72,253	$121,356
Ratio to average net assets of:
Expenses	1.07	%(d)	1.08%	1.05	%(e)	1.05	%(e)	1.11%	1.10%
Net investment income	.86	%(d)	.93%	.82	%(e)	.83	%(e)	1.58%	1.18%
Portfolio turnover rate	22%	93%	73%	82%	111%	50%

See	footnote summary on page 132.

120	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Wealth Appreciation Strategy
Class B
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.66	$ 11.14	$ 9.99	$ 10.16	$ 12.70	$ 15.61

Income From Investment Operations
Net investment income(a)	.01	.02	.01	.01	.07	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.17	.54	1.17	(.11)	(2.59)	(2.54)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	1.18	.56	1.18	(.10)	(2.52)	(2.47)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.04)	(.03)	(.07)	(.02)	(.03)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.41)

Total dividends and distributions	– 0	–	(.04)	(.03)	(.07)	(.02)	(.44)

Net asset value, end of period	$ 12.84	$ 11.66	$ 11.14	$ 9.99	$ 10.16	$ 12.70

Total Return
Total investment return based on net asset value(c)	10.12	%*	5.08	%*	11.83	%*	(1.06	)%*	(19.85)%	(16.24)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,185	$4,043	$7,297	$9,283	$12,827	$22,322
Ratio to average net assets of:
Expenses	1.80	%(d)	1.82%	1.81	%(e)	1.81	%(e)	1.86%	1.82%
Net investment income	.12	%(d)	.19%	.07	%(e)	.06	%(e)	.81%	.45%
Portfolio turnover rate	22%	93%	73%	82%	111%	50%

See	footnote summary on page 132.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	121

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Wealth Appreciation Strategy
Class C
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.67	$ 11.16	$ 10.00	$ 10.17	$ 12.71	$ 15.62

Income From Investment Operations
Net investment income(a)	.01	.03	.01	.01	.08	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.18	.53	1.18	(.11)	(2.60)	(2.54)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	1.19	.56	1.19	(.10)	(2.52)	(2.47)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.05)	(.03)	(.07)	(.02)	(.03)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.41)

Total dividends and distributions	– 0	–	(.05)	(.03)	(.07)	(.02)	(.44)

Net asset value, end of period	$ 12.86	$ 11.67	$ 11.16	$ 10.00	$ 10.17	$ 12.71

Total Return
Total investment return based on net asset value(c)	10.20	%*	5.09	%*	11.92	%*	(1.06	)%*	(19.84)%	(16.23)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,453	$18,337	$22,611	$27,754	$34,643	$57,982
Ratio to average net assets of:
Expenses	1.77	%(d)	1.79%	1.78	%(e)	1.78	%(e)	1.83%	1.81%
Net investment income	.15	%(d)	.22%	.10	%(e)	.09	%(e)	.84%	.48%
Portfolio turnover rate	22%	93%	73%	82%	111%	50%

See	footnote summary on page 132.

122	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Wealth Appreciation Strategy
Advisor Class
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.90	$ 11.42	$ 10.23	$ 10.40	$ 13.07	$ 16.05

Income From Investment Operations
Net investment income(a)	.07	.14	.14	.12	.17	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.20	.53	1.21	(.12)	(2.68)	(2.61)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	1.27	.67	1.35	0	(2.51)	(2.39)

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.19)	(.16)	(.17)	(.16)	(.18)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.41)

Total dividends and distributions	(.11)	(.19)	(.16)	(.17)	(.16)	(.59)

Net asset value, end of period	$ 13.06	$ 11.90	$ 11.42	$ 10.23	$ 10.40	$ 13.07

Total Return
Total investment return based on net asset value(c)	10.74	%*	6.04	%*	13.13	%*	(.11	)%*	(19.00)%	(15.41)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$583,986	$552,610	$511,697	$448,476	$409,753	$346,868
Ratio to average net assets of:
Expenses	.77	%(d)	.78%	.77	%(e)	.78	%(e)	.82%	.80%
Net investment income	1.16	%(d)	1.23%	1.13	%(e)	1.12	%(e)	1.83%	1.52%
Portfolio turnover rate	22%	93%	73%	82%	111%	50%

See footnote summary on page 132.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	123

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Class A
	Six Months Ended February 28, 2013 (unaudited)		Year Ended August 31,
			2012		2011		2010		2009	2008

Net asset value, beginning of period	$ 12.28		$ 11.88		$ 11.29		$ 11.07		$ 11.94	$ 12.86

Income From Investment Operations
Net investment income(a)	.09		.18		.21		.20		.23	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.55		.44		.63		.22		(.87)	(.92)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00 (b)	.00 (b)

Net increase (decrease) in net asset value from operations	.64		.62		.84		.42		(.64)	(.67)

Less: Dividends
Dividends from net investment income	(.08)		(.22)		(.25)		(.20)		(.23)	(.25)

Net asset value, end of period	$ 12.84		$ 12.28		$ 11.88		$ 11.29		$ 11.07	$ 11.94

Total Return
Total investment return based on net asset value(c)	5.24	%*	5.26	%*	7.39	%*	3.76	%*	(5.14)%	(5.26)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$93,071		$97,866		$115,446		$140,601		$174,795	$209,200
Ratio to average net assets of:
Expenses	1.23	%(d)	1.19%		1.17	%(e)	1.11	%(e)	1.10%	1.08%
Net investment income	1.47	%(d)	1.53%		1.71	%(e)	1.72	%(e)	2.21%	2.03%
Portfolio turnover rate	15%		55%		41%		44%		54%	48%

See footnote summary on page 132.

124	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Class B
	Six Months Ended February 28, 2013 (unaudited)		Year Ended August 31,
			2012		2011		2010		2009	2008

Net asset value, beginning of period	$ 12.29		$ 11.88		$ 11.30		$ 11.08		$ 11.94	$ 12.87

Income From Investment Operations
Net investment income(a)	.05		.10		.12		.12		.15	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.55		.43		.62		.22		(.85)	(.93)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00 (b)	.00 (b)

Net increase (decrease) in net asset value from operations	.60		.53		.74		.34		(.70)	(.77)

Less: Dividends
Dividends from net investment income	(.03)		(.12)		(.16)		(.12)		(.16)	(.16)

Net asset value, end of period	$ 12.86		$ 12.29		$ 11.88		$ 11.30		$ 11.08	$ 11.94

Total Return
Total investment return based on net asset value(c)	4.91	%*	4.49	%*	6.54	%*	3.02	%*	(5.78)%	(6.03)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,199		$11,386		$19,606		$24,819		$31,658	$44,855
Ratio to average net assets of:
Expenses	1.95	%(d)	1.91%		1.89	%(e)	1.83	%(e)	1.83%	1.81%
Net investment income	.74	%(d)	.82%		.98	%(e)	1.00	%(e)	1.48%	1.29%
Portfolio turnover rate	15%		55%		41%		44%		54%	48%

See footnote summary on page 132.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	125

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
	Class C
	Six Months Ended February 28, 2013 (unaudited)		Year Ended August 31,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 12.32		$ 11.92		$ 11.33		$ 11.11		$ 11.97		$ 12.89

Income From Investment Operations
Net investment income(a)	.05		.10		.12		.12		.15		.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.56		.43		.63		.22		(.85)		(.93)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	.61		.53		.75		.34		(.70)		(.76)

Less: Dividends
Dividends from net investment income	(.04)		(.13)		(.16)		(.12)		(.16)		(.16)

Net asset value, end of period	$ 12.89		$ 12.32		$ 11.92		$ 11.33		$ 11.11		$ 11.97

Total Return
Total investment return based on net asset value(c)	4.93	%*	4.48	%*	6.62	%*	3.01	%*	(5.76	) %	(5.94	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,306		$35,615		$43,257		$51,940		$61,986		$76,247
Ratio to average net assets of:
Expenses	1.94	%(d)	1.90%		1.87	%(e)	1.82	%(e)	1.81%		1.79%
Net investment income	.76	%(d)	.83%		1.00	%(e)	1.02	%(e)	1.50%		1.32%
Portfolio turnover rate	15%		55%		41%		44%		54%		48%

See footnote summary on page 132.

126	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Balanced Wealth Strategy
+	Advisor Class
	Six Months Ended February 28, 2013 (unaudited)		Year Ended August 31,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 12.29		$ 11.89		$ 11.31		$ 11.08		$ 11.95		$ 12.88

Income From Investment Operations
Net investment income(a)	.11		.22		.25		.23		.26		.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.55		.44		.61		.23		(.86)		(.94)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)
Net increase (decrease) in net asset value from operations	.66		.66		.86		.46		(.60)		(.64)

Less: Dividends
Dividends from net investment income	(.10)		(.26)		(.28)		(.23)		(.27)		(.29)

Net asset value, end of period	$ 12.85		$ 12.29		$ 11.89		$ 11.31		$ 11.08		$ 11.95

Total Return
Total investment return based on net asset value(c)	5.40	%*	5.58	%*	7.59	%*	4.16	%*	(4.85	) %	(5.05	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,313		$22,824		$17,257		$12,919		$8,687		$8,927
Ratio to average net assets of:
Expenses	.93	%(d)	.90%		.87	%(e)	.82	%(e)	.80%		.78%
Net investment income	1.76	%(d)	1.83%		2.02	%(e)	2.06	%(e)	2.50%		2.34%
Portfolio turnover rate	15%		55%		41%		44%		54%		48%

See footnote summary on page 132.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	127

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Tax-Managed Conservative Wealth Strategy
	Class A
	Six Months Ended February 28, 2013 (unaudited)		Year Ended August 31,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 11.19		$ 10.94		$ 10.59		$ 10.44		$ 11.01		$ 11.83

Income From Investment Operations
Net investment income(a)(f)	.05		.13		.16		.18		.22		.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32		.27		.39		.14		(.52)		(.42)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.37		.40		.55		.32		(.30)		(.18)

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.15)		(.20)		(.17)		(.23)		(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.04)		(.40)

Total dividends and distributions	(.06)		(.15)		(.20)		(.17)		(.27)		(.64)

Net asset value, end of period	$ 11.50		$ 11.19		$ 10.94		$ 10.59		$ 10.44		$ 11.01

Total Return
Total investment return based on net asset value(c)	3.33	%*	3.72	%*	5.19%		3.07%		(2.57	) %	(1.65	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,853		$45,221		$54,035		$65,732		$73,643		$82,615
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.20	%(d)	1.20%		1.20	%(e)	1.20	%(e)	1.20%		1.20%
Expenses, before waivers/reimbursements	1.50	%(d)	1.47%		1.35	%(e)	1.27	%(e)	1.25%		1.24%
Net investment income(f)	.96	%(d)	1.18%		1.49	%(e)	1.63	%(e)	2.23%		2.10%
Portfolio turnover rate	17%		51%		37%		41%		48%		65%

See footnote summary on page 132.

128	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Class B
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.50	$ 11.23	$ 10.86	$ 10.70	$ 11.27	$ 12.10

Income From Investment Operations
Net investment income(a)(f)	.01	.06	.09	.10	.16	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	.27	.40	.15	(.54)	(.44)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.35	.33	.49	.25	(.38)	(.28)

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.06)	(.12)	(.09)	(.15)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.04)	(.40)

Total dividends and distributions	(.01)	(.06)	(.12)	(.09)	(.19)	(.55)

Net asset value, end of period	$ 11.84	$ 11.50	$ 11.23	$ 10.86	$ 10.70	$ 11.27

Total Return
Total investment return based on net asset value(c)	3.09	%*	2.93	%*	4.46%	2.35%	(3.25)%	(2.42)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,219	$4,562	$7,758	$11,813	$16,376	$24,534
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90	%(d)	1.90%	1.90	%(e)	1.90	%(e)	1.90%	1.90%
Expenses, before waivers/reimbursements	2.21	%(d)	2.20%	2.07	%(e)	1.99	%(e)	1.98%	1.97%
Net investment income(f)	.25	%(d)	.50%	.78	%(e)	.92	%(e)	1.54%	1.40%
Portfolio turnover rate	17%	51%	37%	41%	48%	65%

See footnote summary on page 132.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	129

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Class C
Six Months Ended February 28, 2013	Year Ended August 31,
(unaudited)	2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.51	$ 11.24	$ 10.88	$ 10.71	$ 11.28	$ 12.11

Income From Investment Operations
Net investment income(a)(f)	.01	.05	.09	.10	.16	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	.29	.39	.16	(.54)	(.44)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.35	.34	.48	.26	(.38)	(.28)

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.07)	(.12)	(.09)	(.15)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.04)	(.40)

Total dividends and distributions	(.02)	(.07)	(.12)	(.09)	(.19)	(.55)

Net asset value, end of period	$ 11.84	$ 11.51	$ 11.24	$ 10.88	$ 10.71	$ 11.28

Total Return
Total investment return based on net asset value(c)	3.03	%*	3.02	%*	4.37%	2.44%	(3.25)%	(2.42)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,960	$18,499	$22,580	$27,088	$30,079	$36,443
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90	%(d)	1.90%	1.90	%(e)	1.90	%(e)	1.90%	1.90%
Expenses, before waivers/reimbursements	2.20	%(d)	2.17%	2.05	%(e)	1.97	%(e)	1.96%	1.95%
Net investment income(f)	.26	%(d)	.48%	.79	%(e)	.93	%(e)	1.53%	1.40%
Portfolio turnover rate	17%	51%	37%	41%	48%	65%

See footnote summary on page 132.

130	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Tax-Managed Conservative Wealth Strategy
Advisor Class
Six Months Ended February 28, 2013	Year Ended August 31,
(unaudited)	2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.21	$ 10.96	$ 10.61	$ 10.46	$ 11.03	$ 11.85

Income From Investment Operations
Net investment income(a)(f)	.07	.16	.20	.21	.25	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33	.28	.38	.14	(.52)	(.43)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.40	.44	.58	.35	(.27)	(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.19)	(.23)	(.20)	(.26)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.04)	(.40)

Total dividends and distributions	(.08)	(.19)	(.23)	(.20)	(.30)	(.67)

Net asset value, end of period	$ 11.53	$ 11.21	$ 10.96	$ 10.61	$ 10.46	$ 11.03

Total Return
Total investment return based on net asset value(c)	3.56	%*	4.04	%*	5.51%	3.37%	(2.27)%	(1.36)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,608	$4,909	$4,913	$4,859	$5,423	$5,693
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90	%(d)	.90%	.90	%(e)	.90	%(e)	.90%	.90%
Expenses, before waivers/reimbursements	1.20	%(d)	1.17%	1.05	%(e)	.97	%(e)	.95%	.95%
Net investment income(f)	1.26	%(d)	1.47%	1.79	%(e)	1.93	%(e)	2.54%	2.41%
Portfolio turnover rate	17%	51%	37%	41%	48%	65%

See footnote summary on page 132.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	131

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Net of fees and expenses waived/reimbursed by the Adviser.

*	Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the performance for the Tax-Managed Wealth Appreciation Strategy for the six months ended February 28, 2013 and the years ended August 31, 2012, August 31, 2011 and August 31, 2010 by 0.01%, 0.01%, 0.01% and 0.01%, respectively, Tax-Managed Balanced Wealth Strategy for the six months ended February 28, 2013 and the years ended August 31, 2012, August 31, 2011 and August 31, 2010 by 0.01%, 0.02%, 0.01% and 0.04%, respectively, and of Tax-Managed Conservative Wealth Strategy for the six months ended February 28, 2013 and the year ended August 31, 2012 by 0.01% and 0.01%, respectively.

See notes to financial statements.

132	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

TRUSTEES

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Dokyoung Lee(2), Vice President Seth J. Masters(2), Vice President Christopher H. Nikolich(2), Vice President	Patrick J. Rudden(2) , Vice President Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Lee, Masters, Nikolich and Rudden are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of each Strategy’s portfolio.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	133

Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy (each a “Strategy” and collectively the “Strategies”), 2 prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The investment objective of the Strategies is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategies seek to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on shareholders as well as investing their debt portion in tax-exempt securities. The Adviser utilizes separate portfolio accounts (or “portfolio sleeves”) to manage the equity and fixed income (tax-exempt) securities of Tax-Managed Balanced Wealth Strategy, Tax-Managed Wealth Appreciation Strategy and Tax-Managed Conservative Wealth Strategy.3 Each portfolio sleeve is managed according to the investment style/asset class of the portfolio securities held within the sleeve.4

1	It should be noted that the information in the fee evaluation was completed on July 19, 2012 and discussed with the Board of Trustees on July 31-August 2, 2012.

2	Future references to the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

3	To cite an example, Tax-Managed Balanced Wealth Strategy is managed using separate sleeves for Intermediate Municipal, U.S. Growth, U.S. Value, Non-U.S. Growth and Non-U.S. Value.

4

Effective January 27, 2012, the Tax-Managed Wealth Strategies changed their investment allocations to allow for the Strategies to invest in Volatility Management Pooling Portfolio. The Strategies’ U.S./International allocations also changed from 70/30 to 60/40. An additional asset class, Inflation-Protected, was added to the investment allocations of Tax-Managed Balanced Wealth Strategy and Balanced Wealth Strategy.

134	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”

ADVISORY	FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	135

Category	Advisory Fees Based on a percentage of Average Daily Net Assets	Net Assets 6/30/12 ($MIL)	Strategy
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$171.0	Tax-Managed Balanced Wealth

Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$604.4	Tax-Managed Wealth Appreciation

Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$76.4	Tax-Managed Conservative Wealth

With respect to Tax-Managed Wealth Appreciation Strategy, the Strategy’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Strategy. To date, the Trustees have not authorized reimbursement payments under these provisions.

With respect to Tax-Managed Conservative Wealth Strategy, the Adviser has agreed to reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s fiscal year. The agreement for such reimbursement is terminable by the Adviser at the end of the Strategy’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. In addition, set forth below are the Strategy’s gross expense ratios for the most recent semi-annual period6:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[7] (2/29/12)	Fiscal Year End
Tax-Managed Conservative Wealth Strategy	Advisor Class A Class B Class C	0.90% 1.20% 1.90% 1.90%	1.15% 1.44% 2.18% 2.15%	August 31

6	Semi-annual total expense ratios are unaudited.

7	Annualized

136	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Set forth below are Tax-Managed Balanced Wealth and Tax-Managed Wealth Appreciation Strategy’s total expense ratios for the most recent semi-annual period7:

Strategy	Total Expense Ratio (2/29/12)			Fiscal Year End
Tax-Managed Balanced Wealth Strategy	Advisor Class A Class B Class C	0.91 1.20 1.91 1.91	% % % %	August 31

Tax-Managed Wealth Appreciation Strategy	Advisor Class A Class B Class C	0.78 1.08 1.81 1.79	% % % %	August 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	137

victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.8 However, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Strategies.

The Adviser represented that it does not sub-advise any registered investment companies with a substantially similar investment style as any of the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of each Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)10 and the Strategy’s contractual management fee ranking.11

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

138	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EG for Tax-Managed Wealth Appreciation Strategy had an insufficient number of peers. Consequently, Lipper expanded the Strategy’s EG to include peers that have a similar but not the same Lipper investment classification/objective as the Strategy.

Strategy	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	Rank
Tax-Managed Balanced Wealth Strategy	0.550	0.650	2/9
Tax-Managed Wealth Appreciation Strategy[12]	0.650	0.827	1/11
Tax-Managed Conservative Wealth Strategy	0.550	0.570	3/9

However, because Lipper had expanded the EG of Tax-Managed Wealth Appreciation Strategy, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.13 A “normal” EU will include funds that have the same investment classification/objective as the subject Strategy.

Set forth below is a comparison of the Strategies’ total expense ratios and the medians of the Strategies’ EG and EU. The Strategies’ total expense ratio rankings are also shown.

12	The Strategy’s EG includes the Strategy, six other Global Large-Cap Core funds (“GLCC”), two Global Large-Cap Value (“GLCV”) and two Global Large-Cap Growth funds (“GLCG”).

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	139

Strategy	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Tax-Managed Balanced Wealth Strategy	1.166	1.160	6/9	1.150	21/35
Tax-Managed Wealth Appreciation Strategy[15]	1.043	1.331	1/11	1.303	3/23
Tax-Managed Conservative Wealth Strategy	1.199	1.150	6/9	1.119	22/26

Based on this analysis, except for Tax-Managed Wealth Appreciation Strategy, which has equally favorable rankings, the Strategies have a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. Except for Tax-Managed Conservative Wealth Strategy, the Adviser’s profitability from providing investment advisory services to the Strategies increased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a

14	Most recently completed fiscal year Class A share total expense ratio.

15	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end GLCC, GLCV and GLCG, excluding outliers.

140	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17 million for distribution services and educational support (revenue sharing payments).

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Tax-Managed Balanced Wealth Strategy	$8,816
Tax-Managed Wealth Appreciation Strategy	$3,736
Tax-Managed Conservative Wealth Strategy	$4,943

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Tax-Managed Balanced Wealth Strategy	$1,138,883	$14,573
Tax-Managed Wealth Appreciation Strategy	$517,529	$7,474
Tax-Managed Conservative Wealth Strategy	$545,970	$9,374

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee
Tax-Managed Balanced Wealth Strategy	$109,371
Tax-Managed Wealth Appreciation Strategy	$133,645
Tax-Managed Conservative Wealth Strategy	$43,676

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	141

The Tax-Managed Wealth Strategies effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategies’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategies is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Strategies. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Strategies and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Trustees an update of the Deli16 study on advisory fees and various fund

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

142	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $407 billion as of June 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings19 of the Strategies relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended May 31, 2012.21

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.
19	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. The performance returns of the Strategies were provided by Lipper.

20	A Strategy’s PG/PU may not necessarily be identical to its respective EG/EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include funds of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	143

Strategy	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed Balanced Wealth Strategy
1 year	-2.88	-2.24	-2.46	7/9	55/92
3 year	6.61	10.75	10.17	9/9	82/82
5 year	0.14	1.94	1.03	9/9	63/79
10 year	3.13	4.90	4.60	7/7	38/41

Tax-Managed Wealth Appreciation Strategy
1 year	-12.49	-12.31	-12.21	5/7	13/22
3 year	7.70	8.91	8.43	5/7	14/21
5 year	-5.97	-3.04	-3.49	6/7	15/18

Tax-Managed Conservative Wealth Strategy
1 year	-1.23	-0.56	0.59	8/9	68/89
3 year	4.79	10.12	9.43	9/9	82/82
5 year	1.01	3.19	3.03	7/7	67/70
10 year	3.15	5.23	4.84	5/5	21/23

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold)22 versus their benchmarks.23

	Periods Ending May 31, 2012 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed Balanced Wealth Strategy	-2.88	6.61	0.14	3.13	5.69
50% S&P 500 / 50% Barclays Capital 5 Year GO Muni Bond Index	2.65	10.29	2.87	4.76	6.97
Barclays Capital 5 Year GO Muni Bond Index[24], [25]	4.96	5.14	5.79	4.64	5.26
S&P 500 Stock Index	-0.41	14.92	-0.92	4.14	7.98
Inception Date: May 4, 1992

22	The performance returns and risk measures shown in the table are for the Class A shares of the Strategies.

23	The Adviser provided Strategy and benchmark performance return information for periods through May 31, 2012.

24	Since inception return is from the nearest month end after the Strategies’ actual inception date.

25	Effective January 1, 2012, the primary benchmark changed from S&P500 to Barclays Capital 5 Year GO Muni Bond Index.

144	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

	Periods Ending May 31, 2012 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed Wealth Appreciation Strategy	-13.37	8.72	-5.61	N/A	3.27
60% S&P 500 / 40% MSCI AC World Index ex. US Index	-8.86	10.75	-2.67	N/A	5.97
S&P 500 Index	-0.41	14.92	-0.92	N/A	4.97
MSCI AC World Index ex. US26	-20.49	4.56	-5.55	N/A	6.78

Inception Date: September 2, 2003

Tax-Managed Conservative Wealth Strategy	-1.23	4.79	1.01	3.15	4.86
70% Barclays Capital 5 Year GO Muni / 30% S&P 500 Index	3.67	8.29	4.15	4.80	6.36
Barclays Capital 5 Year GO Muni Bond Index	4.96	5.14	5.79	4.64	5.26
S&P 500 Index	-0.41	14.92	-0.92	4.14	7.98

Inception Date: May 4, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 28, 2012

26	Effective January 1, 2012, the secondary benchmark changed from MSCI EAFE to MSCI AC World Index ex. US.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	145

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

146	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	147

NOTES

148	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	149

NOTES

150	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	151

NOTES

152	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMW-0152-0213

SEMI-ANNUAL REPORT

AllianceBernstein Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Conservative Wealth Strategy

February 28, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

April 23, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Wealth Strategies (the “Strategies”, and individually a “Strategy”) for the semi-annual reporting period ended February 28, 2013.

The Strategies invest in a combination of Portfolios (the “Underlying Portfolios”) of the AllianceBernstein Pooling Portfolios (the “Trust”) representing a variety of asset classes and investment styles.

AllianceBernstein Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by AllianceBernstein L.P. (the “Adviser”). By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy’s targeted blend, for its equity investments, is an equal weighting of growth and value style Underlying Portfolios (50% each).

In addition to blending growth and value styles, the Strategy blends each style component across Underlying Portfolios that invest in U.S. and non-U.S. companies and various capitalization ranges. Within each of the growth and value components, the Strategy’s targeted blend is approximately 60% in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies. The Strategy invests approximately 20% of its assets in the Volatility Management Underlying Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Volatility Management Underlying Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

AllianceBernstein Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy seeks to achieve its objective by investing in a combination of

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	1

Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 65% of Underlying Portfolios that invest primarily in equity securities and 35% of Underlying Portfolios that invest primarily in debt securities with a goal of providing moderate upside potential without excessive volatility. An investment in the Multi-Asset Real Return Underlying Portfolio is treated as 100% equity for the purpose of these allocations.

Within the Strategy’s equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value-style stocks (50% each), with approximately 60% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies. The Strategy invests approximately 20% of its assets in the Volatility Management Underlying Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Volatility Management Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to market conditions, but ordinarily, only by +/- 5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

The Underlying Portfolios’ fixed-income securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock. The Strategy will not invest more

2	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

than 25% of its total assets in Underlying Portfolios investing in securities rated, at the time of purchase, below investment-grade.

AllianceBernstein Conservative Wealth Strategy Investment Objective and Policies

AllianceBernstein Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 35% in Underlying Portfolios that invest primarily in equity securities and 65% in Underlying Portfolios that invest in debt securities with a goal of providing reduced volatility and modest upside potential. An investment in the Multi-Asset Real Return Underlying Portfolio is treated as 100% equity for the purpose of these allocations.

Within the Strategy’s equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value-style stocks (50% each), with approximately 60% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 40% in Underlying Portfolios that invest in non-U.S. companies. The Strategy invests approximately 12% of its assets in the Volatility Management Underlying Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy’s portfolio and the effects of adverse market conditions on its performance. The Volatility Management Underlying Portfolio will normally be considered to be part of the Strategy’s equity asset allocation. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to market conditions, but ordinarily only by +/- 5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to +/-10% of the

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	3

Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

All fixed-income securities of the Short Duration Bond and Global Core Bond Underlying Portfolios in which the Strategy invests will be of investment-grade at the time of purchase. In the event that the rating of any security held by the Underlying Portfolios falls below investment-grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

Investment Results

The tables on pages 9-11 show performance for each Strategy compared to its respective benchmarks for the six- and 12-month periods ended February 28, 2013. Each Strategy’s blended benchmark is as follows: Wealth Appreciation Strategy – 60% Standard & Poor’s (“S&P”) 500 Index / 40% Morgan Stanley Capital All Country World Index – ex U.S. (“MSCI ACWI – ex U.S.”); Balanced Wealth Strategy – 65% S&P 500 Index / 35% Barclays U.S. Aggregate Bond Index; Conservative Wealth Strategy 65% Barclays U.S. Aggregate Bond Index/ 35% S&P 500 Index. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 12. Additional performance for the Underlying Portfolios may be found on pages 19-22.

For the six-month period, all Strategies rose in absolute terms. All share classes of Wealth Appreciation and Conservative Wealth Strategies outperformed their primary benchmarks, while Balanced Wealth Strategy underperformed its primary benchmark, before sales charges. Balanced Wealth and Conservative Wealth Strategies outperformed their blended benchmarks while Wealth Appreciation Strategy underperformed its blended benchmark, before sales charges. The absolute performance of the individual equity Underlying Portfolios was positive while the relative performance versus the benchmarks was mixed. The U.S. Value, U.S. Large Cap Growth, International Value and Small-Mid Cap Value Underlying Portfolios all outperformed their respective benchmarks while International Growth, Small-Mid Cap Growth, Multi-Asset Real Return and Volatility Management Underlying Portfolios proved to be comparative laggards versus their respective benchmarks in all three Strategies. The fixed-income Underlying Portfolios rose in absolute terms and outperformed their respective benchmarks. Global Core Bond and Bond Inflation Protection Underlying Portfolios outperformed in Balanced Wealth and Conservative Wealth Strategies while Short Duration Bond Underlying Portfolio outperformed in Conservative Wealth Strategy and High-Yield Underlying Portfolio outperformed in Balanced Wealth Strategy.

For the 12-month period, all Strategies rose in absolute terms. All share classes of Wealth Appreciation and Balanced Wealth Strategies underperformed their primary benchmark,

4	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

while all share classes of the Conservative Wealth Strategy outperformed its primary benchmark, before sales charges. All Strategies underperformed their blended benchmarks, before sales charges. With the exception of U.S. Large Cap Growth, and Multi-Asset Real Return Underlying Portfolios, all equity Underlying Portfolios lagged their benchmarks. The Global Core Bond and Bond Inflation Protection Underlying Portfolios outperformed their benchmarks for the Conservative Wealth and Balanced Wealth Strategies. The High-Yield Underlying Portfolio outperformed its benchmark for the Balanced Wealth Strategy, while the Short-Term Bond Underlying Portfolio outperformed its benchmark for the Conservative Wealth Strategy.

The following Underlying Portfolios did not use derivatives during the six- or 12-month periods: U.S. Value, U.S. Large Cap, Small-Mid Cap Value and Small-Mid Cap Growth.

The International Value Underlying Portfolio utilized derivatives including futures for investment purposes, which had an immaterial impact on performance, and currencies for hedging and investment purposes, which also had an immaterial impact on performance. The International Growth Underlying Portfolio utilized derivatives including currencies for hedging and investment purposes and purchased options for hedging purposes, which detracted from returns during both periods and written options for hedging purposes, which contributed positively for both periods.

The Short Duration Bond Underlying Portfolio utilized derivative instruments during both periods, including Treasury futures and interest rate swaps, in order to manage duration and yield curve positioning. Currency forwards were also utilized for hedging purposes, which had an immaterial impact on performance. The Global Core Bond Underlying Portfolio utilized derivative instruments during both periods including Treasury futures in order to manage duration and yield curve positioning. Overall yield curve positioning was positive for both periods. The Portfolio also utilized currency forwards for hedging purposes, resulting in minimal currency impact. The Bond Inflation Protection Underlying Portfolio during both periods used Treasury futures and interest rate swaps in order to manage duration and yield curve positioning. As interest rates rose during the six-month period, the Portfolio’s longer-duration positioning detracted, as did an overweight to the intermediate part of the curve. The Portfolio also utilized leverage through reverse repurchase agreements. Within the High-Yield Underlying Portfolio, credit default swaps were utilized for hedging and investment purposes, which contributed positively for both periods. The Portfolio also utilized currency forwards for hedging and investment purposes, resulting in no currency impact. Written options were utilized for hedging purposes, interest rate derivatives were utilized to manage yield curve positioning and equity derivatives were employed for hedging purposes, all with no material impact on performance.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	5

The Multi-Asset Real Return Underlying Portfolio used derivatives including interest rate swaps and inflation swaps, for investment purposes, which had an immaterial impact on performance during both periods; purchased and written options for hedging purposes, which detracted for both periods; futures for hedging and investment purposes, which detracted for both periods; forwards for hedging and investment purposes, as part of its currency management strategies, which detracted for both periods, and total return swaps for investment purposes, which detracted for both periods.

The Volatility Management Underlying Portfolio used derivatives including currencies and purchased options, for hedging and investment purposes, which detracted from performance during both periods; and futures, total return swaps and written options, for hedging and investment purposes, which added to performance during both periods.

Market Review and Investment Strategy

The behavior of the global financial markets in 2012 was largely driven by the actions of key policymakers and central bankers. The willingness of political leaders to address the structural flaws of the euro zone, along with the anticipation of a coordinated, global monetary easing cycle led by the U.S. Federal Reserve and European Central Bank, lifted market confidence for much of the year. Market sentiment was further buoyed in the latter half of the year by data suggesting that China’s economy was regaining momentum. Political factors in the U.S. resulting in protracted “fiscal cliff” negotiations and a weak third-quarter corporate earnings season created new headwinds for the financial markets in the last three months of 2012. However, strengthening economic conditions in the U.S., a partial resolution to the U.S. budget stalemate and a solid fourth quarter earnings season for American companies were supportive of a rally in world equity markets in the first two months of 2013, despite renewed concerns about solvency risk in the eurozone.

The capital markets have stabilized considerably since the global financial crisis of 2008. The global monetary easing cycle now underway has led investors to seek higher returns through risk assets, such as equities. The Multi-Asset Solutions Team believes that the Underlying Portfolios are well-positioned to invest opportunistically across a wide range of asset classes and market circumstances. In equities, the Growth Team has focused its holdings on companies that are market leaders with attractive earnings growth prospects and high returns on invested capital, while the Value Team has focused on companies with robust cash-flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts. Meanwhile, the Fixed-Income Team continued to emphasize corporate bonds and commercial mortgage-backed securities over U.S. Treasuries.

6	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P 500® Index, MSCI ACWI ex-U.S. and the Barclays U.S. Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The MSCI ACWI ex-U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.
A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities. Balanced Wealth and Conservative Wealth Strategies will include both equity and fixed-income securities. Price fluctuation in the Underlying Portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings.

Market Risk: The value of the Strategies assets will fluctuate as the stock or bond market fluctuates. The value of their investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Interest Rate Risk: (Balanced Wealth and Conservative Wealth Strategies) Changes in interest rates will affect the value of the Strategies investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Credit Risk: (Balanced Wealth and Conservative Wealth Strategies) The issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Foreign (Non-U.S.) Risk: The Strategies’ investments in Underlying Portfolios that invest in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	7

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategies investments or reduce their returns.

Capitalization Risk: Investments in small- and mid-capitalization companies by Underlying Portfolios may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Allocation Risk: The allocation of investments among the Underlying Portfolios’ different investment styles, such as growth or value, or U.S. or non-U.S. securities, may have a more significant effect on the Strategies net asset value when one of these investments is performing more poorly than another.

These risks are fully discussed in the Strategies’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Strategies have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Disclosures and Risks

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 28, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Wealth Appreciation Strategy
Class A	9.97%	6.13%

Class B*	9.68%	5.45%

Class C	9.62%	5.40%

Advisor Class**	10.18%	6.43%

Class R**	9.87%	5.89%

Class K**	9.94%	6.09%

Class I**	10.15%	6.49%

Primary Benchmark: S&P 500 Index	8.95%	13.46%

Secondary Benchmark: MSCI ACWI ex-U.S.	13.06%	6.66%

Blended Benchmark: 60% S&P 500 Index/40% MSCI ACWI ex-U.S.	10.60%	10.79%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	9

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 28, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Balanced Wealth Strategy
Class A	7.04%	6.08%

Class B*	6.57%	5.35%

Class C	6.57%	5.28%

Advisor Class**	7.19%	6.44%

Class R**	6.86%	5.72%

Class K**	6.95%	6.00%

Class I**	7.20%	6.45%

Primary Benchmark: S&P 500 Index	8.95%	13.46%

Secondary Benchmark: Barclays U.S. Aggregate Bond Index	0.15%	3.12%

Blended Benchmark: 65% S&P 500 Index/35% Barclays U.S. Aggregate Bond Index	5.84%	9.89%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 7-8.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED FEBRUARY 28, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Conservative Wealth Strategy
Class A	3.69%	3.91%

Class B*	3.31%	3.20%

Class C	3.31%	3.21%

Advisor Class**	3.87%	4.20%

Class R**	3.58%	3.61%

Class K**	3.68%	3.88%

Class I**	3.87%	4.18%

Primary Benchmark: Barclays U.S. Aggregate Bond Index	0.15%	3.12%

Secondary Benchmark: S&P 500 Index	8.95%	13.46%

Blended Benchmark: 65% Barclays U.S. Aggregate Bond Index/35% S&P 500 Index	3.20%	6.79%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	11

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

EACH UNDERLYING PORTFOLIO* VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2013	Returns
	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio	14.46%	14.79%

Russell 1000 Value Index	13.15%	17.63%

AllianceBernstein U.S. Large Cap Growth Portfolio	8.03%	9.81%

Russell 1000 Growth Index	6.23%	9.60%

AllianceBernstein International Value Portfolio	15.64%	2.35%

MSCI ACWI ex-U.S.	13.06%	6.66%

AllianceBernstein International Growth Portfolio	9.86%	3.19%

MSCI ACWI ex-U.S.	13.06%	6.66%

AllianceBernstein Short Duration Bond Portfolio	0.34%	1.20%

BofA ML 1-3 Year Treasury Index	0.17%	0.56%

AllianceBernstein Global Core Bond Portfolio	1.42%	5.58%

Barclays Global Aggregate Bond Index (U.S. dollar hedged)	1.35%	4.36%

AllianceBernstein Bond Inflation Protection Portfolio	2.37%	5.57%

Barclays 1-10 Year TIPS Index	0.88%	3.07%

AllianceBernstein High-Yield Portfolio	7.38%	13.53%

Barclays U.S. High Yield 2% Issuer Cap Index	6.67%	11.79%

AllianceBernstein Small-Mid Cap Value Portfolio	17.78%	18.07%

Russell 2500 Value Index	16.17%	18.92%

AllianceBernstein Small-Mid Cap Growth Portfolio	10.57%	9.74%

Russell 2500 Growth Index	11.98%	10.84%

AllianceBernstein Multi-Asset Real Return Portfolio	2.95%	0.63%

MSCI AC World Commodity Producers Index	3.73%	-9.25%

AllianceBernstein Volatility Management Portfolio	7.76%	4.79%

MSCI ACWI	10.99%	9.29%

*    Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 7-8.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2013
	NAV Returns	SEC Returns

Class A Shares
1 Year	6.13%	1.66%
5 Years	0.25%	-0.61%
Since Inception*	4.78%	4.30%

Class B Shares
1 Year	5.45%	1.45%
5 Years	-0.47%	-0.47%
Since Inception*	4.12%	4.12%

Class C Shares
1 Year	5.40%	4.40%
5 Years	-0.45%	-0.45%
Since Inception*	4.03%	4.03%

Advisor Class Shares†
1 Year	6.43%	6.43%
5 Years	0.55%	0.55%
Since Inception*	5.07%	5.07%

Class R Shares†
1 Year	5.89%	5.89%
5 Years	-0.08%	-0.08%
Since Inception*	3.25%	3.25%

Class K Shares†
1 Year	6.09%	6.09%
5 Years	0.22%	0.22%
Since Inception*	2.94%	2.94%

Class I Shares†
1 Year	6.49%	6.49%
5 Years	0.55%	0.55%
Since Inception*	3.28%	3.28%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.12%, 1.85%, 1.83%, 0.82%, 1.48%, 1.16% and 0.83% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	13

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
SEC Returns

Class A Shares
1 Year	2.84%
5 Years	-0.06%
Since Inception*	4.51%

Class B Shares
1 Year	2.55%
5 Years	0.06%
Since Inception*	4.33%

Class C Shares
1 Year	5.59%
5 Years	0.09%
Since Inception*	4.22%

Advisor Class Shares†
1 Year	7.70%
5 Years	1.11%
Since Inception*	5.27%

Class R Shares†
1 Year	7.08%
5 Years	0.47%
Since Inception*	3.47%

Class K Shares†
1 Year	7.36%
5 Years	0.79%
Since Inception*	3.20%

Class I Shares†
1 Year	7.67%
5 Years	1.11%
Since Inception*	3.53%

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 7-8.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2013
	NAV Returns	SEC Returns

Class A Shares
1 Year	6.08%	1.54%
5 Years	3.11%	2.21%
Since Inception*	5.57%	5.09%

Class B Shares
1 Year	5.35%	1.35%
5 Years	2.35%	2.35%
Since Inception*	4.92%	4.92%

Class C Shares
1 Year	5.28%	4.28%
5 Years	2.37%	2.37%
Since Inception*	4.82%	4.82%

Advisor Class Shares†
1 Year	6.44%	6.44%
5 Years	3.40%	3.40%
Since Inception*	5.88%	5.88%

Class R Shares†
1 Year	5.72%	5.72%
5 Years	2.74%	2.74%
Since Inception*	4.35%	4.35%

Class K Shares†
1 Year	6.00%	6.00%
5 Years	3.06%	3.06%
Since Inception*	4.34%	4.34%

Class I Shares†
1 Year	6.45%	6.45%
5 Years	3.40%	3.40%
Since Inception*	4.69%	4.69%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.03%, 1.75%, 1.73%, 0.73%, 1.38%, 1.05% and 0.73% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	15

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
SEC Returns

Class A Shares
1 Year	2.59%
5 Years	2.60%
Since Inception*	5.22%

Class B Shares
1 Year	2.47%
5 Years	2.75%
Since Inception*	5.05%

Class C Shares
1 Year	5.50%
5 Years	2.77%
Since Inception*	4.95%

Advisor Class Shares†
1 Year	7.44%
5 Years	3.80%
Since Inception*	6.01%

Class R Shares†
1 Year	6.83%
5 Years	3.14%
Since Inception*	4.49%

Class K Shares†
1 Year	7.16%
5 Years	3.46%
Since Inception*	4.51%

Class I Shares†
1 Year	7.45%
5 Years	3.80%
Since Inception*	4.85%

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 7-8.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2013
	NAV Returns	SEC Returns

Class A Shares
1 Year	3.91%	-0.52%
5 Years	3.04%	2.15%
Since Inception*	4.60%	4.13%

Class B Shares
1 Year	3.20%	-0.80%
5 Years	2.29%	2.29%
Since Inception*	3.97%	3.97%

Class C Shares
1 Year	3.21%	2.21%
5 Years	2.32%	2.32%
Since Inception*	3.86%	3.86%

Advisor Class Shares†
1 Year	4.20%	4.20%
5 Years	3.35%	3.35%
Since Inception*	4.91%	4.91%

Class R Shares†
1 Year	3.61%	3.61%
5 Years	2.67%	2.67%
Since Inception*	3.72%	3.72%

Class K Shares†
1 Year	3.88%	3.88%
5 Years	2.98%	2.98%
Since Inception*	3.88%	3.88%

Class I Shares†
1 Year	4.18%	4.18%
5 Years	3.32%	3.32%
Since Inception*	4.21%	4.21%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.05%, 1.78%, 1.76%, 0.75%, 1.42%, 1.08% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	17

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
SEC Returns

Class A Shares
1 Year	0.14%
5 Years	2.41%
Since Inception*	4.19%

Class B Shares
1 Year	-0.15%
5 Years	2.56%
Since Inception*	4.03%

Class C Shares
1 Year	2.87%
5 Years	2.57%
Since Inception*	3.92%

Advisor Class Shares†
1 Year	4.82%
5 Years	3.62%
Since Inception*	4.96%

Class R Shares†
1 Year	4.16%
5 Years	2.93%
Since Inception*	3.78%

Class K Shares†
1 Year	4.49%
5 Years	3.26%
Since Inception*	3.96%

Class I Shares†
1 Year	4.79%
5 Years	3.58%
Since Inception*	4.28%

*	Inception dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception dates for each class are listed above.

See Disclosures, Risks and Note about Historical Performance on pages 7-8.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS† AS OF FEBRUARY 28, 2013
NAV/SEC Returns

AllianceBernstein U.S. Value Portfolio
1 Year	14.79%
5 Years	1.91%
Since Inception*	3.13%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	9.81%
5 Years	4.52%
Since Inception*	5.26%

AllianceBernstein International Value Portfolio
1 Year	2.35%
5 Years	-5.65%
Since Inception*	2.11%

AllianceBernstein International Growth Portfolio
1 Year	3.19%
5 Years	-6.06%
Since Inception*	1.28%

Alliance Bernstein Short Duration Bond Portfolio
1 Year	1.20%
5 Years	2.23%
Since Inception*	2.77%

AllianceBernstein Global Core Bond Portfolio
1 Year	5.58%
5 Years	6.94%
Since Inception*	6.19%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	5.57%
5 Years	5.59%
Since Inception*	6.04%

AllianceBernstein High-Yield Portfolio
1 Year	13.53%
5 Years	12.30%
Since Inception*	9.47%

See Disclosures, Risks and Note about Historical Performance on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	19

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS† AS OF FEBRUARY 28, 2013
NAV/SEC Returns

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	18.07%
5 Years	8.56%
Since Inception*	8.15%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	9.74%
5 Years	12.35%
Since Inception*	11.91%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	0.63%
5 Years	0.08%
Since Inception*	4.60%

AllianceBernstein Volatility Management Portfolio
1 Year	4.79%
Since Inception**	6.43%

†	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees. These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

See Disclosures, Risks and Note about Historical Performance on pages 7-8.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS† AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	16.18%
5 Years	3.07%
Since Inception*	3.70%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	8.70%
5 Years	5.27%
Since Inception*	5.58%

AllianceBernstein International Value Portfolio
1 Year	4.80%
5 Years	-5.74%
Since Inception*	2.14%

AllianceBernstein International Growth Portfolio
1 Year	4.68%
5 Years	-5.30%
Since Inception*	1.41%

Alliance Bernstein Short Duration Bond Portfolio
1 Year	1.19%
5 Years	2.52%
Since Inception*	2.74%

AllianceBernstein Global Core Bond Portfolio
1 Year	6.48%
5 Years	7.05%
Since Inception*	6.19%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	6.35%
5 Years	5.59%
Since Inception*	6.02%

AllianceBernstein High-Yield Portfolio
1 Year	15.00%
5 Years	12.63%
Since Inception*	9.52%

See Disclosures, Risks and Note about Historical Performance on pages 7-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	21

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS† AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
NAV/SEC Returns†

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	19.93%
5 Years	9.34%
Since Inception*	8.70%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	12.02%
5 Years	13.19%
Since Inception*	12.23%

AllianceBernstein Multi-Asset Real Return Portfolio
1 Year	3.55%
5 Years	-0.25%
Since Inception*	4.63%

AllianceBernstein Volatility Management Portfolio
1 Year	5.60%
Since Inception**	6.99%

†	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees. These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

See Disclosures, Risks and Note about Historical Performance on pages 7-8.

22	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wealth Appreciation Strategy

	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,099.70	$5.62	1.08%
Hypothetical**	$1,000	$1,019.44	$5.41	1.08%
Class B
Actual	$1,000	$1,096.80	$9.46	1.82%
Hypothetical**	$1,000	$1,015.77	$9.10	1.82%
Class C
Actual	$1,000	$1,096.20	$9.30	1.79%
Hypothetical**	$1,000	$1,015.92	$8.95	1.79%

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	23

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Advisor Class
Actual	$1,000	$1,101.80	$4.06	0.78%
Hypothetical**	$1,000	$1,020.93	$3.91	0.78%
Class R
Actual	$1,000	$1,098.70	$7.18	1.38%
Hypothetical**	$1,000	$1,017.95	$6.90	1.38%
Class K
Actual	$1,000	$1,099.40	$5.67	1.09%
Hypothetical**	$1,000	$1,019.39	$5.46	1.09%
Class I
Actual	$1,000	$1,101.50	$4.06	0.78%
Hypothetical**	$1,000	$1,020.93	$3.91	0.78%

Balanced Wealth Strategy

	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,070.40	$5.13	1.00%
Hypothetical**	$1,000	$1,019.84	$5.01	1.00%
Class B
Actual	$1,000	$1,065.70	$8.81	1.72%
Hypothetical**	$1,000	$1,016.27	$8.60	1.72%
Class C
Actual	$1,000	$1,065.70	$8.76	1.71%
Hypothetical**	$1,000	$1,016.31	$8.55	1.71%
Advisor Class
Actual	$1,000	$1,071.90	$3.60	0.70%
Hypothetical**	$1,000	$1,021.32	$3.51	0.70%
Class R
Actual	$1,000	$1,068.60	$6.92	1.35%
Hypothetical**	$1,000	$1,018.10	$6.76	1.35%
Class K
Actual	$1,000	$1,069.50	$5.34	1.04%
Hypothetical**	$1,000	$1,019.64	$5.21	1.04%
Class I
Actual	$1,000	$1,072.00	$3.65	0.71%
Hypothetical**	$1,000	$1,021.27	$3.56	0.71%

24	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Conservative Wealth Strategy

	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,036.90	$5.20	1.03%
Hypothetical**	$1,000	$1,019.69	$5.16	1.03%
Class B
Actual	$1,000	$1,033.10	$8.82	1.75%
Hypothetical**	$1,000	$1,016.12	$8.75	1.75%
Class C
Actual	$1,000	$1,033.10	$8.77	1.74%
Hypothetical**	$1,000	$1,016.17	$8.70	1.74%
Advisor Class
Actual	$1,000	$1,038.70	$3.69	0.73%
Hypothetical**	$1,000	$1,021.17	$3.66	0.73%
Class R
Actual	$1,000	$1,035.80	$7.02	1.39%
Hypothetical**	$1,000	$1,017.90	$6.95	1.39%
Class K
Actual	$1,000	$1,036.80	$5.45	1.08%
Hypothetical**	$1,000	$1,019.44	$5.41	1.08%
Class I
Actual	$1,000	$1,038.70	$3.79	0.75%
Hypothetical**	$1,000	$1,021.08	$3.76	0.75%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	25

Fund Expenses

WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,442.1

*	All data are as of February 28, 2013. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 76-265. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 12. Additional performance for the Underlying Portfolios may be found on pages 19-22.

26	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,401.0

*	All data are as of February 28, 2013. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 76-265. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 12. Additional performance for the Underlying Portfolios may be found on pages 19-22.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	27

Portfolio Summary

CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $447.2

*	All data are as of February 28, 2013. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 76-265. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 12. Additional performance for the Underlying Portfolios may be found on pages 19-22.

28	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

WEALTH APPRECIATION STRATEGY

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.1%
The AllianceBernstein Pooling Portfolios - Equity – 100.1%
International Growth Portfolio	25,368,508	$208,529,131
International Value Portfolio	28,750,665	208,154,815
Multi-Asset Real Return Portfolio	13,169,486	113,784,356
Small-Mid Cap Growth Portfolio	6,629,631	76,771,127
Small-Mid Cap Value Portfolio	6,361,933	75,897,863
U.S. Large Cap Growth Portfolio	17,790,328	235,366,040
U.S. Value Portfolio	23,906,865	235,482,623
Volatility Management Portfolio	26,577,045	289,689,794

Total Investments – 100.1% (cost $1,368,981,367)		1,443,675,749
Other assets less liabilities – (0.1)%		(1,578,306)

Net Assets – 100.0%		$1,442,097,443

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	29

Wealth Appreciation Strategy—Portfolio of Investments

BALANCED WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.1%
The AllianceBernstein Pooling Portfolios - Equity – 65.1%
International Growth Portfolio	13,578,939	$111,618,882
International Value Portfolio	15,445,596	111,826,113
Multi-Asset Real Return Portfolio	8,088,815	69,887,359
Small-Mid Cap Growth Portfolio	2,759,917	31,959,843
Small-Mid Cap Value Portfolio	2,676,537	31,931,084
U.S. Large Cap Growth Portfolio	10,353,138	136,972,011
U.S. Value Portfolio	13,912,694	137,040,040
Volatility Management Portfolio	25,761,323	280,798,425

		912,033,757

The AllianceBernstein Pooling Portfolios - Fixed Income – 35.0%
Bond Inflation Protection Portfolio	10,418,757	112,418,392
Global Core Bond Portfolio	26,461,886	279,702,130
High-Yield Portfolio	9,341,695	98,648,300

		490,768,822

Total Investments – 100.1% (cost $1,288,683,121)		1,402,802,579
Other assets less liabilities – (0.1)%		(1,778,883)

Net Assets – 100.0%		$1,401,023,696

See notes to financial statements.

30	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Balanced Wealth Strategy—Portfolio of Investments

CONSERVATIVE WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.2%
The AllianceBernstein Pooling Portfolios - Fixed Income – 65.3%
Bond Inflation Protection Portfolio	4,178,026	$45,080,902
Global Core Bond Portfolio	11,686,591	123,527,267
Short Duration Bond Portfolio	12,990,563	123,410,347

		292,018,516

The AllianceBernstein Pooling Portfolios - Equity – 34.9%
International Growth Portfolio	2,298,888	18,896,860
International Value Portfolio	2,598,384	18,812,298
Multi-Asset Real Return Portfolio	766,498	6,622,546
Small-Mid Cap Growth Portfolio	291,896	3,380,150
Small-Mid Cap Value Portfolio	280,580	3,347,319
U.S. Large Cap Growth Portfolio	1,859,378	24,599,576
U.S. Value Portfolio	2,501,989	24,644,588
Volatility Management Portfolio	5,108,243	55,679,850

		155,983,187

Total Investments – 100.2% (cost $411,225,639)		448,001,703
Other assets less liabilities – (0.2)%		(848,088)

Net Assets – 100.0%		$447,153,615

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	31

Conservative Wealth Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

February 28, 2013 (unaudited)

Wealth Appreciation Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $1,368,981,367)	$1,443,675,749
Receivable for investments sold	1,188,352
Receivable for shares of beneficial interest sold	1,057,546

Total assets	1,445,921,647

Liabilities
Payable for shares of beneficial interest redeemed	2,411,571
Advisory fee payable	726,796
Distribution fee payable	274,786
Transfer Agent fee payable	176,352
Accrued expenses	234,699

Total liabilities	3,824,204

Net Assets	$1,442,097,443

Composition of Net Assets
Shares of beneficial interest, at par	$1,139
Additional paid-in capital	1,682,692,760
Undistributed net investment income	10,576,575
Accumulated net realized loss on investment transactions	(325,867,413)
Net unrealized appreciation on investments	74,694,382

$1,442,097,443

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$396,424,291	31,256,750	$12.68	*

B	$90,770,227	7,218,002	$12.58

C	$135,811,987	10,790,993	$12.59

Advisor	$791,258,568	62,438,629	$12.67

R	$6,753,694	537,015	$12.58

K	$17,193,303	1,362,985	$12.61

I	$3,885,373	307,106	$12.65

*	The maximum offering price per share for Class A shares was $13.24 which reflects a sales charge of 4.25%.

See notes to financial statements.

32	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Assets & Liabilities

Balanced Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $1,288,683,121)	$1,402,802,579
Receivable for investments sold	1,145,722
Receivable for shares of beneficial interest sold	772,529

Total assets	1,404,720,830

Liabilities
Payable for shares of beneficial interest redeemed	2,076,179
Advisory fee payable	596,508
Distribution fee payable	565,071
Transfer Agent fee payable	170,539
Accrued expenses	288,837

Total liabilities	3,697,134

Net Assets	$1,401,023,696

Composition of Net Assets
Shares of beneficial interest, at par	$1,118
Additional paid-in capital	1,590,112,147
Undistributed net investment income	8,323,345
Accumulated net realized loss on investment transactions	(311,532,372)
Net unrealized appreciation on investments	114,119,458

$1,401,023,696

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$757,352,187	60,353,001	$12.55	*

B	$204,175,824	16,368,597	$12.47

C	$282,202,531	22,587,846	$12.49

Advisor	$99,963,286	7,940,082	$12.59

R	$17,668,996	1,412,215	$12.51

K	$26,146,961	2,088,362	$12.52

I	$13,513,911	1,076,158	$12.56

*	The maximum offering price per share for Class A shares was $13.11 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	33

Statement of Assets & Liabilities

Conservative Wealth Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $411,225,639)	$448,001,703
Receivable for investments sold	232,459
Receivable for shares of beneficial interest sold	96,657

Total assets	448,330,819

Liabilities
Payable for shares of beneficial interest redeemed	630,406
Distribution fee payable	198,887
Advisory fee payable	190,130
Transfer Agent fee payable	39,604
Accrued expenses	118,177

Total liabilities	1,177,204

Net Assets	$447,153,615

Composition of Net Assets
Shares of beneficial interest, at par	$383
Additional paid-in capital	462,767,066
Undistributed net investment income	4,689,350
Accumulated net realized loss on investment transactions	(57,079,248)
Net unrealized appreciation on investments	36,776,064

$447,153,615

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$238,806,005	20,395,678	$11.71	*

B	$66,004,606	5,671,075	$11.64

C	$113,842,453	9,781,001	$11.64

Advisor	$11,376,862	969,848	$11.73

R	$7,048,225	600,613	$11.74

K	$8,996,034	769,391	$11.69

I	$1,079,430	92,177	$11.71

*	The maximum offering price per share for Class A shares was $12.23 which reflects a sales charge of 4.25%.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2013 (unaudited)

	Wealth Appreciation Strategy	Balanced Wealth Strategy	Conservative Wealth Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios	$18,659,256	$31,345,248	$9,479,350

Expenses
Advisory fee (see Note B)	4,644,074	3,938,542	1,277,186
Distribution fee – Class A	594,010	1,152,306	368,310
Distribution fee – Class B	475,165	1,084,827	353,349
Distribution fee – Class C	684,601	1,431,291	589,839
Distribution fee – Class R	18,809	48,589	18,315
Distribution fee – Class K	20,670	33,107	11,237
Transfer agency – Class A	185,356	424,864	125,821
Transfer agency – Class B	60,204	139,172	43,001
Transfer agency – Class C	72,621	167,334	63,892
Transfer agency – Advisor Class	362,546	56,182	6,566
Transfer agency – Class R	7,308	25,266	9,524
Transfer agency – Class K	12,306	26,486	8,852
Transfer agency – Class I	1,679	7,968	661
Printing	118,419	146,672	41,414
Registration fees	49,202	45,924	42,634
Custodian	30,571	30,687	31,079
Trustees’ fees	24,780	24,780	24,780
Legal	22,558	22,443	21,223
Audit	13,524	14,196	13,737
Miscellaneous	19,800	20,634	8,043

Total expenses	7,418,203	8,841,270	3,059,463

Net investment income	11,241,053	22,503,978	6,419,887

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	(40,828,031)	(12,086,815)	563,052
Net realized gain distributions from affiliated Underlying Portfolios	23,848,628	18,043,420	4,458,851
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	142,995,552	67,586,318	4,832,534

Net gain on investment transactions	126,016,149	73,542,923	9,854,437

Net Increase in Net Assets from Operations	$137,257,202	$96,046,901	$16,274,324

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	35

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Wealth Appreciation Strategy
	Six Months Ended February 28, 2013 (unaudited)		Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,241,053		$12,641,572
Net realized loss on sale of affiliated Underlying Portfolio shares	(40,828,031)		(75,700,445)
Net realized gain distributions from affiliated Underlying Portfolios	23,848,628		33,210,915
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	142,995,552		101,136,264

Net increase in net assets from operations	137,257,202		71,288,306
Dividends to Shareholders from
Net investment income
Class A	(3,318,812)		(7,328,579)
Class B	– 0	–	(867,442)
Class C	(56,564)		(1,146,831)
Advisor Class	(9,207,335)		(14,412,267)
Class R	– 0	–	(190,898)
Class K	(139,066)		(206,904)
Class I	(41,603)		(213,663)
Transactions in Shares of Beneficial Interest
Net decrease	(124,812,635)		(150,984,352)

Total decrease	(318,813)		(104,062,630)
Net Assets
Beginning of period	1,442,416,256		1,546,478,886

End of period (including undistributed net investment income of $10,576,575 and $12,098,902, respectively)	$1,442,097,443		$1,442,416,256

See notes to financial statements.

36	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Changes in Net Assets

	Balanced Wealth Strategy
	Six Months Ended February 28, 2013 (unaudited)		Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$22,503,978		$27,386,435
Net realized loss on sale of affiliated Underlying Portfolio shares	(12,086,815)		(39,438,254)
Net realized gain distributions from affiliated Underlying Portfolios	18,043,420		26,539,580
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	67,586,318		69,455,690

Net increase in net assets from operations	96,046,901		83,943,451
Dividends and Distributions to Shareholders from
Net investment income
Class A	(8,156,256)		(19,050,328)
Class B	(1,834,632)		(3,954,087)
Class C	(2,432,817)		(4,858,221)
Advisor Class	(1,140,169)		(2,598,653)
Class R	(192,346)		(591,204)
Class K	(273,833)		(666,451)
Class I	(150,580)		(513,275)
Tax return of capital
Class A	– 0	–	(1,507,522)
Class B	– 0	–	(312,901)
Class C	– 0	–	(384,449)
Advisor Class	– 0	–	(205,641)
Class R	– 0	–	(46,784)
Class K	– 0	–	(52,739)
Class I	– 0	–	(40,617)
Transactions in Shares of Beneficial Interest
Net decrease	(165,292,680)		(363,374,419)

Total decrease	(83,426,412)		(314,213,840)
Net Assets
Beginning of period	1,484,450,108		1,798,663,948

End of period (including undistributed net investment income of $8,323,345 and $0, respectively)	$1,401,023,696		$1,484,450,108

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	37

Statement of Changes in Net Assets

	Conservative Wealth Strategy
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,419,887	$9,557,364
Net realized gain on sale of affiliated Underlying Portfolio shares	563,052	10,956,553
Net realized gain distributions from affiliated Underlying Portfolios	4,458,851	5,460,502
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	4,832,534	(7,935,268)

Net increase in net assets from operations	16,274,324	18,039,151
Dividends to Shareholders from
Net investment income
Class A	(1,035,599)	(6,322,698)
Class B	(147,174)	(1,334,474)
Class C	(242,378)	(2,054,641)
Advisor Class	(63,973)	(394,727)
Class R	(23,095)	(260,467)
Class K	(36,738)	(202,856)
Class I	(5,428)	(51,433)
Transactions in Shares of Beneficial Interest
Net decrease	(56,106,989)	(105,156,637)

Total decrease	(41,387,050)	(97,738,782)
Net Assets
Beginning of period	488,540,665	586,279,447

End of period (including undistributed net investment income of $4,689,350 and distributions in excess of net investment income of ($176,152), respectively)	$447,153,615	$488,540,665

See notes to financial statements.

38	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

February 28, 2013 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Conservative Wealth Strategy, the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of The AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	39

Notes to Financial Statements

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Strategies’ investments by the above fair value hierarchy levels as of February 28, 2013:

Investments in Underlying Portfolios*	Level 1	Level 2			Level 3			Total
Wealth Appreciation Strategy
Mutual Funds	$1,443,675,749	$	– 0	–	$	– 0	–	$1,443,675,749

Balanced Wealth Strategy
Mutual Funds	1,402,802,579		– 0	–		– 0	–	1,402,802,579

Conservative Wealth Strategy
Mutual Funds	448,001,703		– 0	–		– 0	–	448,001,703

*	There were no transfers between Level 1 and Level 2 during the reporting period.

The Strategy recognizes all transfers between levels of the fair value hierarchy and assumes the financial instruments were transferred at the beginning of the reporting period.

40	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	41

Notes to Financial Statements

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Conservative Wealth	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $265,225, $262,009 and $73,467 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Conservative Wealth Strategy, respectively, for the six months ended February 28, 2013.

42	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the six months ended February 28, 2013 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B	Class C
Wealth Appreciation	$10,033	$4,973	$13,760	$6,497
Balanced Wealth	24,942	8,645	26,069	5,459
Conservative Wealth	10,037	3,685	8,069	4,729

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each Strategies’ average daily net assets attributable to Class A shares, 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares, .50% of the Strategies’ average daily net assets attributable to Class R shares and .25% of the Strategies’ average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of each Strategies’ average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of each Strategy’s shares.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	43

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the six months ended February 28, 2013 were as follows:

Strategy	Purchases	Sales
Wealth Appreciation	$44,370,602	$147,310,094
Balanced Wealth	49,388,668	189,972,453
Conservative Wealth	15,080,941	62,166,995

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Strategy	Appreciation	(Depreciation)
Wealth Appreciation	$144,767,261	$(70,072,879)	$74,694,382
Balanced Wealth	131,075,130	(16,955,672)	114,119,458
Conservative Wealth	38,357,543	(1,581,479)	36,776,064

1. Currency Transactions

A Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. A Strategy or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. A Strategy or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

44	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

Wealth Appreciation Strategy
Shares	Amount
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012

Class A
Shares sold	843,527	3,072,417	$10,283,228	$34,781,795

Shares issued in reinvestment of dividends	264,657	672,332	3,170,594	7,052,804

Shares converted from Class B	610,259	1,408,352	7,452,371	16,118,968

Shares redeemed	(5,416,960)	(12,043,244)	(65,710,063)	(136,235,954)

Net decrease	(3,698,517)	(6,890,143)	$(44,803,870)	$(78,282,387)

Class B
Shares sold	58,605	173,410	$706,789	$1,924,546

Shares issued in reinvestment of dividends	– 0	–	79,501	– 0	–	826,799

Shares converted to Class A	(616,909)	(1,425,670)	(7,452,371)	(16,118,968)

Shares redeemed	(867,081)	(2,383,641)	(10,420,810)	(26,707,682)

Net decrease	(1,425,385)	(3,556,400)	$(17,166,392)	$(40,075,305)

Class C
Shares sold	214,668	570,576	$2,584,046	$6,390,734

Shares issued in reinvestment of dividends	4,345	101,671	51,702	1,058,313

Shares redeemed	(1,723,414)	(4,014,499)	(20,661,291)	(44,831,374)

Net decrease	(1,504,401)	(3,342,252)	$(18,025,543)	$(37,382,327)

Advisor Class
Shares sold	5,685,089	16,074,504	$69,439,983	$182,452,981

Shares issued in reinvestment of dividends	731,703	616,865	8,751,172	6,464,740

Shares redeemed	(9,852,823)	(14,334,919)	(119,777,558)	(162,021,191)

Net increase (decrease)	(3,436,031)	2,356,450	$(41,586,403)	$26,896,530

Class R
Shares sold	48,624	214,825	$578,427	$2,375,002

Shares issued in reinvestment of dividends	– 0	–	18,444	– 0	–	190,898

Shares redeemed	(214,311)	(1,109,210)	(2,560,955)	(12,405,781)

Net decrease	(165,687)	(875,941)	$(1,982,528)	$(9,839,881)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	45

Notes to Financial Statements

	Wealth Appreciation Strategy
	Shares		Amount
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012

Class K
Shares sold	83,137	385,876	$1,005,290	$4,323,254

Shares issued in reinvestment of dividends	11,677	19,818	139,066	206,903

Shares redeemed	(168,266)	(908,256)	(2,003,441)	(9,636,063)

Net decrease	(73,452)	(502,562)	$(859,085)	$(5,105,906)

Class I
Shares sold	8,731	69,979	$106,426	$765,128

Shares issued in reinvestment of dividends	3,484	20,446	41,603	213,663

Shares redeemed	(43,960)	(689,238)	(536,843)	(8,173,867)

Net decrease	(31,745)	(598,813)	$(388,814)	$(7,195,076)

	Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012

Class A
Shares sold	1,743,563	5,234,327	$21,322,925	$60,449,366

Shares issued in reinvestment of dividends and distributions	633,178	1,707,394	7,662,518	19,583,617

Shares converted from Class B	1,284,061	2,710,136	15,692,273	31,503,006

Shares redeemed	(10,012,295)	(23,719,572)	(122,065,571)	(272,404,595)

Net decrease	(6,351,493)	(14,067,715)	$(77,387,855)	$(160,868,606)

Class B
Shares sold	80,188	296,992	$973,800	$3,408,788

Shares issued in reinvestment of dividends and distributions	144,479	355,989	1,739,896	4,071,067

Shares converted to Class A	(1,290,847)	(2,723,783)	(15,692,273)	(31,503,006)

Shares redeemed	(2,081,260)	(5,599,768)	(25,263,493)	(64,217,592)

Net decrease	(3,147,440)	(7,670,570)	$(38,242,070)	$(88,240,743)

46	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012

Class C
Shares sold	404,282	1,062,669	$4,923,451	$12,228,056

Shares issued in reinvestment of dividends and distributions	181,315	415,889	2,187,059	4,766,903

Shares redeemed	(3,083,766)	(9,291,718)	(37,436,567)	(106,465,368)

Net decrease	(2,498,169)	(7,813,160)	$(30,326,057)	$(89,470,409)

Advisor Class
Shares sold	782,901	2,109,868	$9,572,895	$24,420,825

Shares issued in reinvestment of dividends and distributions	65,958	174,057	800,170	1,999,976

Shares redeemed	(1,637,423)	(2,572,883)	(20,061,725)	(29,538,579)

Net decrease	(788,564)	(288,958)	$(9,688,660)	$(3,117,778)

Class R
Shares sold	102,541	519,740	$1,248,008	$6,013,795

Shares issued in reinvestment of dividends and distributions	15,934	55,584	192,346	637,988

Shares redeemed	(399,356)	(1,907,826)	(4,913,321)	(22,106,933)

Net decrease	(280,881)	(1,332,502)	$(3,472,967)	$(15,455,150)

Class K
Shares sold	71,323	1,255,222	$870,596	$14,225,810

Shares issued in reinvestment of dividends and distributions	22,681	62,665	273,832	719,188

Shares redeemed	(587,919)	(1,036,577)	(7,136,152)	(11,664,814)

Net increase (decrease)	(493,915)	281,310	$(5,991,724)	$3,280,184

Class I
Shares sold	58,200	109,943	$713,051	$1,261,036

Shares issued in reinvestment of dividends and distributions	12,408	48,332	150,151	552,908

Shares redeemed	(85,019)	(966,223)	(1,046,549)	(11,315,861)

Net decrease	(14,411)	(807,948)	$(183,347)	$(9,501,917)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	47

Notes to Financial Statements

	Conservative Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012

Class A
Shares sold	1,002,567	3,001,931	$11,538,159	$33,555,940

Shares issued in reinvestment of dividends	82,937	528,398	952,361	5,893,304

Shares converted from Class B	415,408	659,506	4,785,992	7,396,446

Shares redeemed	(3,659,721)	(7,846,510)	(42,155,935)	(87,425,285)

Net decrease	(2,158,809)	(3,656,675)	$(24,879,423)	$(40,579,595)

Class B
Shares sold	45,404	165,725	$518,559	$1,838,971

Shares issued in reinvestment of dividends	12,064	113,054	137,891	1,259,082

Shares converted to Class A	(417,531)	(662,661)	(4,785,992)	(7,396,446)

Shares redeemed	(722,362)	(2,039,379)	(8,271,978)	(22,650,254)

Net decrease	(1,082,425)	(2,423,261)	$(12,401,520)	$(26,948,647)

Class C
Shares sold	243,167	712,701	$2,781,456	$7,898,337

Shares issued in reinvestment of dividends	18,639	164,594	213,048	1,833,080

Shares redeemed	(1,542,259)	(3,166,739)	(17,625,854)	(35,174,222)

Net decrease	(1,280,453)	(2,289,444)	$(14,631,350)	$(25,442,805)

Advisor Class
Shares sold	203,059	180,436	$2,344,185	$2,009,071

Shares issued in reinvestment of dividends	4,272	28,776	49,127	320,894

Shares redeemed	(426,742)	(601,935)	(4,941,387)	(6,710,040)

Net decrease	(219,411)	(392,723)	$(2,548,075)	$(4,380,075)

Class R
Shares sold	85,321	216,009	$984,437	$2,405,069

Shares issued in reinvestment of dividends	2,004	23,240	23,095	260,359

Shares redeemed	(195,300)	(877,624)	(2,248,338)	(9,851,737)

Net decrease	(107,975)	(638,375)	$(1,240,806)	$(7,186,309)

48	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Conservative Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31, 2012

Class K
Shares sold	80,004	241,721	$914,867	$2,675,626

Shares issued in reinvestment of dividends	3,203	17,933	36,738	200,110

Shares redeemed	(112,003)	(150,166)	(1,282,437)	(1,681,997)

Net increase (decrease)	(28,796)	109,488	$(330,832)	$1,193,739

Class I
Shares sold	10,138	55,320	$116,422	$620,800

Shares issued in reinvestment of dividends	473	4,653	5,428	51,433

Shares redeemed	(17,109)	(218,018)	(196,833)	(2,485,178)

Net decrease	(6,498)	(158,045)	$(74,983)	$(1,812,945)

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Underlying Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of an Underlying Portfolio’s investments or reduce the returns of the Underlying Portfolio. For example, the value of the

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	49

Notes to Financial Statements

Underlying Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Underlying Portfolio’s investments denominated in foreign currencies, the Underlying Portfolio’s positions in various foreign currencies may cause the Underlying Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—An Underlying Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the six months ended February 28, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2013 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2012 and August 31, 2011 were as follows:

Wealth Appreciation Strategy	2012	2011
Distributions paid from:
Ordinary income	$24,366,584	$14,310,363

Total taxable distributions	24,366,584	14,310,363

Total distributions paid	$24,366,584	$14,310,363

50	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

Balanced Wealth Strategy	2012	2011
Distributions paid from:
Ordinary income	$32,232,219	$45,932,104

Total taxable distributions	32,232,219	45,932,104
Tax return of capital	2,550,653	– 0	–

Total distributions paid	$34,782,872	$45,932,104

Conservative Wealth Strategy	2012	2011
Distributions paid from:
Ordinary income	$10,621,296	$13,270,532

Total taxable distributions	10,621,296	13,270,532

Total distributions paid	$10,621,296	$13,270,532

As of August 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income		Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)
Wealth Appreciation	$12,098,902		$(206,404,292)	$(170,784,887)	$(365,090,277)
Balanced Wealth	– 0	–	(269,988,933)	(966,899)	(270,955,832)
Conservative Wealth	– 0	–	(51,449,279)	21,115,506	(30,333,773)

(a)

During the fiscal year ended August 31, 2012, Conservative Wealth Strategy utilized $17,150,094 of capital loss carryforwards to offset current year net realized gains. At August 31, 2012, Conservative Wealth Strategy elected to defer $176,152 of qualified late-year losses that are deemed to arise on September 1, 2012. Additionally, at August 31, 2012 all three Strategies had capital loss carryforwards for federal income tax purposes.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of August 31, 2012, the Strategies had net capital loss carryforwards which will expire as follows:

Strategy	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
Wealth Appreciation	$21,540,462	n/a	2017
Wealth Appreciation	91,501,019	n/a	2018
Wealth Appreciation	47,886,250	n/a	2019
Wealth Appreciation	398,776	$ 45,077,785	No expiration

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	51

Notes to Financial Statements

Strategy	SHORT-TERM AMOUNT		LONG-TERM AMOUNT	EXPIRATION
Balanced Wealth	$10,504,401		n/a	2017
Balanced Wealth	140,364,791		n/a	2018
Balanced Wealth	80,057,439		n/a	2019
Balanced Wealth	– 0	–	$ 39,062,302	No expiration
Conservative Wealth	37,632,692		n/a	2018
Conservative Wealth	13,640,435		n/a	2019

NOTE I

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

52	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class A
	Six Months Ended February 28, 2013 (unaudited)		Year Ended August 31,
			2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 11.63			$ 11.26	$ 10.00		$ 9.89		$ 13.38		$ 16.32

Income From Investment Operations
Net investment income(a)	.09			.10	.19		.09		.12		.36
Net realized and unrealized gain (loss) on investment transactions	1.06			.46	1.17		.14		(2.91)		(2.70)

Net increase (decrease) in net asset value from operations	1.15			.56	1.36		.23		(2.79)		(2.34)

Less: Dividends and Distributions
Dividends from net investment income	(.10)			(.19)	(.10)		(.12)		(.07)		(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.63)		(.28)

Total dividends and distributions	(.10)			(.19)	(.10)		(.12)		(.70)		(.60)

Net asset value, end of period	$ 12.68			$ 11.63	$ 11.26		$ 10.00		$ 9.89		$ 13.38

Total Return
Total investment return based on net asset value(b)	9.97%			5.11%	13.58%		2.27%		(19.63	) %	(14.86)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$396,424			$406,461	$471,196		$518,314		$569,413		$825,949
Ratio to average net assets of:
Expenses(c)	1.08	%(d)		1.09%	1.09	%(e)	1.10	%(e)	1.14%		1.08%
Net investment income	1.54	%(d)		.88%	1.60	%(e)	.86	%(e)	1.33%		2.39%
Portfolio turnover rate	3%			29%	4%		4%		9%		4%

See footnote summary on page 74.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	53

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class B
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.47	$ 11.08	$ 9.84	$ 9.73	$ 13.17	$ 16.08

Income From Investment Operations
Net investment income(a)	.05	.02	.10	.01	.05	.25
Net realized and unrealized gain (loss) on investment transactions	1.06	.45	1.16	.15	(2.86)	(2.67)

Net increase (decrease) in net asset value from operations	1.11	.47	1.26	.16	(2.81)	(2.42)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.08)	(.02)	(.05)	– 0	–	(.21)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.63)	(.28)

Total dividends and distributions	– 0	–	(.08)	(.02)	(.05)	(.63)	(.49)

Net asset value, end of period	$ 12.58	$ 11.47	$ 11.08	$ 9.84	$ 9.73	$ 13.17

Total Return
Total investment return based on net asset value(b)	9.68%	4.29%	12.76%	1.57%	(20.24)%	(15.49)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$90,770	$99,167	$135,139	$151,107	$184,655	$291,413
Ratio to average net assets of:
Expenses(c)	1.82	%(d)	1.82%	1.83	%(e)	1.84	%(e)	1.89%	1.80%
Net investment income	.81	%(d)	.21%	.85	%(e)	.13	%(e)	.60%	1.70%
Portfolio turnover rate	3%	29%	4%	4%	9%	4%

See footnote summary on page 74.

54	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class C
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.49	$ 11.09	$ 9.85	$ 9.74	$ 13.18	$ 16.08

Income From Investment Operations
Net investment income(a)	.05	.02	.10	.02	.05	.25
Net realized and unrealized gain (loss) on investment transactions	1.06	.46	1.16	.14	(2.86)	(2.66)

Net increase (decrease) in net asset value from operations	1.11	.48	1.26	.16	(2.81)	(2.41)

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.08)	(.02)	(.05)	– 0	–	(.21)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.63)	(.28)

Total dividends and distributions	(.01)	(.08)	(.02)	(.05)	(.63)	(.49)

Net asset value, end of period	$ 12.59	$ 11.49	$ 11.09	$ 9.85	$ 9.74	$ 13.18

Total Return
Total investment return based on net asset value(b)	9.62%	4.39%	12.74%	1.57%	(20.23)%	(15.43)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$135,812	$141,224	$173,437	$198,641	$236,908	$378,541
Ratio to average net assets of:
Expenses(c)	1.79	%(d)	1.80%	1.80	%(e)	1.82	%(e)	1.86%	1.79%
Net investment income	.82	%(d)	.19%	.88	%(e)	.15	%(e)	.63%	1.70%
Portfolio turnover rate	3%	29%	4%	4%	9%	4%

See footnote summary on page 74.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	55

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Advisor Class
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.64	$ 11.29	$ 10.02	$ 9.91	$ 13.44	$ 16.39

Income From Investment Operations
Net investment income(a)	.11	.12	.22	.12	.13	.38
Net realized and unrealized gain (loss) on investment transactions	1.07	.46	1.19	.14	(2.91)	(2.69)

Net increase (decrease) in net asset value from operations	1.18	.58	1.41	.26	(2.78)	(2.31)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.23)	(.14)	(.15)	(.12)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.63)	(.28)

Total dividends and distributions	(.15)	(.23)	(.14)	(.15)	(.75)	(.64)

Net asset value, end of period	$ 12.67	$ 11.64	$ 11.29	$ 10.02	$ 9.91	$ 13.44

Total Return
Total investment return based on net asset value(b)	10.18%	5.36%	13.99%	2.54%	(19.39)%	(14.62)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$791,259	$766,969	$716,998	$595,665	$529,636	$552,028
Ratio to average net assets of:
Expenses(c)	.78	%(d)	.79%	.79	%(e)	.80	%(e)	.84%	.78%
Net investment income	1.82	%(d)	1.07%	1.79	%(e)	1.13	%(e)	1.54%	2.50%
Portfolio turnover rate	3%	29%	4%	4%	9%	4%

See footnote summary on page 74.

56	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class R
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	200

Net asset value, beginning of period	$ 11.45	$ 11.07	$ 9.83	$ 9.75	$ 13.20	$ 16.13

Income From Investment Operations
Net investment income(a)	.07	.08	.14	.05	.08	.27
Net realized and unrealized gain (loss) on investment transactions	1.06	.44	1.16	.14	(2.85)	(2.64)

Net increase (decrease) in net asset value from operations	1.13	.52	1.30	.19	(2.77)	(2.37)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.14)	(.06)	(.11)	(.05)	(.28)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.63)	(.28)

Total dividends and distributions	– 0	–	(.14)	(.06)	(.11)	(.68)	(.56)

Net asset value, end of period	$ 12.58	$ 11.45	$ 11.07	$ 9.83	$ 9.75	$ 13.20

Total Return
Total investment return based on net asset value(b)	9.87%	4.78%	13.21%	1.85%	(19.86)%	(15.17)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,754	$8,045	$17,480	$17,617	$16,317	$16,705
Ratio to average net assets of:
Expenses(c)	1.38	%(d)	1.45%	1.46	%(e)	1.45	%(e)	1.45%	1.43%
Net investment income	1.22	%(d)	.69%	1.17	%(e)	.50	%(e)	.94%	1.84%
Portfolio turnover rate	3%	29%	4%	4%	9%	4%

See footnote summary on page 74.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	57

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class K
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.57	$ 11.18	$ 9.93	$ 9.83	$ 13.32	$ 16.25

Income From Investment Operations
Net investment income(a)	.09	.09	.17	.08	.11	.36
Net realized and unrealized gain (loss) on investment transactions	1.05	.46	1.18	.15	(2.89)	(2.70)

Net increase (decrease) in net asset value from operations	1.14	.55	1.35	.23	(2.78)	(2.34)

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.16)	(.10)	(.13)	(.08)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.63)	(.28)

Total dividends and distributions	(.10)	(.16)	(.10)	(.13)	(.71)	(.59)

Net asset value, end of period	$ 12.61	$ 11.57	$ 11.18	$ 9.93	$ 9.83	$ 13.32

Total Return
Total investment return based on net asset value(b)	9.94%	5.07%	13.53%	2.28%	(19.66)%	(14.89)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,193	$16,616	$21,677	$20,044	$16,494	$15,393
Ratio to average net assets of:
Expenses(c)	1.09	%(d)	1.13%	1.15	%(e)	1.13	%(e)	1.14%	1.07%
Net investment income	1.53	%(d)	.83%	1.45	%(e)	.78	%(e)	1.23%	2.39%
Portfolio turnover rate	3%	29%	4%	4%	9%	4%

See footnote summary on page 74.

58	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class I
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.61	$ 11.25	$ 9.99	$ 9.88	$ 13.41	$ 16.34

Income From Investment Operations
Net investment income(a)	.11	.18	.22	.13	.14	.41
Net realized and unrealized gain (loss) on investment transactions	1.06	.41	1.18	.13	(2.91)	(2.70)

Net increase (decrease) in net asset value from operations	1.17	.59	1.40	.26	(2.77)	(2.29)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.23)	(.14)	(.15)	(.13)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.63)	(.28)

Total dividends and distributions	(.13)	(.23)	(.14)	(.15)	(.76)	(.64)

Net asset value, end of period	$ 12.65	$ 11.61	$ 11.25	$ 9.99	$ 9.88	$ 13.41

Total Return
Total investment return based on net asset value(b)	10.15%	5.43%	13.90%	2.58%	(19.38)%	(14.56)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,885	$3,934	$10,552	$11,094	$12,584	$17,025
Ratio to average net assets of:
Expenses(c)	.78	%(d)	.80%	.82	%(e)	.80	%(e)	.81%	.74%
Net investment income	1.82	%(d)	1.53%	1.82	%(e)	1.18	%(e)	1.61%	2.72%
Portfolio turnover rate	3%	29%	4%	4%	9%	4%

See footnote summary on page 74.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	59

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class A
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.85	$ 11.47	$ 10.61	$ 10.14	$ 12.04	$ 13.94

Income From Investment Operations
Net investment income(a)	.21	.22	.33	.24	.27	.48
Net realized and unrealized gain (loss) on investment transactions	.62	.44	.83	.47	(1.50)	(1.75)

Net increase (decrease) in net asset value from operations	.83	.66	1.16	.71	(1.23)	(1.27)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.26)	(.30)	(.24)	(.28)	(.48)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.39)	(.15)
Tax return of capital	– 0	–	(.02)	– 0	–	(.00	)(f)	– 0	–	– 0	–

Total dividends and distributions	(.13)	(.28)	(.30)	(.24)	(.67)	(.63)

Net asset value, end of period	$ 12.55	$ 11.85	$ 11.47	$ 10.61	$ 10.14	$ 12.04

Total Return
Total investment return based on net asset value(b)	7.04%	5.81%	10.86%	6.98%	(9.09)%	(9.49)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$757	$791	$927	$1,022	$1,069	$1,404
Ratio to average net assets of:
Expenses(c)	1.00	%(d)	1.00%	.99	%(e)	.99	%(e)	1.01%	.93%
Net investment income	3.39	%(d)	1.93%	2.77	%(e)	2.19	%(e)	3.05%	3.62%
Portfolio turnover rate	3%	34%	4%	5%	9%	6%

See footnote summary on page 74.

60	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class B
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.80	$ 11.40	$ 10.55	$ 10.09	$ 11.97	$ 13.86

Income From Investment Operations
Net investment income(a)	.16	.14	.24	.16	.21	.38
Net realized and unrealized gain (loss) on investment transactions	.61	.43	.82	.46	(1.49)	(1.73)

Net increase (decrease) in net asset value from operations	.77	.57	1.06	.62	(1.28)	(1.35)

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.16)	(.21)	(.16)	(.21)	(.39)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.39)	(.15)
Tax return of capital	– 0	–	(.01)	– 0	–	(.00	)(f)	– 0	–	– 0	–

Total dividends and distributions	(.10)	(.17)	(.21)	(.16)	(.60)	(.54)

Net asset value, end of period	$ 12.47	$ 11.80	$ 11.40	$ 10.55	$ 10.09	$ 11.97

Total Return
Total investment return based on net asset value(b)	6.57%	5.06%	10.04%	6.16%	(9.69)%	(10.12)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$204,176	$230,241	$309,895	$354,756	$405,281	$571,333
Ratio to average net assets of:
Expenses(c)	1.72	%(d)	1.72%	1.72	%(e)	1.72	%(e)	1.74%	1.66%
Net investment income	2.65	%(d)	1.25%	2.06	%(e)	1.47	%(e)	2.33%	2.91%
Portfolio turnover rate	3%	34%	4%	5%	9%	6%

See footnote summary on page 74.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	61

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class C
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.82	$ 11.42	$ 10.56	$ 10.10	$ 11.98	$ 13.87

Income From Investment Operations
Net investment income(a)	.16	.14	.24	.16	.21	.39
Net realized and unrealized gain (loss) on investment transactions	.61	.43	.83	.46	(1.49)	(1.74)

Net increase (decrease) in net asset value from operations	.77	.57	1.07	.62	(1.28)	(1.35)

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.16)	(.21)	(.16)	(.21)	(.39)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.39)	(.15)
Tax return of capital	– 0	–	(.01)	– 0	–	(.00	)(f)	– 0	–	– 0	–

Total dividends and distributions	(.10)	(.17)	(.21)	(.16)	(.60)	(.54)

Net asset value, end of period	$ 12.49	$ 11.82	$ 11.42	$ 10.56	$ 10.10	$ 11.98

Total Return
Total investment return based on net asset value(b)	6.57%	5.08%	10.12%	6.15%	(9.69)%	(10.11)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$282,203	$296,426	$375,644	$430,059	$472,336	$683,989
Ratio to average net assets of:
Expenses(c)	1.71	%(d)	1.70%	1.70	%(e)	1.70	%(e)	1.72%	1.64%
Net investment income	2.66	%(d)	1.24%	2.07	%(e)	1.49	%(e)	2.37%	2.93%
Portfolio turnover rate	3%	34%	4%	5%	9%	6%

See footnote summary on page 74.

62	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Advisor Class
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.88	$ 11.51	$ 10.64	$ 10.17	$ 12.07	$ 13.97

Income From Investment Operations
Net investment income(a)	.22	.24	.35	.26	.30	.49
Net realized and unrealized gain (loss) on investment transactions	.63	.45	.85	.48	(1.50)	(1.72)

Net increase (decrease) in net asset value from operations	.85	.69	1.20	.74	(1.20)	(1.23)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.30)	(.33)	(.27)	(.31)	(.52)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.39)	(.15)
Tax return of capital	– 0	–	(.02)	– 0	–	(.00	)(f)	– 0	–	– 0	–

Total dividends and distributions	(.14)	(.32)	(.33)	(.27)	(.70)	(.67)

Net asset value, end of period	$ 12.59	$ 11.88	$ 11.51	$ 10.64	$ 10.17	$ 12.07

Total Return
Total investment return based on net asset value(b)	7.19%	6.09%	11.24%	7.27%	(8.79)%	(9.19)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$99,963	$103,716	$103,772	$84,269	$85,434	$113,428
Ratio to average net assets of:
Expenses(c)	.70	%(d)	.70%	.69	%(e)	.69	%(e)	.71%	.63%
Net investment income	3.61	%(d)	2.12%	2.93	%(e)	2.45	%(e)	3.35%	3.74%
Portfolio turnover rate	3%	34%	4%	5%	9%	6%

See footnote summary on page 74.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	63

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class R
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.82	$ 11.44	$ 10.58	$ 10.12	$ 12.02	$ 13.91

Income From Investment Operations
Net investment income(a)	.19	.18	.25	.19	.23	.38
Net realized and unrealized gain (loss) on investment transactions	.62	.42	.87	.47	(1.49)	(1.69)

Net increase (decrease) in net asset value from operations	.81	.60	1.12	.66	(1.26)	(1.31)

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.20)	(.26)	(.20)	(.25)	(.43)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.39)	(.15)
Tax return of capital	– 0	–	(.02)	– 0	–	(.00	)(f)	– 0	–	– 0	–

Total dividends and distributions	(.12)	(.22)	(.26)	(.20)	(.64)	(.58)

Net asset value, end of period	$ 12.51	$ 11.82	$ 11.44	$ 10.58	$ 10.12	$ 12.02

Total Return
Total investment return based on net asset value(b)	6.86%	5.35%	10.55%	6.52%	(9.37)%	(9.75)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,669	$20,020	$34,602	$24,966	$22,659	$21,129
Ratio to average net assets of:
Expenses(c)	1.35	%(d)	1.35%	1.35	%(e)	1.35	%(e)	1.33%	1.31%
Net investment income	3.14	%(d)	1.56%	2.08	%(e)	1.80	%(e)	2.59%	2.99%
Portfolio turnover rate	3%	34%	4%	5%	9%	6%

See footnote summary on page 74.

64	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class K
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.83	$ 11.45	$ 10.60	$ 10.13	$ 12.03	$ 13.92

Income From Investment Operations
Net investment income(a)	.19	.23	.32	.22	.26	.47
Net realized and unrealized gain (loss) on investment transactions	.63	.43	.82	.49	(1.49)	(1.73)

Net increase (decrease) in net asset value from operations	.82	.66	1.14	.71	(1.23)	(1.26)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.26)	(.29)	(.24)	(.28)	(.48)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.39)	(.15)
Tax return of capital	– 0	–	(.02)	– 0	–	(.00	)(f)	– 0	–	– 0	–

Total dividends and distributions	(.13)	(.28)	(.29)	(.24)	(.67)	(.63)

Net asset value, end of period	$ 12.52	$ 11.83	$ 11.45	$ 10.60	$ 10.13	$ 12.03

Total Return
Total investment return based on net asset value(b)	6.95%	5.85%	10.74%	6.95%	(9.12)%	(9.45)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,147	$30,538	$26,355	$24,859	$16,961	$14,144
Ratio to average net assets of:
Expenses(c)	1.04	%(d)	1.02%	1.04	%(e)	1.03	%(e)	1.03%	.94%
Net investment income	3.24	%(d)	1.95%	2.72	%(e)	2.06	%(e)	2.83%	3.57%
Portfolio turnover rate	3%	34%	4%	5%	9%	6%

See footnote summary on page 74.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	65

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Balanced Wealth Strategy
Class I
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.85	$ 11.48	$ 10.62	$ 10.15	$ 12.04	$ 13.94

Income From Investment Operations
Net investment income(a)	.22	.27	.36	.26	.28	.52
Net realized and unrealized gain (loss) on investment transactions	.63	.42	.83	.48	(1.47)	(1.75)

Net increase (decrease) in net asset value from operations	.85	.69	1.19	.74	(1.19)	(1.23)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.30)	(.33)	(.27)	(.31)	(.52)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.39)	(.15)
Tax return of capital	– 0	–	(.02)	– 0	–	(.00	)(f)	– 0	–	– 0	–

Total dividends and distributions	(.14)	(.32)	(.33)	(.27)	(.70)	(.67)

Net asset value, end of period	$ 12.56	$ 11.85	$ 11.48	$ 10.62	$ 10.15	$ 12.04

Total Return
Total investment return based on net asset value(b)	7.20%	6.10%	11.14%	7.27%	(8.73)%	(9.21)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,514	$12,925	$21,796	$21,211	$31,728	$28,153
Ratio to average net assets of:
Expenses(c)	.71	%(d)	.70%	.71	%(e)	.69	%(e)	.71%	.63%
Net investment income	3.66	%(d)	2.34%	3.00	%(e)	2.49	%(e)	3.18%	3.94%
Portfolio turnover rate	3%	34%	4%	5%	9%	6%

See footnote summary on page 74.

66	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class A
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.34	$ 11.17	$ 10.66	$ 10.14	$ 11.09	$ 12.14

Income From Investment Operations
Net investment income(a)	.18	.23	.26	.20	.31	.46
Net realized and unrealized gain (loss) on investment transactions	.24	.20	.51	.53	(.71)	(.94)

Net increase (decrease) in net asset value from operations	.42	.43	.77	.73	(.40)	(.48)

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.26)	(.26)	(.21)	(.33)	(.47)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.22)	(.10)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(f)	– 0	–	– 0	–

Total dividends and distributions	(.05)	(.26)	(.26)	(.21)	(.55)	(.57)

Net asset value, end of period	$ 11.71	$ 11.34	$ 11.17	$ 10.66	$ 10.14	$ 11.09

Total Return
Total investment return based on net asset value(b)	3.69%	3.93%	7.23%	7.21%	(3.01)%	(4.15)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$238,806	$255,748	$292,825	$346,347	$354,786	$444,466
Ratio to average net assets of:
Expenses(c)	1.03	%(d)	1.02%	1.01	%(e)	1.00	%(e)	1.00%	.96%
Net investment income	3.07	%(d)	2.08%	2.34	%(e)	1.87	%(e)	3.35%	3.88%
Portfolio turnover rate	3%	21%	4%	5%	13%	5%

See footnote summary on page 74.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	67

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class B
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.29	$ 11.10	$ 10.60	$ 10.08	$ 11.03	$ 12.08

Income From Investment Operations
Net investment income(a)	.13	.16	.18	.12	.25	.37
Net realized and unrealized gain (loss) on investment transactions	.24	.19	.50	.53	(.72)	(.93)

Net increase (decrease) in net asset value from operations	.37	.35	.68	.65	(.47)	(.56)

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.16)	(.18)	(.13)	(.26)	(.39)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.22)	(.10)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(f)	– 0	–	– 0	–

Total dividends and distributions	(.02)	(.16)	(.18)	(.13)	(.48)	(.49)

Net asset value, end of period	$ 11.64	$ 11.29	$ 11.10	$ 10.60	$ 10.08	$ 11.03

Total Return
Total investment return based on net asset value(b)	3.31%	3.21%	6.43%	6.48%	(3.75)%	(4.85)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$66,005	$76,229	$101,883	$119,926	$138,128	$185,022
Ratio to average net assets of:
Expenses(c)	1.75	%(d)	1.75%	1.74	%(e)	1.72	%(e)	1.73%	1.68%
Net investment income	2.33	%(d)	1.42%	1.61	%(e)	1.17	%(e)	2.64%	3.17%
Portfolio turnover rate	3%	21%	4%	5%	13%	5%

See footnote summary on page 74.

68	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class C
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.29	$ 11.10	$ 10.60	$ 10.08	$ 11.02	$ 12.07

Income From Investment Operations
Net investment income(a)	.13	.15	.18	.12	.25	.38
Net realized and unrealized gain (loss) on investment transactions	.24	.21	.50	.53	(.71)	(.94)

Net increase (decrease) in net asset value from operations	.37	.36	.68	.65	(.46)	(.56)

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.17)	(.18)	(.13)	(.26)	(.39)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.22)	(.10)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(f)	– 0	–	– 0	–

Total dividends and distributions	(.02)	(.17)	(.18)	(.13)	(.48)	(.49)

Net asset value, end of period	$ 11.64	$ 11.29	$ 11.10	$ 10.60	$ 10.08	$ 11.02

Total Return
Total investment return based on net asset value(b)	3.31%	3.24%	6.43%	6.48%	(3.66)%	(4.85)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$113,842	$124,847	$148,245	$171,195	$183,559	$246,147
Ratio to average net assets of:
Expenses(c)	1.74	%(d)	1.73%	1.72	%(e)	1.71	%(e)	1.71%	1.67%
Net investment income	2.32	%(d)	1.39%	1.63	%(e)	1.17	%(e)	2.65%	3.23%
Portfolio turnover rate	3%	21%	4%	5%	13%	5%

See footnote summary on page 74.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	69

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Advisor Class
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.35	$ 11.19	$ 10.68	$ 10.15	$ 11.11	$ 12.16

Income From Investment Operations
Net investment income(a)	.19	.27	.29	.23	.32	.47
Net realized and unrealized gain (loss) on investment transactions	.25	.19	.51	.54	(.70)	(.91)

Net increase (decrease) in net asset value from operations	.44	.46	.80	.77	(.38)	(.44)

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.30)	(.29)	(.23)	(.36)	(.51)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.22)	(.10)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.06)	(.30)	(.29)	(.24)	(.58)	(.61)

Net asset value, end of period	$ 11.73	$ 11.35	$ 11.19	$ 10.68	$ 10.15	$ 11.11

Total Return
Total investment return based on net asset value(b)	3.87%	4.22%	7.52%	7.62%	(2.79)%	(3.86)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,377	$13,501	$17,706	$23,631	$29,458	$30,719
Ratio to average net assets of:
Expenses(c)	.73	%(d)	.72%	.71	%(e)	.70	%(e)	.70%	.66%
Net investment income	3.31	%(d)	2.40%	2.63	%(e)	2.15	%(e)	3.43%	4.02%
Portfolio turnover rate	3%	21%	4%	5%	13%	5%

See footnote summary on page 74.

70	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class R
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.37	$ 11.19	$ 10.67	$ 10.15	$ 11.11	$ 12.16

Income From Investment Operations
Net investment income(a)	.15	.22	.21	.16	.26	(g)	.41
Net realized and unrealized gain (loss) on investment transactions	.26	.16	.53	.53	(.70)	(.93)

Net increase (decrease) in net asset value from operations	.41	.38	.74	.69	(.44)	(.52)

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.20)	(.22)	(.17)	(.30)	(.43)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.22)	(.10)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(f)	– 0	–	– 0	–

Total dividends and distributions	(.04)	(.20)	(.22)	(.17)	(.52)	(.53)

Net asset value, end of period	$ 11.74	$ 11.37	$ 11.19	$ 10.67	$ 10.15	$ 11.11

Total Return
Total investment return based on net asset value(b)	3.58%	3.46%	6.93%	6.83%	(3.40)%	(4.52)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,048	$8,059	$15,068	$14,726	$12,756	$10,045
Ratio to average net assets of:
Expenses(c)	1.39	%(d)	1.39%	1.39	%(e)	1.37	%(e)	1.35%	1.34%
Net investment income	2.66	%(d)	1.94%	1.86	%(e)	1.49	%(e)	2.77	%(g)	3.53%
Portfolio turnover rate	3%	21%	4%	5%	13%	5%

See footnote summary on page 74.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	71

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class K
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.32	$ 11.16	$ 10.65	$ 10.13	$ 11.09	$ 12.13

Income From Investment Operations
Net investment income(a)	.17	.20	.23	.19	.27	.46
Net realized and unrealized gain (loss) on investment transactions	.25	.22	.53	.53	(.68)	(.93)

Net increase (decrease) in net asset value from operations	.42	.42	.76	.72	(.41)	(.47)

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.26)	(.25)	(.20)	(.33)	(.47)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.22)	(.10)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(f)	– 0	–	– 0	–

Total dividends and distributions	(.05)	(.26)	(.25)	(.20)	(.55)	(.57)

Net asset value, end of period	$ 11.69	$ 11.32	$ 11.16	$ 10.65	$ 10.13	$ 11.09

Total Return
Total investment return based on net asset value(b)	3.68%	3.82%	7.18%	7.16%	(3.05)%	(4.08)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,996	$9,039	$7,684	$5,447	$4,730	$1,793
Ratio to average net assets of:
Expenses(c)	1.08	%(d)	1.05%	1.08	%(e)	1.05	%(e)	1.05%	.96%
Net investment income	2.98	%(d)	1.82%	2.05	%(e)	1.80	%(e)	2.74%	3.94%
Portfolio turnover rate	3%	21%	4%	5%	13%	5%
See footnote summary on page 74.

72	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class I
Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.33	$ 11.17	$ 10.66	$ 10.14	$ 11.09	$ 12.14

Income From Investment Operations
Net investment income(a)	.19	.35	.28	.22	.34	.50
Net realized and unrealized gain (loss) on investment transactions	.25	.11	.52	.54	(.71)	(.94)

Net increase (decrease) in net asset value from operations	.44	.46	.80	.76	(.37)	(.44)

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.30)	(.29)	(.23)	(.36)	(.51)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.22)	(.10)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.06)	(.30)	(.29)	(.24)	(.58)	(.61)

Net asset value, end of period	$ 11.71	$ 11.33	$ 11.17	$ 10.66	$ 10.14	$ 11.09

Total Return
Total investment return based on net asset value(b)	3.87%	4.19%	7.49%	7.50%	(2.72)%	(3.86)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,079	$1,118	$2,868	$3,038	$2,728	$2,990
Ratio to average net assets of:
Expenses(c)	.75	%(d)	.73%	.74	%(e)	.73	%(e)	.72%	.64%
Net investment income	3.32	%(d)	3.04%	2.45	%(e)	2.12	%(e)	3.64%	4.22%
Portfolio turnover rate	3%	21%	4%	5%	13%	5%

See footnote summary on page 74.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	73

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of the Underlying Portfolios were as follows:

	Six Months Ended February 28, 2013 (unaudited)	Year Ended August 31,
		2012	2011	2010	2009	2008
Wealth Appreciation Strategy	.03%	.03%	.03%	.02%	.04%	.04%
Balanced Wealth Strategy	.03%	.03%	.03%	.03%	.04%	.04%
Conservative Wealth Strategy	.03%	.03%	.03%	.03%	.04%	.04%

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Amount is less than $.005.

(g)	Net of fees and expenses waived/reimbursed by the Adviser.

See notes to financial statements.

74	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

TRUSTEES

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Dokyoung Lee(2), Vice President Seth J. Masters(2), Vice President Christopher H. Nikolich(2), Vice President	Patrick J. Rudden(2), Vice President Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Lee, Masters, Nikolich and Rudden are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of each Strategy’s portfolio.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	75

Trustees

The information on pages 76-265 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. The Portfolio of Investments information has been derived from each fund’s February 28, 2013 audited financial statements which is available upon request.

U.S. VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,165.8

*	All data are as of February 28, 2013. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

76	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,162.7

*	All data are as of February 28, 2013. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	77

Portfolio Summary

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $980.6

*	All data are as of February 28, 2013. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.9% or less in the following countries: China, Czech Republic, Denmark, Mexico, Norway, Poland, Portugal, South Africa, Sweden, Taiwan and Thailand.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

78	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $977.4

*	All data are as of February 28, 2013. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.9% or less in the following countries: Argentina, Belgium, Cyprus, Finland, Indonesia, Italy, Luxembourg, South Africa and Sri Lanka.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	79

Portfolio Summary

SHORT DURATION BOND PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $945.8

*	All data are as of February 28, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

80	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,083.7

*	All data are as of February 28, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	81

Portfolio Summary

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,083.7

*	All data are as of February 28, 2013. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following countries: Brazil, China, India, Ireland, Israel, Italy, Kazakhstan, Malaysia, Mexico, New Zealand, Peru, Qatar, Russia, South Africa, South Korea, Spain, Supranational, Turkey and United Arab Emirates.

82	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $778.0

Total Investments ($mil): $1,089.3

INFLATION PROTECTION BREAKDOWN*

U.S. Inflation-Protected Exposure	97.3%
Non-U.S.	—
Non-Inflation Exposure	2.7%

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS*

Corporates – Investment Grades	20.4%
Asset-Backed Securities	9.8%
Commercial Mortgage-Backed Securities	6.1%
Mortgage Pass-Throughs	2.7%
Corporates – Non-Investment Grades	1.7%
Quasi-Sovereigns	1.1%
Agencies	1.1%
Governments – Sovereign Bonds	0.2%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES**

Inflation-Linked Securities	69.5%
Corporates – Investment Grades	14.2%
Asset-Backed Securities	7.0%
Commercial Mortgage-Backed Securities	4.4%
Mortgage Pass-Throughs	2.0%
Corporates – Non-Investment Grades	1.2%
Quasi-Sovereigns	0.8%
Agencies	0.8%
Governments – Sovereign Bonds	0.1%

*	All data are as of February 28, 2013. The Portfolio’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Portfolio’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

**	The Portfolio’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Portfolio (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Portfolio. The Portfolio uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Portfolio’s total investments will generally exceed its net assets.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	83

Portfolio Summary

HIGH-YIELD PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $385.4

*	All data are as of February 28, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

84	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $326.7

*	All data are as of February 28, 2013. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	85

Portfolio Summary

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $327.8

*	All data are as of February 28, 2013. The Portfolio’s sector breakdown is expressed as a percentage of total investments(excluding security lending collateral) and may vary over time.

*	Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

86	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,144.4

*	All data are as of February 28, 2013. The Portfolio’s portfolio type breakdown is expressed as an approximate percentage of the Portfolio’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

**	The Portfolio’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time . The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Austria, Belgium, Finland, Germany, India, Indonesia, Israel, Jersey (Channel Islands), Malaysia, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, South Africa, South Korea, Spain, Sweden, Switzerland, Turkey, Ukraine and United Arab Emirates.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	87

Portfolio Summary

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO SUMMARY

February 28, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,669.3

TEN LARGEST HOLDINGS** February 28, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
iShares MSCI Emerging Markets Index Fund	$208,548,744	12.5%
Apple, Inc.	11,414,604	0.7
Exxon Mobil Corp.	11,391,656	0.7
General Electric Co.	6,752,376	0.4
Chevron Corp.	6,337,815	0.4
International Business Machines Corp.	5,944,568	0.4
Google, Inc. – Class A	5,888,820	0.4
Johnson & Johnson	5,784,360	0.3
Procter & Gamble Co. (The)	5,782,062	0.3
Microsoft Corp.	5,776,840	0.3
	$273,621,845	16.4%

*	All data are as of February 28, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	Long-term investments.

88	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.9%
Financials – 25.0%
Capital Markets – 0.6%
State Street Corp.	122,700	$6,943,593

Commercial Banks – 8.5%
BB&T Corp.	416,200	12,635,832
CIT Group, Inc.(a)	466,200	19,515,132
Fifth Third Bancorp	143,200	2,268,288
KeyCorp	182,300	1,711,797
Regions Financial Corp.	403,000	3,082,950
SunTrust Banks, Inc.	84,800	2,339,632
US Bancorp	471,600	16,024,968
Wells Fargo & Co.	1,177,500	41,306,700

		98,885,299

Consumer Finance – 1.2%
Discover Financial Services	362,800	13,978,684

Diversified Financial Services – 7.9%
Bank of America Corp.	2,550,200	28,638,746
Citigroup, Inc.	868,300	36,442,551
JPMorgan Chase & Co.	559,800	27,385,416

		92,466,713

Insurance – 6.8%
Berkshire Hathaway, Inc.(a)	93,100	9,511,096
Chubb Corp. (The)	144,500	12,142,335
Everest Re Group Ltd.	80,600	10,043,566
Fidelity National Financial, Inc. – Class A	325,000	8,105,500
MetLife, Inc.	134,100	4,752,504
PartnerRe Ltd.	120,800	10,780,192
Reinsurance Group of America, Inc. – Class A	130,900	7,526,750
Torchmark Corp.	129,500	7,276,605
Travelers Cos., Inc. (The)	74,500	5,991,290
Validus Holdings Ltd.	101,800	3,627,134

		79,756,972

		292,031,261

Consumer Discretionary – 15.4%
Auto Components – 2.2%
Lear Corp.	240,900	12,868,878
Magna International, Inc. (New York) – Class A	58,100	3,092,082
TRW Automotive Holdings Corp.(a)	160,100	9,396,269

		25,357,229

Automobiles – 1.5%
Ford Motor Co.	1,421,100	17,920,071

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	89

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 0.8%
MGM Resorts International(a)	727,600	$9,087,724

Household Durables – 1.1%
PulteGroup, Inc.(a)	665,000	12,754,700

Media – 5.9%
Comcast Corp. – Class A	549,500	21,864,605
Gannett Co., Inc.	435,400	8,738,478
News Corp. – Class A	404,900	11,661,120
Time Warner Cable, Inc. – Class A	138,800	11,990,932
Viacom, Inc. – Class B	245,700	14,363,622

		68,618,757

Multiline Retail – 1.0%
Macy’s, Inc.	298,400	12,264,240

Specialty Retail – 2.9%
GameStop Corp. – Class A(b)	407,100	10,201,926
Home Depot, Inc. (The)	21,300	1,459,050
Lowe’s Cos., Inc.	246,600	9,407,790
TJX Cos., Inc.	284,900	12,811,953

		33,880,719

		179,883,440

Energy – 14.8%
Energy Equipment & Services – 2.6%
Diamond Offshore Drilling, Inc.(b)	142,200	9,908,496
Halliburton Co.	232,900	9,667,679
Helix Energy Solutions Group, Inc.(a)	233,900	5,475,599
Helmerich & Payne, Inc.	31,100	2,060,686
Nabors Industries Ltd.(a)	195,600	3,278,256

		30,390,716

Oil, Gas & Consumable Fuels – 12.2%
BP PLC (Sponsored ADR)	204,400	8,257,760
Chevron Corp.	268,500	31,454,775
Exxon Mobil Corp.	749,400	67,108,770
HollyFrontier Corp.	30,100	1,691,620
Marathon Petroleum Corp.	159,200	13,194,496
Royal Dutch Shell PLC (ADR)	127,300	8,357,245
Valero Energy Corp.	265,700	12,113,263

		142,177,929

		172,568,645

Health Care – 13.7%
Biotechnology – 0.5%
Vertex Pharmaceuticals, Inc.(a)	129,300	6,053,826

90	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 1.1%
Medtronic, Inc.	287,700	$12,934,992

Health Care Providers & Services – 3.0%
Aetna, Inc.	195,700	9,235,083
Health Net, Inc./CA(a)	230,800	5,940,792
WellPoint, Inc.	308,900	19,207,402

		34,383,277

Pharmaceuticals – 9.1%
AstraZeneca PLC (Sponsored ADR)	184,000	8,360,960
Johnson & Johnson	249,300	18,974,223
Merck & Co., Inc.	484,300	20,694,139
Pfizer, Inc.	1,812,400	49,605,388
Roche Holding AG (Sponsored ADR)	145,000	8,318,650

		105,953,360

		159,325,455

Consumer Staples – 8.0%
Beverages – 0.2%
Coca-Cola Enterprises, Inc.	43,900	1,570,742

Food & Staples Retailing – 2.5%
CVS Caremark Corp.	187,400	9,579,888
Kroger Co. (The)	660,600	19,296,126

		28,876,014

Food Products – 1.9%
Bunge Ltd.	67,500	5,002,425
Smithfield Foods, Inc.(a)	108,100	2,404,144
Tyson Foods, Inc. – Class A	661,100	14,987,137

		22,393,706

Household Products – 0.9%
Procter & Gamble Co. (The)	143,000	10,893,740

Tobacco – 2.5%
Altria Group, Inc.	475,100	15,939,605
Lorillard, Inc.	277,500	10,694,850
Philip Morris International, Inc.	27,700	2,541,475

		29,175,930

		92,910,132

Information Technology – 7.6%
Communications Equipment – 1.9%
Cisco Systems, Inc.	775,000	16,158,750
Harris Corp.	127,500	6,128,925

		22,287,675

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	91

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Computers & Peripherals – 2.3%
Hewlett-Packard Co.	1,309,650	$26,376,351

Semiconductors & Semiconductor Equipment – 2.1%
Applied Materials, Inc.	1,013,900	13,890,430
Micron Technology, Inc.(a)	1,294,100	10,857,499

		24,747,929

Software – 1.3%
CA, Inc.	47,600	1,165,724
Electronic Arts, Inc.(a)	220,000	3,856,600
Symantec Corp.(a)	418,000	9,797,920

		14,820,244

		88,232,199

Industrials – 6.4%
Aerospace & Defense – 0.3%
Northrop Grumman Corp.	47,900	3,146,072

Airlines – 0.8%
Delta Air Lines, Inc.(a)	656,400	9,366,828

Industrial Conglomerates – 3.8%
General Electric Co.	1,913,000	44,419,860

Machinery – 1.5%
Cummins, Inc.	50,300	5,828,261
Flowserve Corp.	19,300	3,097,650
Parker Hannifin Corp.	14,000	1,322,720
Timken Co.	135,300	7,349,496

		17,598,127

		74,530,887

Utilities – 3.6%
Electric Utilities – 2.5%
Edison International	168,400	8,088,252
Great Plains Energy, Inc.	340,100	7,424,383
NV Energy, Inc.	668,000	13,199,680

		28,712,315

Gas Utilities – 0.7%
Atmos Energy Corp.	223,400	8,527,178

Multi-Utilities – 0.4%
DTE Energy Co.	28,400	1,897,120
Sempra Energy	36,800	2,861,568

		4,758,688

		41,998,181

92	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 1.9%
Diversified Telecommunication Services – 1.9%
AT&T, Inc.	618,400	$22,206,744

Materials – 1.5%
Chemicals – 1.5%
CF Industries Holdings, Inc.	8,100	1,626,723
LyondellBasell Industries NV	276,100	16,184,982

		17,811,705

Total Common Stocks (cost $951,840,711)		1,141,498,649

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(c) (cost $4,025,699)	4,025,699	4,025,699

Total Investments Before Security Lending Collateral for Securities Loaned – 98.3% (cost $955,866,410)		1,145,524,348

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%
Investment Companies – 1.1%
AllianceBernstein Exchange Reserves – Class I, 0.10%(c) (cost $13,342,427)	13,342,427	13,342,427

Total Investments – 99.4% (cost $969,208,837)		1,158,866,775
Other assets less liabilities – 0.6%		6,934,585

Net Assets – 100.0%		$1,165,801,360

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	93

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 93.2%
Information Technology – 33.1%
Communications Equipment – 3.7%
F5 Networks, Inc.(a)	177,370	$16,749,049
QUALCOMM, Inc.	397,310	26,075,455

		42,824,504

Computers & Peripherals – 5.1%
Apple, Inc.	120,790	53,316,706
EMC Corp./MA(a)	266,737	6,137,618

		59,454,324

Electronic Equipment, Instruments & Components – 1.1%
Amphenol Corp. – Class A	64,310	4,557,007
Trimble Navigation Ltd.(a)	140,730	8,363,584

		12,920,591

Internet Software & Services – 9.1%
Akamai Technologies, Inc.(a)	215,430	7,962,293
eBay, Inc.(a)	520,763	28,475,321
Facebook, Inc.(a)	281,050	7,658,612
Google, Inc. – Class A(a)	53,255	42,667,906
LinkedIn Corp.(a)	115,360	19,401,245

		106,165,377

IT Services – 5.8%
Cognizant Technology Solutions Corp. – Class A(a)	577,080	44,302,432
Visa, Inc. – Class A	141,970	22,522,121

		66,824,553

Semiconductors & Semiconductor Equipment – 0.8%
Broadcom Corp. – Class A	210,196	7,169,786
Mellanox Technologies Ltd.(a)(b)	50,263	2,650,368

		9,820,154

Software – 7.5%
ANSYS, Inc.(a)	242,220	18,360,276
Citrix Systems, Inc.(a)	434,170	30,782,653
Intuit, Inc.	262,260	16,910,525
Red Hat, Inc.(a)	193,970	9,855,616
SolarWinds, Inc.(a)	84,822	4,789,050
TIBCO Software, Inc.(a)	286,857	6,153,082
		86,851,202

		384,860,705

Consumer Discretionary – 14.8%
Automobiles – 0.9%
Harley-Davidson, Inc.	197,097	10,373,215

94	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 2.7%
Chipotle Mexican Grill, Inc. – Class A(a)	25,210	$7,986,276
Starbucks Corp.	415,690	22,788,126

		30,774,402

Internet & Catalog Retail – 3.2%
Amazon.com, Inc.(a)	80,670	21,318,661
priceline.com, Inc.(a)	23,500	16,158,130

		37,476,791

Media – 4.4%
Comcast Corp. – Class A	580,040	23,079,792
Walt Disney Co. (The)	518,680	28,314,741

		51,394,533

Multiline Retail – 0.6%
Dollar General Corp.(a)	148,634	6,887,699

Specialty Retail – 1.6%
O’Reilly Automotive, Inc.(a)	100,190	10,193,330
Ulta Salon Cosmetics & Fragrance, Inc.	93,962	8,321,275

		18,514,605

Textiles, Apparel & Luxury Goods – 1.4%
Coach, Inc.	143,680	6,944,055
VF Corp.	59,770	9,638,510

		16,582,565

		172,003,810

Health Care – 14.7%
Biotechnology – 6.1%
Biogen Idec, Inc.(a)	243,087	40,435,092
Celgene Corp.(a)	193,350	19,949,853
Gilead Sciences, Inc.(a)	241,440	10,311,902

		70,696,847

Health Care Equipment & Supplies – 4.0%
IDEXX Laboratories, Inc.(a)	234,810	21,630,697
Intuitive Surgical, Inc.(a)	49,080	25,025,401

		46,656,098

Health Care Providers & Services – 2.3%
McKesson Corp.	89,060	9,451,938
UnitedHealth Group, Inc.	326,235	17,437,261

		26,889,199

Life Sciences Tools & Services – 0.6%
Illumina, Inc.(a)	132,700	6,652,251

Pharmaceuticals – 1.7%
Allergan, Inc./United States	189,820	20,580,284

		171,474,679

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	95

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 10.0%
Aerospace & Defense – 4.7%
Boeing Co. (The)	188,520	$14,497,188
Precision Castparts Corp.	214,300	39,986,237

		54,483,425

Commercial Services & Supplies – 0.6%
Stericycle, Inc.(a)	70,570	6,769,074

Electrical Equipment – 1.8%
AMETEK, Inc.	261,227	10,927,126
Roper Industries, Inc.	82,700	10,305,247

		21,232,373

Industrial Conglomerates – 2.0%
Danaher Corp.	373,559	23,011,234

Machinery – 0.9%
Flowserve Corp.	63,814	10,242,147

		115,738,253

Energy – 7.0%
Energy Equipment & Services – 4.2%
National Oilwell Varco, Inc.	137,420	9,362,425
Oceaneering International, Inc.	153,370	9,752,798
Schlumberger Ltd.	372,623	29,008,701

		48,123,924

Oil, Gas & Consumable Fuels – 2.8%
Concho Resources, Inc.(a)	49,030	4,410,739
EOG Resources, Inc.	92,631	11,644,643
Noble Energy, Inc.	150,587	16,689,557

		32,744,939

		80,868,863

Consumer Staples – 5.9%
Food Products – 1.7%
Hershey Co. (The)	234,510	19,544,063

Personal Products – 1.4%
Estee Lauder Cos., Inc. (The) – Class A	254,820	16,333,962

Tobacco – 2.8%
Philip Morris International, Inc.	362,165	33,228,639

		69,106,664

Financials – 5.9%
Capital Markets – 2.5%
Affiliated Managers Group, Inc.(a)	126,900	18,556,587
BlackRock, Inc. – Class A	43,900	10,525,025

		29,081,612

96	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 3.4%
IntercontinentalExchange, Inc.(a)	256,011	$39,635,623

		68,717,235

Materials – 1.8%
Chemicals – 1.8%
Monsanto Co.	206,445	20,857,138

Total Common Stocks (cost $848,904,887)		1,083,627,347

SHORT-TERM INVESTMENTS – 6.1%
Investment Companies – 6.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(c) (cost $70,261,258)	70,261,258	70,261,258

Total Investments Before Security Lending Collateral for Securities Loaned – 99.3% (cost $919,166,145)		1,153,888,605

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
Investment Companies – 0.2%
AllianceBernstein Exchange Reserves – Class I, 0.10%(c) (cost $2,651,373)	2,651,373	2,651,373

Total Investments – 99.5% (cost $921,817,518)		1,156,539,978
Other assets less liabilities – 0.5%		6,165,933

Net Assets – 100.0%		$1,162,705,911

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	97

U.S. Large Cap Growth Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.4%
Financials – 23.9%
Capital Markets – 3.3%
Credit Suisse Group AG(a)	380,170	$10,134,476
Deutsche Bank AG (REG)	174,500	7,966,727
Macquarie Group Ltd.	364,210	13,991,839

		32,093,042

Commercial Banks – 14.1%
Banco do Brasil SA	938,300	12,486,017
Banco Santander Brasil SA/Brazil (ADR)	315,700	2,307,767
Bank of Montreal	126,890	7,900,710
Barclays PLC	1,455,330	6,752,609
HSBC Holdings PLC	1,196,790	13,255,244
KB Financial Group, Inc.	421,052	15,244,999
Komercni Banka AS	12,440	2,528,501
Lloyds Banking Group PLC(a)	9,141,360	7,514,239
Mitsubishi UFJ Financial Group, Inc.	2,577,200	14,283,939
National Australia Bank Ltd.	518,110	15,944,805
Sberbank of Russia (Sponsored ADR)	700,310	9,657,275
Societe Generale SA(a)	383,634	14,623,578
Sumitomo Mitsui Financial Group, Inc.	271,600	10,839,300
Unione di Banche Italiane SCPA	1,013,562	4,610,391

		137,949,374

Diversified Financial Services – 1.9%
ING Groep NV(a)	1,440,230	11,530,215
ORIX Corp.	64,760	7,215,266

		18,745,481

Insurance – 2.8%
Aegon NV	1,058,061	6,298,266
Allianz SE	30,040	4,095,535
Aviva PLC	982,260	5,286,691
Muenchener Rueckversicherungs AG	27,300	4,897,022
Suncorp Group Ltd.	620,780	7,120,971

		27,698,485

Real Estate Investment Trusts (REITs) – 0.7%
Stockland	1,885,742	7,242,858

Real Estate Management & Development – 1.1%
Evergrande Real Estate Group Ltd.(b)	13,182,000	6,436,630
New World Development Co., Ltd.	2,357,836	4,308,894

		10,745,524

		234,474,764

98	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 14.6%
Auto Components – 3.8%
Cie Generale des Etablissements Michelin – Class B	92,902	$8,274,739
GKN PLC	1,850,540	7,631,808
Magna International, Inc. (Toronto) – Class A(b)	154,250	8,204,230
NGK Spark Plug Co., Ltd.	209,000	3,174,296
Valeo SA	173,830	9,805,179

		37,090,252

Automobiles – 5.9%
Bayerische Motoren Werke AG	67,710	6,225,318
Honda Motor Co., Ltd.	284,000	10,621,196
Kia Motors Corp.	49,140	2,521,796
Mazda Motor Corp.(a)	3,447,000	10,393,867
Nissan Motor Co., Ltd.	1,053,700	10,675,368
Renault SA	102,630	6,482,730
Volkswagen AG (Preference Shares)	48,930	10,642,865

		57,563,140

Distributors – 0.4%
Imperial Holdings Ltd.	162,480	3,725,152

Hotels, Restaurants & Leisure – 0.5%
Melco Crown Entertainment Ltd. (ADR)(a)	284,140	5,458,329

Household Durables – 0.5%
Sony Corp.	377,000	5,498,755

Leisure Equipment & Products – 0.3%
Namco Bandai Holdings, Inc.	197,500	3,141,052

Media – 0.5%
Fairfax Media Ltd.(b)	3,170,950	1,854,008
Informa PLC	418,700	3,176,715

		5,030,723

Multiline Retail – 0.3%
Myer Holdings Ltd.(b)	1,011,198	2,874,581

Specialty Retail – 2.0%
Mr. Price Group Ltd.	449,700	5,767,609
Shimamura Co., Ltd.	35,100	3,584,967
Yamada Denki Co., Ltd.(b)	275,780	10,007,249

		19,359,825

Textiles, Apparel & Luxury Goods – 0.4%
Yue Yuen Industrial Holdings Ltd.	1,049,000	3,544,066

		143,285,875

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	99

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 11.2%
Energy Equipment & Services – 1.3%
Seadrill Ltd.	345,280	$12,590,779

Oil, Gas & Consumable Fuels – 9.9%
Banpu PCL	180,050	2,366,371
BP PLC	2,832,080	18,990,589
Cameco Corp.	222,800	4,753,067
China Petroleum & Chemical Corp. – Class H	7,110,000	8,073,255
ENI SpA	664,050	15,113,623
Gazprom OAO (Sponsored ADR)	1,035,890	9,198,703
JX Holdings, Inc.	262,300	1,598,530
LUKOIL OAO (London) (Sponsored ADR)	110,230	7,109,835
Petroleo Brasileiro SA (Sponsored ADR)	885,130	14,808,225
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	453,682	14,900,993

		96,913,191

		109,503,970

Materials – 10.4%
Chemicals – 3.0%
Agrium, Inc. (Toronto)	47,771	4,946,876
Arkema SA	32,060	3,250,361
DIC Corp.	1,557,000	3,118,491
Koninklijke DSM NV	168,799	9,858,917
OCI Co., Ltd.(b)	28,970	4,619,234
Teijin Ltd.	1,473,000	3,414,969

		29,208,848

Construction Materials – 0.2%
China Shanshui Cement Group Ltd.	3,239,000	2,317,977

Metals & Mining – 7.2%
Anglo American PLC	313,870	9,094,933
Dowa Holdings Co., Ltd.	274,000	2,015,011
Goldcorp, Inc.	129,860	4,238,630
KGHM Polska Miedz SA	184,720	10,473,256
Kinross Gold Corp.	686,250	5,223,818
MMC Norilsk Nickel OJSC (ADR)	751,630	13,303,851
Rio Tinto PLC	205,700	10,999,260
Vale SA (Sponsored ADR) (Local Preference Shares)	805,730	14,801,260

		70,150,019

		101,676,844

Industrials – 8.7%
Aerospace & Defense – 2.9%
European Aeronautic Defence and Space Co. NV	252,508	12,871,752
Saab AB	206,600	4,532,624

100	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Safran SA	235,059	$10,742,299

		28,146,675

Airlines – 1.3%
Japan Airlines Co., Ltd.(a)	147,600	7,002,419
Qantas Airways Ltd.(a)	3,251,798	5,440,487

		12,442,906

Building Products – 0.9%
Asahi Glass Co., Ltd.	1,331,000	9,021,702

Commercial Services & Supplies – 0.3%
Downer EDI Ltd.(a)	486,658	2,735,087

Electrical Equipment – 1.3%
Sumitomo Electric Industries Ltd.	1,135,900	13,224,057

Industrial Conglomerates – 0.8%
Jardine Matheson Holdings Ltd.	82,000	5,191,939
Jardine Strategic Holdings Ltd.	64,500	2,474,645

		7,666,584

Machinery – 0.2%
IHI Corp.	573,000	1,606,963

Road & Rail – 0.4%
Tokyu Corp.	718,000	4,299,535

Trading Companies & Distributors – 0.6%
Mitsubishi Corp.	326,500	6,468,157

		85,611,666

Health Care – 7.6%
Biotechnology – 1.1%
Actelion Ltd.(a)	204,670	10,534,141

Pharmaceuticals – 6.5%
AstraZeneca PLC	286,070	12,971,880
GlaxoSmithKline PLC	750,780	16,544,743
Novartis AG	135,180	9,154,131
Roche Holding AG	109,290	25,006,445

		63,677,199

		74,211,340

Information Technology – 7.1%
Computers & Peripherals – 1.4%
Fujitsu Ltd.	2,052,000	9,425,092
Wistron Corp.	3,809,400	4,266,418

		13,691,510

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	101

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 2.0%
Hon Hai Precision Industry Co., Ltd.	1,705,000	$4,756,955
LG Display Co., Ltd.(a)	511,980	14,328,233

		19,085,188

Semiconductors & Semiconductor Equipment – 3.4%
Advanced Semiconductor Engineering, Inc.	8,931,579	7,500,168
Samsung Electronics Co., Ltd.	3,420	4,844,017
SK Hynix, Inc.(a)	414,340	10,083,539
Sumco Corp.(a)	487,800	4,877,809
Tokyo Electron Ltd.	129,400	6,005,896

		33,311,429

Software – 0.3%
Nintendo Co., Ltd.	32,000	3,095,611

		69,183,738

Consumer Staples – 6.6%
Beverages – 0.8%
Asahi Group Holdings Ltd.	301,500	7,612,209

Food & Staples Retailing – 2.0%
George Weston Ltd.	27,430	1,982,940
Koninklijke Ahold NV	771,330	11,068,508
WM Morrison Supermarkets PLC	1,696,480	6,670,165

		19,721,613

Tobacco – 3.8%
British American Tobacco PLC	196,200	10,206,985
Imperial Tobacco Group PLC	315,820	11,432,315
Japan Tobacco, Inc.	433,100	13,674,727
KT&G Corp.	31,590	2,252,209

		37,566,236

		64,900,058

Telecommunication Services – 5.2%
Diversified Telecommunication Services – 2.9%
Nippon Telegraph & Telephone Corp.	421,800	19,273,163
TDC A/S	355,950	2,677,498
Vivendi SA	320,067	6,713,883

		28,664,544

Wireless Telecommunication Services – 2.3%
America Movil SAB de CV Series L (ADR)	289,640	6,050,579
China Mobile Ltd.	214,500	2,355,398
Vodafone Group PLC	5,666,607	14,212,956

		22,618,933

		51,283,477

102	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 2.1%
Electric Utilities – 1.4%
EDP – Energias de Portugal SA	2,499,930	$7,476,986
Electricite de France SA	361,110	6,813,736

		14,290,722

Multi-Utilities – 0.7%
National Grid PLC	599,710	6,625,762

		20,916,484

Total Common Stocks (cost $885,588,934)		955,048,216

SHORT-TERM INVESTMENTS – 3.2%
Investment Companies – 3.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(c) (cost $31,678,901)	31,678,901	31,678,901

Total Investments Before Security Lending Collateral for Securities Loaned – 100.6% (cost $917,267,835)		986,727,117

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.8%
Investment Companies – 2.8%
AllianceBernstein Exchange Reserves – Class I, 0.10%(c) (cost $27,331,840)	27,331,840	27,331,840

Total Investments – 103.4% (cost $944,599,675)		1,014,058,957
Other assets less liabilities – (3.4)%		(33,413,834)

Net Assets – 100.0%		$980,645,123

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX50 Index Futures	277	March 2013	$9,606,246	$9,529,140	$(77,106)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	103

International Value Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	GBP	18,101	USD	28,981	5/15/13	$1,531,200
Barclays Bank PLC Wholesale	JPY	11,384,316	USD	122,149	5/15/13	(733,559)
Barclays Bank PLC Wholesale	USD	25,008	CHF	23,336	5/15/13	(90,077)
Barclays Bank PLC Wholesale	USD	42,938	NOK	238,052	5/15/13	(1,585,007)
BNP Paribas SA	USD	44,923	JPY	4,197,606	5/15/13	385,642
Citibank, NA	AUD	5,295	USD	5,400	5/15/13	20,476
Citibank, NA	GBP	35,690	USD	56,011	5/15/13	1,887,359
Citibank, NA	USD	19,550	AUD	19,064	5/15/13	(183,014)
Credit Suisse International	USD	50,697	SEK	326,157	5/15/13	(345,359)
Deutsche Bank AG London	NOK	158,082	USD	27,512	5/15/13	50,731
Deutsche Bank AG London	NZD	13,288	USD	11,103	5/15/13	169,828
Goldman Sachs Capital Markets LP	AUD	24,033	USD	24,690	5/15/13	274,072
Goldman Sachs Capital Markets LP	CHF	31,758	USD	34,684	5/15/13	773,701
Goldman Sachs Capital Markets LP	JPY	1,786,495	USD	19,932	5/15/13	648,266
Goldman Sachs Capital Markets LP	USD	41,842	GBP	27,590	5/15/13	(2,125)
Goldman Sachs Capital Markets LP	USD	27,307	JPY	2,520,909	5/15/13	(96,502)
HSBC Bank USA	CAD	33,171	USD	33,199	5/15/13	1,086,053
HSBC Bank USA	HKD	26,928	USD	3,473	5/15/13	92
HSBC Bank USA	USD	38,899	NZD	46,866	5/15/13	(337,931)
Morgan Stanley and Co., Inc.	EUR	49,570	USD	64,876	5/15/13	124,783
Morgan Stanley and Co., Inc.	USD	2,768	CHF	2,541	5/15/13	(54,593)
Royal Bank of Scotland PLC	USD	12,544	CAD	12,917	5/15/13	(38,684)
Royal Bank of Scotland PLC	USD	43,431	EUR	32,513	5/15/13	(961,094)
UBS AG	CAD	2,912	USD	2,948	5/15/13	129,009
UBS AG	USD	10,721	AUD	10,264	5/15/13	(293,396)
UBS AG	USD	44,379	EUR	33,122	5/15/13	(1,112,711)
Westpac Banking Corp.	NZD	20,857	USD	17,236	5/15/13	74,743

						$1,321,903

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
SEK	– Swedish Krona
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
OJSC	– Open Joint Stock Company
REG	– Registered Shares

See notes to financial statements.

104	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.8%
Financials – 28.2%
Capital Markets – 3.3%
UBS AG(a)	2,005,393	$31,685,815

Commercial Banks – 4.9%
HDFC Bank Ltd.	630,130	7,324,122
HSBC Holdings PLC	2,194,150	24,301,669
Sberbank of Russia (Sponsored ADR)	1,173,826	16,187,061

		47,812,852

Consumer Finance – 1.8%
Muthoot Finance Ltd.	508,417	1,953,114
Shriram Transport Finance Co., Ltd.	1,255,510	15,709,743

		17,662,857

Diversified Financial Services – 2.1%
BM&FBovespa SA	708,000	4,796,545
IG Group Holdings PLC	2,122,220	15,848,045

		20,644,590

Insurance – 10.0%
Admiral Group PLC	1,178,441	22,308,644
AIA Group Ltd.	6,196,600	26,957,101
Lancashire Holdings Ltd.	1,416,922	19,513,228
Prudential PLC	1,948,480	28,920,802

		97,699,775

Real Estate Management & Development – 4.6%
Global Logistic Properties Ltd.	6,216,000	12,748,738
Hang Lung Properties Ltd.	6,838,000	26,371,807
Mitsubishi Estate Co., Ltd.	239,000	5,958,075

		45,078,620

Thrifts & Mortgage Finance – 1.5%
Housing Development Finance Corp.	1,066,230	15,018,510

		275,603,019

Consumer Discretionary – 19.0%
Auto Components – 0.5%
Nokian Renkaat OYJ	103,930	4,707,129

Automobiles – 2.0%
Toyota Motor Corp.	384,900	19,768,288

Distributors – 2.1%
Li & Fung Ltd.	14,934,000	19,970,501

Diversified Consumer Services – 2.8%
Anhanguera Educacional Participacoes SA	643,800	13,335,253
Estacio Participacoes SA	583,800	14,304,486

		27,639,739

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	105

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 4.6%
Ajisen China Holdings Ltd.(b)	8,133,800	$5,868,278
Sands China Ltd.	4,124,800	19,536,325
Sodexo	188,286	17,418,217
Whitbread PLC	62,230	2,375,178

		45,197,998

Household Durables – 1.0%
MRV Engenharia e Participacoes SA	1,546,900	9,925,043

Media – 0.5%
Naspers Ltd.	78,930	5,096,767

Multiline Retail – 0.8%
Don Quijote Co., Ltd.	39,000	1,537,154
Golden Eagle Retail Group Ltd.(b)	3,113,000	6,374,127

		7,911,281

Specialty Retail – 2.8%
Belle International Holdings Ltd.	6,821,000	12,494,183
Indomobil Sukses Internasional TBK PT	3,242,000	1,808,591
L’Occitane International SA	2,223,250	6,674,311
Nitori Holdings Co., Ltd.	83,750	6,236,334

		27,213,419

Textiles, Apparel & Luxury Goods – 1.9%
Burberry Group PLC	156,470	3,258,195
Cie Financiere Richemont SA	147,620	11,840,435
LVMH Moet Hennessy Louis Vuitton SA	15,480	2,656,397
Samsonite International SA	372,800	880,202

		18,635,229

		186,065,394

Industrials – 16.1%
Commercial Services & Supplies – 0.9%
Aggreko PLC	141,540	3,628,250
Edenred	142,641	4,927,508

		8,555,758

Construction & Engineering – 1.3%
Larsen & Toubro Ltd.	424,138	10,664,361
Samsung Engineering Co., Ltd.	14,500	2,054,057

		12,718,418

Machinery – 1.8%
FANUC Corp.	63,700	9,822,403
Komatsu Ltd.	297,600	7,494,244

		17,316,647

Professional Services – 11.5%
Bureau Veritas SA	192,250	24,755,890
Capita PLC	2,862,727	35,689,217

106	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Intertek Group PLC	758,989	$38,354,826
Qualicorp SA(a)	257,000	2,873,300
SGS SA	4,369	11,080,263

		112,753,496

Road & Rail – 0.6%
Globaltrans Investment PLC (Sponsored GDR)(c)	391,070	6,253,209

		157,597,528

Consumer Staples – 14.9%
Beverages – 0.8%
Anheuser-Busch InBev NV	87,950	8,242,217

Food & Staples Retailing – 4.2%
Jeronimo Martins SGPS SA	850,650	16,954,718
Olam International Ltd.	16,044,370	21,432,138
Tsuruha Holdings, Inc.	31,100	2,694,481

		41,081,337

Food Products – 1.0%
Unilever PLC	246,363	9,811,048

Household Products – 2.4%
Henkel AG & Co. KGaA	174,443	12,888,053
Reckitt Benckiser Group PLC	152,693	10,239,429

		23,127,482

Tobacco – 6.5%
British American Tobacco PLC	775,024	40,319,359
Japan Tobacco, Inc.	729,200	23,023,807

		63,343,166

		145,605,250

Information Technology – 9.7%
Internet Software & Services – 3.4%
Baidu, Inc. (Sponsored ADR)(a)	205,363	18,638,746
MercadoLibre, Inc.(b)	28,920	2,475,841
Telecity Group PLC	663,809	9,394,390
Tencent Holdings Ltd.	69,700	2,401,847

		32,910,824

IT Services – 2.0%
Tata Consultancy Services Ltd.	703,408	19,661,783

Semiconductors & Semiconductor Equipment – 3.8%
Samsung Electronics Co., Ltd. (Preference Shares)	46,743	37,795,117

Software – 0.5%
SAP AG	59,690	4,661,207

		95,028,931

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	107

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 3.6%
Chemicals – 1.2%
Filtrona PLC	1,242,017	$12,005,521

Construction Materials – 0.6%
Semen Indonesia Persero Tbk PT	2,896,500	5,196,584

Metals & Mining – 1.8%
BHP Billiton PLC	562,940	17,764,053

		34,966,158

Energy – 3.2%
Energy Equipment & Services – 1.7%
AMEC PLC	277,821	4,387,158
Saipem SpA	101,460	2,709,091
Technip SA	88,990	9,616,002

		16,712,251

Oil, Gas & Consumable Fuels – 1.5%
Afren PLC(a)	1,974,044	4,245,341
NovaTek OAO (Sponsored GDR)(c)	86,620	10,037,597

		14,282,938

		30,995,189

Health Care – 2.1%
Health Care Providers & Services – 0.3%
Odontoprev SA	490,900	2,271,720

Life Sciences Tools & Services – 0.7%
Eurofins Scientific	35,756	7,078,654

Pharmaceuticals – 1.1%
Lupin Ltd.	248,500	2,680,306
Roche Holding AG	11,130	2,546,635
Sun Pharmaceutical Industries Ltd.	382,140	5,596,659

		10,823,600

		20,173,974

Utilities – 1.0%
Independent Power Producers & Energy Traders – 1.0%
APR Energy PLC	874,781	9,396,116

Total Common Stocks (cost $867,666,990)		955,431,559

108	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 0.5%
Industrial – 0.5%
Consumer Non-Cyclical – 0.5%
Olam International Ltd. 6.75%, 1/29/18(c) (cost $4,963,335)	$5,221	$4,978,248

	Shares
WARRANTS – 0.3%
Industrials – 0.2%
Industrial Conglomerates – 0.2%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	1,414,604	2,595,232

Consumer Staples – 0.1%
Food & Staples Retailing – 0.1%
Olam International Ltd., expiring 1/29/18(a)	2,702,057	797,107

Total Warrants (cost $2,320,593)		3,392,339

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(d) (cost $4,991,776)	4,991,776	4,991,776

Total Investments Before Security Lending Collateral for Securities Loaned – 99.1% (cost $879,942,694)		968,793,922

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%
Investment Companies – 1.1%
AllianceBernstein Exchange Reserves – Class I, 0.10%(d) (cost $10,882,706)	10,882,706	10,882,706

Total Investments – 100.2% (cost $890,825,400)		979,676,628
Other assets less liabilities – (0.2)%		(2,267,551)

Net Assets – 100.0%		$977,409,077

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	109

International Growth Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	21,824	USD	28,255	3/15/13	$(239,767)
Barclays Bank PLC Wholesale	GBP	61,537	USD	98,965	3/15/13	5,616,306
Barclays Bank PLC Wholesale	HKD	399,738	USD	51,583	3/15/13	38,769
Barclays Bank PLC Wholesale	USD	6,412	NOK	36,863	3/15/13	6,951
BNP Paribas SA	BRL	15,193	USD	7,691	3/04/13	15,542
BNP Paribas SA	USD	7,410	BRL	15,193	3/04/13	265,062
BNP Paribas SA	JPY	1,951,256	USD	21,899	3/15/13	845,786
Citibank, NA	USD	6,792	CAD	6,744	3/15/13	(254,094)
Citibank, NA	USD	21,714	SEK	139,715	6/13/13	(157,891)
Deutsche Bank AG London	USD	20,073	SGD	24,510	3/15/13	(280,958)
Goldman Sachs Capital Markets LP	BRL	15,193	USD	7,080	3/04/13	(595,875)
Goldman Sachs Capital Markets LP	USD	7,691	BRL	15,193	3/04/13	(15,542)
Goldman Sachs Capital Markets LP	HKD	59,758	USD	7,711	3/15/13	5,333
Goldman Sachs Capital Markets LP	JPY	362,840	USD	4,402	3/15/13	487,291
HSBC BankUSA	USD	10,376	HKD	80,411	3/15/13	(7,109)
Royal Bank of Canada	USD	71,307	CAD	70,605	3/15/13	(2,862,339)
Royal Bank of Scotland PLC	JPY	980,117	USD	11,914	3/15/13	1,339,273
Royal Bank of Scotland PLC	GBP	4,944	USD	7,810	6/13/13	313,435
Standard Chartered Bank	USD	8,943	HKD	69,349	3/15/13	(956)
Standard Chartered Bank	USD	6,299	SGD	7,795	6/13/13	(4,463)
State Street Bank & Trust Co.	EUR	5,205	USD	6,964	3/15/13	168,265
State Street Bank & Trust Co.	USD	12,583	AUD	12,294	6/13/13	(119,904)
UBS AG	USD	36,056	EUR	27,029	3/15/13	(765,126)
Westpac Banking Corp.	USD	48,843	AUD	46,665	3/15/13	(1,216,610)

						$2,581,379

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2013, the aggregate market value of these securities amounted to $21,269,054 or 2.2% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

110	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 29.7%
Agency ARMs – 13.0%
Federal Home Loan Mortgage Corp. 2.02%, 8/01/42(a)	U.S.$	9,053	$9,393,009
2.484%, 7/01/42(a)		11,552	11,960,926
3.023%, 6/01/37(a)		8,712	9,339,840
Series 2005 2.887%, 5/01/35(a)		2,892	3,087,503
Federal National Mortgage Association 2.127%, 8/01/42(a)		7,515	7,796,135
2.252%, 8/01/42(a)		6,157	6,403,896
2.381%, 6/01/42(a)		5,446	5,668,010
2.414%, 1/01/36(a)		1,524	1,627,083
2.441%, 5/01/42(a)		8,912	9,280,258
2.503%, 6/01/42(b)		8,976	9,351,156
2.666%, 8/01/42(a)		11,647	12,188,510
2.67%, 8/01/42(a)		11,111	11,627,770
2.733%, 6/01/42(a)		12,659	13,253,797
Series 2003 2.81%, 12/01/33(a)		747	799,041
Series 2005 2.356%, 2/01/35(b)		3,823	4,088,516
3.083%, 10/01/35(a)		2,369	2,527,129
Series 2006 3.082%, 7/01/36(a)		1,768	1,886,239
Series 2007 1.934%, 1/01/37(b)		1,005	1,056,371
Series 2009 2.772%, 7/01/38(a)		1,643	1,762,039

			123,097,228

Agency Fixed Rate 15-Year – 12.7%
Federal Home Loan Mortgage Corp. Gold 3.50%, 7/01/27		8,247	8,797,249
4.50%, 6/01/25		6,354	6,770,074
5.00%, 7/01/25		2,907	3,111,423
Series 2011 3.50%, 6/01/26		8,407	8,890,948
Federal National Mortgage Association 3.00%, TBA		14,055	14,792,888
3.50%, 3/01/26-1/01/27		42,188	44,855,901
Series 1998 6.00%, 10/01/13-12/01/13		1	1,010
Series 2001 6.00%, 11/01/16		44	46,778
Series 2002 6.00%, 12/01/17		44	47,873

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	111

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2005 6.00%, 6/01/17-6/01/20	U.S.$	67	$69,174
Series 2006 6.00%, 5/01/21-1/01/22		1,516	1,660,405
Series 2007 6.00%, 2/01/22		408	450,720
Series 2010 3.00%, 1/01/26		16,107	17,159,308
Series 2012 3.00%, 8/01/27		12,652	13,395,505

			120,049,256

Agency Fixed Rate 30-Year – 4.0%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 7/01/37-9/01/37		1,075	1,176,595
Series 2009 5.50%, 10/01/39		4,101	4,458,958
Federal National Mortgage Association 5.50%, TBA		8,409	9,161,868
4.50%, 8/01/39-4/01/41		7,328	8,064,458
6.00%, 2/01/37-10/01/38		11,791	12,951,756
Series 2010 6.00%, 4/01/40		1,577	1,730,409

			37,544,044

Total Mortgage Pass-Throughs (cost $279,040,984)			280,690,528

GOVERNMENTS - TREASURIES – 24.5%
United States – 24.5%
U.S. Treasury Notes 0.25%, 2/28/14-2/15/15		180,785	180,865,815
0.625%, 4/30/13		33,270	33,298,579
0.75%, 10/31/17		5,715	5,728,842
1.00%, 10/31/16		11,337	11,549,569

Total Governments - Treasuries (cost $231,131,604)			231,442,805

ASSET-BACKED SECURITIES – 14.8%
Autos - Fixed Rate – 7.0%
Ally Auto Receivables Trust Series 2010-1, Class B 3.29%, 3/15/15(c)		5,740	5,871,027
Series 2012-A, Class C 2.40%, 11/15/17(c)		2,415	2,505,541

112	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18	U.S.$	945	$944,794
AmeriCredit Automobile Receivables Trust Series 2012-2, Class A3 1.05%, 10/11/16		3,560	3,586,365
Series 2013-1, Class A2 0.49%, 6/08/16		2,075	2,075,848
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)		1,730	1,768,105
Bank of America Auto Trust Series 2009-2A, Class A4 3.03%, 10/15/16(c)		1,071	1,073,564
Series 2012-1, Class A4 1.03%, 12/15/16		1,650	1,665,898
Series 2012-1, Class C 2.09%, 7/17/17		2,960	3,043,072
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		1,785	1,784,481
CarMax Auto Owner Trust Series 2012-3, Class A2 0.43%, 9/15/15		1,870	1,870,224
Ford Auto Securitization Trust Series 2013-R1A, Class A1 1.485%, 12/15/14(c)	CAD	2,111	2,046,657
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	U.S.$	2,626	2,627,517
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		5,265	5,280,206
Series 2013-1, Class A1 0.85%, 1/15/18		2,222	2,220,831
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(c)		3,405	3,404,017
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.86%, 6/15/16(c)		2,509	2,508,748
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(c)		698	698,141
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16		6,740	6,746,874

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	113

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(c)	U.S.$	2,534	$2,536,795
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		2,873	2,877,947
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		1,761	1,764,100
Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14		1,020	1,021,488
Porsche Innovative Lease Owner Trust Series 2011-1, Class A2 0.92%, 2/20/14(c)		403	403,389
Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15		1,870	1,870,152
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		1,550	1,551,312
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15		2,852	2,870,929

			66,618,022

Credit Cards - Fixed Rate – 3.3%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		4,975	4,994,908
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		3,310	3,308,540
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		4,015	4,503,280
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, 8/15/17		1,322	1,331,115
Series 2012-A3, Class A3 0.86%, 11/15/17		1,621	1,631,285
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		2,715	2,713,662

114	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GE Capital Credit Card Master Note Trust Series 2012-1, Class A
1.03%, 1/15/18	U.S.$	5,170	$5,222,781
Series 2012-6, Class A 1.36%, 8/17/20		2,510	2,540,604
Series 2012-7, Class A 1.76%, 9/15/22		2,170	2,158,077
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,540	1,568,341
Series 2013-A, Class A 1.61%, 12/15/21		950	949,986

			30,922,579

Credit Cards - Floating Rate – 2.0%
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.261%, 7/15/16(b)		6,000	5,998,536
Discover Card Master Trust Series 2010-A1, Class A1 0.851%, 9/15/15(b)		7,206	7,207,592
Gracechurch Card Funding PLC Series 2012-1A, Class A2 0.921%, 2/15/17(b)(c)	EUR	2,140	2,827,235
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.772%, 3/18/14(b)(c)	U.S.$	2,796	2,803,904

			18,837,267

Autos - Floating Rate – 1.6%
Ally Master Owner Trust Series 2011-4, Class A1 1.001%, 9/15/16(b)		4,590	4,622,213
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.601%, 9/15/17(b)(c)		3,598	3,593,112
Ford Credit Floorplan Master Owner Trust Series 2010-3, Class A2 1.901%, 2/15/17(b)(c)		3,025	3,106,094
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.691%, 6/20/17(b)		3,880	3,893,557

			15,214,976

Other ABS - Fixed Rate – 0.7%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(c)	CAD	277	268,820

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	115

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15	U.S.$	1,104	$1,107,121
GE Equipment Transportation LLC Series 2012-1, Class A3 0.99%, 11/23/15		4,980	5,008,142

			6,384,083

Home Equity Loans - Fixed Rate – 0.1%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		823	814,987
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		35	– 0	–

			814,987

Home Equity Loans - Floating Rate – 0.1%
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.481%, 1/20/36(b)		815	784,028

Total Asset-Backed Securities (cost $139,206,462)			139,575,942

CORPORATES - INVESTMENT GRADES – 12.4%
Industrial – 7.1%
Capital Goods – 0.8%
Caterpillar Financial Services Corp. 1.375%, 5/20/14		4,990	5,049,306
Eaton Corp. 0.638%, 6/16/14(b)		2,469	2,470,227

			7,519,533

Communications - Telecommunications – 1.9%
AT&T, Inc. 0.90%, 2/12/16		2,365	2,366,502
1.40%, 12/01/17		3,320	3,312,105
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14		4,375	4,561,769
Verizon Communications, Inc. 1.25%, 11/03/14		1,685	1,705,371
1.95%, 3/28/14		3,130	3,179,501
Vodafone Group PLC 1.25%, 9/26/17		3,310	3,290,756

			18,416,004

116	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 1.0%
American Honda Finance Corp. 2.375%, 3/18/13(c)	U.S.$	4,534	$4,537,296
Daimler Finance North America LLC 1.25%, 1/11/16(c)		4,430	4,440,136

			8,977,432

Consumer Non-Cyclical – 2.4%
AbbVie, Inc. 1.75%, 11/06/17(c)		3,280	3,327,196
Baxter International, Inc. 1.80%, 3/15/13		1,051	1,051,422
Eli Lilly & Co. 4.20%, 3/06/14		2,845	2,950,695
Gilead Sciences, Inc. 3.05%, 12/01/16		3,085	3,310,844
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13		2,109	2,127,677
McKesson Corp. 0.95%, 12/04/15		1,298	1,301,937
Novartis Capital Corp. 4.125%, 2/10/14		2,855	2,952,829
PepsiCo, Inc. 0.70%, 2/26/16		3,315	3,316,170
Sanofi 1.625%, 3/28/14		2,445	2,478,741

			22,817,511

Energy – 0.8%
BP Capital Markets PLC 0.70%, 11/06/15		3,290	3,285,829
Chevron Corp. 1.104%, 12/05/17		3,305	3,312,800
ConocoPhillips 4.75%, 2/01/14		723	750,810

			7,349,439

Technology – 0.2%
Oracle Corp. 4.95%, 4/15/13		2,140	2,150,946

			67,230,865

Financial Institutions – 4.9%
Banking – 3.2%
Australia & New Zealand Banking Group Ltd. 0.90%, 2/12/16		3,300	3,310,702
Bank of America Corp. 1.25%, 1/11/16		3,220	3,210,295
Citigroup, Inc. 1.25%, 1/15/16		3,335	3,325,839

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	117

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Goldman Sachs Group, Inc. (The) 3.625%, 2/07/16	U.S.$	3,080	$3,274,795
ING Bank NV 1.45%, 3/07/16		3,310	3,310,000
JPMorgan Chase & Co. Series G 1.10%, 10/15/15		3,290	3,301,163
KeyBank NA/Cleveland OH 1.65%, 2/01/18		1,847	1,866,000
Morgan Stanley 1.75%, 2/25/16		1,988	1,996,733
PNC Funding Corp. 2.70%, 9/19/16		3,130	3,306,131
UnionBanCal Corp. 5.25%, 12/16/13		3,867	4,007,697

			30,909,355

Finance – 0.5%
General Electric Capital Corp. 0.685%, 1/09/15(b)		4,680	4,684,390

Insurance – 1.2%
Berkshire Hathaway, Inc. 1.55%, 2/09/18		3,315	3,358,973
MetLife Institutional Funding II 0.675%, 1/06/15(b)(c)		4,500	4,505,026
New York Life Global Funding 0.80%, 2/12/16(c)		3,315	3,315,146

			11,179,145

			46,772,890

Utility – 0.4%
Natural Gas – 0.4%
TransCanada PipeLines Ltd. 0.75%, 1/15/16		3,290	3,288,322

Total Corporates - Investment Grades (cost $116,713,044)			117,292,077

COMMERCIAL MORTGAGE-BACKED SECURITIES – 11.7%
Non-Agency Fixed Rate CMBS – 9.8%
Commercial Mortgage Pass Through Certificates Series 2010-C1, Class A1 3.156%, 7/10/46(c)		6,329	6,652,488
Series 2012-CR3, Class A1 0.666%, 11/15/45		3,492	3,489,983
Series 2012-CR4, Class A1 0.704%, 10/15/45		3,648	3,647,746

118	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2012-CR5, Class A1 0.673%, 12/10/45	U.S.$	2,739	$2,735,938
Series 2013-CR6, Class A1 0.719%, 3/10/46		4,613	4,612,610
Series 2013-LC6, Class A1 0.724%, 1/10/46		2,227	2,226,087
GS Mortgage Securities Corp. II Series 2012-GCJ9, Class A1 0.662%, 11/10/45		4,201	4,196,388
Series 2013-GC10, Class A1 0.696%, 2/10/46		2,717	2,719,333
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A2S 5.305%, 1/15/49		2,595	2,625,308
Series 2010-C1, Class A1 3.853%, 6/15/43(c)		4,309	4,561,862
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,870	1,950,880
Series 2011-C3, Class A1 1.875%, 2/15/46(c)		4,578	4,644,863
Series 2011-C4, Class A1 1.525%, 7/15/46(c)		2,002	2,023,707
Series 2012-CBX, Class A1 0.958%, 6/15/45		4,037	4,044,801
Series 2012-LC9, Class A1 0.67%, 12/15/47		1,249	1,245,715
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		1,816	1,844,048
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A1 0.738%, 2/15/46		4,426	4,415,264
Series 2013-C8, Class A1 0.777%, 12/15/48		4,456	4,461,504
Morgan Stanley Capital I, Inc. Series 2011-C1, Class A1 2.602%, 9/15/47(c)		4,430	4,545,539
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		3,076	3,073,318
Series 2013-C5, Class A1 0.779%, 3/10/46		4,715	4,719,728
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		4,506	4,503,276

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	119

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(c)	U.S.$	1,981	$2,025,896
Series 2012-C10, Class A1 0.734%, 12/15/45		5,441	5,443,175
Series 2012-C9, Class A1 0.673%, 11/15/45		4,463	4,458,255
Series 2013-C11, Class A1 0.799%, 3/15/45		2,267	2,271,659

			93,139,371

Non-Agency Floating Rate CMBS – 1.4%
Commercial Mortgage Pass Through Certificates Series 2005-FL11, Class D 0.541%, 11/15/17(b)(c)		669	621,971
Series 2007-FL14, Class C 0.501%, 6/15/22(b)(c)		2,839	2,639,324
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.671%, 10/15/21(b)(c)		4,900	4,782,821
Series 2007-TFLA, Class A2 0.321%, 2/15/22(b)(c)		2,226	2,177,931
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class A2 0.321%, 9/15/21(b)(c)		3,037	2,989,161

			13,211,208

Agency CMBS – 0.5%
NCUA Guaranteed Notes Series 2010-C1, Class A1 1.60%, 10/29/20		4,372	4,457,666

Total Commercial Mortgage-Backed Securities (cost $111,022,899)			110,808,245

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.8%
Agency Fixed Rate – 1.5%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		7,136	7,348,537
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		3,589	3,727,844
Series 2011-39, Class DA 3.50%, 7/25/24		3,505	3,599,927

			14,676,308

120	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.3%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.62%, 2/25/42(b)(c)	U.S.$	2,888	$2,422,707

Non-Agency Fixed Rate – 0.0%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		254	256,167

Agency Floating Rate – 0.0%
Fannie Mae Whole Loan Series 2003-W13, Class AV2 0.482%, 10/25/33(b)		108	107,633
Freddie Mac Reference REMICs Series R008, Class FK 0.601%, 7/15/23(b)		53	53,066

			160,699

Total Collateralized Mortgage Obligations (cost $18,040,367)			17,515,881

GOVERNMENTS - SOVEREIGN AGENCIES – 0.7%
Netherlands – 0.7%
Achmea Hypotheekbank NV 0.648%, 11/03/14(b)(c) (cost $6,455,002)		6,456	6,455,923

		Shares
SHORT-TERM INVESTMENTS – 7.7%
Investment Companies – 7.7%
AllianceBerstein Fixed-Income Shares Inc. - Government STIF Portfolio, 0.12%(f) (cost $72,993,769)		72,993,769	72,993,769

Total Investments – 103.3% (cost $974,604,131)			976,775,170
Other assets less liabilities – (3.3)%			(31,007,250)

Net Assets – 100.0%			$945,767,920

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	121

Short Duration Bond Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	666	June 2013	$146,832,283	$146,832,188	$(95)

Sold Contracts
U.S. T-Note 5 Yr Futures	288	June 2013	35,690,695	35,707,500	(16,805)
U.S. T-Note 10 Yr Futures	310	June 2013	40,479,203	40,779,531	(300,328)

					$(317,228)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD 27,483	CAD 28,210	3/14/13	$(135,872)
Citibank, NA	CAD 30,661	USD 30,500	3/14/13	777,410

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	140	CAD	139	3/14/13	$(4,438)

						$637,100

CROSS CURRENCY SWAP CONTRACTS (see Note C)

Counterparty	Expiration Date	Pay Currency	Pay Rate	Receive Currency	Receive Rate	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	2/15/15	EUR	1 Month EURIBOR Plus a Specified Spread	USD	1 Month LIBOR Plus a Specified Spread	$52,575

(a)	Variable rate coupon, rate shown as of February 28, 2013.

(b)	Floating Rate Security. Stated interest rate was in effect at February 28, 2013.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2013, the aggregate market value of these securities amounted to $106,912,969 or 11.3% of net assets.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of February 28, 2013, are considered illiquid and restricted.

122	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$35,213	$	– 0	–	0.00%

(e)	Fair valued by the Adviser.
(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

USD – United States Dollar

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
EURIBOR	– Euro Interbank Offered Rate
LIBOR	– London Interbank Offered Rates
NCUA	– National Credit Union Administration
REMICs	– Real Estate Mortgage Investment Conduits
TBA	– To Be Announced

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	123

Short Duration Bond Portfolio—Portfolio of Investments

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 36.5%
Australia – 1.3%
Australia Government Bond Series 132 5.50%, 1/21/18	AUD	12,775	$14,572,373

Austria – 1.1%
Austria Government Bond 1.95%, 6/18/19(a)	EUR	9,070	12,452,513

Belgium – 1.3%
Belgium Government Bond Series 67 3.00%, 9/28/19		9,635	13,783,028

Finland – 6.3%
Finland Government Bond 3.375%, 4/15/20		45,300	67,823,881

Germany – 3.0%
Bundesrepublik Deutschland 3.00%, 7/04/20		15,636	23,406,202
Series 2007 4.25%, 7/04/39		4,903	8,918,172

			32,324,374

Japan – 7.0%
Japan Government Forty Year Bond Series 5 2.00%, 3/20/52	JPY	548,600	5,976,550
Japan Government Ten Year Bond Series 288 1.70%, 9/20/17		2,306,350	26,681,013
Series 327 0.80%, 12/20/22		1,015,850	11,102,301
Japan Government Thirty Year Bond Series 36 2.00%, 3/20/42		560,250	6,288,895
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		2,053,350	24,610,870
Series 48 2.50%, 12/21/20		103,700	1,296,963

			75,956,592

Mexico – 0.5%
Mexican Bonos Series M 10 7.75%, 12/14/17	MXN	60,165	5,323,595

Netherlands – 2.2%
Netherlands Government Bond 4.50%, 7/15/17(a)	EUR	15,612	23,757,986

124	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

New Zealand – 0.1%
New Zealand Government Bond Series 423 5.50%, 4/15/23	NZD	1,307	$1,238,055

Norway – 0.9%
Norway Government Bond Series 474 3.75%, 5/25/21	NOK	51,245	9,951,565

United Kingdom – 9.4%
United Kingdom Gilt 1.00%, 9/07/17	GBP	6,835	10,466,195
1.75%, 1/22/17-9/07/22		21,720	33,671,439
2.00%, 1/22/16		5,808	9,218,713
3.75%, 9/07/19		6,245	10,938,750
4.50%, 12/07/42		2,978	5,568,294
4.75%, 12/07/30		16,349	31,528,127

			101,391,518

United States – 3.4%
U.S. Treasury Bonds 4.625%, 2/15/40	U.S.$	18,561	24,296,976
U.S. Treasury Notes
1.625%, 8/15/22		11,340	11,155,725
4.50%, 5/15/17		1,405	1,633,094

			37,085,795

Total Governments - Treasuries (cost $404,882,674)			395,661,275

CORPORATES - INVESTMENT GRADES – 31.4%
Financial Institutions – 15.0%
Banking – 9.9%
Bank of America Corp. 5.875%, 2/07/42		2,896	3,521,417
7.625%, 6/01/19		1,700	2,168,459
Series L 5.65%, 5/01/18		4,350	5,049,450
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	1,800	2,725,024
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17	U.S.$	2,866	3,266,793
BNP Paribas SA 5.00%, 1/15/21		2,966	3,381,240
Capital One Financial Corp. 4.75%, 7/15/21		2,470	2,811,354

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	125

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 4.45%, 1/10/17	U.S.$	2,760	$3,047,744
4.50%, 1/14/22		3,160	3,516,344
8.50%, 5/22/19		790	1,058,921
Compass Bank 5.50%, 4/01/20		4,989	5,139,453
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.875%, 2/08/22		1,742	1,850,805
3.95%, 11/09/22		1,486	1,510,115
DNB Bank ASA 4.375%, 2/24/21(a)	EUR	1,675	2,533,857
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20	U.S.$	2,700	3,220,463
Series G 7.50%, 2/15/19		2,855	3,609,711
HSBC Holdings PLC 4.00%, 3/30/22		5,990	6,448,630
ING Bank NV 3.75%, 3/07/17(a)		3,020	3,237,229
Intesa Sanpaolo SpA 3.875%, 1/16/18		1,792	1,757,909
JPMorgan Chase & Co. 4.40%, 7/22/20		1,335	1,491,785
4.625%, 5/10/21		857	968,071
Lloyds TSB Bank PLC 4.20%, 3/28/17		3,575	3,938,184
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		651	715,873
Macquarie Group Ltd. 4.875%, 8/10/17(a)		647	698,047
Morgan Stanley Series G 5.45%, 1/09/17		1,615	1,807,930
5.50%, 7/24/20		2,455	2,815,384
Murray Street Investment Trust I 4.647%, 3/09/17		272	297,835
Nationwide Building Society 6.25%, 2/25/20(a)		3,415	4,019,387
Nordea Bank AB 3.125%, 3/20/17(a)		2,990	3,172,339
PNC Funding Corp. 3.30%, 3/08/22		3,020	3,119,663
Santander US Debt SAU 2.991%, 10/07/13(a)		3,400	3,420,842
Societe Generale SA 2.50%, 1/15/14(a)		1,670	1,689,038

126	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

5.20%, 4/15/21(a)	U.S.$	1,355	$1,535,879
SouthTrust Corp. 5.80%, 6/15/14		3,315	3,527,975
Standard Chartered PLC 4.00%, 7/12/22(a)		2,214	2,279,313
Sumitomo Mitsui Banking Corp. 3.00%, 1/18/23		1,377	1,371,372
Svenska Handelsbanken AB 2.875%, 4/04/17		3,000	3,183,234
Turkiye Halk Bankasi AS 3.875%, 2/05/20(a)		1,624	1,612,804
UFJ Finance Aruba AEC 6.75%, 7/15/13		1,913	1,956,827
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,386	1,405,371
Vesey Street Investment Trust I 4.404%, 9/01/16		696	752,896
Wachovia Corp. 5.50%, 5/01/13		1,225	1,234,861

			106,869,828

Finance – 0.6%
General Electric Capital Corp. 2.30%, 4/27/17		4,200	4,351,309
SLM Corp. Series A 5.375%, 5/15/14		2,085	2,176,321

			6,527,630

Insurance – 3.6%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		1,820	2,144,750
Berkshire Hathaway, Inc. 3.40%, 1/31/22		2,800	2,943,256
Coventry Health Care, Inc. 5.95%, 3/15/17		665	774,233
6.125%, 1/15/15		260	282,078
6.30%, 8/15/14		2,060	2,211,278
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		1,305	1,767,947
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		685	721,514
5.125%, 4/15/22		600	691,252
5.50%, 3/30/20		1,727	2,017,155
Humana, Inc. 6.30%, 8/01/18		369	434,330
6.45%, 6/01/16		285	326,815
7.20%, 6/15/18		610	746,773

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	127

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lincoln National Corp. 8.75%, 7/01/19	U.S.$	791	$1,070,012
Markel Corp. 7.125%, 9/30/19		1,105	1,365,119
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		815	1,264,084
MetLife, Inc. 4.75%, 2/08/21		1,085	1,242,048
7.717%, 2/15/19		1,159	1,513,298
Muenchener Rueckversicherungs AG 6.25%, 5/26/42(a)	EUR	1,400	2,146,869
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	2,585	3,753,495
Prudential Financial, Inc. 5.625%, 6/15/43		2,045	2,126,800
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26		3,065	3,980,405
UnitedHealth Group, Inc. 4.375%, 3/15/42		3,020	3,053,009
XL Group PLC 5.25%, 9/15/14		1,920	2,031,700

			38,608,220

Other Finance – 0.2%
ORIX Corp. 4.71%, 4/27/15		2,467	2,642,238

REITS – 0.7%
ERP Operating LP 5.25%, 9/15/14		2,600	2,779,124
HCP, Inc. 6.00%, 1/30/17		2,195	2,545,221
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		2,373	2,468,326

			7,792,671

			162,440,587

Industrial – 13.3%
Basic – 1.2%
Air Products & Chemicals, Inc. 2.75%, 2/03/23		2,067	2,105,161
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		2,110	2,229,152
Dow Chemical Co. (The) 8.55%, 5/15/19		1,640	2,213,644
Freeport-mcmoran Copper & Gold 2.375%, 3/15/18(a)		1,581	1,580,842
International Paper Co. 5.30%, 4/01/15		2,625	2,836,830

128	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Vale Overseas Ltd. 4.375%, 1/11/22	U.S.$	2,353	$2,448,748

			13,414,377

Capital Goods – 0.6%
John Deere Capital Corp. 2.80%, 1/27/23		2,870	2,905,209
Republic Services, Inc. 3.80%, 5/15/18		85	93,606
5.25%, 11/15/21		1,213	1,411,577
5.50%, 9/15/19		1,768	2,102,963

			6,513,355

Communications - Media – 2.3%
CBS Corp. 5.75%, 4/15/20		1,410	1,662,594
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,906	2,891,160
Comcast Corp. 4.25%, 1/15/33		965	978,187
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.60%, 2/15/21		1,870	2,006,459
4.75%, 10/01/14		1,200	1,271,995
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(b)		681	735,480
News America, Inc. 4.50%, 2/15/21		890	1,010,110
6.55%, 3/15/33		1,383	1,650,677
Omnicom Group, Inc. 3.625%, 5/01/22		1,008	1,026,638
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		2,894	3,771,510
Time Warner Entertainment Co. LP 8.375%, 3/15/23		2,680	3,678,748
Virgin Media Secured Finance PLC 5.25%, 1/15/21		1,080	1,129,577
WPP Finance 2010 4.75%, 11/21/21		417	448,751
WPP Finance UK 8.00%, 9/15/14		2,616	2,881,194

			25,143,080

Communications - Telecommunications – 1.2%
American Tower Corp. 5.05%, 9/01/20		2,750	3,065,466
AT&T, Inc. 4.30%, 12/15/42(a)		463	436,421

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	129

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.45%, 5/15/21	U.S.$	1,694	$1,914,818
British Telecommunications PLC 2.00%, 6/22/15		1,215	1,245,650
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		2,586	2,633,326
Telecom Italia Capital SA 7.175%, 6/18/19		1,450	1,651,512
United States Cellular Corp. 6.70%, 12/15/33		1,550	1,651,314

			12,598,507

Consumer Cyclical - Automotive – 0.6%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		2,465	2,672,684
Toyota Motor Credit Corp. 3.30%, 1/12/22		3,270	3,461,056

			6,133,740

Consumer Cyclical - Entertainment – 0.5%
Time Warner, Inc. 4.70%, 1/15/21		1,460	1,639,355
7.625%, 4/15/31		2,810	3,813,853

			5,453,208

Consumer Cyclical - Other – 0.2%
Wyndham Worldwide Corp. 2.50%, 3/01/18		1,620	1,629,550

Consumer Cyclical - Retailers – 0.1%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		1,304	1,362,990

Consumer Non-Cyclical – 2.0%
Actavis, Inc. 3.25%, 10/01/22		999	1,007,185
Ahold Finance USA LLC 6.875%, 5/01/29		3,105	4,012,877
Baxter International, Inc. 2.40%, 8/15/22		2,810	2,742,872
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		481	523,028
5.875%, 5/15/13		2,720	2,743,784
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		3,480	3,559,692
Kroger Co. (The) 3.40%, 4/15/22		242	248,382
Mckesson Corp. 2.70%, 12/15/22		1,201	1,192,992

130	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Pepsico, Inc. 4.00%, 3/05/42	U.S.$	2,972	$2,967,943
Reynolds American, Inc. 3.25%, 11/01/22		1,269	1,261,885
Teva Pharmaceutical Finance IV LLC 2.25%, 3/18/20		1,912	1,927,170

			22,187,810

Energy – 2.5%
Anadarko Petroleum Corp. 5.95%, 9/15/16		735	845,113
6.45%, 9/15/36		877	1,075,716
Apache Corp. 2.625%, 1/15/23		2,730	2,650,311
ConocoPhillips Co. 1.05%, 12/15/17		2,700	2,693,471
Nabors Industries, Inc. 9.25%, 1/15/19		2,393	3,043,138
Noble Energy, Inc. 8.25%, 3/01/19		2,858	3,738,558
Noble Holding International Ltd. 4.90%, 8/01/20		251	278,964
Occidental Petroleum Corp. 1.50%, 2/15/18		2,558	2,589,041
Phillips 66 4.30%, 4/01/22		3,940	4,341,470
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)		2,345	2,628,522
Southwestern Energy Co. 4.10%, 3/15/22		823	869,555
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		1,540	2,021,090

			26,774,949

Technology – 1.2%
Agilent Technologies, Inc. 5.00%, 7/15/20		505	570,608
Baidu, Inc. 2.25%, 11/28/17		627	635,396
Hewlett-Packard Co. 4.65%, 12/09/21		1,498	1,537,168
Microsoft Corp. 2.125%, 11/15/22		2,775	2,700,361
Motorola Solutions, Inc. 3.50%, 3/01/23		1,506	1,482,508
7.50%, 5/15/25		290	366,613
Oracle Corp. 1.20%, 10/15/17		2,800	2,799,742

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	131

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22	U.S.$	2,995	$3,093,781

			13,186,177

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.25%, 10/01/14		1,695	1,800,542
5.75%, 12/15/16		1,115	1,254,760

			3,055,302

Transportation - Services – 0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		3,375	3,475,886
Con-way, Inc. 6.70%, 5/01/34		1,179	1,242,381
Ryder System, Inc. 5.85%, 11/01/16		930	1,064,498
7.20%, 9/01/15		908	1,033,064

			6,815,829

			144,268,874

Utility – 2.4%
Electric – 1.0%
Constellation Energy Group, Inc. 5.15%, 12/01/20		504	573,913
FirstEnergy Corp. Series C 7.375%, 11/15/31		2,291	2,720,267
Nisource Finance Corp. 6.80%, 1/15/19		3,445	4,213,735
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		1,447	1,486,445
TECO Finance, Inc. 4.00%, 3/15/16		745	802,500
5.15%, 3/15/20		915	1,058,380
Union Electric Co. 6.70%, 2/01/19		315	394,320

			11,249,560

Natural Gas – 1.4%
Energy Transfer Partners LP 6.70%, 7/01/18		972	1,173,030
7.50%, 7/01/38		2,264	2,868,352
GDF Suez 1.625%, 10/10/17(a)		975	978,141
Kinder Morgan Energy Partners LP 3.50%, 9/01/23		698	707,145
3.95%, 9/01/22		495	524,993
4.15%, 3/01/22		863	923,955

132	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Talent Yield Investments Ltd. 4.50%, 4/25/22(a)	U.S.$	2,400	$2,629,903
Williams Cos., Inc. (The) 3.70%, 1/15/23		2,460	2,450,165
Williams Partners LP 5.25%, 3/15/20		2,198	2,511,046

			14,766,730

			26,016,290

Non Corporate Sectors – 0.7%
Agencies - Not Government Guaranteed – 0.7%
Abu Dhabi National Energy Co.
3.625%, 1/12/23(a)		819	831,559
4.125%, 3/13/17(a)		757	815,594
Electricite de France SA 5.25%, 1/29/23(a)		2,143	2,105,497
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21		2,500	2,729,220
Qtel International Finance Ltd. 3.875%, 1/31/28(a)		647	640,530

			7,122,400

Total Corporates - Investment Grades (cost $309,483,730)			339,848,151

MORTGAGE PASS-THROUGHS – 8.8%
Agency Fixed Rate 30-Year – 7.2%
Federal Home Loan Mortgage Corp. Gold Series 2006
4.50%, 5/01/36		52	56,052
Series 2007
5.50%, 7/01/35		1,720	1,882,955
Federal National Mortgage Association
3.00%, TBA		12,090	12,516,928
3.50%, TBA		12,635	13,359,539
4.00%, TBA		20,340	21,674,812
6.00%, 5/01/31-3/01/38		3,092	3,395,850
Series 2003
5.50%, 4/01/33		1,402	1,542,219
Series 2004
5.50%, 4/01/34-11/01/34		4,410	4,857,656
Series 2005
5.50%, 2/01/35		1,093	1,202,270
6.00%, 4/01/35		4,010	4,514,865
Series 2006
5.00%, 1/01/36		3	3,793
Series 2007
4.50%, 8/01/37		344	370,457
Series 2008
6.00%, 3/01/37-5/01/38		11,227	12,381,104

			77,758,500

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	133

Global Core Bond Portfolio—Portfolio of Investments

			Principal Amount (000)	U.S. $ Value

Agency Fixed Rate 15-Year – 1.1%
Federal National Mortgage Association 4.50%, TBA	U.S.$		11,145	$11,987,405

Agency ARMs – 0.5%
Federal Home Loan Mortgage Corp. 2.84%, 5/01/38(c)			2,029	2,183,072
Federal National Mortgage Association Series 2003 2.81%, 12/01/33(c)			1,037	1,108,786
Series 2007 2.381%, 3/01/34(c)			1,995	2,127,518

				5,419,376

Total Mortgage Pass-Throughs (cost $92,734,594)				95,165,281

GOVERNMENTS - SOVEREIGN AGENCIES – 3.8%
Canada – 2.7%
Canada Housing Trust No 1 3.35%, 12/15/20(a)		CAD	27,715	29,339,872

Germany – 1.1%
KFW 4.375%, 7/04/18		EUR	7,865	12,122,204

Total Governments - Sovereign Agencies (cost $41,477,876)				41,462,076

AGENCIES – 3.8%
Agency Debentures – 3.8%
Federal Home Loan Mortgage Corp. 1.75%, 5/30/19	U.S.$		12,000	12,376,116
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20			32,305	28,525,670

Total Agencies (cost $36,324,897)				40,901,786

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.7%
Non-Agency Fixed Rate CMBS – 3.1%
Commercial Mortgage Pass Through Certificates
Series 2006-C8, Class A4
5.306%, 12/10/46			3,065	3,463,910
Series 2013-CR6, Class A2
2.122%, 3/10/46			5,420	5,582,510

134	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39	U.S.$	6,475	$7,297,565
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class A4 5.82%, 6/15/49		2,697	3,098,376
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.542%, 6/15/29		6,015	6,337,055
ML-CFC Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		6,885	7,800,547

			33,579,963

Agency CMBS – 0.5%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		4,653	5,146,143

Non-Agency Floating Rate CMBS – 0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.476%, 3/06/20(a)(d)		1,855	1,865,889

Total Commercial Mortgage-Backed Securities (cost $37,194,276)			40,591,995

ASSET-BACKED SECURITIES – 2.1%
Credit Cards - Floating Rate – 1.0%
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.261%, 7/15/16(d)		5,500	5,498,658
Chase Issuance Trust Series 2008-A10, Class A10 0.951%, 8/17/15(d)		5,500	5,518,210

			11,016,868

Autos - Fixed Rate – 0.8%
AmeriCredit Automobile Receivables Trust
Series 2011-3, Class A2 0.84%, 11/10/14		493	492,838
Series 2011-4, Class A2 0.92%, 3/09/15		652	652,929
Series 2011-5, Class A2 1.19%, 8/08/15		677	679,137

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	135

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)	CAD	3,671	$3,570,944
Ford Credit Auto Lease Trust Series 2011-B, Class A2 0.82%, 1/15/14	U.S.$	851	851,530
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(a)		2,315	2,325,774
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A2 0.81%, 10/15/13		102	102,507

			8,675,659

Other ABS - Fixed Rate – 0.2%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		610	611,463
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		1,408	1,412,613

			2,024,076

Home Equity Loans - Floating Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.327%, 12/25/32(d)		398	385,388
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.461%, 1/20/35(d)		552	546,749

			932,137

Home Equity Loans - Fixed Rate – 0.0%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33		387	397,438

Total Asset-Backed Securities (cost $23,172,822)			23,046,178

COVERED BONDS – 1.9%
Aib Mortgage Bank 4.875%, 6/29/17	EUR	665	931,863
Banco Santander SA 4.625%, 6/21/16		1,300	1,792,574
Bank of Ireland Mortgage Bank 3.125%, 11/20/15		580	773,441

136	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bank of Nova Scotia 1.75%, 3/22/17(a)	U.S.$	2,900	$2,995,990
BPCE SFH SA
2.75%, 2/16/17	EUR	1,800	2,508,496
3.625%, 5/12/16(a)		400	567,842
Caisse Francaise de Financement Local 3.50%, 9/16/16		883	1,253,036
Cie de Financement Foncier SA 3.375%, 1/18/16		3,457	4,844,885
Nationwide Building Society 3.125%, 10/13/16(a)		2,610	3,692,708
Societe Generale SFH 3.25%, 6/06/16(a)		900	1,268,078

Total Covered Bonds (cost $19,543,614)			20,628,913

QUASI-SOVEREIGNS – 1.6%
Quasi-Sovereign Bonds – 1.6%
Kazakhstan – 0.2%
KazMunaiGaz Finance Sub BV 7.00%, 5/05/20(a)	U.S.$	1,990	2,412,875

Malaysia – 0.4%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		3,390	3,984,603

Peru – 0.1%
El Fondo Mivivienda SA 3.50%, 1/31/23(a)		613	597,675

Russia – 0.3%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(a)		2,782	3,275,805

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(a)		2,995	3,156,128

United Arab Emirates – 0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		3,300	3,522,750

Total Quasi-Sovereigns (cost $14,938,738)			16,949,836

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	137

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 1.0%
Germany – 1.0%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond 2.25%, 4/15/13 (cost $10,907,684)	EUR	8,547	$11,101,251

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Qatar – 0.3%
State of Qatar 4.50%, 1/20/22(a)	U.S.$	2,944	3,311,558

Russia – 0.2%
Russian Foreign Bond – Eurobond 7.50%, 3/31/30(a)		1,892	2,355,468

Total Governments - Sovereign Bonds (cost $4,970,668)			5,667,026

SUPRANATIONALS – 0.3%
International Bank for Reconstruction & Development 9.25%, 7/15/17 (cost $2,800,115)		2,340	3,167,550

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
United States – 0.3%
California GO 7.625%, 3/01/40 (cost $2,017,757)		1,985	2,895,520

EMERGING MARKETS - CORPORATE BONDS – 0.2%
Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Raizen Energy Finance Ltd. 7.00%, 2/01/17(a) (cost $2,166,995)		1,885	2,143,245

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.2%
Non-Agency Fixed Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.735%, 5/25/35		1,424	1,374,764

138	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate – 0.1%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.769%, 5/28/35	U.S.$	392	$338,735

Total Collateralized Mortgage Obligations (cost $1,799,195)			1,713,499

		Shares
SHORT-TERM INVESTMENTS – 9.9%
Investment Companies – 5.7%
AllianceBerstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(e) (cost $61,548,897)		61,548,897	61,548,897

		Principal Amount (000)
U.S. Treasury Bill – 4.2%
U.S. Treasury Bill Zero Coupon, 3/21/13 (cost $45,813,454)	U.S.$	45,815	45,813,454

Total Short-Term Investments (cost $107,362,351)			107,362,351

Total Investments – 106.0% (cost $1,111,777,986)			1,148,305,933
Other assets less liabilities – (6.0)%			(64,584,497)

Net Assets – 100.0%			$1,083,721,436

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Bond 30 Yr Futures	205	June 2013	$29,299,711	$29,475,156	$(175,445)
U.S. T-Note 2 Yr Futures	76	June 2013	16,755,440	16,755,625	(185)

					$(175,630)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	139

Global Core Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	NOK	59,533	USD	10,685	3/07/13	$315,267
Barclays Bank PLC Wholesale	SGD	13,871	USD	11,319	3/15/13	118,303
BNP Paribas SA	NZD	10,298	USD	8,630	3/08/13	118,324
Citibank, NA	USD	7,270	NZD	8,672	3/08/13	(102,036)
Goldman Sachs Capital Markets LP	AUD	14,318	USD	15,038	3/08/13	417,246
Goldman Sachs Capital Markets LP	USD	11,119	SGD	13,740	3/15/13	(24,095)
Goldman Sachs Capital Markets LP	EUR	154,212	USD	201,620	4/11/13	233,402
Royal Bank of Canada	CAD	33,668	USD	33,484	3/14/13	845,511
Royal Bank of Scotland PLC	MXN	66,372	USD	5,131	4/12/13	(48,645)
State Street Bank & Trust Co.	USD	254	CAD	260	3/14/13	(1,447)
State Street Bank & Trust Co.	GBP	59,227	USD	89,710	4/11/13	(121,961)
State Street Bank & Trust Co.	JPY	1,022,672	USD	10,990	4/12/13	(46,287)
UBS AG	JPY	5,791,678	USD	61,951	4/12/13	(549,399)

						$1,154,183

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2013, the aggregate market value of these securities amounted to $171,785,623 or 15.9% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 28, 2013.

(c)	Variable rate coupon, rate shown as of February 28, 2013.

(d)	Floating Rate Security. Stated interest rate was in effect at February 28, 2013.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
MXN	– Mexican Peso
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
SGD	– Singapore Dollar
USD	– United States Dollar

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed
FHLMC	– Federal Home Loan Mortgage Corporation
GO	– General Obligation
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment
TBA	– To Be Announced

See notes to financial statements.

140	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 97.3%
United States – 97.3%
U.S. Treasury Inflation Index 0.125%, 4/15/16-7/15/22 (TIPS)(a)	U.S.$	90,592	$98,069,659
0.125%, 1/15/22 (TIPS)		16,081	17,487,176
0.625%, 7/15/21 (TIPS)(a)		87,658	100,019,651
1.125%, 1/15/21 (TIPS)(a)		13,814	16,263,736
1.25%, 7/15/20 (TIPS)(a)(b)		63,564	75,795,323
1.375%, 7/15/18-1/15/20 (TIPS)		57,346	68,006,323
1.625%, 1/15/15 (TIPS)(a)		75,623	80,869,330
1.625%, 1/15/18 (TIPS)		17,641	20,619,583
1.875%, 7/15/15-7/15/19 (TIPS)(a)		83,817	97,644,121
2.00%, 7/15/14 (TIPS)(a)		91,479	97,175,273
2.00%, 1/15/16 (TIPS)		13,877	15,488,321
2.125%, 1/15/19 (TIPS)		22,267	27,207,733
2.375%, 1/15/25 (TIPS)		5,774	7,744,610
2.50%, 7/15/16 (TIPS)		16,043	18,580,207
2.625%, 7/15/17 (TIPS)		13,267	15,989,217

Total Inflation-Linked Securities (cost $703,857,159)			756,960,263

CORPORATES - INVESTMENT GRADES – 19.9%
Industrial – 10.4%
Basic – 1.0%
Alcoa, Inc. 5.40%, 4/15/21		1,205	1,266,421
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		980	1,035,341
Dow Chemical Co. (The)
5.25%, 11/15/41		945	1,016,695
8.55%, 5/15/19		637	859,812
International Paper Co. 4.75%, 2/15/22		1,710	1,918,362
Vale SA 5.625%, 9/11/42		1,980	2,054,923

			8,151,554

Capital Goods – 0.5%
CRH Finance BV 7.375%, 5/28/14	EUR	1,100	1,549,528
Embraer SA 5.15%, 6/15/22	U.S.$	550	603,075
Odebrecht Finance Ltd. 5.125%, 6/26/22(c)		730	777,450
Republic Services, Inc. 5.25%, 11/15/21		660	768,047

			3,698,100

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	141

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 1.9%
CBS Corp. 5.75%, 4/15/20	U.S.$	1,625	$1,916,110
Comcast Corp. 5.15%, 3/01/20		1,745	2,059,691
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
3.80%, 3/15/22		1,330	1,335,243
4.60%, 2/15/21		660	708,162
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(c)(d)		606	654,480
News America, Inc. 6.15%, 3/01/37-2/15/41		1,584	1,911,591
Omnicom Group, Inc. 3.625%, 5/01/22		703	715,998
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		1,340	1,746,311
Time Warner Cable, Inc. 7.50%, 4/01/14		1,435	1,537,947
WPP Finance 2010 4.75%, 11/21/21		1,737	1,869,257

			14,454,790

Communications - Telecommunications – 1.3%
American Tower Corp. 5.05%, 9/01/20		1,355	1,510,439
AT&T, Inc. 5.35%, 9/01/40		1,397	1,529,908
British Telecommunications PLC
2.00%, 6/22/15		739	757,642
5.95%, 1/15/18		253	302,017
Deutsche Telekom International Finance BV 4.875%, 3/06/42(c)		1,777	1,809,521
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	150	152,842
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	835	880,277
United States Cellular Corp. 6.70%, 12/15/33		835	889,579
Verizon Communications, Inc. 7.35%, 4/01/39		780	1,087,572
Vodafone Group PLC 6.15%, 2/27/37		870	1,049,146

			9,968,943

Consumer Cyclical - Automotive – 0.5%
Ford Motor Credit Co. LLC 5.00%, 5/15/18		1,595	1,760,070

142	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)	U.S.$	1,640	$1,778,175

			3,538,245

Consumer Cyclical - Other – 0.3%
Carnival PLC 4.25%, 11/27/13	EUR	1,225	1,637,595
Host Hotels & Resorts LP 5.25%, 3/15/22	U.S.$	830	921,433

			2,559,028

Consumer Cyclical - Retailers – 0.3%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		2,025	2,116,607

Consumer Non-Cyclical – 1.0%
Actavis, Inc. 3.25%, 10/01/22		707	712,793
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,610	1,750,677
ConAgra Foods, Inc. 3.20%, 1/25/23		591	589,596
Kroger Co. (The) 3.40%, 4/15/22		1,395	1,431,790
Reynolds American, Inc. 3.25%, 11/01/22		899	893,959
Tyson Foods, Inc. 4.50%, 6/15/22		1,985	2,153,818

			7,532,633

Energy – 2.0%
Encana Corp. 3.90%, 11/15/21		2,060	2,173,743
Marathon Petroleum Corp.
3.50%, 3/01/16		230	245,569
5.125%, 3/01/21		590	686,759
Nabors Industries, Inc. 9.25%, 1/15/19		1,064	1,353,071
Noble Energy, Inc. 8.25%, 3/01/19		1,370	1,792,101
Phillips 66 4.30%, 4/01/22		2,775	3,057,761
Reliance Holdings USA, Inc. 5.40%, 2/14/22(c)		2,065	2,314,669
Transocean, Inc. 2.50%, 10/15/17		874	884,962
Valero Energy Corp. 6.125%, 2/01/20		998	1,209,341

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	143

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Weatherford International Ltd./Bermuda 5.125%, 9/15/20	U.S.$	1,860	$2,008,889

			15,726,865

Technology – 0.9%
Agilent Technologies, Inc. 5.00%, 7/15/20		249	281,349
Baidu, Inc. 2.25%, 11/28/17		480	486,427
Hewlett-Packard Co. 4.65%, 12/09/21		778	798,343
Intel Corp. 4.80%, 10/01/41		1,130	1,205,364
Motorola Solutions, Inc. 7.50%, 5/15/25		1,540	1,946,843
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		2,095	2,164,097

			6,882,423

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.75%, 12/15/16		1,615	1,817,432

Transportation - Railroads – 0.1%
CSX Corp. 4.75%, 5/30/42		1,085	1,128,784

Transportation - Services – 0.4%
Asciano Finance Ltd. 5.00%, 4/07/18(c)		950	1,039,873
Ryder System, Inc.
3.15%, 3/02/15		1,105	1,148,436
5.85%, 11/01/16		630	721,112

			2,909,421

			80,484,825

Financial Institutions – 6.2%
Banking – 3.6%
Bank of America Corp.
5.00%, 5/13/21		960	1,082,985
5.625%, 7/01/20		705	824,905
Barclays Bank PLC
6.625%, 3/30/22(c)	EUR	1,245	1,884,808
7.625%, 11/21/22	U.S.$	1,213	1,209,968
Citigroup, Inc. 5.375%, 8/09/20		496	582,268
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		896	910,540
DNB Bank ASA 3.20%, 4/03/17(c)		2,070	2,202,128

144	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Fifth Third Bancorp 3.50%, 3/15/22	U.S.$	797	$831,375
Goldman Sachs Group, Inc. (The)
5.75%, 1/24/22		545	639,389
6.00%, 6/15/20		685	817,043
HSBC Holdings PLC
4.00%, 3/30/22		810	872,018
5.10%, 4/05/21		1,130	1,316,107
ING Bank NV 2.00%, 9/25/15(c)		1,995	2,032,925
JPMorgan Chase & Co.
4.40%, 7/22/20		715	798,971
4.50%, 1/24/22		1,120	1,246,650
Series 1
7.90%, 4/30/18		1,084	1,250,229
Macquarie Group Ltd. 7.625%, 8/13/19(c)		720	871,757
Morgan Stanley Series G 5.50%, 7/24/20-7/28/21		2,413	2,768,704
Murray Street Investment Trust I 4.647%, 3/09/17		184	201,477
National Capital Trust II 5.486%, 3/23/15(c)		1,090	1,106,584
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)		319	376,420
Standard Chartered PLC 4.00%, 7/12/22(c)		1,900	1,956,050
UBS AG/Stamford CT 5.875%, 7/15/16		655	733,279
7.625%, 8/17/22		929	1,036,788
Vesey Street Investment Trust I 4.404%, 9/01/16		493	533,301

			28,086,669

Finance – 0.1%
SLM Corp. 7.25%, 1/25/22		1,075	1,184,112

Insurance – 1.9%
Allstate Corp. (The) 6.125%, 5/15/37		1,145	1,215,189
American International Group, Inc. 6.40%, 12/15/20		1,660	2,064,743
Hartford Financial Services Group, Inc. 5.125%, 4/15/22		1,330	1,532,274
6.10%, 10/01/41		760	921,116
Humana, Inc. 7.20%, 6/15/18		1,520	1,860,811

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	145

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lincoln National Corp. 8.75%, 7/01/19	U.S.$	550	$744,003
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		805	1,168,883
Prudential Financial, Inc. 5.625%, 6/15/43		940	977,600
Swiss Re Capital I LP 6.854%, 5/25/16(c)		1,815	1,919,363
WellPoint, Inc. 3.30%, 1/15/23		703	711,293
XL Group PLC 5.25%, 9/15/14		1,590	1,682,502

			14,797,777

REITS – 0.6%
HCP, Inc. 5.375%, 2/01/21		1,877	2,187,473
Health Care REIT, Inc. 5.25%, 1/15/22		1,945	2,180,590

			4,368,063

			48,436,621

Utility – 2.9%
Electric – 0.8%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(c)		1,355	1,576,727
Constellation Energy Group, Inc. 5.15%, 12/01/20		263	299,482
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		960	1,205,247
Nisource Finance Corp. 6.15%, 3/01/13		695	695,000
Pacific Gas & Electric Co. 4.50%, 12/15/41		800	856,834
TECO Finance, Inc. 4.00%, 3/15/16		1,680	1,809,664

			6,442,954

Natural Gas – 2.1%
DCP Midstream LLC 9.75%, 3/15/19(c)		1,290	1,703,934
Energy Transfer Partners LP 6.125%, 2/15/17		1,645	1,900,982
Enterprise Products Operating LLC 5.20%, 9/01/20		720	845,143
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,439	1,526,190
4.15%, 3/01/22		625	669,144

146	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ONEOK, Inc. 4.25%, 2/01/22	U.S.$	2,025	$2,158,172
Spectra Energy Capital LLC 8.00%, 10/01/19		1,395	1,833,343
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)		2,090	2,290,207
Williams Cos., Inc. (The) 3.70%, 1/15/23		1,758	1,750,972
Williams Partners LP 3.80%, 2/15/15		1,660	1,751,322

			16,429,409

			22,872,363

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.4%
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		1,292	1,437,996
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21		1,570	1,713,950

			3,151,946

Total Corporates - Investment Grades (cost $145,485,487)			154,945,755

ASSET-BACKED SECURITIES – 9.9%
Autos - Fixed Rate – 5.8%
Ally Master Owner Trust Series 2011-3, Class A2 1.81%, 5/15/16		3,150	3,197,395
Series 2013-1, Class A2 1.00%, 2/15/18		1,555	1,554,660
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		260	259,948
Series 2011-4, Class A2 0.92%, 3/09/15		348	348,229
Series 2012-3, Class A3 0.96%, 1/09/17		2,415	2,430,422
Series 2012-4, Class A2 0.49%, 4/08/16		2,925	2,926,029
Series 2013-1, Class A2 0.49%, 6/08/16		1,707	1,707,697
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)		1,475	1,507,488
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		1,335	1,347,863

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	147

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16	U.S.$	1,469	$1,468,573
Exeter Automobile Receivables Trust Series 2012-1A, Class A 2.02%, 8/15/16(c)		840	844,602
Series 2012-2A, Class A 1.30%, 6/15/17(c)		1,552	1,560,774
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(c)	CAD	1,271	1,231,622
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14	U.S.$	1,487	1,496,531
Series 2012-D, Class B 1.01%, 5/15/18		645	643,319
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		4,475	4,487,925
Series 2013-1, Class A2 0.581%, 1/15/18		2,082	2,081,999
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(c)		1,240	1,245,771
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.86%, 6/15/16(c)		2,063	2,062,793
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		585	596,165
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(c)		509	509,208
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(c)		2,116	2,118,334
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		2,448	2,452,216
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		1,528	1,530,796
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(c)		2,190	2,196,671

148	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15	U.S.$	1,990	$1,990,162
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		1,320	1,321,117

			45,118,309

Credit Cards - Fixed Rate – 2.2%
American Express Credit Account Master Trust Series 2012-5, Class A 0.59%, 5/15/18		2,310	2,310,589
CABMT 2013 1 A /GB/AB64809 2.69%, 2/17/26		1,905	1,903,744
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		2,720	2,718,800
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		1,300	1,458,098
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		2,290	2,288,871
GE Capital Credit Card Master Note Trust Series 2012-6, Class A 1.36%, 8/17/20		2,125	2,150,910
Series 2012-7, Class A 1.76%, 9/15/22		1,835	1,824,918
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,310	1,334,108
Series 2013-A, Class A 1.61%, 12/15/21		809	808,988

			16,799,026

Autos - Floating Rate – 0.8%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.601%, 9/15/17(c)(e)		3,034	3,029,878
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.691%, 6/20/17(e)		3,340	3,351,670

			6,381,548

Credit Cards - Floating Rate – 0.6%
Discover Card Master Trust Series 2012-A4, Class A4 0.571%, 11/15/19(e)		1,825	1,837,355

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	149

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Penarth Master Issuer PLC Series 2012-1A, Class A1 0.772%, 3/18/14(c)(e)	U.S.$	2,401	$2,407,788

			4,245,143

Other ABS - Fixed Rate – 0.5%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(c)	CAD	236	228,439
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(c)	U.S.$	1,192	1,195,121
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		308	308,758
Series 2012-A, Class A3 0.94%, 5/15/17		1,605	1,614,708
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		707	709,544

			4,056,570

Total Asset-Backed Securities (cost $76,445,776)			76,600,596

COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.1%
Non-Agency Fixed Rate CMBS – 5.3%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2007-5, Class AM 5.772%, 2/10/51		618	692,246
Bear Stearns Commercial Mortgage Securities, Inc Series 2006-T24, Class AJ 5.598%, 10/12/41		805	767,500
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,350	3,786,003
Commercial Mortgage Pass-Through Certificates Series 2006-C3, Class AJ 5.798%, 6/15/38		770	756,719
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 5.793%, 5/15/46		3,835	4,457,010

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Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(c)	U.S.$	1,320	$1,318,247
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		3,780	4,306,762
Series 2007-GG9, Class AM 5.475%, 3/10/39		710	779,628
GS Mortgage Securities Corp. II Series 2012-GCJ7, Class A4 3.377%, 5/10/45		4,045	4,296,635
GS Mortgage Securities Trust Series 2013-KING 2.706%, 12/10/27(c)		2,100	2,172,870
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		2,255	2,534,951
Series 2007-CB19, Class AM 5.726%, 2/12/49		700	777,697
Series 2007-LD11, Class A4 5.82%, 6/15/49		1,091	1,253,722
Series 2007-LD12, Class AM 6.003%, 2/15/51		598	676,413
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,610	1,679,158
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		1,265	1,284,651
ML-CFC Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		3,265	3,699,170
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(c)		1,518	1,519,198
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class A4 3.185%, 3/10/46		3,276	3,385,778
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class A3 2.875%, 12/15/45		1,272	1,284,687

			41,429,045

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19		2,992	3,178,842

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	151

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.4%
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.908%, 12/05/31(c)(e)	U.S.$	1,010	$1,011,247
GS Mortgage Securities Corp. II Series 2013-KYO 1.05%, 11/08/29(c)(e)		2,035	2,039,715

			3,050,962

Total Commercial Mortgage-Backed Securities (cost $45,635,633)			47,658,849

MORTGAGE PASS-THROUGHS – 2.7%
Agency Fixed Rate 30-Year – 2.3%
Federal National Mortgage Association 6.00%, 10/01/40-5/01/41		16,448	18,054,181

Agency ARMs – 0.4%
Federal Home Loan Mortgage Corp. 2.384%, 11/01/35(e)		2,047	2,180,610
2.84%, 5/01/38(f)		1,047	1,126,747

			3,307,357

Total Mortgage Pass-Throughs (cost $21,372,005)			21,361,538

CORPORATES - NON-INVESTMENT GRADES – 1.7%
Industrial – 1.0%
Basic – 0.3%
Basell Finance Co. BV 8.10%, 3/15/27(c)		590	778,800
Eagle Spinco, Inc. 4.625%, 2/15/21(c)		157	159,551
LyondellBasell Industries NV 5.75%, 4/15/24		1,087	1,263,638

			2,201,989

Capital Goods – 0.3%
B/E Aerospace, Inc. 5.25%, 4/01/22		1,245	1,291,688
Ball Corp. 5.00%, 3/15/22		1,250	1,303,125

			2,594,813

Communications - Telecommunications – 0.1%
VimpelCom Holdings BV 5.20%, 2/13/19(c)		497	504,076

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Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.2%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22	U.S.$	1,245	$1,308,806

Consumer Cyclical - Retailers – 0.0%
Dollar General Corp. 4.125%, 7/15/17		336	355,320

Energy – 0.1%
Cimarex Energy Co. 5.875%, 5/01/22		596	636,230

			7,601,234

Financial Institutions – 0.6%
Banking – 0.6%
Citigroup, Inc. 5.95%, 1/30/23		1,935	1,971,281
Danske Bank A/S 5.684%, 2/15/17	GBP	772	1,112,605
LBG Capital No.2 PLC Series 22 15.00%, 12/21/19	EUR	1,015	1,881,688

			4,965,574

Utility – 0.1%
Electric – 0.1%
CMS Energy Corp. 5.05%, 3/15/22	U.S.$	669	752,835

Total Corporates - Non-Investment Grades (cost $12,950,455)			13,319,643

QUASI-SOVEREIGNS – 1.1%
Quasi-Sovereign Bonds – 1.1%
Indonesia – 0.2%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(c)		1,083	1,191,300

Kazakhstan – 0.2%
KazMunaiGaz Finance Sub BV 7.00%, 5/05/20(c)		1,328	1,610,200

Malaysia – 0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		1,500	1,763,099

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(c)		2,070	2,181,364

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	153

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Arab Emirates – 0.2%
IPIC GMTN Ltd. 3.75%, 3/01/17(c)	U.S.$	1,695	$1,809,412

Total Quasi-Sovereigns (cost $7,948,357)			8,555,375

AGENCIES – 1.1%
Agency Debentures – 1.1%
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22 (cost $7,890,511)		7,932	8,239,341

GOVERNMENTS - SOVEREIGN BONDS – 0.2%
Qatar – 0.2%
State of Qatar 4.50%, 1/20/22(c) (cost $1,431,340)		1,445	1,625,408

Total Investments – 140.0% (cost $1,023,016,723)			1,089,266,768
Other assets less liabilities – (40.0)%			(311,248,605)

Net Assets – 100.0%			$778,018,163

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Bond 30 Yr Futures	102	June 2013	$14,578,393	$14,665,688	$(87,295)
U.S. T-Note 5 Yr Futures	423	June 2013	52,420,709	52,445,391	(24,682)
U.S. T-Note 10 Yr Futures	75	June 2013	9,793,356	9,866,016	(72,660)

					$(184,637)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	CAD	3,911	USD	3,898	3/14/13	$107,003
Deutsche Bank AG London	JPY	1,045,799	USD	11,168	4/12/13	(117,362)
Goldman Sachs Capital Markets LP	EUR	5,572	USD	7,285	4/11/13	8,433
HSBC Bank USA	GBP	5,632	USD	8,525	4/11/13	(17,032)
Royal Bank of Canada	CAD	1,746	USD	1,736	3/14/13	43,840
Royal Bank of Scotland PLC	USD	8,007	MXN	103,576	4/12/13	75,913
State Street Bank & Trust Co.	USD	113	CAD	116	3/14/13	(537)

						$100,258

154	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

INTEREST RATE SWAP CONTRACTS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$33,270	6/7/13	0.627%	3 Month LIBOR	$(55,434)
Barclays Bank PLC	50,940	11/17/13	1.059%	3 Month LIBOR	(426,689)
Barclays Bank PLC	7,590	1/17/22	2.05%	3 Month LIBOR	(184,844)
JPMorgan Chase Bank, NA	8,040	5/17/21	3.268%	3 Month LIBOR	(1,094,297)
Morgan Stanley Capital Services Inc.	46,600	3/12/14	0.563%	3 Month LIBOR	(209,022)
Morgan Stanley Capital Services Inc.	5,480	2/21/42	2.813%	3 Month LIBOR	142,678
Morgan Stanley Capital Services Inc.	3,990	3/6/42	2.804%	3 Month LIBOR	62,556

					$(1,765,052)

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA:
Societe General., 5.25% 3/28/13, 12/20/17*	3.00%	1.64%	EUR	1,400	$123,640	$81,776	$41,864
Credit Suisse International:
Anadarko Petroleum Corp., 5.95% 9/15/16, 9/20/17*	1.00	1.20		$2,140	(16,411)	(68,631)	52,220

					$107,229	$13,145	$94,084

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at February 28, 2013
Bank of America+	0.15%	—	$70,850,846
Barclays+	0.13%	—	48,426,898
Barclays	0.21%	3/19/13	18,070,664
Barclays	0.22%	4/24/13	32,145,231
Barclays	0.23%	3/04/13	65,435,248
Morgan Stanley	0.21%	5/09/13	34,651,617
Morgan Stanley	0.21%	5/21/13	45,807,052

			$315,387,556

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on February 28, 2013.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $318,959,696.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	155

Bond Inflation Protection Portfolio—Portfolio of Investments

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,757,540.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2013, the aggregate market value of these securities amounted to $72,856,300 or 9.4% of net assets.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 28, 2013.

(e)	Floating Rate Security. Stated interest rate was in effect at February 28, 2013.

(f)	Variable rate coupon, rate shown as of February 28, 2013.

Currency Abbreviations:

CAD	– Canadian Dollar
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
MXN	– Mexican Peso
USD	– United States Dollar

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
FHLMC	– Federal Home Loan Mortgage Corporation
LIBOR	– London Interbank Offered Rates
REIT	– Real Estate Investment Trust
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

156	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 74.6%
Industrial – 64.4%
Basic – 6.3%
AK Steel Corp. 8.75%, 12/01/18(a)(b)	U.S.$	355	$386,950
Aleris International, Inc. 7.625%, 2/15/18		935	988,762
7.875%, 11/01/20		466	493,960
ArcelorMittal 6.125%, 6/01/18		1,330	1,434,136
6.75%, 2/25/22(a)		865	952,458
7.50%, 10/15/39		338	350,392
Arch Coal, Inc. 7.25%, 6/15/21(a)		594	507,870
Axiall Corp. 4.875%, 5/15/23(b)		242	245,630
Basell Finance Co. BV 8.10%, 3/15/27(b)		1,004	1,325,280
Calcipar SA 6.875%, 5/01/18(b)		479	504,746
Celanese US Holdings LLC 4.625%, 11/15/22		492	493,845
Commercial Metals Co. 6.50%, 7/15/17		1,366	1,485,525
Consol Energy, Inc. 8.25%, 4/01/20		1,485	1,637,212
Eagle Spinco, Inc. 4.625%, 2/15/21(b)		174	176,828
Huntsman International LLC 5.50%, 6/30/16(a)		400	400,000
8.625%, 3/15/21		496	560,480
Ineos Finance PLC 7.50%, 5/01/20(b)		376	405,140
8.375%, 2/15/19(b)		425	465,375
JMC Steel Group, Inc. 8.25%, 3/15/18(b)		736	782,000
LyondellBasell Industries NV 5.75%, 4/15/24		1,075	1,249,687
6.00%, 11/15/21		339	398,325
Momentive Performance Materials, Inc. 8.875%, 10/15/20		310	318,138
NOVA Chemicals Corp. 8.625%, 11/01/19		501	568,635
Novelis, Inc./GA 8.75%, 12/15/20		1,976	2,213,120

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	157

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Peabody Energy Corp. 6.00%, 11/15/18	U.S.$	275	$292,188
6.25%, 11/15/21		659	685,360
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(b)		501	531,060
Ryerson, Inc./Joseph T Ryerson & Son, Inc. 9.00%, 10/15/17(b)		400	438,000
Smurfit Kappa Acquisitions 7.75%, 11/15/19(b)	EUR	500	716,420
Steel Dynamics, Inc. 6.125%, 8/15/19(b)	U.S.$	515	551,050
6.375%, 8/15/22(b)		487	521,090
TPC Group, Inc. 8.75%, 12/15/20(b)		495	501,188
US Coatings Acquisition, Inc./Flash Dutch 2 BV 5.75%, 2/01/21(b)	EUR	280	372,865
7.375%, 5/01/21(a)(b)	U.S.$	535	553,725
Weyerhaeuser Co. 7.375%, 3/15/32		685	853,287

			24,360,727

Capital Goods – 8.4%
Ardagh Packaging Finance PLC 7.375%, 10/15/17(b)		620	675,800
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. 4.875%, 11/15/22(b)		242	238,370
5.00%, 11/15/22(b)	EUR	328	425,009
7.375%, 10/15/17(b)		650	916,496
B/E Aerospace, Inc. 5.25%, 4/01/22	U.S.$	698	724,175
BC Mountain LLC/BC Mountain Finance, Inc. 7.00%, 2/01/21(b)		403	415,090
Berry Plastics Corp. 9.75%, 1/15/21(a)		1,205	1,391,775
Bombardier, Inc. 6.125%, 1/15/23(b)		967	991,175
Cemex Espana Luxembourg 9.875%, 4/30/19(b)(c)		335	382,738
Cemex Finance LLC 9.375%, 10/12/22(a)(b)		200	232,888
9.50%, 12/14/16(b)		277	300,545
CNH America LLC 7.25%, 1/15/16		935	1,047,200
CNH Capital LLC 6.25%, 11/01/16		262	289,510
Franz Haniel & Cie GmbH 6.25%, 2/08/18	EUR	760	1,109,041

158	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Graphic Packaging International, Inc. 7.875%, 10/01/18	U.S.$	500	$550,000
HD Supply, Inc.
7.50%, 7/15/20(a)(b)		400	400,500
8.125%, 4/15/19(b)		300	337,875
10.50%, 1/15/21(b)		935	965,387
HeidelbergCement Finance Luxembourg SA 7.50%, 4/03/20	EUR	765	1,203,488
Interline Brands, Inc. 10.00%, 11/15/18(b)(d)	U.S.$	590	648,631
KUKA AG 8.75%, 11/15/17(b)	EUR	361	530,216
Lafarge SA 4.75%, 3/23/20		840	1,151,495
Manitowoc Co., Inc. (The) 8.50%, 11/01/20(a)	U.S.$	922	1,040,707
Masco Corp.
5.95%, 3/15/22		1,170	1,302,975
7.125%, 3/15/20		900	1,053,842
Polymer Group, Inc. 7.75%, 2/01/19		1,300	1,407,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19		712	764,510
7.875%, 8/15/19		1,190	1,314,950
8.25%, 2/15/21(e)		2,714	2,802,205
9.00%, 4/15/19		638	676,280
RSI Home Products, Inc. 6.875%, 3/01/18(b)		1,012	1,022,120
Sealed Air Corp. 6.875%, 7/15/33(b)		1,320	1,204,500
8.125%, 9/15/19(b)		551	618,498
8.375%, 9/15/21(b)		241	274,740
Silver II Borrower/Silver II US Holdings LLC 7.75%, 12/15/20(b)		908	944,320
TransDigm, Inc. 7.75%, 12/15/18		1,200	1,317,000
United Rentals North America, Inc. 8.25%, 2/01/21		750	850,313
8.375%, 9/15/20(a)		267	293,700
9.25%, 12/15/19		650	741,000

			32,556,314

Communications - Media – 8.7%
Allbritton Communications Co. 8.00%, 5/15/18		510	553,988
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(b)	GBP	555	869,327

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	159

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cablevision Systems Corp. 8.00%, 4/15/20	U.S.$	785	$871,350
CCO Holdings LLC/CCO Holdings Capital Corp. 6.625%, 1/31/22		580	627,850
7.00%, 1/15/19		2,250	2,424,375
7.375%, 6/01/20		750	829,687
7.875%, 4/30/18		664	708,820
8.125%, 4/30/20		219	243,911
Cequel Communications Holdings I LLC/Cequel Capital Corp. 6.375%, 9/15/20(b)		490	506,538
8.625%, 11/15/17(b)		405	433,350
Clear Channel Communications, Inc. 9.00%, 12/15/19(a)(b)		1,260	1,171,800
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22(b)		2,000	2,101,062
Series A 7.625%, 3/15/20		100	102,500
Crown Media Holdings, Inc. 10.50%, 7/15/19		470	529,925
CSC Holdings LLC 7.625%, 7/15/18(a)		535	615,250
DigitalGlobe, Inc. 5.25%, 2/01/21(b)		232	230,260
DISH DBS Corp. 6.75%, 6/01/21		350	389,375
Griffey Intermediate, Inc./Griffey Finance Sub LLC 7.00%, 10/15/20(b)		566	574,490
Hughes Satellite Systems Corp. 7.625%, 6/15/21		965	1,100,100
Intelsat Jackson Holdings SA 7.25%, 10/15/20		1,900	2,037,750
Intelsat Luxembourg SA 11.25%, 2/04/17		1,725	1,832,812
11.50%, 2/04/17(d)		1,023	1,088,362
Kabel Deutschland Holding AG 6.50%, 7/31/17(b)	EUR	640	904,485
Lamar Media Corp. 5.875%, 2/01/22(a)	U.S.$	459	498,015
Lynx II Corp.
6.375%, 4/15/23(b)		545	564,756
7.00%, 4/15/23(b)	GBP	257	402,066
Quebecor Media, Inc. 7.75%, 3/15/16	U.S.$	1,178	1,198,615

160	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

RR Donnelley & Sons Co. 7.25%, 5/15/18	U.S.$	824	$861,080
Sinclair Television Group, Inc. 6.125%, 10/01/22(b)		576	614,880
8.375%, 10/15/18(a)		600	669,000
Starz LLC / Starz Finance Corp. 5.00%, 9/15/19		425	434,563
Townsquare Radio LLC/Townsquare Radio, Inc. 9.00%, 4/01/19(b)		332	363,540
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(b)		580	585,800
7.50%, 3/15/19(b)		402	436,299
Univision Communications, Inc. 6.75%, 9/15/22(b)		645	696,600
6.875%, 5/15/19(b)		1,000	1,070,000
8.50%, 5/15/21(b)		950	1,036,687
UPCB Finance III Ltd. 6.625%, 7/01/20(b)		550	589,875
UPCB Finance V Ltd. 7.25%, 11/15/21(b)		665	731,500
XM Satellite Radio, Inc. 7.625%, 11/01/18(b)		975	1,072,500
Ziggo Bond Co. BV
8.00%, 5/15/18(b)	EUR	745	1,050,445

			33,623,588

Communications - Telecommunications – 5.7%
CenturyLink, Inc.
5.80%, 3/15/22	U.S.$	565	574,592
Series U
7.65%, 3/15/42		680	663,896
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/01/15(b)		1,050	1,136,625
Crown Castle International Corp. 7.125%, 11/01/19		1,000	1,095,000
Fairpoint Communications, Inc./Old Series 1 13.125%, 4/02/18(f)		1,966	19,661
Frontier Communications Corp. 9.00%, 8/15/31		545	561,350
Level 3 Communications, Inc. 11.875%, 2/01/19		743	858,165
Level 3 Financing, Inc.
7.00%, 6/01/20(b)		800	840,000
9.375%, 4/01/19		550	616,688

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	161

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

PAETEC Holding Corp. 9.875%, 12/01/18	U.S.$	495	$566,775
Phones4u Finance PLC 9.50%, 4/01/18(b)	GBP	345	540,392
Portugal Telecom International Finance BV 5.625%, 2/08/16	EUR	725	989,117
Sprint Capital Corp.
6.875%, 11/15/28	U.S.$	2,590	2,615,900
8.75%, 3/15/32		1,180	1,386,500
Sprint Nextel Corp.
6.00%, 11/15/22		785	792,850
9.00%, 11/15/18(b)		945	1,171,800
Sunrise Communications Holdings SA 8.50%, 12/31/18(b)	EUR	350	499,438
Telenet Finance III Luxembourg SCA 6.625%, 2/15/21(b)		420	571,635
tw telecom holdings, Inc. 8.00%, 3/01/18	U.S.$	1,039	1,129,912
Wind Acquisition Finance SA
7.25%, 2/15/18(b)		880	906,400
11.75%, 7/15/17(b)		985	1,036,712
Windstream Corp.
7.50%, 4/01/23		1,465	1,530,925
7.875%, 11/01/17		675	764,437
8.125%, 9/01/18		900	985,500

			21,854,270

Consumer Cyclical - Automotive – 2.0%
Affinia Group, Inc. 9.00%, 11/30/14		380	380,954
Allison Transmission, Inc. 7.125%, 5/15/19(b)		975	1,038,375
American Axle & Manufacturing, Inc. 6.25%, 3/15/21		463	467,051
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		427	430,736
Continental Rubber of America Corp. 4.50%, 9/15/19(b)		799	812,983
Delphi Corp. 5.00%, 2/15/23		1,015	1,056,869
General Motors Financial Co., Inc. 6.75%, 6/01/18		760	874,000
Goodyear Tire & Rubber Co. (The) 8.75%, 8/15/20		857	970,552
Meritor, Inc. 8.125%, 9/15/15		92	97,175
Navistar International Corp. 8.25%, 11/01/21		1,224	1,181,160

162	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UCI International, Inc. 8.625%, 2/15/19	U.S.$	402	$411,045

			7,720,900

Consumer Cyclical - Entertainment – 0.8%
AMC Entertainment, Inc. 9.75%, 12/01/20		425	489,812
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		385	432,644
Greektown Holdings LLC 10.75%, 12/01/13(g)(h)		525	– 0	–
NAI Entertainment Holdings LLC 8.25%, 12/15/17(b)		837	912,330
Regal Entertainment Group 9.125%, 8/15/18(a)		1,020	1,144,950

			2,979,736

Consumer Cyclical - Other – 4.3%
Broder Brothers Co. 12.00%, 10/15/13(b)(d)		354	350,917
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		825	544,500
Chester Downs & Marina LLC 9.25%, 2/01/20(b)		456	440,040
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16		1,111	1,195,714
DR Horton, Inc. 6.50%, 4/15/16		1,180	1,306,850
Felcor Lodging LP 5.625%, 3/01/23(b)		522	525,263
Isle of Capri Casinos, Inc. 7.75%, 3/15/19		545	591,325
Lennar Corp. Series B 6.50%, 4/15/16		1,260	1,387,575
M/I Homes, Inc. 8.625%, 11/15/18		790	870,975
Marina District Finance Co., Inc. 9.875%, 8/15/18		370	380,175
MGM Resorts International
6.625%, 7/15/15		1,222	1,319,760
7.75%, 3/15/22		315	346,106
NCL Corp., Ltd.
9.50%, 11/15/18		190	211,850
11.75%, 11/15/16		260	295,750
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13		1,885	1,913,275
Ryland Group, Inc. (The) 6.625%, 5/01/20		335	368,500

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	163

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19	U.S.$	703	$780,330
Standard Pacific Corp. 8.375%, 5/15/18		500	588,750
Toll Brothers Finance Corp. 5.875%, 2/15/22		525	585,779
Wolverine World Wide, Inc. 6.125%, 10/15/20(b)		251	263,550
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		1,900	2,123,250

			16,390,234

Consumer Cyclical - Restaurants – 0.2%
CKE Restaurants, Inc. 11.375%, 7/15/18		675	786,375

Consumer Cyclical - Retailers – 2.4%
Asbury Automotive Group, Inc. 8.375%, 11/15/20		357	398,055
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19		960	1,058,400
Dollar General Corp. 4.125%, 7/15/17		486	513,945
J Crew Group, Inc. 8.125%, 3/01/19(a)		1,040	1,115,400
Limited Brands, Inc.
5.625%, 2/15/22		503	531,923
6.625%, 4/01/21		400	451,000
6.90%, 7/15/17		1,063	1,219,792
Michaels Stores, Inc. 7.75%, 11/01/18		500	545,625
Rite Aid Corp.
8.00%, 8/15/20		1,000	1,135,000
10.25%, 10/15/19		648	750,060
Sally Holdings LLC/Sally Capital, Inc. 5.75%, 6/01/22		606	640,087
Toys R US – Delaware, Inc. 7.375%, 9/01/16(a)(b)		805	817,075

			9,176,362

Consumer Non-Cyclical – 10.9%
Air Medical Group Holdings, Inc. 9.25%, 11/01/18		1,169	1,293,206
Alere, Inc. 8.625%, 10/01/18		800	840,000
ARAMARK Corp.
5.75%, 3/15/20(b)		244	248,880
8.50%, 2/01/15(a)		1,710	1,718,567

164	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Biomet, Inc. 6.50%, 10/01/20(b)	U.S.$	925	$952,750
Capsugel FinanceCo SCA 9.875%, 8/01/19(b)	EUR	740	1,086,870
Care UK Health & Social Care PLC 9.75%, 8/01/17(b)	GBP	510	779,498
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(d)	U.S.$	175	175,737
Cerba European Lab 7.00%, 2/01/20(b)	EUR	850	1,115,266
Chiquita Brands International, Inc./Chiquita Brands LLC 7.875%, 2/01/21(b)	U.S.$	319	324,583
CHS/Community Health Systems, Inc.
7.125%, 7/15/20		401	432,077
8.00%, 11/15/19		396	437,085
Constellation Brands, Inc. 6.00%, 5/01/22		1,107	1,209,397
ConvaTec Healthcare E SA 10.50%, 12/15/18(b)		386	427,977
Del Monte Corp. 7.625%, 2/15/19		595	617,312
Dole Food Co., Inc. 8.00%, 10/01/16(b)		500	521,875
Elizabeth Arden, Inc. 7.375%, 3/15/21		445	493,950
Emergency Medical Services Corp. 8.125%, 6/01/19		1,123	1,225,474
Endo Health Solutions, Inc. 7.25%, 1/15/22		255	277,313
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc. 9.875%, 2/01/20(b)		582	632,925
Fresenius Medical Care US Finance, Inc. 6.50%, 9/15/18(b)		385	435,050
Grifols, Inc. 8.25%, 2/01/18		700	768,250
HCA, Inc.
6.375%, 1/15/15		1,698	1,821,105
6.50%, 2/15/20		3,125	3,500,000
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		600	618,000
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(a)(b)		995	1,141,762
Jarden Corp. 7.50%, 1/15/20		280	305,900

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	165

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JBS USA LLC/JBS USA Finance, Inc.
7.25%, 6/01/21(b)	U.S.$	215	$222,525
8.25%, 2/01/20(b)		764	819,390
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18(b)		1,015	1,093,662
Minerva Luxembourg SA 7.75%, 1/31/23(b)		925	993,219
New Albertsons, Inc. 7.45%, 8/01/29(a)		1,870	1,346,400
Party City Holdings, Inc. 8.875%, 8/01/20(b)		640	696,000
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 8.25%, 9/01/17		825	882,750
Post Holdings, Inc. 7.375%, 2/15/22		398	429,840
Priory Group No 3 PLC 7.00%, 2/15/18(b)	GBP	665	1,041,626
R&R Ice Cream PLC 8.375%, 11/15/17(b)	EUR	600	849,521
Select Medical Holdings Corp. 6.429%, 9/15/15(c)	U.S.$	500	500,000
Serta Simmons Holdings LLC 8.125%, 10/01/20(a)(b)		343	350,289
Spectrum Brands Escrow Corp. 6.375%, 11/15/20(b)		48	51,060
6.625%, 11/15/22(b)		84	90,510
Spectrum Brands, Inc. 6.75%, 3/15/20(b)		900	969,750
Stater Bros Holdings, Inc. 7.375%, 11/15/18		390	419,006
STHI Holding Corp. 8.00%, 3/15/18(b)		175	191,188
Tenet Healthcare Corp. 8.875%, 7/01/19		900	1,017,000
United Surgical Partners International, Inc. 9.00%, 4/01/20		382	429,750
Universal Hospital Services, Inc. 3.902%, 6/01/15(c)		895	890,525
Valeant Pharmaceuticals International 6.875%, 12/01/18(b)		825	896,156
7.00%, 10/01/20(b)		1,215	1,325,869
7.25%, 7/15/22(b)		210	231,788
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 7.75%, 2/01/19(a)		727	778,799
8.00%, 2/01/18		170	181,050

166	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Voyage Care Bondco PLC 6.50%, 8/01/18(b)	GBP	600	$926,159
VPI Escrow Corp. 6.375%, 10/15/20(b)	U.S.$	800	861,000

			41,885,641

Energy – 7.0%
Antero Resources Finance Corp. 7.25%, 8/01/19		384	411,840
9.375%, 12/01/17		495	539,550
ATP Oil & Gas Corp./United States 11.875%, 5/01/15(f)		410	18,963
Basic Energy Services, Inc. 7.75%, 2/15/19		500	510,000
Bill Barrett Corp. 7.625%, 10/01/19		400	422,000
Bristow Group, Inc. 6.25%, 10/15/22		222	238,650
Chaparral Energy, Inc. 7.625%, 11/15/22		835	905,975
CHC Helicopter SA 9.25%, 10/15/20		609	642,495
Chesapeake Energy Corp. 2.50%, 5/15/37		1,225	1,168,344
Cie Generale de Geophysique – Veritas 6.50%, 6/01/21		800	832,000
Continental Resources, Inc./OK 5.00%, 9/15/22		814	875,050
Denbury Resources, Inc. 6.375%, 8/15/21		1,202	1,313,185
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		489	524,452
9.25%, 12/15/17		800	904,000
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19		823	897,070
Forest Oil Corp. 7.25%, 6/15/19		739	744,542
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		543	570,150
Key Energy Services, Inc. 6.75%, 3/01/21(b)		435	441,525
6.75%, 3/01/21		466	475,320
Laredo Petroleum, Inc. 7.375%, 5/01/22		369	400,365
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19(b)		369	376,380

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	167

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Newfield Exploration Co. 7.125%, 5/15/18	U.S.$	1,135	$1,181,819
Offshore Group Investment Ltd. 7.50%, 11/01/19(b)		483	498,094
11.50%, 8/01/15		642	699,780
Oil States International, Inc. 6.50%, 6/01/19		722	772,540
Petroleum Geo-Services ASA 7.375%, 12/15/18(b)		348	382,800
PHI, Inc. 8.625%, 10/15/18		400	435,000
Pioneer Energy Services Corp. 9.875%, 3/15/18		716	782,230
Plains Exploration & Production Co. 6.50%, 11/15/20		344	384,420
6.625%, 5/01/21		500	556,875
6.75%, 2/01/22		1,485	1,685,475
Precision Drilling Corp. 6.50%, 12/15/21		299	316,940
QEP Resources, Inc. 5.375%, 10/01/22		1,100	1,152,250
Range Resources Corp. 5.75%, 6/01/21		1,060	1,128,900
SandRidge Energy, Inc. 7.50%, 3/15/21-2/15/23		641	670,545
8.125%, 10/15/22		435	468,169
8.75%, 1/15/20		775	833,125
SESI LLC 7.125%, 12/15/21		563	623,522
Tervita Corp. 8.00%, 11/15/18(b)		754	776,620
W&T Offshore, Inc. 8.50%, 6/15/19(a)		550	588,500

			27,149,460

Other Industrial – 1.4%
A123 Systems, Inc. 3.75%, 4/15/16(f)		270	195,750
Brightstar Corp. 9.50%, 12/01/16(b)		883	944,810
General Cable Corp. 5.75%, 10/01/22(b)		387	396,675
Hologic, Inc. 6.25%, 8/01/20(b)		291	307,005
Interline Brands, Inc./NJ 7.50%, 11/15/18		704	762,080
Laureate Education, Inc. 9.25%, 9/01/19(b)		889	966,788

168	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Neenah Foundry Co. 15.00%, 7/29/15(d)(h)	U.S.$	347	$319,501
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		950	741,000
Rexel SA 6.125%, 12/15/19(b)		645	677,250

			5,310,859

Services – 1.5%
Cerved Technologies SpA 6.375%, 1/15/20(b)	EUR	241	313,064
8.00%, 1/15/21(b)		270	342,805
Live Nation Entertainment, Inc. 7.00%, 9/01/20(b)	U.S.$	284	304,590
Lottomatica Group SpA 8.25%, 3/31/66(b)	EUR	730	969,730
Mobile Mini, Inc. 7.875%, 12/01/20	U.S.$	309	343,762
Realogy Group LLC 7.625%, 1/15/20(b)		449	506,247
Sabre, Inc. 8.50%, 5/15/19(b)		847	923,230
ServiceMaster Co./TN 7.00%, 8/15/20(b)		319	324,583
8.00%, 2/15/20		342	362,520
Travelport LLC/Travelport, Inc. 9.00%, 3/01/16(a)		566	517,890
West Corp. 7.875%, 1/15/19(a)		880	919,600

			5,828,021

Technology – 4.2%
Avaya, Inc. 7.00%, 4/01/19(b)		102	97,410
9.75%, 11/01/15		972	956,205
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18		671	743,133
8.50%, 4/01/19		1,049	1,156,522
Ceridian Corp. 8.875%, 7/15/19(b)		821	925,677
CommScope, Inc. 8.25%, 1/15/19(b)		760	824,600
CPI International, Inc. 8.00%, 2/15/18		704	726,880
First Data Corp. 6.75%, 11/01/20(b)		652	668,300
7.375%, 6/15/19(b)		3,600	3,780,000

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	169

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Freescale Semiconductor, Inc. 8.875%, 12/15/14	U.S.$	152	$153,520
10.125%, 12/15/16		212	218,095
Infor US, Inc. 9.375%, 4/01/19		318	356,955
10.00%, 4/01/19	EUR	251	360,462
Iron Mountain, Inc. 5.75%, 8/15/24	U.S.$	533	531,668
MMI International Ltd. 8.00%, 3/01/17(b)		475	491,625
NCR Corp. 5.00%, 7/15/22(b)		241	239,795
Sanmina Corp. 7.00%, 5/15/19(a)(b)		603	622,598
Seagate HDD Cayman 7.00%, 11/01/21		769	834,365
Sensata Technologies BV 6.50%, 5/15/19(b)		800	860,000
Serena Software, Inc. 10.375%, 3/15/16		702	714,285
SunGard Data Systems, Inc. 7.625%, 11/15/20		800	866,000

			16,128,095

Transportation - Airlines – 0.1%
TAM Capital 3, Inc. 8.375%, 6/03/21(b)		465	518,475

Transportation - Services – 0.5%
HDTFS, Inc. 5.875%, 10/15/20(b)		360	374,400
6.25%, 10/15/22(b)		145	155,875
Hertz Corp. (The) 6.75%, 4/15/19		1,236	1,331,790

			1,862,065

			248,131,122

Utility – 5.2%
Electric – 4.2%
AES Corp./VA 7.375%, 7/01/21		489	552,570
7.75%, 3/01/14		630	666,225
8.00%, 10/15/17		1,240	1,432,200
Calpine Corp. 7.25%, 10/15/17(b)		1,250	1,329,687
7.875%, 1/15/23(b)		450	498,375
CMS Energy Corp. 6.25%, 2/01/20		1,000	1,185,010

170	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

			Principal Amount (000)	U.S. $ Value

DPL, Inc. 7.25%, 10/15/21		U.S.$	463	$496,568
EDP Finance BV 5.875%, 2/01/16(b)		EUR	430	592,307
6.00%, 2/02/18(b)	U.S.$		705	736,725
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 6.875%, 8/15/17(b)			994	1,048,670
10.00%, 12/01/20			792	898,920
10.00%, 12/01/20(b)			694	782,485
11.25%, 12/01/18(b)(d)			373	357,148
GenOn Americas Generation LLC 8.50%, 10/01/21(a)			725	851,875
GenOn Energy, Inc. 7.875%, 6/15/17			840	932,400
NRG Energy, Inc. 7.875%, 5/15/21			901	1,011,372
8.25%, 9/01/20			825	933,281
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67			375	398,438
Techem Energy Metering Service GmbH & Co. KG 7.875%, 10/01/20(b)		EUR	300	419,081
Techem GmbH 6.125%, 10/01/19(b)			300	416,144
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(b)		U.S.$	761	570,750

				16,110,231

Natural Gas – 1.0%
Access Midstream Partners LP/ACMP Finance Corp. 4.875%, 5/15/23			556	550,440
Kinder Morgan Finance Co. ULC 5.70%, 1/05/16(a)			1,765	1,921,127
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21			1,040	1,123,200
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 2/01/21			330	359,700

				3,954,467

				20,064,698

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	171

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 5.0%
Banking – 1.6%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	980	$1,106,714
Ally Financial, Inc. 8.00%, 11/01/31	U.S.$	501	626,250
BBVA International Preferred SAU 5.919%, 4/18/17		363	304,920
HBOS Capital Funding No2 LP 6.071%, 6/30/14(b)		665	578,550
HT1 Funding GmbH 6.352%, 6/30/17	EUR	825	931,673
LBG Capital No.1 PLC 8.00%, 6/15/20(b)	U.S.$	370	394,926
Regions Financing Trust II 6.625%, 5/15/47		650	650,000
Swedbank AB 5.75%, 3/17/16	GBP	340	531,941
UBS AG/Jersey 4.28%, 4/15/15	EUR	820	1,049,140

			6,174,114

Brokerage – 0.6%
E*Trade Financial Corp. 6.375%, 11/15/19	U.S.$	513	534,802
6.75%, 6/01/16		329	351,208
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(i)		5,500	1,430,000

			2,316,010

Finance – 1.3%
Air Lease Corp. 5.625%, 4/01/17(a)		294	311,640
Capmark Financial Group, Inc. 7.875%, 5/10/12		1,666	– 0	–
CIT Group, Inc. 5.25%, 3/15/18		1,400	1,505,000
International Lease Finance Corp. 5.875%, 4/01/19		2,200	2,363,759
Residential Capital LLC 9.625%, 5/15/15(f)		375	409,688
Speedy Group Holdings Corp. 12.00%, 11/15/17(b)		519	529,380

			5,119,467

Insurance – 0.3%
Genworth Financial, Inc. 6.15%, 11/15/66		295	258,863

172	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)	U.S.$	410	$472,525
XL Group PLC Series E 6.50%, 4/15/17		420	409,500

			1,140,888

Other Finance – 1.2%
CNG Holdings, Inc./OH 9.375%, 5/15/20(b)		732	721,935
FTI Consulting, Inc. 6.75%, 10/01/20(a)		500	531,250
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18		1,481	1,586,521
iPayment Holdings, Inc. 15.00%, 11/15/18(d)		304	230,515
iPayment, Inc. 10.25%, 5/15/18		860	795,500
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(b)		599	640,930

			4,506,651

			19,257,130

Total Corporates – Non-Investment Grades (cost $267,378,518)			287,452,950

CORPORATES – INVESTMENT GRADES – 5.8%
Financial Institutions – 3.2%
Banking – 1.5%
Banco de Bogota SA 5.375%, 2/19/23(b)		240	247,948
Barclays Bank PLC 7.625%, 11/21/22(a)		775	773,062
BNP Paribas SA 8.667%, 9/11/13	EUR	650	863,458
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16(b)	U.S.$	410	441,775
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30(b)		544	761,381
Lloyds TSB Bank PLC 11.875%, 12/16/21(b)	EUR	580	944,818
Sovereign Bank/Wilmington DE 8.75%, 5/30/18	U.S.$	360	433,384
Turkiye Garanti Bankasi AS 5.25%, 9/13/22(b)		672	706,106
Turkiye Vakiflar Bankasi Tao 5.75%, 4/24/17(b)		425	463,365

			5,635,297

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	173

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 0.5%
General Electric Capital Corp. Series A 7.125%, 6/15/22	U.S.$	800	$923,857
SLM Corp. 7.25%, 1/25/22		335	369,002
8.00%, 3/25/20		580	671,350

			1,964,209

Insurance – 0.8%
MetLife Capital Trust IV 7.875%, 12/15/37(b)		750	926,250
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(b)		489	547,658
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		575	834,917
Swiss Re Capital I LP 6.854%, 5/25/16(b)		580	613,350
Swiss Reinsurance Co. via ELM BV 5.252%, 5/25/16	EUR	100	130,489

			3,052,664

REITS – 0.4%
EPR Properties 7.75%, 7/15/20	U.S.$	842	1,000,871
Senior Housing Properties Trust 6.75%, 12/15/21		600	693,823

			1,694,694

			12,346,864

Industrial – 2.3%
Capital Goods – 0.5%
Mohawk Industries, Inc. 6.375%, 1/15/16		627	706,942
Mondi Consumer Packaging International AG 9.75%, 7/15/17(b)	EUR	517	766,090
Tyco International Finance SA 8.50%, 1/15/19	U.S.$	375	487,728

			1,960,760

Communications - Media – 0.4%
Virgin Media Secured Finance PLC 6.50%, 1/15/18		1,500	1,601,250

Communications - Telecommunications – 0.2%
Qwest Corp. 6.875%, 9/15/33		720	718,200

174	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.4%
Host Hotels & Resorts LP Series Q 6.75%, 6/01/16	U.S.$	643	$659,075
Seminole Indian Tribe of Florida 6.535%, 10/01/20(b)		94	102,917
7.75%, 10/01/17(b)		631	683,846

			1,445,838

Consumer Cyclical - Retailers – 0.1%
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16		402	469,296

Energy – 0.7%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		856	862,188
Petrohawk Energy Corp. 7.25%, 8/15/18		450	504,252
Pioneer Natural Resources Co. 5.875%, 7/15/16		995	1,124,970

			2,491,410

			8,686,754

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
Petrobras International Finance Co. - Pifco 5.375%, 1/27/21		850	927,935

Utility – 0.1%
Natural Gas – 0.1%
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		420	479,850
Total Corporates - Investment Grades (cost $20,008,598)			22,441,403

BANK LOANS – 3.5%
Industrial – 3.4%
Basic – 0.3%
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.) 5.25%, 10/18/17(c)		603	610,717
Patriot Coal Corporation 9.25%, 12/31/13(c)		250	251,095
Unifrax Holding Co. 11/01/18(j)	EUR	250	326,388

			1,188,200

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	175

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.1%
Serta Simmons Holdings LLC 5.00%, 10/01/19(c)	U.S.$	500	$505,400

Communications - Telecommunications – 0.2%
Alcatel-Lucent USA, Inc. 7.25%, 1/30/19(c)(j)		600	606,600

Consumer Cyclical - Automotive – 0.3%
Schaeffler AG 6.00%, 1/27/17(c)		448	447,435
TI Group Automotive Systems, LLC 6.75%, 3/14/18(c)		794	797,970

			1,245,405

Consumer Cyclical - Entertainment – 0.5%
ClubCorp Club Operations, Inc. 5.00%, 11/30/16(c)		539	547,759
Harrah’s Las Vegas Propco, LLC 3.69%, 2/13/14(c)		1,500	1,380,000

			1,927,759

Consumer Cyclical - Other – 0.5%
Las Vegas Sands, LLC 2.71%, 11/23/16(c)		1,337	1,341,316
Station Casinos LLC 2/13/20(j)		375	371,250

			1,712,566

Consumer Cyclical - Retailers – 0.3%
Harbor Freight Tools USA, Inc./Central Puchasing LLC 5.50%, 11/14/17(c)		498	502,475
Supervalu Inc. 3/21/19(j)		550	556,188

			1,058,663

Consumer Non-Cyclical – 0.4%
BJ’s Wholesale Club, Inc. 9.75%, 3/26/20(c)		400	413,252
Immucor, Inc. (fka IVD Acquisition Corporation) 5.00%, 8/19/18(c)		593	591,782
Kinetic Concepts, Inc. 5.50%, 5/04/18(c)		396	400,886
Par Pharmaceutical Companies, Inc. (Par Pharmaceutical, Inc.) 4.25%, 9/30/19(c)		299	298,876

			1,704,796

176	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.3%
Asurion, LLC (fka Asurion Corporation) 4.50%, 5/24/19(c)	U.S.$	300	$300,876
Navistar, Inc. 7.00%, 8/17/17(c)		599	605,083
Silver II Borrower S.C.A (Silver II US Holdings, LLC) 4.00%, 12/13/19(c)		275	275,000

			1,180,959

Technology – 0.5%
Avaya, Inc. 3.04%, 10/24/14(c)(j)		258	256,204
Blackboard, Inc. 11.50%, 4/04/19(c)		1,100	1,074,700
Eastman Kodak Company 8.50%, 7/20/13(c)		70	70,116
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(c)		683	591,216

			1,992,236

			13,122,584

Financial Institutions – 0.1%
REITS – 0.1%
iStar Financial, Inc. 5.25%, 3/19/16(c)		202	203,907

Total Bank Loans (cost $13,198,366)			13,326,491

EMERGING MARKETS - CORPORATE BONDS – 3.1%
Industrial – 2.6%
Basic – 0.5%
Severstal OAO Via Steel Capital SA 5.90%, 10/17/22(b)		293	299,970
9.25%, 4/19/14(b)		508	548,081
Vedanta Resources PLC 8.75%, 1/15/14(a)(b)		900	943,920

			1,791,971

Communications - Media – 0.2%
Columbus International, Inc. 11.50%, 11/20/14(b)		698	782,632

Consumer Cyclical - Other – 0.3%
Studio City Finance Ltd. 8.50%, 12/01/20(b)		1,025	1,126,219

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	177

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non - Cyclical – 1.3%
Agrokor DD 9.875%, 5/01/19(b)	EUR	630	$912,971
Corp. Azucarera del Peru SA 6.375%, 8/02/22(b)	U.S.$	562	605,761
Foodcorp Pty Ltd. 8.75%, 3/01/18(b)	EUR	642	919,884
Tonon Bioenergia SA 9.25%, 1/24/20(b)	U.S.$	775	780,238
USJ Acucar e Alcool SA 9.875%, 11/09/19(b)		850	945,625
Virgolino de Oliveira Finance Ltd. 10.50%, 1/28/18(b)		930	979,988

			5,144,467

Energy – 0.1%
Golden Close Maritime Corp,. Ltd 11.00%, 12/09/15		400	427,968

Other Industrial – 0.2%
Marfrig Holding Europe BV 8.375%, 5/09/18(b)		997	972,075

			10,245,332

Financial Institutions – 0.5%
Banking – 0.2%
Banco de Reservas de LA Republica Dominicana 7.00%, 2/01/23(b)		875	870,625

Finance – 0.3%
Sistema International Funding SA 6.95%, 5/17/19(b)		850	920,687

			1,791,312

Total Emerging Markets - Corporate Bonds (cost $11,552,226)			12,036,644

EMERGING MARKETS - SOVEREIGNS – 2.4%
Argentina – 0.5%
Argentina Boden Bonds 7.00%, 10/03/15		2,100	1,717,683

Croatia – 0.3%
Croatia Government International Bond 6.25%, 4/27/17(b)		1,060	1,142,097

Hungary – 0.3%
Hungary Government International Bond 6.375%, 3/29/21		1,130	1,218,705

178	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Serbia – 0.2%
Republic of Serbia 4.875%, 2/25/20(b)	U.S.$	578	$566,685

Turkey – 0.3%
Turkey Government International Bond 6.25%, 9/26/22		1,051	1,274,338

Ukraine – 0.2%
Ukraine Government International Bond 6.75%, 11/14/17(b)		930	941,625

Venezuela – 0.6%
Venezuela Government International Bond 7.00%, 3/31/38(b)		2,675	2,224,262

Total Emerging Markets - Sovereigns (cost $7,604,804)			9,085,395

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.1%
Non-Agency Floating Rate – 1.2%
Greenpoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.422%, 6/25/37(c)		608	437,175
HarborView Mortgage Loan Trust Series 2007-4, Class 2A1 0.422%, 7/19/47(c)		930	737,308
Lehman XS Trust Series 2007-4N, Class 3A2A 0.924%, 3/25/47(c)		296	231,287
Residential Accredit Loans, Inc. Series 2005-QA10, Class A31
3.799%, 9/25/35(c)		1,697	1,370,226
Series 2007-QH6, Class A1
0.392%, 7/25/37(c)		1,673	1,284,079
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.671%, 8/25/47(c)		657	519,616

			4,579,691

Non-Agency Fixed Rate – 0.9%
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		471	419,387
Indymac Index Mortgage Loan Trust Series 2006-AR31 5.169%, 11/25/36		1,384	1,257,922

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	179

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A8 6.00%, 2/25/36	U.S.$	1,138	$952,445
Series 2006-QS2, Class 1A9 5.50%, 2/25/36		1,151	932,068

			3,561,822

Total Collateralized Mortgage Obligations (cost $7,771,039)			8,141,513

COMMERCIAL MORTGAGE - BACKED SECURITIES – 1.8%
Non-Agency Fixed Rate CMBS – 1.8%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		167	165,895
Bear Stearns Commercial Mortgage Securities, Inc Series 2006-T24, Class AJ 5.598%, 10/12/41		1,000	953,416
GS Mortgage Securities Corp. II Series 2006-GG6, Class AJ 5.638%, 4/10/38		1,000	982,838
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		1,565	1,538,116
ML-CFC Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		315	289,942
Morgan Stanley Capital I Trust Series 2007-T27, Class AJ 5.649%, 6/11/42		970	967,237
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class AJ 5.368%, 11/15/48		1,000	884,961
WFDB Commercial Mortgage Trust Series 2011-BXR, Class E 6.403%, 7/05/24(b)		1,300	1,337,185

Total Commercial Mortgage-Backed Securities (cost $6,860,826)			7,119,590

GOVERNMENTS - TREASURIES – 1.7%
Canada – 0.4%
Canadian Government Bond 2.00%, 6/01/16	CAD	550	547,520
3.25%, 6/01/21		925	1,000,704

			1,548,224

180	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Kingdom – 0.7%
United Kingdom Gilt 2.00%, 1/22/16	GBP	1,725	$2,737,996

United States – 0.6%
U.S. Treasury Bonds 3.125%, 11/15/41-2/15/42(k)	U.S.$	2,192	2,215,840

Total Governments - Treasuries (cost $6,606,557)			6,502,060

QUASI-SOVEREIGNS – 1.6%
Quasi-Sovereign Bonds – 1.6%
Kazakhstan – 0.7%
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO 6.25%, 5/20/15(b)		875	938,437
KazMunayGas National Co. 8.375%, 7/02/13(b)		400	408,200
9.125%, 7/02/18(b)		950	1,215,677

			2,562,314

Russia – 0.3%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(b)		955	1,048,113

Trinidad & Tobago – 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(b)		750	995,625

United States – 0.2%
Citgo Petroleum Corp. 11.50%, 7/01/17(b)		891	1,015,740

Venezuela – 0.2%
Petroleos de Venezuela SA 5.25%, 4/12/17(b)		800	708,000

Total Quasi-Sovereigns (cost $5,045,861)			6,329,792

		Shares
COMMON STOCKS – 1.5%
Beazer Homes USA, Inc.(i)		22,502	350,356
Crown Castle International Corp.(i)		9,194	641,741
Greektown Superholdings, Inc.(g)(h)(i)		397	23,820
Isle of Capri Casinos, Inc.(i)		59,535	394,717
Keystone Automotive Operations, Inc.(g)(h)		61,065	605,152
Las Vegas Sands Corp.		8,388	431,898
LifePoint Hospitals, Inc.(i)		13,469	593,848

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	181

High-Yield Portfolio—Portfolio of Investments

Company		Shares	U.S. $ Value

LyondellBasell Industries NV		6,076	$356,175
Meritor, Inc.(i)		40,824	179,626
Neenah Enterprises, Inc.(g)(h)(i)		58,199	378,294
SBA Communications Corp. - Class A(i)		9,819	698,328
Seagate Technology PLC		12,533	403,061
Vanguard Health Systems, Inc.(i)		39,452	586,651
Voyager Learning Exchange(g)(h)(i)		982,000	1

Total Common Stocks (cost $5,743,354)			5,643,668

PREFERRED STOCKS – 1.2%
Financial Institutions – 1.1%
Banking – 0.8%
Citigroup Capital XIII 7.875%(e)		5,000	141,719
Royal Bank of Scotland Group PLC 6.40%		60,000	1,387,800
US Bancorp 6.50%		35,000	1,013,250
Zions Bancorporation 9.50%		27,300	705,705

			3,248,474

REITS – 0.3%
Health Care REIT, Inc. 6.50%		13,825	376,303
Sovereign Real Estate Investment Trust 12.00%(b)		624	813,818

			1,190,121

			4,438,595

Industrial – 0.1%
Basic – 0.1%
ArcelorMittal Series 0000 6.00%		9,350	218,790

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		36,525	80,355

Total Preferred Stocks (cost $5,024,075)			4,737,740

		Principal Amount (000)
ASSET-BACKED SECURITIES – 0.7%
Home Equity Loans - Fixed Rate – 0.5%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35	U.S.$	737	526,696

182	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2007-6, Class 3A5 5.72%, 5/25/37	U.S.$	1,353	$1,171,047

			1,697,743

Home Equity Loans - Floating Rate – 0.2%
GSAA Home Equity Trust Series 2006-6, Class AF5 5.203%, 3/25/36(c)		1,398	875,522

Total Asset-Backed Securities (cost $2,312,250)			2,573,265

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.4%
United States – 0.4%
California GO 7.60%, 11/01/40		325	479,723
7.95%, 3/01/36		700	877,114

Total Local Governments - Municipal Bonds (cost $1,030,409)			1,356,837

		Contracts
OPTIONS PURCHASED – PUTS – 0.2%
Options on Forward Contracts – 0.1%
JPY/USD Expiration: Mar 2013, Exercise Price: JPY 81.27(i)(l)		375,710,000	567,209
EUR/USD Expiration: Mar 2013, Exercise Price: EUR 1.20(i)(l)		1,920,000	3

			567,212

Options on Equities – 0.1%
American Axle & MFG Holdings Expiration: Jul 2013, Exercise Price: $ 12.00(i)(m)		387	36,765
Boyd Gaming Corp. Expiration: Jan 2014, Exercise Price: $ 5.00(i)(m)		2,925	182,812

			219,577

Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Mar 2013, Exercise Price: $ 139.00(i)(m)		74,800	11,220
Expiration: Apr 2014, Exercise Price: $ 148.00(i)(m)		18,500	36,260

			47,480

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	183

High-Yield Portfolio—Portfolio of Investments

Company		Contracts	U.S. $ Value

Total Options Purchased – Puts (cost $723,629)			$834,269

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN AGENCIES – 0.1%
Norway – 0.1%
Eksportfinans ASA 2.375%, 5/25/16 (cost $473,127)	U.S.$	539	513,936

		Contracts
OPTIONS PURCHASED – CALLS – 0.1%
Options on Equities – 0.1%
Beazer Homes USA, Inc. Expiration: Jan 2014, Exercise Price: $ 17.00(i)(m) (cost $315,580)		1,115	248,087

		Shares
WARRANTS – 0.0%
Fairpoint Communications, Inc., expiring 1/24/18(g)(h)(i)		12,643	– 0	–
iPayment Holdings, Inc., expiring 11/15/18(i)		272	– 0	–
Talon Equity Co. NV, expiring 11/24/15(g)(h)(i)		671	– 0	–

Total Warrants (cost $0)			– 0	–

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AllianceBerstein Fixed-Income Shares Inc.—Government STIF Portfolio, 0.12%(n) (cost $5,524,468)		5,524,468	5,524,468

Total Investments – 102.2% (cost $367,173,687)			393,868,108
Other assets less liabilities – (2.2)%			(8,436,656)

Net Assets – 100.0%			$385,431,452

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Russell 2000 Mini Index Futures	37	March 2013	$3,352,968	$3,367,740	$14,772

184	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
U.S. T-Note 2 Yr Futures	206	June 2013	$45,410,221	$45,416,562	$6,341
U.S. T-Note 5 Yr Futures	522	June 2013	64,655,177	64,719,844	64,667
Ultra Long U.S. T-Bond Futures	22	June 2013	3,434,391	3,476,000	41,609
Sold Contracts
U.S. T-Note 10 Yr Futures	133	June 2013	17,389,526	17,495,734	(106,208)

					$21,181

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	22,460	USD	29,356	4/11/13	$25,122
Barclays Bank PLC Wholesale	JPY	163,596	USD	1,747	4/12/13	(18,182)
Citibank, NA	GBP	5,873	USD	8,892	4/11/13	(15,946)
Royal Bank of Canada	CAD	1,735	USD	1,726	3/14/13	43,574
Royal Bank of Scotland PLC	USD	1,919	NOK	10,615	3/07/13	(70,515)
Royal Bank of Scotland PLC	USD	1,878	MXN	24,293	4/12/13	17,805
State Street Bank & Trust Co.	GBP	555	USD	840	4/11/13	(1,942)

						$(20,084)

CALL OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Beazer Homes USA, Inc.(m)	1,115	$25.00	January 2014	$116,480	$(58,538)

PUT OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Boyd Gaming Corp.(m)	2,925	$7.00	January 2014	$473,729	$(475,312)

CURRENCY OPTIONS WRITTEN (see Note C)

Description	Exercise Price		Expiration Date	Contracts (000)		Premiums Received	U.S. $ Value
Put - JPY vs. USD(l)	JPY	81.27	3/14/13	JPY	375,710	$156,950	$(567,209)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note C)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
CDX-NAHY Series 19 5 Year Index	Barclays Bank PLC	Sell	98.00%	3/20/13	$5,360	$119,528	$(2,111)
CDX-NAHY Series 19 5 Year Index	Bank of America, NA	Sell	98.00	3/20/13	9,650	223,880	(3,801)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	185

High-Yield Portfolio—Portfolio of Investments

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
CDX-NAHY Series 19 5 Year Index	JPMorgan Chase Bank, NA	Sell	102.00%	4/17/13	$3,900	$56,550	$(38,677)

						$399,958	$(44,589)

INTEREST RATE SWAP CONTRACTS (see Note C)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA		$7,600	9/11/22	1.774%	3 Month LIBOR	$27,194
Citibank, NA		20,280	9/14/17	0.836%	3 Month LIBOR	(83,897)
Credit Suisse International		50,000	10/29/14	0.410%	3 Month LIBOR	(101,555)
Credit Suisse International		12,000	1/31/15	0.435%	3 Month LIBOR	(14,766)
Deutsche Bank AG	GBP	9,320	10/4/22	1.860%	6 Month LIBOR	75,727
Deutsche Bank AG		3,930	10/4/42	6 Month LIBOR	2.968%	(147,497)
Deutsche Bank AG	GBP	250	2/22/43	6 Month LIBOR	3.213%	6,398
Goldman Sachs International		$20,420	9/18/17	0.853%	3 Month LIBOR	(97,642)
Goldman Sachs International		20,700	11/13/17	0.779%	3 Month LIBOR	28,221

						$(307,817)

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC:
Alcatel-Lucent USA, Inc., 6.50% 1/15/28 3/20/17*	(5.00)%	7.05%	$200	$12,170	$15,703	$(3,533)
Bolivarian Republic of Venezuela, 9.25%, 9/15/27, 6/20/16*	(5.00)	6.26	2,800	73,153	368,418	(295,265)
Fifth & Pacific Companies, Inc., 5.00% 7/08/13, 12/20/13*	(5.00)	0.29	180	(8,668)	1,143	(9,811)
Nokia OYJ, 6.75% 2/04/19, 9/20/14*	(5.00)	1.93	1,420	(74,191)	88,959	(163,150)
The McClatchy Co., 5.75% 9/01/17, 12/20/13*	(5.00)	0.91	180	(7,558)	2,143	(9,701)

186	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA:
CDX-NAHY Series 17 5 Year Index, 12/20/16*	(5.00)%	3.68%	$2,880	$(158,000)	$64,950	$(222,950)
CDX-NAHY Series 18 5 Year Index, 6/20/17*	(5.00)	4.05	3,960	(180,125)	(62,609)	(117,516)
CDX-NAHY Series 18 5 Year Index, 6/20/17*	(5.00)	4.05	3,960	(180,125)	(24,582)	(155,543)
CDX-NAHY Series 19 5 Year index, 12/20/17*	(5.00)	4.40	375	(12,821)	(2,351)	(10,470)
Deutsche Bank AG:
CDX-NAHY Series 19 5 Year index, 12/20/17*	(5.00)	4.40	378	(12,941)	(5,086)	(7,855)
CDX-NAHY Series 19 5 Year index, 12/20/17*	(5.00)	4.40	379	(12,975)	(4,876)	(8,099)
CDX-NAHY Series 19 5 Year index, 12/20/17*	(5.00)	4.40	746	(25,539)	(6,952)	(18,587)
Goldman Sachs Bank USA:
CDX-NAHY Series 11 5 Year Index, 12/20/13*	(1.00)	—	464	154,076	81,996	72,080
CDX-NAHY Series 18 5 Year Index, 6/20/17*	(5.00)	4.05	7,940	(361,150)	171,014	(532,164)
CDX-NAIG Series 18 5 Year Index, 6/20/17*	(1.00)	0.76	16,500	(199,269)	84,989	(284,258)
Goldman Sachs International:
CDX-NAHY Series 19 5 Year index, 12/20/17*	(5.00)	4.40	373	(12,772)	(3,257)	(9,515)
CDX-NAHYS Series 19 5 Year index, 12/20/17*	(5.00)	4.40	749	(25,643)	(3,357)	(22,286)
JPMorgan Chase Bank, NA:
Beazer Homes USA, Inc., 9.125%, 6/15/18, 9/20/18*	(5.00)	5.68	810	18,512	82,175	(63,663)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	187

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAIG Series 17 5 Year Index, 12/20/16*	(1.00)%	0.66%		$8,300	$(122,870)	$118,997	$(241,867)
MBIA, Inc., 6.625% 10/01/28, 12/20/13*	(5.00)	8.54		370	7,150	12,361	(5,211)
Morgan Stanley Capital Services Inc.:
CDX-EM Series 17 5 Year Index, 6/20/17*	(5.00)	2.42		9,800	(1,097,219)	(1,044,720)	(52,499)
CDX-NAHY Series 18 5 Year Index, 6/20/17*	(5.00)	4.05		3,960	(180,125)	216,852	(396,977)
Fiat SpA, 6.625% 2/15/13, 12/20/17*	(5.00)	5.54	EUR	165	2,968	11,583	(8,615)
Fiat SpA, 6.625% 2/15/13, 12/20/17*	(5.00)	5.54		235	4,228	16,814	(12,586)

Sale Contracts
Bank of America, NA:
Amkor Technology, Inc., 7.375% 5/01/18, 6/20/17*	5.00	5.18		640	692	(20,358)	21,050
Boyd Gaming Corp., 6.75% 4/15/14, 3/20/16*	5.00	6.49		860	(26,874)	(35,120)	8,246
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	—		917	(132,263)	(156,226)	23,963
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	—		459	(66,131)	(77,942)	11,811

188	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sanmina Corp., 8.125% 3/01/16, 6/20/17*	5.00%	3.81%	$640	$35,172	$(31,323)	$66,495
Barclays Bank PLC:
Advanced Micro Devices, Inc., 7.750% 8/01/20, 3/20/16*	5.00	7.79	350	(22,295)	(30,032)	7,737
Advanced Micro Devices, Inc., 7.750% 8/01/20, 3/20/16*	5.00	7.79	710	(45,229)	(50,170)	4,941
CDX- NAIG Series 15 5 Year Index, 12/20/15*	1.00	—	500	(17,378)	(41,531)	24,153
Clear Channel Communications, Inc., 6.875% 6/15/18, 12/20/14*	5.00	7.18	440	(16,808)	(39,158)	22,350
Clear Channel Communications, Inc., 6.875% 6/15/18, 3/20/16*	5.00	15.95	200	(50,444)	(51,782)	1,338
Community Health Systems, Inc., 8.875% 7/15/15, 6/20/16*	5.00	1.86	800	86,891	(16,560)	103,451
Freescale Semiconductor, Inc., 8.875% 12/15/14, 6/20/16*	5.00	3.70	1,850	86,863	(33,503)	120,366
Health Management Associates, Inc., 6.125% 4/15/16, 6/20/17*	5.00	2.69	640	64,904	(3,307)	68,211
MGM Resorts International, 7.625% 1/15/17, 6/20/17*	5.00	4.00	470	21,741	(22,585)	44,326
Nokia OYJ, 6.75% 2/04/19, 9/20/17*	5.00	5.28	890	(3,012)	(147,167)	144,155
NXP BV, 8.625%, 10/15/13, 3/20/16*	5.00	2.20	550	51,205	19,798	31,407
Owens-Illinois, Inc., 7.8%, 5/15/18, 6/20/17*	5.00	1.97	430	57,270	26,289	30,981
Univision Communications, Inc., 8.5%, 5/15/21, 6/20/16*	5.00	2.83	550	41,415	(11,208)	52,623
Virgin Media Finance PLC, 9.5% 8/15/16, 6/20/17*	5.00	3.49	650	44,086	16,223	27,863
Credit Suisse International: CDX- NAHY Series 15 5 Year Index, 12/20/15*	5.00	—	2,800	221,953	(170,137)	392,090

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	189

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX- NAHY Series 15 5 Year Index, 12/20/15*	5.00%	—%		$2,500	$198,173	$(153,099)	$351,272
MGM Resorts International, 5.875% 2/27/14, 3/20/16*	5.00	2.44		1,700	146,425	(33,245)	179,670
MGM Resorts International, 7.625% 1/15/17, 6/20/13*	5.00	0.29		800	19,708	2,782	16,926
United States Steel Corp., 6.65% 6/01/37, 12/20/17*	5.00	6.20		440	(18,259)	(36,928)	18,669
Wind Acquisition Finance S.A., 5.00% 12/31/45, 6/20/16*	5.00	5.19		1,320	3,415	39,435	(36,020)
Deutsche Bank AG: CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	—		459	(66,185)	(84,505)	18,320
Goldman Sachs Bank USA: CDX-NAHY Series 15 3 Year Index, 12/20/13*	5.00	—		4,451	1,295	(319,886)	321,181
CDX-NAIG Series 15 5 Year Index, 12/20/15*	1.00	—		900	(31,281)	(75,733)	44,452
Chesapeake Energy Corp., 6.625% 8/15/20, 6/20/17*	5.00	3.28		1,250	95,973	(76,061)	172,034
ConvaTec Healthcare E S.A., 10.875% 12/15/18, 6/20/17*	5.00	5.79	EUR	590	(16,604)	(102,711)	86,107
Mediacom LLC, 9.125% 8/15/19, 3/20/16*	5.00	2.01		$1,070	106,094	(27,587)	133,681
United States Steel Corp., 6.65% 6/01/37, 9/20/17*	5.00	5.93		230	(6,963)	(17,216)	10,253
United States Steel Corp., 6.65% 6/01/37, 9/20/17*	5.00	5.93		225	(6,812)	(16,596)	9,784

190	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at February 28, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International:
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00%	—%		$917	$(132,264)	$(169,879)	$37,615
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	—		459	(66,131)	(79,213)	13,082
JPMorgan Chase Bank, NA:
Sabre Holdings Corp., 6.35% 3/15/16, 6/20/16*	5.00	3.33		277	16,691	(19,914)	36,605
Morgan Stanley Capital Services Inc.:
AK Steel Holding Corp., 7.625% 5/15/20, 3/20/16*	5.00	8.94		550	(50,073)	5,411	(55,484)
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	—		459	(66,130)	(79,544)	13,414
NXP BV, 8.625%, 10/15/13, 6/20/17*	5.00	3.06	EUR	230	25,765	(12,745)	38,510
NXP BV, 8.625%, 10/15/13, 9/20/17*	5.00	3.22		330	35,402	(20,387)	55,789
UBS AG:
Goodyear Tire & Rubber Co., 7.00% 3/15/28, 6/20/17*	5.00	4.54		$1,050	26,524	(76,701)	103,225
HCA Inc., 6.375%, 1/15/15, 6/20/17*	5.00	2.57		1,720	183,458	(2,970)	186,428
Levi Strauss & Co., 8.875% 4/01/16, 6/20/17*	5.00	3.17		850	68,877	(44,093)	112,970

					$(1,600,878)	$(2,096,877)	$495,999

DIVIDEND SWAP CONTRACTS (see Note C)

Dividend Yield On	Counterparty	Strike Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index Dividend Futures	Credit Suisse International	91.8%	12/19/14	$24,127
Euro Stoxx 50 Index Dividend Futures	UBS AG	90.2%	12/18/15	$16,297

				$40,424

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	191

High-Yield Portfolio—Portfolio of Investments

TOTAL RETURN SWAP CONTRACTS (see Note C)

Receive/Pay Total Return on Reference Equity	Equity	# of Shares or Units	Rate Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Total Return on Reference Equity
Pay	Burger King Worldwide, Inc.	23,000	0.29%	$391	8/15/14	Citibank, NA	$(28,552)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate		Maturity	U.S. $ Value at February 28, 2013
Credit Suisse Securities (USA) LLC†	(4.00	)%*	—	$268,994
Credit Suisse Securities (USA) LLC†	(2.50	)%*	—	1,046,857
Credit Suisse Securities (USA) LLC†	(1.50	)%*	—	302,713
Credit Suisse Securities (USA) LLC†	(1.00	)%*	—	2,951,298
Credit Suisse Securities (USA) LLC†	(0.50	)%*	—	410,015
Credit Suisse Securities (USA) LLC	(0.25	)%*	3/01/13	976,254
Credit Suisse Securities (USA) LLC†	(0.25	)%*	—	3,185,431
Credit Suisse Securities (USA) LLC†	(0.05	)%*	—	1,039,572
Credit Suisse Securities (USA) LLC†	0.00%		—	7,793,906
Credit Suisse Securities (USA) LLC†	0.15%		—	1,839,245
Deutsche Bank Securities, Inc.†	0.00%		—	1,260,000
HSBC	0.45%		3/01/13	3,713,820
ING†	(1.13	)%*	—	367,293

				$25,155,398

192	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High-Yield Portfolio—Portfolio of Investments

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on February 28, 2013

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $21,207,331.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2013, the aggregate market value of these securities amounted to $129,254,318 or 33.5% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at February 28, 2013.

(d)	Pay-In-Kind Payments (PIK).

(e)	Variable rate coupon, rate shown as of February 28, 2013.

(f)	Security is in default and is non-income producing.

(g)	Fair valued by the Adviser.

(h)	Illiquid security.

(i)	Non-income producing security.

(j)	This position or a portion of this position represents an unsettled loan purchase. At February 28, 2013, the market value and unrealized gain of these unsettled loan purchases amounted to $2,116,630 and $11,015, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(k)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,789,287.

(l)	One contract relates to 1 share.

(m)	One contract relates to 100 shares.

(n)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
MXN	– Mexican Peso
NOK	– Norwegian Krone
USD	– United States Dollar

Glossary:

CDX-EM	– Emerging Market Credit Default Swap Index
CDX-NAHY	– North American High Yield Credit Default Swap Index
CDX-NAIG	– North American Investment Grade Credit Default Swap Index
CMBS	– Commercial Mortgage-Backed Securities
GO	– General Obligation
LIBOR	– London Interbank Offered Rates
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	193

High-Yield Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Financials – 26.4%
Capital Markets – 1.7%
E*Trade Financial Corp.(a)	237,820	$2,547,052
Legg Mason, Inc.	101,750	2,899,875

		5,446,927

Commercial Banks – 10.6%
Associated Banc-Corp	233,320	3,357,475
CapitalSource, Inc.	457,090	4,113,810
Comerica, Inc.	120,990	4,159,636
First Niagara Financial Group, Inc.	424,568	3,472,966
Huntington Bancshares, Inc./OH	640,750	4,504,473
Popular, Inc.(a)	169,167	4,723,143
Susquehanna Bancshares, Inc.	296,403	3,447,167
Webster Financial Corp.	80,360	1,769,527
Zions Bancorporation	206,260	4,979,116

		34,527,313

Insurance – 8.4%
Aspen Insurance Holdings Ltd.	128,390	4,604,066
Fidelity National Financial, Inc. – Class A	189,280	4,720,643
Platinum Underwriters Holdings Ltd.	79,090	4,182,279
Reinsurance Group of America, Inc. – Class A	50,870	2,925,025
Torchmark Corp.	68,700	3,860,253
Unum Group	140,430	3,436,322
Validus Holdings Ltd.	105,970	3,775,711

		27,504,299

Real Estate Investment Trusts (REITs) – 5.7%
BioMed Realty Trust, Inc.	178,510	3,770,131
Camden Property Trust	32,150	2,222,851
Glimcher Realty Trust	174,840	1,968,698
Mid-America Apartment Communities, Inc.	32,460	2,254,023
Plum Creek Timber Co., Inc.	79,870	3,873,695
RLJ Lodging Trust	212,690	4,549,439

		18,638,837

		86,117,376

Information Technology – 18.5%
Communications Equipment – 0.8%
Harris Corp.	52,060	2,502,524

Electronic Equipment, Instruments & Components – 9.8%
Anixter International, Inc.	46,820	3,226,834
Arrow Electronics, Inc.(a)	91,060	3,656,059
AU Optronics Corp. (Sponsored ADR)(a)	564,434	2,449,644
Avnet, Inc.(a)	104,510	3,690,248

194	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Flextronics International Ltd.(a)	312,250	$2,076,463
Ingram Micro, Inc. – Class A(a)	131,600	2,481,976
Insight Enterprises, Inc.(a)	185,593	3,567,097
Jabil Circuit, Inc.	192,640	3,608,147
TTM Technologies, Inc.(a)	292,918	2,401,928
Vishay Intertechnology, Inc.(a)	380,980	5,025,126

		32,183,522

IT Services – 2.1%
Amdocs Ltd.	109,350	3,987,995
Convergys Corp.	180,110	2,988,025

		6,976,020

Semiconductors & Semiconductor Equipment – 5.8%
Amkor Technology, Inc.(a)(b)	349,040	1,413,612
Entegris, Inc.(a)	401,640	3,819,596
Lam Research Corp.(a)	96,430	4,078,989
MEMC Electronic Materials, Inc.(a)	557,240	2,758,338
Micron Technology, Inc.(a)	511,200	4,288,968
MKS Instruments, Inc.	95,684	2,596,864

		18,956,367

		60,618,433

Consumer Discretionary – 16.3%
Auto Components – 3.8%
Dana Holding Corp.	232,890	3,896,250
Lear Corp.	72,660	3,881,497
TRW Automotive Holdings Corp.(a)	79,940	4,691,679

		12,469,426

Hotels, Restaurants & Leisure – 2.4%
MGM Resorts International(a)	324,212	4,049,408
Royal Caribbean Cruises Ltd.	105,320	3,672,508

		7,721,916

Household Durables – 4.1%
Meritage Homes Corp.(a)	94,620	3,831,164
Newell Rubbermaid, Inc.	81,700	1,906,878
NVR, Inc.(a)	3,750	3,784,500
PulteGroup, Inc.(a)	194,970	3,739,524

		13,262,066

Media – 1.9%
Gannett Co., Inc.	146,780	2,945,875
Regal Entertainment Group—Class A(b)	197,770	3,099,056

		6,044,931

Specialty Retail – 3.0%
GameStop Corp.—Class A(b)	95,280	2,387,717

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	195

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Men’s Wearhouse, Inc. (The)	139,180	$3,913,741
Office Depot, Inc.(a)	905,430	3,648,883

		9,950,341

Textiles, Apparel & Luxury Goods – 1.1%
Jones Group, Inc. (The)	324,780	3,747,961

		53,196,641

Industrials – 13.9%
Building Products – 1.5%
Fortune Brands Home & Security, Inc.(a)	139,833	4,831,230

Commercial Services & Supplies – 1.6%
Avery Dennison Corp.	67,760	2,767,996
Steelcase, Inc.	181,320	2,565,678

		5,333,674

Construction & Engineering – 1.0%
Tutor Perini Corp.(a)	198,580	3,377,846

Electrical Equipment – 2.4%
EnerSys, Inc.(a)	88,280	3,608,886
General Cable Corp.(a)	126,760	4,175,475

		7,784,361

Machinery – 3.9%
Kennametal, Inc.	83,380	3,375,222
Terex Corp.(a)	137,670	4,516,953
Timken Co.	89,290	4,850,233

		12,742,408

Road & Rail – 2.4%
Avis Budget Group, Inc.(a)	148,440	3,469,043
Con-way, Inc.	123,530	4,342,079

		7,811,122

Trading Companies & Distributors – 1.1%
Aircastle Ltd.	265,380	3,574,668

		45,455,309

Materials – 6.2%
Chemicals – 1.9%
Chemtura Corp.(a)	173,560	3,492,027
Huntsman Corp.	156,150	2,690,465

		6,182,492

Metals & Mining – 4.3%
Cliffs Natural Resources, Inc.(b)	69,250	1,763,105
Commercial Metals Co.	270,090	4,405,168
Reliance Steel & Aluminum Co.	56,440	3,758,339
Steel Dynamics, Inc.	275,330	4,204,289

		14,130,901

		20,313,393

196	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 5.6%
Energy Equipment & Services – 3.1%
Bristow Group, Inc.	69,050	$4,022,853
Helix Energy Solutions Group, Inc.(a)	92,805	2,172,565
Helmerich & Payne, Inc.	59,530	3,944,458

		10,139,876

Oil, Gas & Consumable Fuels – 2.5%
Cimarex Energy Co.	67,450	4,540,059
Stone Energy Corp.(a)	98,930	2,023,119
Teekay Corp.	50,350	1,747,145

		8,310,323

		18,450,199

Utilities – 5.4%
Electric Utilities – 3.3%
Great Plains Energy, Inc.	152,780	3,335,188
NV Energy, Inc.	192,430	3,802,417
PNM Resources, Inc.	163,970	3,682,766

		10,820,371

Gas Utilities – 2.1%
Atmos Energy Corp.	82,020	3,130,703
UGI Corp.	99,090	3,549,404

		6,680,107

		17,500,478

Health Care – 3.5%
Health Care Providers & Services – 3.5%
Health Net, Inc./CA(a)	137,540	3,540,280
LifePoint Hospitals, Inc.(a)	69,428	3,061,081
Universal Health Services, Inc. – Class B	84,950	4,917,755

		11,519,116

Consumer Staples – 2.7%
Beverages – 0.5%
Constellation Brands, Inc. – Class A(a)	39,014	1,725,979

Food Products – 2.2%
Dole Food Co., Inc.(a)	258,830	2,898,896
Tyson Foods, Inc. – Class A	179,500	4,069,265

		6,968,161

		8,694,140

Total Common Stocks (cost $261,800,413)		321,865,085

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(c) (cost $2,817,260)	2,817,260	2,817,260

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	197

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Total Investments Before Security Lending Collateral for Securities Loaned – 99.4% (cost $264,617,673)		$324,682,345

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.7%
Investment Companies – 2.7%
AllianceBernstein Exchange Reserves – Class I, 0.10%(c) (cost $8,851,935)	8,851,935	8,851,935

Total Investments – 102.1% (cost $273,469,608)		333,534,280
Other assets less liabilities – (2.1)%		(6,818,884)

Net Assets – 100.0%		$326,715,396

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

198	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.8%
Industrials – 26.0%
Aerospace & Defense – 3.0%
Hexcel Corp.(a)	191,719	$5,224,343
TransDigm Group, Inc.	31,220	4,443,855

		9,668,198

Air Freight & Logistics – 1.0%
Expeditors International of Washington, Inc.	87,490	3,398,986

Building Products – 0.4%
Simpson Manufacturing Co., Inc.	40,781	1,186,727

Electrical Equipment – 1.3%
AMETEK, Inc.	101,231	4,234,493

Industrial Conglomerates – 1.3%
Carlisle Cos., Inc.	64,840	4,400,691

Machinery – 9.5%
Actuant Corp. – Class A	120,832	3,674,501
Chart Industries, Inc.(a)	48,590	3,525,690
IDEX Corp.	80,145	4,081,785
Joy Global, Inc.	66,840	4,233,646
Lincoln Electric Holdings, Inc.	101,680	5,699,164
Middleby Corp.(a)	30,420	4,542,010
Valmont Industries, Inc.	34,761	5,476,596

		31,233,392

Marine – 1.8%
Kirby Corp.(a)	78,728	5,981,753

Professional Services – 3.1%
Advisory Board Co. (The)(a)	83,071	4,220,838
Robert Half International, Inc.	162,810	5,787,895

		10,008,733

Road & Rail – 1.7%
Genesee & Wyoming, Inc. – Class A(a)	61,585	5,513,089

Trading Companies & Distributors – 2.9%
MSC Industrial Direct Co., Inc. – Class A	42,440	3,620,981
United Rentals, Inc.(a)	109,990	5,874,566

		9,495,547

		85,121,609

Consumer Discretionary – 22.2%
Distributors – 1.6%
LKQ Corp.(a)	245,068	5,192,991

Diversified Consumer Services – 1.3%
K12, Inc.(a) (b)	197,230	4,112,246

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	199

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 3.6%
Norwegian Cruise Line Holdings Ltd.(a)	148,797	$4,609,731
Orient-Express Hotels Ltd. – Class A(a)	288,085	2,975,918
Panera Bread Co. – Class A(a)	27,250	4,385,888

		11,971,537

Internet & Catalog Retail – 0.7%
NetFlix, Inc.(a) (b)	11,455	2,154,456

Media – 2.0%
National CineMedia, Inc.	243,354	3,711,149
Pandora Media, Inc.(a)(b)	241,010	2,940,322

		6,651,471

Specialty Retail – 10.3%
CarMax, Inc.(a)	112,457	4,319,473
Dick’s Sporting Goods, Inc.	102,220	5,111,000
Five Below, Inc.(a) (b)	81,014	3,224,357
Francesca’s Holdings Corp.(a)	155,982	3,969,742
Lumber Liquidators Holdings, Inc.(a)	85,420	5,056,010
Select Comfort Corp.(a)	21,209	435,421
Tractor Supply Co.	33,915	3,526,821
Ulta Salon Cosmetics & Fragrance, Inc.	49,490	4,382,834
Vitamin Shoppe, Inc.(a)	71,356	3,749,758

		33,775,416

Textiles, Apparel & Luxury Goods – 2.7%
PVH Corp.	40,354	4,917,135
Tumi Holdings, Inc.(a) (b)	168,207	3,976,413

		8,893,548

		72,751,665

Information Technology – 18.8%
Communications Equipment – 3.9%
Acme Packet, Inc.(a)	76,860	2,242,775
Aruba Networks, Inc.(a)	160,380	3,996,669
Ciena Corp.(a)	187,880	2,863,291
JDS Uniphase Corp.(a)	272,060	3,852,370

		12,955,105

Internet Software & Services – 1.8%
CoStar Group, Inc.(a)	57,167	5,759,003

IT Services – 1.0%
MAXIMUS, Inc.	43,520	3,167,386

Semiconductors & Semiconductor Equipment – 4.9%
Cavium, Inc.(a)	73,330	2,707,344
Cree, Inc.(a)(b)	75,874	3,431,781

200	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Fairchild Semiconductor International, Inc.(a)	280,086	$3,994,026
Teradyne, Inc.(a)	173,910	2,914,732
Veeco Instruments, Inc.(a)	98,706	3,149,708

		16,197,591

Software – 7.2%
ANSYS, Inc.(a)	39,921	3,026,012
Aspen Technology, Inc.(a)	126,086	3,878,405
Cadence Design Systems, Inc.(a)	406,155	5,751,155
Fortinet, Inc.(a)	73,830	1,785,210
ServiceNow, Inc.(a) (b)	120,183	3,902,342
SolarWinds, Inc.(a)	74,509	4,206,778
Workday, Inc.(a) (b)	17,859	987,424

		23,537,326

		61,616,411

Health Care – 14.2%
Biotechnology – 3.2%
Ariad Pharmaceuticals, Inc.(a)	56,529	1,188,805
BioMarin Pharmaceutical, Inc.(a)	55,120	3,195,307
Cubist Pharmaceuticals, Inc.(a)	54,865	2,327,922
Onyx Pharmaceuticals, Inc.(a)	51,530	3,880,724

		10,592,758

Health Care Equipment & Supplies – 3.0%
Align Technology, Inc.(a)	17,830	560,575
HeartWare International, Inc.(a) (b)	35,580	3,039,244
Sirona Dental Systems, Inc.(a)	60,526	4,298,556
Volcano Corp.(a)	87,828	1,900,598

		9,798,973

Health Care Providers & Services – 5.0%
Acadia Healthcare Co., Inc.(a)	143,419	3,903,865
Catamaran Corp.(a)	108,688	5,837,633
Mednax, Inc.(a)	49,647	4,250,776
WellCare Health Plans, Inc.(a)	38,880	2,223,547

		16,215,821

Life Sciences Tools & Services – 1.1%
ICON PLC(a)	118,327	3,687,069

Pharmaceuticals – 1.9%
Akorn, Inc.(a)	216,204	2,983,615
Impax Laboratories, Inc.(a)	13,100	259,773
Jazz Pharmaceuticals PLC(a)	51,750	3,010,815

		6,254,203

		46,548,824

Financials – 8.4%
Capital Markets – 4.1%
Affiliated Managers Group, Inc.(a)	37,610	5,499,710

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	201

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Lazard Ltd. – Class A	121,090	$4,347,131
Stifel Financial Corp.(a)	99,481	3,436,074

		13,282,915

Commercial Banks – 3.6%
Iberiabank Corp.	77,472	3,889,094
Signature Bank/New York NY(a)	58,320	4,331,427
SVB Financial Group(a)	54,790	3,674,217

		11,894,738

Real Estate Management & Development – 0.7%
Realogy Holdings Corp.(a)	53,102	2,381,625

		27,559,278

Energy – 5.8%
Energy Equipment & Services – 3.2%
FMC Technologies, Inc.(a)	52,340	2,716,969
Oceaneering International, Inc.	66,430	4,224,284
Oil States International, Inc.(a)	45,899	3,495,209

		10,436,462

Oil, Gas & Consumable Fuels – 2.6%
Cabot Oil & Gas Corp.	47,590	2,949,152
Concho Resources, Inc.(a)	28,103	2,528,146
SM Energy Co.	53,373	3,089,229

		8,566,527

		19,002,989

Consumer Staples – 1.0%
Food Products – 1.0%
Green Mountain Coffee Roasters, Inc.(a)(b)	65,420	3,124,459

Materials – 0.7%
Chemicals – 0.7%
PolyOne Corp.	107,400	2,447,646

Telecommunication Services – 0.7%
Diversified Telecommunication Services – 0.7%
tw telecom, Inc.(a)	90,317	2,286,826

Total Common Stocks (cost $230,607,582)		320,459,707

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(c) (cost $3,001,099)	3,001,099	3,001,099

202	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Total Investments Before Security Lending Collateral for Securities Loaned – 98.7% (cost $233,608,681)		$323,460,806

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 7.5%
Investment Companies – 7.5%
AllianceBernstein Exchange Reserves – Class I, 0.10%(c) (cost $24,809,497)	24,809,497	24,809,497

Total Investments – 106.2% (cost $258,418,178)		348,270,303
Other assets less liabilities – (6.2)%		(20,463,759)

Net Assets – 100.0%		$327,806,544

(a)	Non-income producing security.
(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.
(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	203

Small-Mid Cap Growth Portfolio—Portfolio of Investments

MULTI-ASSET REAL RETURN PORTFOLIO

CONSOLIDATED PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 61.1%
Energy – 24.0%
Coal & Consumable Fuels – 0.7%
Adaro Energy Tbk PT	1,436,800	$232,987
Banpu PCL	189,700	2,493,200
Cameco Corp.	107,260	2,288,213
China Coal Energy Co., Ltd. – Class H	206,700	203,866
China Shenhua Energy Co., Ltd. – Class H	167,870	634,870
Coal India Ltd.	31,010	178,226
Consol Energy, Inc.	9,980	320,857
Exxaro Resources Ltd.(a)	65,430	1,243,434
Indo Tambangraya Megah Tbk PT	49,900	207,473
Peabody Energy Corp.	12,290	264,972
Tambang Batubara Bukit Asam Persero Tbk PT	182,000	284,257

		8,352,355

Integrated Oil & Gas – 17.1%
BG Group PLC	530,590	9,356,166
BP PLC	2,645,910	17,742,221
Cenovus Energy, Inc.	33,900	1,097,620
Chevron Corp.	188,910	22,130,807
China Petroleum & Chemical Corp. – Class H	4,660,100	5,291,445
ENI SpA	416,020	9,468,518
Exxon Mobil Corp.	520,330	46,595,552
Galp Energia SGPS SA	69,067	1,064,007
Gazprom OAO (Sponsored ADR)	933,320	8,287,881
Hess Corp.	59,000	3,923,500
Husky Energy, Inc.(a)	43,400	1,334,511
Imperial Oil Ltd.	27,500	1,143,467
LUKOIL OAO (London) (Sponsored ADR)	26,980	1,740,210
Murphy Oil Corp.	23,580	1,435,550
Origin Energy Ltd.	99,400	1,231,083
PetroChina Co., Ltd. – Class H	947,800	1,298,980
Petroleo Brasileiro SA	133,700	978,738
Petroleo Brasileiro SA (ADR)	279,200	4,095,864
Petroleo Brasileiro SA (Preference Shares)	188,700	1,583,463
Petroleo Brasileiro SA (Sponsored ADR)	125,668	2,102,426
PTT PCL	284,100	3,342,353
Repsol SA	43,700	929,553
Rosneft OAO (GDR)(b)	92,630	735,019
Royal Dutch Shell PLC (Euronext Amsterdam) –Class A	351,143	11,533,143
Royal Dutch Shell PLC – Class A	199,015	6,536,562
Royal Dutch Shell PLC – Class B	255,950	8,612,902
Sasol Ltd.	24,600	1,046,286
Statoil ASA	118,450	2,940,484
Suncor Energy, Inc. (Toronto)	269,550	8,168,182
Surgutneftegas OAO (Sponsored ADR)(a)	90,460	854,847
Total SA	169,370	8,455,911

		195,057,251

204	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Oil & Gas Drilling – 0.4%
Diamond Offshore Drilling, Inc.	20,790	$1,448,647
Helmerich & Payne, Inc.	20,210	1,339,114
Seadrill Ltd.(a)	61,110	2,240,904

		5,028,665

Oil & Gas Equipment & Services – 0.7%
Aker Solutions ASA	69,170	1,355,777
Halliburton Co.	56,280	2,336,183
Schlumberger Ltd.	48,730	3,793,631

		7,485,591

Oil & Gas Exploration & Production – 5.0%
Anadarko Petroleum Corp.	79,530	6,328,998
Apache Corp.	20,900	1,552,243
ARC Resources Ltd.(a)	13,100	330,279
Athabasca Oil Corp.(c)	35,900	352,995
Baytex Energy Corp.(a)	14,500	605,590
Cabot Oil & Gas Corp.	32,510	2,014,644
Cairn India Ltd.	44,800	246,711
Canadian Natural Resources Ltd.	58,600	1,791,100
Canadian Oil Sands Ltd.	21,800	446,253
Chesapeake Energy Corp.(a)	29,900	602,784
Cimarex Energy Co.	2,600	175,006
CNOOC Ltd.	956,200	1,871,264
Cobalt International Energy, Inc.(c)	10,500	259,035
Concho Resources, Inc.(c)	4,400	395,824
ConocoPhillips	61,800	3,581,310
Continental Resources, Inc./OK(c)	3,600	316,800
Crescent Point Energy Corp.(a)	15,600	593,746
Denbury Resources, Inc.(c)	40,200	728,424
Devon Energy Corp.	17,300	938,698
EnCana Corp.	33,100	595,399
EOG Resources, Inc.	42,290	5,316,276
EQT Corp.	6,700	422,703
Inpex Corp.	99	525,515
Kunlun Energy Co., Ltd.	144,000	299,004
Lundin Petroleum AB(c)	83,650	1,893,789
Marathon Oil Corp.	31,690	1,061,615
MEG Energy Corp.(c)	11,900	384,262
Newfield Exploration Co.(c)	8,850	204,612
Nexen, Inc. (Toronto)(d)(e)	23,803	652,981
Noble Energy, Inc.	24,720	2,739,717
NovaTek OAO (Sponsored GDR)(b)	4,100	475,600
Occidental Petroleum Corp.	116,780	9,614,497
OGX Petroleo e Gas Participacoes SA(c)	172,600	274,674
Oil & Natural Gas Corp. Ltd.	54,600	314,106
Pacific Rubiales Energy Corp.	13,200	323,200
Penn West Petroleum Ltd.(a)	57,100	554,804

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	205

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Pioneer Natural Resources Co.	5,300	$666,793
Plains Exploration & Production Co.(c)	14,400	653,328
PTT Exploration & Production PCL	91,089	483,767
QEP Resources, Inc.	22,000	670,120
Range Resources Corp.	7,300	560,640
Santos Ltd.(a)	42,900	585,047
Southwestern Energy Co.(c)	15,700	538,039
Talisman Energy, Inc.	46,400	582,672
Tatneft OAO (Sponsored ADR)	12,230	508,768
Tourmaline Oil Corp.(c)	24,400	869,764
Tullow Oil PLC	40,800	749,441
Vermilion Energy, Inc.(a)	3,200	165,609
Whiting Petroleum Corp.(c)	7,197	350,494
Woodside Petroleum Ltd.	29,600	1,129,390

		57,298,330

Oil & Gas Refining & Marketing – 0.1%
Valero Energy Corp.	25,140	1,146,133

		274,368,325

Materials – 12.7%
Aluminum – 0.1%
Alcoa, Inc.	50,900	433,668
Alumina Ltd.(a)(c)	202,500	252,764
Aluminum Corp. of China Ltd.(a)(c)	634,200	273,543
Hindalco Industries Ltd.	77,300	140,695
Norsk Hydro ASA	35,000	154,171

		1,254,841

Diversified Chemicals – 0.2%
BASF SE	30,500	2,864,457

Diversified Metals & Mining – 5.4%
Anglo American PLC	220,820	6,398,645
Antofagasta PLC	18,200	300,066
Assore Ltd.(a)	8,600	321,985
BHP Billiton Ltd.	358,080	13,405,857
BHP Billiton PLC	118,710	3,745,995
Eurasian Natural Resources Corp. PLC	143,200	729,832
First Quantum Minerals Ltd.	26,800	499,227
Freeport-McMoRan Copper & Gold, Inc.	151,860	4,847,371
Glencore International PLC(a)	214,000	1,253,730
Grupo Mexico SAB de CV	182,300	714,801
Inmet Mining Corp.	5,300	348,965
KGHM Polska Miedz SA	6,400	362,867
Korea Zinc Co., Ltd.(c)	1,900	655,912
Minera Frisco SAB de CV(c)	61,600	259,487
MMC Norilsk Nickel OJSC (ADR)	177,510	3,141,927
Rio Tinto Ltd.(a)	24,500	1,667,327
Rio Tinto PLC	273,190	14,608,108

206	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Southern Copper Corp.	7,100	$268,309
Sterlite Industries India Ltd.	128,200	224,440
Sumitomo Metal Mining Co., Ltd.	27,000	425,078
Teck Resources Ltd.	119,690	3,705,893
Turquoise Hill Resources Ltd.(c)	28,400	181,485
Xstrata PLC	181,590	3,187,170

		61,254,477

Fertilizers & Agricultural Chemicals – 1.4%
Agrium, Inc.	27,405	2,837,896
CF Industries Holdings, Inc.	2,100	421,743
Incitec Pivot Ltd.	64,400	211,688
Israel Chemicals Ltd.	18,300	235,904
Israel Corp. Ltd. (The)	209	149,696
K&S AG	13,500	632,997
Monsanto Co.	69,540	7,025,626
Mosaic Co. (The)	10,200	597,108
Potash Corp. of Saskatchewan, Inc.	34,200	1,372,311
Syngenta AG	3,700	1,570,227
Uralkali OJSC (Sponsored GDR)(b)	10,850	411,758
Yara International ASA	12,300	586,454

		16,053,408

Forest Products – 0.0%
Duratex SA	12,600	105,350

Gold – 2.1%
Agnico-Eagle Mines Ltd.	38,740	1,553,732
Anglogold Ashanti Ltd.	18,000	436,894
Barrick Gold Corp.(a)	47,700	1,446,380
Cia de Minas Buenaventura SA (ADR) – Class B	23,200	594,384
Eldorado Gold Corp.	68,100	672,250
Franco-Nevada Corp.	4,400	212,821
Gold Fields Ltd.	70,600	578,660
Goldcorp, Inc.	199,830	6,522,452
Harmony Gold Mining Co., Ltd.	49,500	310,248
IAMGOLD Corp.	32,500	219,030
Kinross Gold Corp.	400,580	3,049,263
Koza Altin Isletmeleri AS	62,350	1,474,845
New Gold, Inc.(c)	123,050	1,097,755
Newcrest Mining Ltd.	36,500	836,764
Newmont Mining Corp.	23,600	950,844
Osisko Mining Corp.(c)	48,600	281,350
Randgold Resources Ltd.	2,700	223,497
Real Gold Mining Ltd.(a)(c)(d)(e)	686,500	123,923
Yamana Gold, Inc.	174,850	2,573,792
Zijin Mining Group Co., Ltd.(a)	1,064,800	364,552

		23,523,436

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	207

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Paper Products – 0.4%
Fibria Celulose SA(c)	19,600	$222,102
International Paper Co.	16,500	726,165
MeadWestvaco Corp.	5,100	182,121
Mondi PLC	154,820	1,976,124
Nine Dragons Paper Holdings Ltd.	302,500	287,380
OJI Holdings Corp.	150,000	570,541
Stora Enso Oyj	24,600	164,679
UPM-Kymmene Oyj	13,500	157,248

		4,286,360

Precious Metals & Minerals – 0.4%
Anglo American Platinum Ltd.(a)	3,400	160,077
Fresnillo PLC	20,700	484,406
Harry Winston Diamond Corp.(c)	80,600	1,258,166
Impala Platinum Holdings Ltd.	25,600	393,692
Industrias Penoles SAB de CV	4,300	198,747
Kazakhmys PLC	31,200	291,076
North American Palladium Ltd.(a)(c)	555,710	822,451
Northam Platinum Ltd.	45,753	199,087
Pan American Silver Corp.	12,200	202,180
Silver Wheaton Corp.	16,900	535,884

		4,545,766

Specialty Chemicals – 0.3%
Johnson Matthey PLC	30,400	1,056,320
Koninklijke DSM NV	47,656	2,783,408

		3,839,728

Steel – 2.4%
Allegheny Technologies, Inc.	5,000	152,350
ArcelorMittal (Euronext Amsterdam)	44,600	667,736
Arrium Ltd.	591,757	720,452
Bradespar SA	19,800	290,588
Cia Siderurgica Nacional SA	59,800	302,112
Cliffs Natural Resources, Inc.(a)	4,400	112,024
Commercial Metals Co.	131,540	2,145,417
Eregli Demir ve Celik Fabrikalari TAS	132,100	170,353
Evraz PLC	41,100	169,045
Fortescue Metals Group Ltd.(a)	78,800	376,479
Fosun International	472,600	306,815
Gerdau SA	48,300	401,402
Hitachi Metals Ltd.	14,000	130,941
Hyundai Hysco Co., Ltd.	3,500	116,472
Hyundai Steel Co.	6,100	476,025
JFE Holdings, Inc.	146,300	3,132,395
Jindal Steel & Power Ltd.	39,400	259,569
JSW Steel Ltd.	20,300	276,835
Kobe Steel Ltd.(c)	252,000	339,734

208	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Kumba Iron Ore Ltd.(a)	2,500	$157,059
Metalurgica Gerdau SA (Preference Shares)	13,300	140,767
Nippon Steel & Sumitomo Metal Corp.	427,000	1,155,983
Novolipetsk Steel OJSC (GDR)(b)	14,700	282,093
Nucor Corp.	15,100	680,255
POSCO	3,700	1,205,047
Severstal OAO (GDR)(b)	24,460	274,197
Tata Steel Ltd.	55,500	351,415
ThyssenKrupp AG(c)	18,400	413,448
United States Steel Corp.(a)	43,460	905,707
Vale SA	73,600	1,405,517
Vale SA (Preference Shares)	112,600	2,079,180
Vale SA (Sponsored ADR) (Local Preference Shares)	420,910	7,732,117
Voestalpine AG	9,100	306,184

		27,635,713

		145,363,536

Equity:Other – 8.8%
Diversified/Specialty – 7.4%
Agung Podomoro Land Tbk PT	3,388,700	159,339
Alam Sutera Realty Tbk PT	1,811,500	173,982
Amata Corp. PCL	121,100	103,800
Anant Raj Ltd.	21,700	24,676
ANF Immobilier	1,400	40,485
Asian Property Development PCL	128,900	44,628
Ayala Land, Inc.	1,766,700	1,388,741
Azrieli Group	1,900	50,882
Bakrieland Development Tbk PT(c)	3,490,300	21,256
Beijing North Star Co., Ltd.	567,100	153,326
Beni Stabili SpA	79,900	50,503
British Land Co. PLC	330,965	2,841,673
Bumi Serpong Damai PT	876,100	144,818
Buzzi Unicem SpA	82,710	1,295,524
C C Land Holdings Ltd.	245,300	80,469
CA Immobilien Anlagen AG(c)	4,800	68,955
Capital Property Fund	804,550	960,347
CapitaLand Ltd.	345,000	1,083,835
Central Pattana PCL	95,400	307,845
Ciputra Development Tbk PT	1,392,200	159,889
Ciputra Property Tbk PT	246,600	24,221
Ciputra Surya Tbk PT	62,000	18,104
City Developments Ltd.	24,000	215,633
Country Garden Holdings Co., Ltd.(c)	3,693,400	1,901,721
CyrusOne, Inc.(c)	92,246	1,965,762
Dexus Property Group	276,200	307,603
DLF Ltd.	74,700	379,427
Duke Realty Corp.	136,420	2,204,547

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	209

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Dundee Real Estate Investment Trust	38,816	$1,385,896
Eastern & Oriental Bhd	129,350	66,129
Emira Property Fund	62,100	102,164
Even Construtora e Incorporadora SA	28,600	144,488
Evergrande Real Estate Group Ltd.(a)	3,529,000	1,723,173
F&C Commercial Property Trust Ltd.	24,500	38,171
Fastighets AB Balder(c)	10,900	80,196
Fibra Uno Administracion SA de CV	368,320	1,141,789
Filinvest Land, Inc.	766,800	37,114
Fonciere Des Regions	1,500	123,914
Franshion Properties China Ltd.	599,100	213,084
Gecina SA	800	90,638
Globe Trade Centre SA(c)	23,300	59,622
Glomac Bhd	200,700	56,499
GPT Group	63,320	253,711
Growthpoint Properties Ltd.	591,100	1,794,508
Guangzhou R&F Properties Co., Ltd.	168,046	284,089
Hang Lung Properties Ltd.	227,000	875,460
Helbor Empreendimentos SA	22,300	130,686
Helical Bar PLC	5,950	20,716
Henderson Land Development Co., Ltd.	138,000	965,351
Hopson Development Holdings Ltd.(c)	44,450	76,588
Hysan Development Co., Ltd.	45,000	231,653
ICADE	17,570	1,575,873
IGB Corp. Bhd	140,200	101,838
IJM Land Bhd	85,500	60,311
IMMOFINANZ AG(c)	37,500	156,628
Intiland Development Tbk PT	623,500	32,865
Is Gayrimenkul Yatirim Ortakligi AS	73,200	60,195
Kawasan Industri Jababeka Tbk PT(c)	1,589,200	42,655
Keppel Land Ltd.	28,000	93,750
Kerry Properties Ltd.	41,500	212,593
Kiwi Income Property Trust	59,450	56,765
KLCC Property Holdings Bhd	71,150	150,565
Kungsleden AB	12,200	78,315
Land Securities Group PLC	90,559	1,137,365
LC Corp. SA(c)	39,100	12,903
Lippo Karawaci Tbk PT	2,527,300	295,533
Londonmetric Property PLC	19,550	32,159
Longfor Properties Co., Ltd.(a)	49,500	88,140
LPN Development PCL	1,730,000	1,453,782
Macquarie Mexico Real Estate Management SA de CV(c)	865,580	1,963,135
Mah Sing Group Bhd	95,000	64,555
Mapletree Commercial Trust	1,439,300	1,560,207
Megaworld Corp.	1,751,350	169,091
Mitsubishi Estate Co., Ltd.	256,000	6,381,871
Mitsui Fudosan Co., Ltd.	244,000	6,206,347
Mobimo Holding AG(c)	300	68,303

210	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

New World Development Co., Ltd.	1,822,000	$3,329,665
Nieuwe Steen Investments NV	5,500	39,480
Nomura Real Estate Holdings, Inc.	2,700	48,422
Pakuwon Jati Tbk PT	5,656,000	210,523
Poly Property Group Co., Ltd.(c)	275,400	195,935
Premier Investment Corp.	50	224,313
Prestige Estates Projects Ltd.	17,750	55,423
Pruksa Real Estate PCL	100,850	101,697
Quality Houses PCL	559,700	74,501
Quintain Estates & Development PLC(c)	24,250	25,476
Redefine Properties Ltd.	403,900	440,444
Regal Real Estate Investment Trust	697,600	199,747
Resilient Property Income Fund Ltd.	35,700	201,175
Robinsons Land Corp.	206,200	115,350
SA Corporate Real Estate Fund Nominees Pty Ltd.	519,600	231,717
Sansiri PCL	394,700	66,336
SC Asset Corp. PCL	40,000	45,714
Sentul City Tbk PT(c)	3,587,650	109,428
Sino Land Co., Ltd.	106,000	192,592
Sinpas Gayrimenkul Yatirim Ortakligi AS	21,500	16,635
SM Development Corp.	970,900	204,639
SP Setia Bhd	75,200	76,648
Spirit Realty Capital, Inc.	131,049	2,610,496
Sponda Oyj	18,900	92,864
Sumitomo Realty & Development Co., Ltd.	99,000	3,346,943
Summarecon Agung Tbk PT	824,250	198,222
Sun Hung Kai Properties Ltd.	388,305	5,999,015
Suntec Real Estate Investment Trust(a)	80,000	115,994
Supalai PCL	1,732,050	1,263,378
Swire Properties Ltd.	616,300	2,310,825
TAG Immobilien AG	6,900	81,669
Tebrau Teguh Bhd(c)	280,000	81,993
Tecnisa SA	34,900	154,100
Telecity Group PLC	87,795	1,242,497
Ticon Industrial Connection PCL	65,500	47,776
Tokyu Land Corp.	14,000	105,564
Tokyu REIT, Inc.(a)	50	281,545
Torunlar Gayrimenkul Yatirim Ortakligi AS	39,800	70,603
Unite Group PLC	10,200	44,775
Unitech Ltd.(c)	298,950	150,055
United Urban Investment Corp.(a)	100	131,336
UOL Group Ltd.	373,602	1,960,056
Vornado Realty Trust	8,000	641,680
Wallenstam AB	5,800	76,512
Wereldhave Belgium NV	700	74,692
West Fraser Timber Co., Ltd.	31,000	2,555,152
Wharf Holdings Ltd.	505,000	4,420,367
Wheelock & Co., Ltd.	318,000	1,720,877

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	211

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Wihlborgs Fastigheter AB	4,400	$72,813
YTL Land & Development BHD(c)	134,500	37,374
Yuexiu Property Co., Ltd.	1,057,555	366,457

		84,584,864

Health Care – 1.4%
Chartwell Retirement Residences	144,920	1,544,408
HCP, Inc.	63,750	3,116,100
Health Care REIT, Inc.	32,500	2,084,550
LTC Properties, Inc.	70,730	2,728,056
Omega Healthcare Investors, Inc.	69,610	1,948,384
Sabra Health Care REIT, Inc.	21,990	581,196
Senior Housing Properties Trust	82,310	2,065,158
Ventas, Inc.	24,020	1,700,135

		15,767,987

		100,352,851

Retail – 5.4%
Regional Mall – 2.2%
BR Malls Participacoes SA	163,160	2,110,183
CapitaMall Trust	383,000	663,734
CFS Retail Property Trust Group(a)	120,800	257,499
General Growth Properties, Inc.	96,060	1,838,588
Glimcher Realty Trust	182,728	2,057,517
Multiplan Empreendimentos Imobiliarios SA	39,650	1,134,774
Pennsylvania Real Estate Investment Trust	133,440	2,408,592
Simon Property Group, Inc.	53,311	8,468,986
Westfield Group	538,237	6,150,722

		25,090,595

Shopping Center/Other Retail – 3.2%
Aeon Mall Co., Ltd.	72,100	1,788,248
Akmerkez Gayrimenkul Yatirim Ortakligi AS	4,250	51,607
Aliansce Shopping Centers SA	49,700	615,161
Atrium European Real Estate Ltd.	12,000	71,957
Capital & Counties Properties PLC	27,000	108,355
CapitaMalls Asia Ltd.	55,650	93,164
Citycon Oyj(a)	249,306	809,111
Corio NV	42,378	1,951,307
DDR Corp.(a)	209,460	3,617,374
Deutsche Euroshop AG	1,950	80,585
Development Securities PLC	8,350	20,711
Eurocommercial Properties NV	39,700	1,517,450
Federation Centres	81,500	203,958
Fortune Real Estate Investment Trust	843,000	730,690
Fountainhead Property Trust	244,400	236,040
Fukuoka REIT Co.(a)	158	1,310,091
Hammerson PLC	25,350	189,602
Hyprop Investments Ltd.	111,300	891,620

212	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Iguatemi Empresa de Shopping Centers SA	9,700	$133,391
Intu Properties PLC	23,350	117,534
Japan Retail Fund Investment Corp.	335	655,115
Kite Realty Group Trust	300,024	1,977,158
Klepierre	51,542	2,114,482
Link REIT (The)	298,378	1,595,110
Mercialys SA	60,600	1,280,434
Pavilion Real Estate Investment Trust	137,100	69,204
Ramco-Gershenson Properties Trust	160,710	2,539,218
RioCan Real Estate Investment Trust (Toronto)	19,831	535,557
Shaftesbury PLC	8,950	79,055
SM Prime Holdings, Inc.	1,058,800	494,248
Sonae Sierra Brasil SA	4,850	69,832
Tanger Factory Outlet Centers	18,500	652,865
Unibail-Rodamco SE	28,907	6,672,347
Westfield Retail Trust	1,117,100	3,624,594

		36,897,175

		61,987,770

Residential – 4.5%
Multi-Family – 3.8%
Advance Residence Investment Corp.	50	106,210
Associated Estates Realty Corp.	150,060	2,623,049
AvalonBay Communities, Inc.	10,020	1,250,797
Berkeley Group Holdings PLC(c)	42,140	1,216,535
BRE Properties, Inc.	8,260	401,519
Brookfield Incorporacoes SA	594,495	946,074
Brookfield Residential Properties, Inc.(c)	119,130	2,639,921
China Overseas Land & Investment Ltd.	1,966,000	5,970,176
China Resources Land Ltd.	391,500	1,145,269
China Vanke Co., Ltd. – Class B(c)	813,104	1,651,802
Consorcio ARA SAB de CV(c)	99,660	38,726
Corp. GEO SAB de CV(c)	108,590	91,452
Cyrela Brazil Realty SA Empreendimentos e Participacoes	47,620	418,606
Desarrolladora Homex SAB de CV(a)(c)	38,370	76,352
Deutsche Wohnen AG	5,250	96,229
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	109,500	177,814
Equity Residential	29,900	1,645,696
Essex Property Trust, Inc.	7,244	1,079,284
Ez Tec Empreendimentos e Participacoes SA	8,950	124,117
Gafisa SA(c)	62,700	135,574
GAGFAH SA(c)	3,800	41,807
Grainger PLC	14,850	30,649
GSW Immobilien AG	1,820	72,467

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	213

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

JHSF Participacoes SA	29,000	$124,533
KWG Property Holding Ltd.	1,554,000	1,064,616
Land and Houses PCL	458,250	184,463
LEG Immobilien AG(c)	42,421	2,435,178
Meritage Homes Corp.(c)	14,390	582,651
Mid-America Apartment Communities, Inc.	25,480	1,769,331
Mirvac Group	567,249	949,108
MRV Engenharia e Participacoes SA	203,660	1,306,700
NVR, Inc.(c)	1,740	1,756,008
Patrizia Immobilien AG(c)	5,800	49,280
PDG Realty SA Empreendimentos e Participacoes	195,630	317,254
Persimmon PLC	87,530	1,210,635
Property Perfect PCL	859,450	53,156
PulteGroup, Inc.(c)	120,400	2,309,272
Rodobens Negocios Imobiliarios SA	6,900	48,350
Rossi Residencial SA	491,721	871,952
Sare Holding SAB de CV(a)(c)	564,000	36,673
Shenzhen Investment Ltd.	414,350	180,302
Shimao Property Holdings Ltd.	389,100	782,097
Sino-Ocean Land Holdings Ltd.	673,100	464,813
Stockland	845,220	3,246,365
Toll Brothers, Inc.(c)	48,150	1,642,878
Urbi Desarrollos Urbanos SAB de CV(c)	52,560	18,324
Vista Land & Lifescapes, Inc.	782,750	105,442
Wing Tai Holdings Ltd.	55,600	87,037
Yanlord Land Group Ltd.(a)(c)	52,900	65,318

		43,641,861

Self Storage – 0.3%
Big Yellow Group PLC	7,900	44,751
Extra Space Storage, Inc.	80,737	3,022,793
Public Storage	1,600	241,936
Safestore Holdings PLC	12,500	23,894

		3,333,374

Single Family – 0.4%
Fortune Brands Home & Security, Inc.(c)	69,740	2,409,517
Masco Corp.	28,870	556,036
Realogy Holdings Corp.(c)	51,300	2,300,805

		5,266,358

		52,241,593

Office – 3.0%
Office – 3.0%
Allied Properties Real Estate Investment Trust	33,804	1,124,342
Allreal Holding AG(c)	500	73,562
Alstria Office REIT – AG	3,650	42,692

214	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Befimmo SCA Sicafi	1,300	$85,623
Boston Properties, Inc.	14,413	1,497,222
Brandywine Realty Trust	60,860	836,825
CapitaCommercial Trust	1,333,000	1,785,672
Castellum AB	87,564	1,313,604
Champion REIT(a)	182,900	93,580
Cominar Real Estate Investment Trust	36,303	794,882
Commonwealth Property Office Fund	1,478,034	1,679,901
CommonWealth REIT	71,350	1,801,587
Corporate Office Properties Trust	61,880	1,600,836
Derwent London PLC	3,650	121,660
Douglas Emmett, Inc.	69,748	1,709,523
Great Portland Estates PLC	12,300	91,623
Hongkong Land Holdings Ltd.	253,000	1,951,237
Hufvudstaden AB – Class A	124,142	1,707,177
Investa Office Fund	487,490	1,515,147
Japan Excellent, Inc.(a)	205	1,239,800
Japan Prime Realty Investment Corp.	30	88,277
Japan Real Estate Investment Corp.	138	1,513,123
Kenedix Realty Investment Corp. – Class A	391	1,611,289
Liberty Property Trust	23,790	922,814
Mack-Cali Realty Corp.	62,080	1,761,830
Nippon Building Fund, Inc.	261	2,918,751
Nomura Real Estate Office Fund, Inc.	11	67,505
Norwegian Property ASA	37,550	58,869
NTT Urban Development Corp.	64	65,098
Orix JREIT, Inc.	1,370	1,611,870
Parkway Properties, Inc./MD	147,298	2,490,809
PSP Swiss Property AG(c)	1,650	149,674
Societe Immobiliere de Location pour l’Industrie et le Commerce(c)	800	86,874
Swiss Prime Site AG(c)	2,150	172,610
Tokyo Tatemono Co., Ltd.	12,000	66,869
Workspace Group PLC	9,300	48,308

		34,701,065

Lodging – 1.3%
Lodging – 1.3%
Ashford Hospitality Trust, Inc.	205,840	2,422,737
Far East Hospitality Trust	1,434,000	1,273,700
Great Eagle Holdings Ltd.	293,000	1,165,781
Host Hotels & Resorts, Inc.	71,670	1,194,739
InterContinental Hotels Group PLC	60,941	1,767,035
Pebblebrook Hotel Trust	53,330	1,275,120
RLJ Lodging Trust	135,980	2,908,612
Strategic Hotels & Resorts, Inc.(c)	371,200	2,702,336

		14,710,060

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	215

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 1.0%
Industrial Warehouse Distribution – 0.9%
Ascendas Real Estate Investment Trust	80,000	$165,536
Daiwa House REIT Investment Corp.	187	1,351,710
Global Logistic Properties Ltd.	803,350	1,647,635
Granite Real Estate Investment(c)	40,850	1,572,317
Hansteen Holdings PLC	32,500	40,642
Mapletree Industrial Trust	70,100	79,247
Mapletree Logistics Trust	2,304,200	2,268,212
Nippon Prologis REIT, Inc.(c)	161	1,261,042
ProLogis, Inc.	28,036	1,091,722
Segro PLC	26,570	102,856
STAG Industrial, Inc.	72,100	1,529,241

		11,110,160

Mixed Office Industrial – 0.1%
BR Properties SA	45,270	562,616
Goodman Group	57,510	272,799

		835,415

		11,945,575

Food Beverage & Tobacco – 0.4%
Agricultural Products – 0.4%
Archer-Daniels-Midland Co.	26,200	834,732
Bunge Ltd.	27,840	2,063,223
Charoen Pokphand Indonesia Tbk PT	742,400	337,222
Felda Global Ventures Holdings Bhd	171,300	248,871
Golden Agri-Resources Ltd.	262,000	137,062
IOI Corp. Bhd	89,600	142,061
Kuala Lumpur Kepong Bhd	19,800	132,876
Wilmar International Ltd.	59,000	168,617

		4,064,664

Packaged Foods & Meats – 0.0%
MHP SA (GDR)(b)(c)	7,346	134,065

		4,198,729

Total Common Stocks (cost $670,078,383)		699,869,504

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 20.6%
United States – 20.6%
U.S. Treasury Inflation Index
0.625%, 7/15/21 (TIPS)	$5,642	6,437,806
1.875%, 7/15/15 (TIPS)(f)(g)	208,938	229,684,778

Total Inflation-Linked Securities (cost $232,181,992)		236,122,584

216	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Contracts	U.S. $ Value

OPTIONS PURCHASED - PUTS – 0.1%
Options on Equity Indices – 0.1%
Dow Jones-UBS Commodity Index Expiration: Mar 2013, Exercise Price: $ 134.00 (c)(h)	240,600	$122,706
S&P 500 Index Expiration: Apr 2013, Exercise Price: $ 1,450.00 (c)(i)	580	759,800

Total Options Purchased – Puts (cost $1,722,355)		882,506

	Shares
WARRANTS – 0.1%
Equity:Other – 0.1%
Diversified/Specialty – 0.1%

Emaar Properties PJSC, Merril Lynch, expiring 10/01/15(c) (cost $559,939)	528,766	763,009

INVESTMENT COMPANIES – 0.0%
Funds and Investment Trust – 0.0%

CPN Retail Growth Leasehold Property Fund (cost $105,730)	187,000	125,609

RIGHTS – 0.0%
Retail – 0.0%
Shopping Center/Other Retail – 0.0%

Citycon Oyj, expiring 3/07/13(c)	236,840	64,934

Equity:Other – 0.0%
Diversified/Specialty – 0.0%

Mah Sing Group Bhd, expiring 3/12/13(c)	31,667	6,865

Total Rights (cost $0)		71,799

SHORT-TERM INVESTMENTS – 22.5%
Investment Companies – 7.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(j) (cost $90,546,731)	90,546,731	90,546,731

	Principal Amount (000)
U.S. Treasury Bill – 8.8%
U.S. Treasury Bill Zero Coupon, 4/18/13(g) (cost $100,986,871)	$101,000	100,986,871

Treasury Bill – 5.8%
Germany Treasury Bills Zero Coupon, 4/10/13 (cost $66,336,886)	EUR50,490	65,920,311

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	217

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Total Short-Term Investments (cost $257,870,488)		$257,453,913

Total Investments Before Security Lending Collateral for Securities Loaned – 104.4% (cost $1,162,518,887)		1,195,288,924

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.0%
Investment Companies – 2.0%
AllianceBernstein Exchange Reserves—Class I, 0.10%(j) (cost $22,386,798)	22,386,798	22,386,798
Total Investments – 106.4% (cost $1,184,905,685)	1,217,675,722
Other assets less liabilities – (6.4)%		(73,230,374)

Net Assets – 100.0%		$1,144,445,348

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Oil Futures	68	June 2013	$7,528,701	$7,449,400	$(79,301)
Cocoa Futures	185	March 2013	4,364,349	3,954,419	(409,930)
Copper London Metal Exchange Futures	2	March 2013	404,903	389,613	(15,290)
Lead Futures	28	March 2013	1,628,947	1,590,050	(38,897)
Lean Hogs Futures	219	April 2013	7,664,559	7,095,600	(568,959)
Natural Gas Futures	36	April 2013	1,203,209	1,254,960	51,751
Nickel Futures	27	March 2013	2,863,656	2,680,776	(182,880)
Platinum Futures	180	April 2013	14,721,995	14,251,500	(470,495)
Soybean Futures	14	July 2013	1,021,386	1,004,675	(16,711)
Soybean Meal Futures	69	July 2013	2,956,320	2,964,240	7,920

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Cattle Feeder Futures	45	March 2013	$3,428,336	$3,195,000	$233,336
Cattle Feeder Futures	22	May 2013	1,629,322	1,628,550	772
Copper London Metal Exchange Futures	23	March 2013	4,641,707	4,480,544	161,163
Cotton No. 2 Futures	38	July 2013	1,585,656	1,632,860	(47,204)

218	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
Gold 100 OZ Futures	62	April 2013	$10,340,680	$9,784,220	$556,460
Heating Oil Futures	67	May 2013	9,140,690	8,540,490	600,200
Live Cattle Futures	101	April 2013	5,443,889	5,245,940	197,949
Silver Futures	16	May 2013	2,353,960	2,274,560	79,400
Sugar 11 Futures	90	July 2013	1,860,661	1,860,768	(107)
Wheat Futures	20	July 2013	823,297	759,500	63,797

					$122,974

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	5,196	USD	6,796	3/15/13	$12,261
Bank of America, NA	USD	5,636	JPY	498,906	3/15/13	(253,150)
Barclays Bank PLC Wholesale	GBP	16,658	USD	26,647	3/15/13	1,377,436
Barclays Bank PLC Wholesale	USD	3,290	HKD	25,496	3/15/13	(2,473)
Barclays Bank PLC Wholesale	JPY	874,195	USD	9,489	6/13/13	50,473
BNP Paribas SA	CAD	3,747	USD	3,790	3/15/13	157,734
BNP Paribas SA	EUR	50,490	USD	66,154	4/10/13	219,455
Brown Brothers Harriman & Co.	EUR	14,919	USD	19,300	3/15/13	(179,213)
Citibank, NA	CAD	2,796	USD	2,825	3/15/13	114,386
Citibank, NA	JPY	862,016	USD	9,197	3/15/13	(103,862)
Citibank, NA	JPY	671,201	USD	7,166	6/13/13	(80,838)
Deutsche Bank AG London	CAD	4,728	USD	4,769	3/15/13	185,779
Deutsche Bank AG London	GBP	4,520	USD	7,293	3/15/13	436,312
Deutsche Bank AG London	USD	3,480	SGD	4,305	6/13/13	(3,480)
Goldman Sachs Capital Markets LP	EUR	6,696	USD	8,870	3/15/13	127,744
HSBC Bank USA	NOK	11,550	USD	2,029	3/15/13	18,028
HSBC Bank USA	USD	3,559	JPY	309,916	3/15/13	(215,480)
HSBC Bank USA	USD	709	SGD	866	3/15/13	(9,840)
JPMorgan Chase Bank, NA	EUR	2,604	USD	3,369	3/15/13	(30,864)
JPMorgan Chase Bank, NA	USD	461	ZAR	4,054	3/15/13	(12,080)
Royal Bank of Canada	CAD	7,559	USD	7,638	3/15/13	310,347
Standard Chartered Bank	USD	1,278	CHF	1,191	3/15/13	(7,031)
Standard Chartered Bank	USD	7,750	HKD	60,070	3/15/13	(3,826)
Standard Chartered Bank	USD	651	JPY	53,194	3/15/13	(77,254)
State Street Bank & Trust Co.	BRL	16,333	USD	8,188	3/04/13	(63,292)
State Street Bank & Trust Co.	USD	8,287	BRL	16,333	3/04/13	(35,166)
State Street Bank & Trust Co.	AUD	2,430	USD	2,547	3/15/13	66,961
State Street Bank & Trust Co.	RUB	81,007	USD	2,577	3/15/13	(62,723)
State Street Bank & Trust Co.	THB	167,945	USD	5,543	3/15/13	(98,401)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	219

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	1,989	CHF	1,822	3/15/13	$ (45,248)
State Street Bank & Trust Co.	USD	38,081	CNY	238,306	3/15/13	104,195
State Street Bank & Trust Co.	USD	4,717	GBP	2,941	3/15/13	(255,756)
State Street Bank & Trust Co.	USD	2,114	IDR	20,453,303	3/15/13	2,205
State Street Bank & Trust Co.	USD	331	MXN	4,272	3/15/13	3,175
State Street Bank & Trust Co.	USD	616	MYR	1,893	3/15/13	(3,914)
State Street Bank & Trust Co.	USD	82	SEK	551	3/15/13	3,045
State Street Bank & Trust Co.	BRL	16,333	USD	8,231	5/03/13	37,325
UBS AG	USD	15,679	AUD	14,916	3/15/13	(455,475)
Westpac Banking Corp.	AUD	5,098	USD	5,313	3/15/13	109,944
Westpac Banking Corp.	USD	3,858	AUD	3,670	3/15/13	(112,030)

						$1,225,409

PUT OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
S&P 500 Index (i)	580	$1,350.00	April 2013	$404,238	$(229,100)

INFLATION (CPI) SWAP CONTRACTS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$1,500	3/27/18	2.450%	CPI	#	$(10,541)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAP CONTRACTS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$6,040	3/30/22	2.263%	3 Month LIBOR	$(285,719)

220	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

TOTAL RETURN SWAP CONTRACTS (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	10,178	0.15%	$3,016	3/15/13	Credit Suisse International	$(61,151)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	270,000	0.15%	80,015	3/15/13	Credit Suisse International	(1,622,193)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	301,244	0.15%	89,274	3/15/13	Credit Suisse International	(1,809,911)
Receive	Dow Jones-UBS Commodity ex-Precious Metals Index	172,642	0.11%	23,292	3/15/13	Deutsche Bank AG	(408,140)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	17,935	0.16%	5,315	3/15/13	JPMorgan Chase Bank, NA	(107,778)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	212,940	0.16%	63,105	3/15/13	JPMorgan Chase Bank, NA	(1,279,298)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	219,023	0.16%	64,908	3/15/13	JPMorgan Chase Bank, NA	(1,316,187)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	274,406	0.16%	81,321	3/15/13	JPMorgan Chase Bank, NA	(1,649,003)

							$(8,253,661)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	221

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2013, the aggregate market value of these securities amounted to $2,312,732 or 0.2% of net assets.

(c)	Non-income producing security.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $3,924,372.

(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $ 36,811,872.

(h)	One contract relates to 1 share.

(i)	One contract relates to 100 shares.

(j)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

JPY – Japanese Yen

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

LIBOR – London Interbank Offered Rates

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

222	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2013 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 40.9%
Financials – 7.6%
Capital Markets – 0.8%
3i Group PLC	22,408	$108,580
Aberdeen Asset Management PLC	21,155	137,624
Ameriprise Financial, Inc.	5,800	398,054
Bank of New York Mellon Corp. (The)	32,500	882,050
BlackRock, Inc. Class A	3,540	848,715
Charles Schwab Corp. (The)	30,100	488,824
Credit Suisse Group AG(a)	30,770	820,259
Daiwa Securities Group, Inc.	40,000	247,195
Deutsche Bank AG (REG)	22,855	1,043,436
E*Trade Financial Corp.(a)	7,000	74,970
Franklin Resources, Inc.	3,800	536,750
Goldman Sachs Group, Inc. (The)	12,400	1,857,024
Hargreaves Lansdown PLC	5,819	76,331
ICAP PLC	12,443	62,633
Invesco Ltd.	12,200	326,838
Investec PLC	13,241	95,997
Julius Baer Group Ltd.(a)	5,317	200,628
Legg Mason, Inc.	3,300	94,050
Macquarie Group Ltd.	7,926	304,493
Mediobanca SpA	12,704	76,809
Morgan Stanley	38,000	856,900
Nomura Holdings, Inc.	89,000	510,585
Northern Trust Corp.	6,000	319,020
Partners Group Holding AG	426	98,352
Ratos AB	4,711	48,261
SBI Holdings, Inc./Japan	5,508	43,761
Schroders PLC	2,779	83,720
State Street Corp.	13,200	746,988
T Rowe Price Group, Inc.	7,000	498,330
UBS AG(a)	89,535	1,414,680

		13,301,857

Commercial Banks – 2.8%
Aozora Bank Ltd.	14,000	42,404
Australia & New Zealand Banking Group Ltd.	66,639	1,948,805
Banca Monte dei Paschi di Siena SpA(a)	139,084	38,021
Banco Bilbao Vizcaya Argentaria SA	133,690	1,295,097
Banco de Sabadell SA(a)(b)	67,219	145,966
Banco Espirito Santo SA(a)	44,620	53,330
Banco Popolare SC(a)	40,005	67,007
Banco Popular Espanol SA(a)	130,606	112,889
Banco Santander SA	253,234	1,917,451
Bank Hapoalim BM(a)	24,757	109,568
Bank Leumi Le-Israel BM(a)	29,314	104,222
Bank of East Asia Ltd.	33,400	135,508

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	223

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Bank of Kyoto Ltd. (The)	8,000	$69,909
Bank of Yokohama Ltd. (The)	29,000	149,163
Bankia SA(a)(b)	18,796	7,949
Banque Cantonale Vaudoise(a)	74	42,138
Barclays PLC	284,478	1,319,954
BB&T Corp.	19,200	582,912
Bendigo and Adelaide Bank Ltd.	9,752	98,674
BNP Paribas SA	24,609	1,376,483
BOC Hong Kong Holdings Ltd.	90,500	304,250
CaixaBank	18,761	76,799
Chiba Bank Ltd. (The)	18,000	114,726
Chugoku Bank Ltd. (The)	4,000	58,626
Comerica, Inc.	5,300	182,214
Commerzbank AG(a)	92,969	170,634
Commonwealth Bank of Australia	39,065	2,677,736
Credit Agricole SA(a)	24,569	229,228
Danske Bank A/S(a)	16,037	298,324
DBS Group Holdings Ltd.	45,000	547,215
DnB ASA	24,029	357,134
Erste Group Bank AG(a)	5,336	171,277
Fifth Third Bancorp	25,300	400,752
First Horizon National Corp.	6,800	72,284
Fukuoka Financial Group, Inc.	18,000	81,781
Gunma Bank Ltd. (The)	9,000	48,907
Hachijuni Bank Ltd. (The)	10,000	53,499
Hang Seng Bank Ltd.	18,800	302,581
Hiroshima Bank Ltd. (The)	12,000	50,364
HSBC Holdings PLC	449,269	4,975,953
Huntington Bancshares, Inc./OH	23,600	165,908
Intesa Sanpaolo SpA	244,816	394,176
Intesa Sanpaolo SpA – RSP	19,298	26,537
Iyo Bank Ltd. (The)	6,000	51,137
Joyo Bank Ltd. (The)	15,000	74,907
KBC Groep NV	3,961	146,303
KeyCorp	25,900	243,201
Lloyds Banking Group PLC(a)	1,030,964	847,457
M&T Bank Corp.(b)	3,300	336,897
Mitsubishi UFJ Financial Group, Inc.	312,600	1,732,562
Mizrahi Tefahot Bank Ltd.(a)	3,047	31,960
Mizuho Financial Group, Inc.	560,600	1,232,995
National Australia Bank Ltd.	55,773	1,716,411
Natixis	21,180	87,640
Nishi-Nippon City Bank Ltd. (The)	16,000	41,914
Nordea Bank AB	64,727	746,712
Oversea-Chinese Banking Corp., Ltd.	63,000	512,392
PNC Financial Services Group, Inc.	14,600	910,894
Raiffeisen Bank International AG	1,202	45,310

224	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Regions Financial Corp.	38,900	$297,585
Resona Holdings, Inc.	46,200	211,717
Royal Bank of Scotland Group PLC(a)	51,251	251,056
Seven Bank Ltd.	13,149	34,595
Shinsei Bank Ltd.	37,000	81,404
Shizuoka Bank Ltd. (The)	13,000	129,205
Skandinaviska Enskilda Banken AB	34,682	360,198
Societe Generale SA(a)	17,311	659,870
Standard Chartered PLC	58,812	1,596,428
Sumitomo Mitsui Financial Group, Inc.	33,000	1,316,999
Sumitomo Mitsui Trust Holdings, Inc.	76,000	295,014
SunTrust Banks, Inc.	14,800	408,332
Suruga Bank Ltd.	5,000	73,448
Svenska Handelsbanken AB	12,279	532,240
Swedbank AB	19,659	471,611
UniCredit SpA(a)	98,560	497,138
Unione di Banche Italiane SCPA	19,809	90,105
United Overseas Bank Ltd.(b)	31,000	476,143
US Bancorp	52,200	1,773,756
Wells Fargo & Co.	135,300	4,746,324
Westpac Banking Corp.	75,572	2,370,784
Wing Hang Bank Ltd.	4,500	49,685
Yamaguchi Financial Group, Inc.	5,000	46,724
Zions Bancorporation	5,000	120,700

		47,028,108

Consumer Finance – 0.2%
Acom Co., Ltd.(a)	980	24,255
Aeon Credit Service Co., Ltd.(b)	1,600	37,254
American Express Co.	27,200	1,690,480
Capital One Financial Corp.	15,985	815,715
Credit Saison Co., Ltd.	3,900	83,020
Discover Financial Services	14,200	547,126
SLM Corp.	12,900	244,713

		3,442,563

Diversified Financial Services – 1.0%
ASX Ltd.	4,306	160,131
Bank of America Corp.	296,802	3,333,086
Citigroup, Inc.	80,700	3,386,979
CME Group, Inc./IL – Class A	8,400	502,488
Deutsche Boerse AG	4,745	293,626
Eurazeo	734	39,876
Exor SpA	1,576	43,973
First Pacific Co., Ltd./Hong Kong	47,000	61,719
Groupe Bruxelles Lambert SA	1,984	158,356
Hong Kong Exchanges and Clearing Ltd.(b)	25,200	453,118
Industrivarden AB	2,895	51,490
ING Groep NV(a)	94,178	753,972

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	225

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

IntercontinentalExchange, Inc.(a)	2,000	$309,640
Investment AB Kinnevik	5,057	115,132
Investor AB	11,199	327,258
JPMorgan Chase & Co.	104,600	5,117,032
Leucadia National Corp.(b)	5,400	145,260
London Stock Exchange Group PLC	4,333	87,467
McGraw-Hill Cos., Inc. (The)	7,700	358,435
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,430	66,077
Moody’s Corp.	5,300	254,718
NASDAQ OMX Group, Inc. (The)	3,200	101,312
NYSE Euronext	6,700	249,776
ORIX Corp.	2,570	286,338
Pargesa Holding SA	664	47,327
Pohjola Bank PLC	3,407	53,667
Resolution Ltd.	32,923	129,925
Singapore Exchange Ltd.	21,000	128,484
Wendel SA	808	88,843

		17,105,505

Insurance – 1.8%
ACE Ltd.	9,300	794,127
Admiral Group PLC	5,003	94,710
Aegon NV	42,259	251,553
Aflac, Inc.	12,900	644,355
Ageas	5,742	195,081
AIA Group Ltd.	265,900	1,156,746
Allianz SE	11,195	1,526,282
Allstate Corp. (The)	13,300	612,066
American International Group, Inc.(a)	40,840	1,552,328
AMP Ltd.	70,162	391,584
AON PLC	8,900	543,701
Assicurazioni Generali SpA	28,710	463,215
Assurant, Inc.	2,200	92,378
Aviva PLC	71,746	386,149
AXA SA	43,471	752,028
Baloise Holding AG	1,168	104,608
Berkshire Hathaway, Inc.(a)	50,500	5,159,080
Chubb Corp. (The)	7,300	613,419
Cincinnati Financial Corp.	4,000	180,040
CNP Assurances	3,993	59,344
Dai-ichi Life Insurance Co., Ltd. (The)	209	292,514
Delta Lloyd NV	3,409	60,083
Genworth Financial, Inc. – Class A(a)	13,500	115,290
Gjensidige Forsikring ASA	4,918	78,356
Hannover Rueckversicherung AG	1,483	115,801
Hartford Financial Services Group, Inc.	12,000	283,320
Insurance Australia Group Ltd.	50,098	290,686
Legal & General Group PLC	144,425	349,643

226	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Lincoln National Corp.	7,600	$224,504
Loews Corp.	8,600	370,746
Mapfre SA	17,150	55,642
Marsh & McLennan Cos., Inc.	14,900	553,386
MetLife, Inc.	29,200	1,034,848
MS&AD Insurance Group Holdings	12,500	258,503
Muenchener Rueckversicherungs AG	4,410	791,057
NKSJ Holdings, Inc.	9,000	190,341
Old Mutual PLC	119,669	366,261
Principal Financial Group, Inc.	7,600	240,236
Progressive Corp. (The)	15,400	375,144
Prudential Financial, Inc.	12,800	711,296
Prudential PLC	62,742	931,264
QBE Insurance Group Ltd.(b)	29,055	395,681
RSA Insurance Group PLC	84,718	154,622
Sampo Oyj	10,305	379,960
SCOR SE	4,014	113,363
Sony Financial Holdings, Inc.	4,269	67,308
Standard Life PLC	57,007	303,803
Suncorp Group Ltd.	31,635	362,885
Swiss Life Holding AG(a)	749	122,485
Swiss Re AG	8,659	692,603
T&D Holdings, Inc.	14,200	168,258
Tokio Marine Holdings, Inc.	17,000	479,242
Torchmark Corp.	2,600	146,094
Travelers Cos., Inc. (The)	10,600	852,452
Tryg A/S	603	48,612
Unum Group	7,700	188,419
Vienna Insurance Group AG Wiener Versicherung Gruppe	944	47,729
XL Group PLC	8,400	240,576
Zurich Insurance Group AG(a)	3,623	989,166

		29,014,973

Real Estate Investment Trusts (REITs) – 0.5%
American Tower Corp.	10,900	845,840
Ascendas Real Estate Investment Trust	115,000	237,958
British Land Co. PLC	48,165	413,546
CapitaMall Trust	137,550	238,372
CFS Retail Property Trust Group	111,937	238,606
Corio NV	3,942	181,511
EPR Properties	1,460	71,233
Gecina SA	1,099	124,515
GPT Group	88,568	354,875
Hammerson PLC	39,453	295,083
ICADE	1,225	109,871
Japan Real Estate Investment Corp.	33	361,834
Klepierre	5,452	223,665

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	227

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Land Securities Group PLC	43,279	$543,558
Link REIT (The)	126,900	678,399
Mirvac Group	189,898	317,733
Nippon Building Fund, Inc.	35	391,403
Plum Creek Timber Co., Inc.	4,400	213,400
Unibail-Rodamco SE	5,117	1,181,112
Westfield Group	124,067	1,417,780
Westfield Retail Trust	164,377	533,345

		8,973,639

Real Estate Management & Development – 0.5%
Aeon Mall Co., Ltd.	4,620	114,587
CapitaLand Ltd.	160,050	502,805
CapitaMalls Asia Ltd.	78,446	131,326
CBRE Group, Inc.(a)	8,300	200,611
City Developments Ltd.	33,200	298,291
Daito Trust Construction Co., Ltd.	1,800	161,070
Daiwa House Industry Co., Ltd.	13,000	238,936
Henderson Land Development Co., Ltd.	60,400	422,516
Hulic Co., Ltd.	5,895	44,221
IMMOFINANZ AG(a)	22,877	95,551
Keppel Land Ltd.	41,450	138,783
Kerry Properties Ltd.	39,400	201,836
Mitsui Fudosan Co., Ltd.	48,090	1,223,210
Nomura Real Estate Holdings, Inc.	4,780	85,725
NTT Urban Development Corp.	70	71,201
Sino Land Co., Ltd.	162,360	294,993
Sumitomo Realty & Development Co., Ltd.	23,590	797,519
Sun Hung Kai Properties Ltd.	100,100	1,546,468
Wharf Holdings Ltd.	84,350	738,332

		7,307,981

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	13,000	110,760
People’s United Financial, Inc.	9,600	125,760

		236,520

		126,411,146

Information Technology – 4.8%
Communications Equipment – 0.5%
Cisco Systems, Inc.	145,700	3,037,845
F5 Networks, Inc.(a)	2,200	207,746
Harris Corp.	3,100	149,017
JDS Uniphase Corp.(a)	6,300	89,208
Juniper Networks, Inc.(a)	14,500	299,860
Motorola Solutions, Inc.	7,900	491,459
Nokia Oyj(b)	90,560	329,083
QUALCOMM, Inc.	46,900	3,078,047
Telefonaktiebolaget LM Ericsson – Class B	74,668	907,708

		8,589,973

228	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Computers & Peripherals – 1.0%
Apple, Inc.(c)	25,860	$11,414,604
Dell, Inc.	40,100	559,395
EMC Corp./MA(a)	57,800	1,329,978
Fujitsu Ltd.	45,000	206,691
Gemalto NV	1,948	177,015
Hewlett-Packard Co.	54,100	1,089,574
NEC Corp.(a)	63,000	155,742
NetApp, Inc.(a)	10,000	338,300
SanDisk Corp.(a)	6,600	332,574
Seagate Technology PLC	9,680	311,309
Toshiba Corp.	98,000	451,027
Western Digital Corp.	6,100	287,676

		16,653,885

Electronic Equipment, Instruments & Components – 0.3%
Amphenol Corp. – Class A	4,400	311,784
Citizen Holdings Co., Ltd.	6,400	34,721
Corning, Inc.	41,000	517,010
FLIR Systems, Inc.	4,100	107,994
Fujifilm Holdings Corp.	11,400	218,849
Hamamatsu Photonics KK	1,800	71,421
Hexagon AB	5,822	165,357
Hirose Electric Co., Ltd.	800	96,615
Hitachi High-Technologies Corp.	1,600	33,043
Hitachi Ltd.	113,000	633,361
Hoya Corp.	10,700	204,875
Ibiden Co., Ltd.	3,000	46,968
Jabil Circuit, Inc.	5,100	95,523
Keyence Corp.	1,200	337,842
Kyocera Corp.	3,800	330,560
Molex, Inc.	3,700	102,527
Murata Manufacturing Co., Ltd.	5,000	322,019
Nippon Electric Glass Co., Ltd.	9,000	44,200
Omron Corp.	5,000	121,105
Shimadzu Corp.	6,000	37,975
TDK Corp.(b)	3,100	106,886
TE Connectivity Ltd.	11,700	469,521
Yaskawa Electric Corp.	5,000	45,020
Yokogawa Electric Corp.	4,900	49,180

		4,504,356

Internet Software & Services – 0.5%
Akamai Technologies, Inc.(a)	4,900	181,104
Dena Co., Ltd.(b)	2,590	72,626
eBay, Inc.(a)	31,900	1,744,292
Google, Inc. – Class A(a)	7,350	5,888,820
United Internet AG	2,379	55,995

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	229

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

VeriSign, Inc.(a)	4,300	$196,940
Yahoo! Japan Corp.	357	150,880
Yahoo!, Inc.(a)	28,700	611,597

		8,902,254

IT Services – 0.9%
Accenture PLC	17,500	1,301,300
Amadeus IT Holding SA	7,704	196,694
AtoS	1,407	104,255
Automatic Data Processing, Inc.	13,300	816,088
Cap Gemini SA	3,639	178,520
Cognizant Technology Solutions Corp. – Class A(a)	8,200	629,514
Computer Sciences Corp.	4,200	201,726
Computershare Ltd.	10,930	113,440
Fidelity National Information Services, Inc.	6,800	256,020
Fiserv, Inc.(a)	3,700	303,807
International Business Machines Corp.	29,600	5,944,568
Itochu Techno-Solutions Corp.	700	30,549
Mastercard, Inc. – Class A	2,980	1,543,104
Nomura Research Institute Ltd.	2,500	56,712
NTT Data Corp.	31	98,450
Otsuka Corp.	400	40,576
Paychex, Inc.	8,800	291,280
SAIC, Inc.	7,800	92,196
Teradata Corp.(a)	4,700	272,882
Total System Services, Inc.	4,400	104,544
Visa, Inc. – Class A	14,400	2,284,416
Western Union Co. (The) – Class W	16,500	231,495

		15,092,136

Office Electronics – 0.1%
Brother Industries Ltd.	5,800	60,640
Canon, Inc.	27,900	1,009,683
Konica Minolta Holdings, Inc.	11,500	87,915
Ricoh Co., Ltd.	16,000	171,679
Xerox Corp.	36,000	291,960

		1,621,877

Semiconductors & Semiconductor Equipment – 0.6%
Advanced Micro Devices, Inc.(a)(b)	16,500	41,085
Advantest Corp.	3,700	53,111
Altera Corp.	8,800	311,696
Analog Devices, Inc.	8,200	370,804
Applied Materials, Inc.	34,000	465,800
ARM Holdings PLC	33,857	490,164
ASM Pacific Technology Ltd.(b)	4,900	64,732
ASML Holding NV	7,726	548,362

230	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Broadcom Corp. – Class A	14,100	$480,951
Infineon Technologies AG(b)	26,721	227,979
Intel Corp.	137,800	2,873,130
KLA-Tencor Corp.	4,600	251,896
Lam Research Corp.(a)	4,988	210,992
Linear Technology Corp.	6,300	240,912
LSI Corp.(a)	15,300	106,488
Mellanox Technologies Ltd.(a)	879	45,317
Microchip Technology, Inc.	5,300	193,291
Micron Technology, Inc.(a)	28,000	234,920
NVIDIA Corp.	17,000	215,220
Rohm Co., Ltd.	2,400	85,138
STMicroelectronics NV	15,672	124,793
Sumco Corp.(a)	2,800	27,999
Teradyne, Inc.(a)	5,100	85,476
Texas Instruments, Inc.	31,300	1,075,781
Tokyo Electron Ltd.	4,200	194,936
Xilinx, Inc.	7,200	268,344

		9,289,317

Software – 0.9%
Adobe Systems, Inc.(a)	13,500	530,550
Autodesk, Inc.(a)	6,200	227,664
BMC Software, Inc.(a)	4,000	160,280
CA, Inc.	9,400	230,206
Citrix Systems, Inc.(a)	5,200	368,680
Dassault Systemes SA	1,567	177,513
Electronic Arts, Inc.(a)	8,700	152,511
Intuit, Inc.	7,600	490,048
Konami Corp.	2,500	48,570
Microsoft Corp.	207,800	5,776,840
Nexon Co., Ltd.	2,659	24,072
NICE Systems Ltd.(a)	1,458	51,393
Nintendo Co., Ltd.	2,700	261,192
Oracle Corp.	104,900	3,593,874
Oracle Corp. Japan	1,000	42,057
Red Hat, Inc.(a)	5,300	269,293
Sage Group PLC (The)	30,171	155,447
Salesforce.com, Inc.(a)	3,600	609,192
SAP AG	22,647	1,768,510
Square Enix Holdings Co., Ltd.(b)	1,600	18,374
Symantec Corp.(a)	19,300	452,392
Trend Micro, Inc./Japan	2,600	73,541

		15,482,199

		80,135,997

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	231

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 4.5%
Aerospace & Defense – 0.7%
BAE Systems PLC	78,921	$423,978
Boeing Co. (The)	18,600	1,430,340
Cobham PLC	25,045	87,686
European Aeronautic Defence and Space Co. NV	10,138	516,791
Finmeccanica SpA(a)	9,951	48,696
General Dynamics Corp.	9,100	618,527
Honeywell International, Inc.	21,500	1,507,150
L-3 Communications Holdings, Inc.	2,700	205,929
Lockheed Martin Corp.	7,400	651,200
Meggitt PLC	19,234	132,194
Northrop Grumman Corp.	6,800	446,624
Precision Castparts Corp.	4,000	746,360
Raytheon Co.	9,100	496,587
Rockwell Collins, Inc.	3,900	234,429
Rolls-Royce Holdings PLC(a)	46,035	716,131
Safran SA	5,640	257,750
Singapore Technologies Engineering Ltd.	37,000	126,704
Textron, Inc.	7,700	222,145
Thales SA	2,239	78,690
United Technologies Corp.	23,100	2,091,705
Zodiac Aerospace	839	94,218

		11,133,834

Air Freight & Logistics – 0.2%
CH Robinson Worldwide, Inc.	4,400	250,888
Deutsche Post AG	22,248	498,043
Expeditors International of Washington, Inc.	5,800	225,330
FedEx Corp.	8,100	853,983
Kuehne & Nagel International AG	1,328	152,216
TNT Express NV	8,015	60,598
Toll Holdings Ltd.	16,083	101,133
United Parcel Service, Inc. – Class B	19,800	1,636,470
Yamato Holdings Co., Ltd.	9,200	153,882

		3,932,543

Airlines – 0.1%
All Nippon Airways Co., Ltd.	28,000	57,380
Cathay Pacific Airways Ltd.	28,000	52,342
Deutsche Lufthansa AG (REG)	5,630	113,349
International Consolidated Airlines Group SA(a)	20,991	75,936
Japan Airlines Co., Ltd.(a)	1,469	69,692
Qantas Airways Ltd.(a)	23,671	39,603
Singapore Airlines Ltd.	13,000	114,222
Southwest Airlines Co.	20,400	238,680

		761,204

232	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.1%
Asahi Glass Co., Ltd.	25,000	$169,453
Assa Abloy AB	8,292	327,766
Cie de St-Gobain	9,825	390,378
Daikin Industries Ltd.	5,800	215,180
Geberit AG(a)	905	218,404
LIXIL Group Corp.	6,600	135,265
Masco Corp.	9,800	188,748
TOTO Ltd.	7,000	63,295

		1,708,489

Commercial Services & Supplies – 0.2%
ADT Corp. (The)	6,350	304,102
Aggreko PLC	6,595	169,057
Avery Dennison Corp.	2,700	110,295
Babcock International Group PLC	8,831	143,564
Brambles Ltd.	38,220	341,020
Cintas Corp.	2,900	127,310
Dai Nippon Printing Co., Ltd.	14,000	123,043
Edenred	4,166	143,914
G4S PLC	33,439	147,029
Park24 Co., Ltd.	2,400	43,860
Pitney Bowes, Inc.(b)	5,500	72,050
Republic Services, Inc. – Class A	8,200	257,808
Secom Co., Ltd.	5,200	266,951
Securitas AB	7,699	71,511
Serco Group PLC	12,250	105,804
Societe BIC SA	704	82,061
Stericycle, Inc.(a)	2,400	230,208
Toppan Printing Co., Ltd.	13,000	87,461
Tyco International Ltd.	12,700	406,527
Waste Management, Inc.	12,000	447,840

		3,681,415

Construction & Engineering – 0.1%
ACS Actividades de Construccion y Servicios SA	3,482	82,606
Balfour Beatty PLC	15,687	67,751
Bouygues SA	4,645	130,912
Chiyoda Corp.	4,000	49,949
Ferrovial SA	9,920	155,270
Fluor Corp.	4,600	284,740
Hochtief AG(a)	757	50,786
Jacobs Engineering Group, Inc.(a)	3,500	170,940
JGC Corp.	5,000	137,988
Kajima Corp.	20,000	59,156
Kinden Corp.	3,000	19,921
Koninklijke Boskalis Westminster NV	1,899	81,167
Leighton Holdings Ltd.(b)	3,730	89,440

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	233

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Obayashi Corp.	15,000	$77,266
Quanta Services, Inc.(a)	5,800	164,720
Shimizu Corp.	14,000	45,031
Skanska AB	9,342	165,452
Taisei Corp.	25,000	73,891
Vinci SA	11,313	521,514

		2,428,500

Electrical Equipment – 0.4%
ABB Ltd. (REG)(a)	54,069	1,230,099
Alstom SA	5,069	222,796
Eaton Corp. PLC	12,709	787,577
Emerson Electric Co.	20,000	1,134,000
First Solar, Inc.(a)(b)	1,600	41,360
Fuji Electric Co., Ltd.	13,000	37,123
Furukawa Electric Co., Ltd.(a)	15,000	33,928
GS Yuasa Corp.(b)	8,000	34,661
Legrand SA	5,829	267,124
Mabuchi Motor Co., Ltd.	600	29,482
Mitsubishi Electric Corp.	47,000	382,258
Nidec Corp.(b)	2,700	158,849
Prysmian SpA	5,009	108,716
Rockwell Automation, Inc.	3,900	352,326
Roper Industries, Inc.	2,700	336,447
Schneider Electric SA	12,895	987,665
Sumitomo Electric Industries Ltd.	18,500	215,376
Ushio, Inc.	2,600	28,537

		6,388,324

Industrial Conglomerates – 0.8%
3M Co.	17,500	1,820,000
Danaher Corp.	16,100	991,760
Fraser and Neave Ltd.(d)(e)	23,000	175,323
General Electric Co.	290,800	6,752,376
Hutchison Whampoa Ltd.	52,000	559,694
Keppel Corp., Ltd.	35,000	327,946
Koninklijke Philips Electronics NV	25,559	722,077
NWS Holdings Ltd.	35,000	66,675
Orkla ASA	18,975	155,332
SembCorp Industries Ltd.	24,000	102,171
Siemens AG	20,231	2,099,795
Smiths Group PLC	9,655	184,118

		13,957,267

Industrial Warehouse Distribution – 0.1%
DCT Industrial Trust, Inc.(b)	8,260	59,968
EastGroup Properties, Inc.	930	52,833
First Industrial Realty Trust, Inc.(a)	3,050	48,403
Global Logistic Properties Ltd.	119,815	245,735

234	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hansteen Holdings PLC	19,813	$24,777
Hopewell Holdings Ltd.	13,500	59,286
Industrial & Infrastructure Fund Investment Corp.	4	35,896
Mapletree Industrial Trust	37,812	42,746
Mapletree Logistics Trust	56,355	55,475
ProLogis, Inc.	26,835	1,044,955
Segro PLC	39,921	154,540
STAG Industrial, Inc.	1,300	27,573
Warehouses De Pauw SCA	340	22,079

		1,874,266

Machinery – 0.9%
Alfa Laval AB	8,251	191,391
Amada Co., Ltd.	8,000	52,146
Andritz AG	1,790	126,217
Atlas Copco AB	9,595	247,454
Atlas Copco AB – Class A	16,511	478,582
Caterpillar, Inc.	18,000	1,662,660
Cummins, Inc.	4,900	567,763
Deere & Co.	10,800	948,564
Dover Corp.	5,000	366,750
FANUC Corp.	4,700	724,730
Fiat Industrial SpA	21,042	255,056
Flowserve Corp.	1,400	224,700
GEA Group AG	4,293	152,442
Hino Motors Ltd.	6,000	63,380
Hitachi Construction Machinery Co., Ltd.	2,700	61,982
IHI Corp.	32,000	89,743
Illinois Tool Works, Inc.	11,900	731,850
IMI PLC	7,895	145,969
Ingersoll-Rand PLC	7,900	415,935
Invensys PLC	19,984	108,205
Japan Steel Works Ltd. (The)	7,000	40,898
Joy Global, Inc.	2,900	183,686
JTEKT Corp.	5,500	54,834
Kawasaki Heavy Industries Ltd.	34,000	108,114
Komatsu Ltd.	22,900	576,674
Kone Oyj(b)	3,828	308,846
Kubota Corp.	27,000	325,644
Kurita Water Industries Ltd.	2,800	55,900
Makita Corp.	2,800	126,774
MAN SE	1,040	119,343
Melrose Industries PLC	28,170	110,274
Metso Oyj	3,142	134,359
Mitsubishi Heavy Industries Ltd.	74,000	410,417
Nabtesco Corp.	3,000	55,316
NGK Insulators Ltd.	7,000	75,410

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	235

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

NSK Ltd.	11,000	$85,817
PACCAR, Inc.	9,700	460,071
Pall Corp.	3,200	218,176
Parker Hannifin Corp.	4,100	387,368
Pentair Ltd.	5,784	308,114
Sandvik AB	24,674	399,380
Scania AB	7,868	163,215
Schindler Holding AG	1,195	184,806
Schindler Holding AG (REG)	529	79,470
SembCorp Marine Ltd.(b)	20,000	72,142
SKF AB	9,638	236,400
SMC Corp./Japan	1,400	242,674
Snap-On, Inc.	1,600	128,432
Stanley Black & Decker, Inc.	4,600	362,020
Sulzer AG	590	102,869
Sumitomo Heavy Industries Ltd.	13,000	57,351
THK Co., Ltd.	3,000	55,899
Vallourec SA	2,538	134,865
Volvo AB – Class B	34,219	511,606
Wartsila Oyj Abp(b)	4,122	189,862
Weir Group PLC (The)	5,225	185,337
Xylem, Inc./NY	5,100	140,250
Yangzijiang Shipbuilding Holdings Ltd.(b)	40,600	31,518
Zardoya Otis SA	3,789	53,424

		15,093,074

Marine – 0.0%
AP Moeller – Maersk A/S	33	263,423
AP Moeller – Maersk A/S – Class A	14	107,569
Mitsui OSK Lines Ltd.	26,000	90,945
Nippon Yusen KK	39,000	97,882
Orient Overseas International Ltd.	5,500	38,650

		598,469

Mixed Office Industrial – 0.0%
Goodman Group	87,808	416,517

Professional Services – 0.1%
Adecco SA(a)	3,258	184,850
ALS Ltd/Queensland	8,299	98,972
Bureau Veritas SA	1,359	174,997
Capita PLC	16,078	200,442
Dun & Bradstreet Corp. (The)(b)	1,200	96,720
Equifax, Inc.	3,300	181,896
Experian PLC	24,809	410,440
Intertek Group PLC	3,953	199,761
Randstad Holding NV	2,962	125,628
Robert Half International, Inc.	3,900	138,645
SGS SA	135	342,375

		2,154,726

236	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 0.4%
Asciano Ltd.	22,875	$129,872
Aurizon Holdings Ltd.	41,996	172,482
Central Japan Railway Co.	3,538	343,820
ComfortDelGro Corp. Ltd.	46,000	71,194
CSX Corp.	28,600	656,084
DSV A/S	4,672	114,643
East Japan Railway Co.	8,400	619,546
Hankyu Hanshin Holdings, Inc.	28,000	153,608
Keikyu Corp.	11,000	97,157
Keio Corp.	14,000	111,876

Keisei Electric Railway Co., Ltd.	7,000	66,839
Kintetsu Corp.(b)	39,000	163,998
MTR Corp., Ltd	35,000	144,731
Nippon Express Co., Ltd.	20,000	87,845
Norfolk Southern Corp.	8,800	642,840
Odakyu Electric Railway Co., Ltd.	15,000	158,245
Ryder System, Inc.	1,400	78,680
Tobu Railway Co., Ltd.	25,000	137,236
Tokyu Corp.	28,000	167,670
Union Pacific Corp.	13,100	1,796,141
West Japan Railway Co.	4,171	184,219

		6,098,726

Trading Companies & Distributors – 0.3%
Brenntag AG	1,266	180,108
Bunzl PLC	8,145	155,454
Fastenal Co.	7,400	382,062
ITOCHU Corp.	37,000	426,932
Marubeni Corp.	40,000	291,754
Mitsubishi Corp.	34,500	683,465
Mitsui & Co., Ltd.	42,700	632,110
Noble Group Ltd.	95,000	90,505
Rexel SA	2,644	61,196
Sojitz Corp.	30,700	47,024
Sumitomo Corp.	27,600	337,056
Toyota Tsusho Corp.	5,200	132,534
Wolseley PLC	6,712	315,216
WW Grainger, Inc.	1,700	384,982

		4,120,398

Transportation Infrastructure – 0.1%
Abertis Infraestructuras SA	9,015	158,089
Aeroports de Paris	730	61,580
Atlantia SpA	8,137	140,421
Auckland International Airport Ltd.	20,500	47,993
Fraport AG Frankfurt Airport Services Worldwide	904	53,621
Groupe Eurotunnel SA	13,783	116,442

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	237

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hutchison Port Holdings Trust	122,000	$98,652
Kamigumi Co., Ltd.	6,000	51,952
Koninklijke Vopak NV	1,729	124,213
Mitsubishi Logistics Corp.	3,000	48,786
Sydney Airport	4,566	14,761
Transurban Group	32,272	202,572

		1,119,082

		75,466,834

Consumer Staples – 4.4%
Beverages – 1.0%
Anheuser-Busch InBev NV	19,746	1,850,493
Asahi Group Holdings Ltd.	9,500	239,854
Beam, Inc.	4,400	268,532
Brown-Forman Corp. – Class B	4,150	272,323
Carlsberg A/S	2,630	270,287
Coca Cola Hellenic Bottling Co. SA(a)	4,957	135,202
Coca-Cola Amatil Ltd.	14,040	207,630
Coca-Cola Co. (The)	106,600	4,127,552
Coca-Cola Enterprises, Inc.	7,600	271,928
Coca-Cola West Co., Ltd.	1,500	25,681

Constellation Brands, Inc. – Class A(a)	4,000	176,960
Crimson Wine Group Ltd.(a)	540	4,347
Diageo PLC	61,601	1,847,178
Dr Pepper Snapple Group, Inc.	5,800	252,996
Heineken Holding NV	2,479	155,180
Heineken NV	5,665	422,145
Kirin Holdings Co., Ltd.	21,000	304,962
Molson Coors Brewing Co. – Class B	4,300	190,103
Monster Beverage Corp.(a)	4,210	212,310
PepsiCo, Inc.	42,900	3,250,533
Pernod-Ricard SA	5,207	674,376
Remy Cointreau SA	549	69,381
SABMiller PLC	23,494	1,165,585
Treasury Wine Estates Ltd.	15,880	85,746

		16,481,284

Food & Staples Retailing – 0.9%
Aeon Co., Ltd.(b)	14,700	165,295
Carrefour SA	14,791	402,284
Casino Guichard Perrachon SA	1,416	142,128
Colruyt SA	1,865	91,770
Costco Wholesale Corp.	11,900	1,205,351
CVS Caremark Corp.	35,000	1,789,200
Delhaize Group SA	2,505	121,070
Distribuidora Internacional de Alimentacion SA	15,033	117,290
FamilyMart Co., Ltd.	1,500	63,230
J Sainsbury PLC	30,110	157,563

238	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Jeronimo Martins SGPS SA	5,416	$107,949
Kesko Oyj	1,563	48,730
Koninklijke Ahold NV	24,730	354,873
Kroger Co. (The)	15,000	438,150
Lawson, Inc.(b)	1,500	111,566
Metcash Ltd.(b)	21,249	88,417
Metro AG	3,188	98,402
Olam International Ltd.	38,000	50,761
Safeway, Inc.(b)	6,500	155,090
Seven & I Holdings Co., Ltd.(b)	18,500	539,979
Sysco Corp.	16,100	517,776
Tesco PLC	196,723	1,101,301
Wal-Mart Stores, Inc.	46,300	3,277,114
Walgreen Co.	23,600	966,184
Wesfarmers Ltd.	24,748	1,035,622
Whole Foods Market, Inc.	4,700	402,414
WM Morrison Supermarkets PLC	56,330	221,476
Woolworths Ltd.	30,259	1,079,736

		14,850,721

Food Products – 1.1%
Ajinomoto Co., Inc.	16,000	212,138
Archer-Daniels-Midland Co.	18,100	576,666
Aryzta AG(a)	2,145	123,036
Associated British Foods PLC	8,760	245,803
Barry Callebaut AG(a)	49	47,713
Calbee, Inc.(b)	401	34,166
Campbell Soup Co.	4,900	201,684
ConAgra Foods, Inc.	11,100	378,621
Danone SA	14,233	985,983

DE Master Blenders 1753 NV(a)	14,546	175,301
Dean Foods Co.(a)	5,000	83,000
General Mills, Inc.	17,800	823,250
Golden Agri-Resources Ltd.	173,000	90,503
Hershey Co. (The)	4,200	350,028
HJ Heinz Co.	8,800	637,384
Hormel Foods Corp.	3,600	134,676
JM Smucker Co. (The)	3,000	285,900
Kellogg Co.	6,800	411,400
Kerry Group PLC	3,671	205,893
Kikkoman Corp.	4,000	62,221
Kraft Foods Group, Inc.	16,300	790,061
Lindt & Spruengli AG(a)	22	79,312
Lindt & Spruengli AG (REG)(a)	3	128,033
McCormick & Co., Inc./MD	3,700	248,899
Mead Johnson Nutrition Co.	5,600	419,496
MEIJI Holdings Co., Ltd.	1,500	64,544
Mondelez International, Inc.	48,900	1,352,085

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	239

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nestle SA	79,122	$5,523,547
Nippon Meat Packers, Inc.	4,000	62,535
Nisshin Seifun Group, Inc.	4,500	59,057
Nissin Foods Holdings Co., Ltd.	1,500	59,605
Suedzucker AG	2,002	87,582
Tate & Lyle PLC	11,456	140,953
Toyo Suisan Kaisha Ltd.	3,000	87,871
Tyson Foods, Inc. – Class A	7,900	179,093
Unilever NV	40,054	1,553,349
Unilever PLC	31,558	1,256,751
Wilmar International Ltd.	47,000	134,322
Yakult Honsha Co., Ltd.(b)	2,400	89,199
Yamazaki Baking Co., Ltd.	3,000	37,879

		18,419,539

Household Products – 0.6%
Clorox Co. (The)	3,600	302,436
Colgate-Palmolive Co.	12,300	1,407,489
Henkel AG & Co. KGaA	3,194	235,976
Henkel AG & Co. KGaA (Preference Shares)	4,381	385,344
Kimberly-Clark Corp.	10,900	1,027,652
Procter & Gamble Co. (The)	75,900	5,782,062
Reckitt Benckiser Group PLC	15,998	1,072,809
Svenska Cellulosa AB – Class B	14,235	347,376
Unicharm Corp.(b)	2,800	162,292

		10,723,436

Personal Products – 0.1%
Avon Products, Inc.	11,900	232,645
Beiersdorf AG	2,478	215,670
Estee Lauder Cos., Inc. (The) – Class A	6,600	423,060
Kao Corp.	12,900	412,799
L’Oreal SA	5,930	884,626
Shiseido Co., Ltd.	8,800	116,682

		2,285,482

Tobacco – 0.7%
Altria Group, Inc.	56,000	1,878,800
British American Tobacco PLC	47,682	2,480,578
Imperial Tobacco Group PLC	24,332	880,790

Japan Tobacco, Inc.	22,082	697,219
Lorillard, Inc.	10,800	416,232
Philip Morris International, Inc.	46,500	4,266,375
Reynolds American, Inc.	9,000	393,120
Swedish Match AB	5,065	165,708

		11,178,822

		73,939,284

240	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 4.4%
Biotechnology – 0.5%
Actelion Ltd.(a)	2,727	$140,356
Alexion Pharmaceuticals, Inc.(a)	5,340	463,192
Amgen, Inc.	21,200	1,937,892
Biogen Idec, Inc.(a)	6,500	1,081,210
Celgene Corp.(a)	11,900	1,227,842
CSL Ltd.	12,405	760,193
Elan Corp. PLC(a)	12,367	139,081
Gilead Sciences, Inc.(a)	41,600	1,776,736
Grifols SA(a)	3,667	130,446

		7,656,948

Health Care Equipment & Supplies – 0.6%
Abbott Laboratories	43,200	1,459,728
Baxter International, Inc.	15,100	1,020,760
Becton Dickinson and Co.	5,500	484,330
Boston Scientific Corp.(a)	39,000	288,210
CareFusion Corp.(a)	6,100	199,714
Cie Generale d’Optique Essilor International SA	4,995	514,184
Cochlear Ltd.	1,400	101,253
Coloplast A/S	2,800	146,032
Covidien PLC	13,200	839,124
CR Bard, Inc.	2,200	217,470
DENTSPLY International, Inc.	3,900	161,538
Edwards Lifesciences Corp.(a)	3,200	274,976
Elekta AB	9,022	135,115
Fresenius SE & Co. KGaA	3,090	379,159
Getinge AB	4,921	148,064
Intuitive Surgical, Inc.(a)	1,130	576,176
Medtronic, Inc.	28,100	1,263,376
Olympus Corp.(a)	5,300	116,244
Smith & Nephew PLC	22,047	236,166
Sonova Holding AG(a)	1,208	144,509
St Jude Medical, Inc.	8,600	352,600
Stryker Corp.	8,000	511,040
Sysmex Corp.	1,800	94,315
Terumo Corp.	3,800	166,634
Varian Medical Systems, Inc.(a)	3,000	211,890
William Demant Holding A/S(a)	646	51,657
Zimmer Holdings, Inc.	4,800	359,808

		10,454,072

Health Care Providers & Services – 0.5%
Aetna, Inc.	9,200	434,148
Alfresa Holdings Corp.	1,000	49,202
AmerisourceBergen Corp. – Class A	6,900	325,680

Cardinal Health, Inc.	9,400	434,374
Celesio AG	2,091	37,750

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	241

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

CIGNA Corp.	7,900	$461,834
Coventry Health Care, Inc.	3,700	167,832
DaVita HealthCare Partners, Inc.(a)	2,400	287,088
Express Scripts Holding Co.(a)	22,283	1,268,126
Fresenius Medical Care AG & Co. KGaA	5,240	359,122
Humana, Inc.	4,500	307,170
Laboratory Corp. of America Holdings(a)	2,700	239,220
McKesson Corp.	6,500	689,845
Medipal Holdings Corp.	3,600	46,530
Miraca Holdings, Inc.	1,400	67,537
Patterson Cos., Inc.	2,300	83,582
Quest Diagnostics, Inc.	4,400	247,148
Ramsay Health Care Ltd.	3,230	105,934
Sonic Healthcare Ltd.	9,133	125,423
Suzuken Co., Ltd./Aichi Japan	1,800	62,558
Tenet Healthcare Corp.(a)	2,850	112,034
UnitedHealth Group, Inc.	28,400	1,517,980
WellPoint, Inc.	9,000	559,620

		7,989,737

Health Care Technology – 0.0%
Cerner Corp.(a)	4,000	349,840
M3, Inc.	16	27,503

		377,343

Life Sciences Tools & Services – 0.1%
Agilent Technologies, Inc.	9,600	398,208
Life Technologies Corp.(a)	4,800	279,024
Lonza Group AG(a)	1,301	81,134
PerkinElmer, Inc.	3,100	105,927
QIAGEN NV(a)	5,791	122,766
Thermo Fisher Scientific, Inc.	10,100	745,380
Waters Corp.(a)	2,400	222,528

		1,954,967

Pharmaceuticals – 2.7%
AbbVie, Inc.	43,200	1,594,944
Actavis, Inc.(a)	3,500	298,060
Allergan, Inc./United States	8,500	921,570
Astellas Pharma, Inc.	10,900	588,793
AstraZeneca PLC	30,596	1,387,379
Bayer AG	20,333	2,008,081
Bristol-Myers Squibb Co.	46,200	1,708,014
Chugai Pharmaceutical Co., Ltd.	5,500	118,934
Daiichi Sankyo Co., Ltd.	16,500	295,106
Dainippon Sumitomo Pharma Co., Ltd.	3,900	56,415
Eisai Co., Ltd.(b)	6,200	276,102
Eli Lilly & Co.	28,100	1,535,946
Forest Laboratories, Inc.(a)	6,400	235,520

242	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

GlaxoSmithKline PLC	122,034	$2,689,232
Hisamitsu Pharmaceutical Co., Inc.(b)	1,600	92,570
Hospira, Inc.(a)	4,500	132,435
Johnson & Johnson	76,000	5,784,360
Kyowa Hakko Kirin Co., Ltd.	6,000	62,843

Merck & Co., Inc.	83,900	3,585,047
Merck KGaA	1,589	223,730
Mitsubishi Tanabe Pharma Corp.	6,000	85,050
Mylan, Inc./PA(a)	11,100	328,671
Novartis AG	56,438	3,821,873
Novo Nordisk A/S – Class B	10,014	1,750,789
Ono Pharmaceutical Co., Ltd.	2,100	111,445
Orion Oyj	2,374	70,263
Otsuka Holdings Co., Ltd.(b)	8,915	285,579
Perrigo Co.	2,400	271,608
Pfizer, Inc.	205,700	5,630,009
Roche Holding AG	17,238	3,944,195
Sanofi	29,288	2,765,892
Santen Pharmaceutical Co., Ltd.	1,900	85,312
Shionogi & Co., Ltd.	7,300	148,732
Shire PLC	13,832	432,778
Taisho Pharmaceutical Holdings Co., Ltd.	887	61,092
Takeda Pharmaceutical Co., Ltd.	19,400	1,002,709
Teva Pharmaceutical Industries Ltd.	23,182	868,013
Tsumura & Co.	1,500	52,478
UCB SA	2,705	156,213

		45,467,782

		73,900,849

Consumer Discretionary – 4.4%
Auto Components – 0.2%
Aisin Seiki Co., Ltd.	4,700	170,101
BorgWarner, Inc.(a)	3,200	238,112
Bridgestone Corp.	16,000	491,030
Cie Generale des Etablissements Michelin – Class B	4,480	399,032
Continental AG	2,699	315,994
Delphi Automotive PLC(a)	7,821	327,309
Denso Corp.	12,000	504,000
GKN PLC	39,964	164,815
Goodyear Tire & Rubber Co. (The)(a)	6,700	86,966
Johnson Controls, Inc.	18,800	591,636
Koito Manufacturing Co., Ltd.	3,000	48,871
NGK Spark Plug Co., Ltd.	5,000	75,940
NHK Spring Co., Ltd.	4,000	34,814
NOK Corp.	2,600	35,825
Nokian Renkaat OYJ	2,756	124,823
Pirelli & C. SpA(b)	5,849	67,722
Stanley Electric Co., Ltd.	3,500	60,918

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	243

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Sumitomo Rubber Industries Ltd.	4,200	$65,417
Toyoda Gosei Co., Ltd.	1,600	36,941
Toyota Boshoku Corp.(b)	1,600	21,814
Toyota Industries Corp.	4,000	142,798

		4,004,878

Automobiles – 0.7%
Bayerische Motoren Werke AG	8,141	748,491
Bayerische Motoren Werke AG (Preference Shares)	1,283	83,220
Daihatsu Motor Co., Ltd.	5,000	101,516
Daimler AG	22,288	1,323,931
Fiat SpA(a)(b)	20,438	109,080

Ford Motor Co.	105,000	1,324,050
Fuji Heavy Industries Ltd.	14,000	209,622
Harley-Davidson, Inc.	6,300	331,569
Honda Motor Co., Ltd.	40,000	1,495,943
Isuzu Motors Ltd.	29,000	178,230
Mazda Motor Corp.(a)	66,000	199,012
Mitsubishi Motors Corp.(a)	95,000	104,556
Nissan Motor Co., Ltd.	61,000	618,010
Peugeot SA(a)	5,671	42,703
Porsche Automobil Holding SE (Preference Shares)	3,765	297,375
Renault SA	4,726	298,523
Suzuki Motor Corp.	9,000	215,173
Toyota Motor Corp.	67,700	3,477,041
Volkswagen AG	725	148,939
Volkswagen AG (Preference Shares)	3,556	773,473
Yamaha Motor Co., Ltd.	6,900	82,512

		12,162,969

Distributors – 0.0%
Genuine Parts Co.	4,300	305,429
Jardine Cycle & Carriage Ltd.	3,000	124,679
Li & Fung Ltd.	142,000	189,890

		619,998

Diversified Consumer Services – 0.0%
Apollo Group, Inc. – Class A(a)	2,700	45,549
Benesse Holdings, Inc.	1,700	70,513
Gree, Inc.(b)	2,291	27,856
H&R Block, Inc.	7,400	183,964

		327,882

Hotels, Restaurants & Leisure – 0.6%
Accor SA	3,632	130,707
Carnival Corp.	12,300	439,971
Carnival PLC	4,579	171,767
Chipotle Mexican Grill, Inc. – Class A(a)	900	285,111

244	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Compass Group PLC	45,669	$553,306
Crown Ltd.	9,850	120,695
Darden Restaurants, Inc.	3,500	161,945
Echo Entertainment Group Ltd.	16,915	64,994
Flight Centre Ltd.(b)	1,351	44,684
Galaxy Entertainment Group Ltd.(a)	51,400	215,356
Genting Singapore PLC(b)	149,000	189,212
International Game Technology	7,300	116,362
Marriott International, Inc./DE – Class A	6,900	272,205
McDonald’s Corp.	27,800	2,666,020
McDonald’s Holdings Co. Japan Ltd.(b)	1,700	42,584
MGM China Holdings Ltd.	20,600	49,789
OPAP SA	5,491	46,660
Oriental Land Co., Ltd./Japan	1,300	191,936
Sands China Ltd.	58,200	275,653
Shangri-La Asia Ltd.	38,000	88,451
SJM Holdings Ltd.	45,500	113,079
SKYCITY Entertainment Group Ltd.	12,550	44,052
Sodexo	2,318	214,437
Starbucks Corp.	20,900	1,145,738

Starwood Hotels & Resorts Worldwide, Inc.	5,400	325,782
TABCORP Holdings Ltd.	16,263	52,741
Tatts Group Ltd.(b)	31,902	103,710
TUI Travel PLC	9,841	47,208
Whitbread PLC	4,375	166,984
Wynn Macau Ltd.(a)	36,500	96,524
Wynn Resorts Ltd.	2,200	257,180
Yum! Brands, Inc.	12,600	825,048

		9,519,891

Household Durables – 0.2%
Casio Computer Co., Ltd.(b)	5,500	43,588
DR Horton, Inc.	7,600	169,480
Electrolux AB	5,915	150,531
Garmin Ltd.(b)	3,030	104,050
Harman International Industries, Inc.	1,800	76,410
Husqvarna AB	9,926	61,088
Leggett & Platt, Inc.	3,800	116,204
Lennar Corp. – Class A(b)	4,400	169,796
Newell Rubbermaid, Inc.	7,900	184,386
Panasonic Corp.	54,100	389,220
PulteGroup, Inc.(a)	9,300	178,374
Rinnai Corp.	800	57,394
Sekisui Chemical Co., Ltd.	10,000	96,986
Sekisui House Ltd.	13,000	150,521
Sharp Corp./Japan(b)	24,000	76,101
Sony Corp.	24,700	360,263
Whirlpool Corp.	2,100	237,195

		2,621,587

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	245

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – 0.3%
Amazon.com, Inc.(a)	10,000	$2,642,700
Expedia, Inc.	2,600	165,984
NetFlix, Inc.(a)	1,500	282,120
priceline.com, Inc.(a)	1,460	1,003,867
Rakuten, Inc.	17,814	153,981
TripAdvisor, Inc.(a)	3,000	136,380

		4,385,032

Leisure Equipment & Products – 0.1%
Hasbro, Inc.(b)	3,200	128,064
Mattel, Inc.	9,400	383,050
Namco Bandai Holdings, Inc.	4,400	69,978
Nikon Corp.	8,400	188,715
Sankyo Co., Ltd.	1,200	50,572
Sega Sammy Holdings, Inc.	4,900	90,501
Shimano, Inc.	1,900	136,377
Yamaha Corp.	3,900	38,796

		1,086,053

Media – 1.0%
Axel Springer AG	973	45,785
British Sky Broadcasting Group PLC	26,498	340,987
Cablevision Systems Corp.	5,900	82,541
CBS Corp. – Class B	16,400	711,596
Comcast Corp. – Class A	73,700	2,932,523
Dentsu, Inc.	4,500	140,154
DIRECTV(a)	17,300	833,341
Discovery Communications, Inc. – Class A(a)	6,800	498,644
Eutelsat Communications SA	3,247	116,759
Gannett Co., Inc.	6,300	126,441
Hakuhodo DY Holdings, Inc.	580	44,032
Interpublic Group of Cos., Inc. (The)	12,000	153,360
ITV PLC	90,909	170,740
JCDecaux SA	1,637	44,293
Jupiter Telecommunications Co., Ltd.	52	69,004
Kabel Deutschland Holding AG	2,177	188,484
Lagardere SCA	2,902	103,384
News Corp. – Class A	56,000	1,612,800
Omnicom Group, Inc.	7,300	419,969
Pearson PLC	20,064	351,051
ProSiebenSat.1 Media AG (Preference Shares)	2,152	74,063
Publicis Groupe SA	4,356	287,231
Reed Elsevier NV	16,915	256,654
Reed Elsevier PLC	29,937	321,013
Scripps Networks Interactive, Inc. – Class A	2,400	151,320
SES SA	7,471	229,744
Singapore Press Holdings Ltd.(b)	39,000	131,531
Time Warner Cable, Inc. – Class A	8,500	734,315

246	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Time Warner, Inc.	26,100	$1,387,737
Toho Co., Ltd./Tokyo	2,800	53,865
Viacom, Inc. – Class B	13,000	759,980
Walt Disney Co. (The)	49,400	2,696,746
Washington Post Co. (The) – Class B(b)	200	79,708
Wolters Kluwer NV	7,423	147,566
WPP PLC	30,988	493,760

		16,791,121

Multiline Retail – 0.3%
Dollar General Corp.(a)	7,360	341,062
Dollar Tree, Inc.(a)	6,300	284,666
Don Quijote Co., Ltd.	1,400	55,180
Family Dollar Stores, Inc.	2,700	155,385
Harvey Norman Holdings Ltd.(b)	10,380	26,334
Isetan Mitsukoshi Holdings Ltd.	8,700	96,280
J Front Retailing Co., Ltd.	11,000	65,058
JC Penney Co., Inc.(b)	3,900	68,523
Kohl’s Corp.	5,900	271,990
Macy’s, Inc.	11,100	456,210
Marks & Spencer Group PLC	39,510	221,824
Marui Group Co., Ltd.	5,500	46,938
Next PLC	4,071	258,904
Nordstrom, Inc.	4,200	227,724
PPR	1,858	415,360
Takashimaya Co., Ltd.	6,392	50,071
Target Corp.	18,000	1,133,280

		4,174,789

Specialty Retail – 0.6%
ABC-Mart, Inc.(b)	700	24,421
Abercrombie & Fitch Co. – Class A	2,200	102,586
AutoNation, Inc.(a)	1,000	43,770
AutoZone, Inc.(a)	1,060	402,959
Bed Bath & Beyond, Inc.(a)	6,400	363,200
Best Buy Co., Inc.	7,300	119,793
CarMax, Inc.(a)	6,200	238,142
Fast Retailing Co., Ltd.(b)	1,300	356,864
GameStop Corp. – Class A(b)	3,400	85,204
Gap, Inc. (The)	8,200	269,944
Hennes & Mauritz AB – Class B	23,345	836,002
Home Depot, Inc. (The)	41,500	2,842,750
Inditex SA	5,364	717,083
Kingfisher PLC	57,131	239,331
Limited Brands, Inc.	6,600	300,432
Lowe’s Cos., Inc.	31,400	1,197,910
Nitori Holdings Co., Ltd.	850	63,294
O’Reilly Automotive, Inc.(a)	3,300	335,742
PetSmart, Inc.	2,990	194,679

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	247

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Ross Stores, Inc.	6,200	$359,352
Sanrio Co., Ltd.(b)	1,100	43,452
Shimamura Co., Ltd.	600	61,282
Staples, Inc.	18,700	246,466
Tiffany & Co.	3,300	221,628
TJX Cos., Inc.	20,300	912,891
Urban Outfitters, Inc.(a)	3,000	121,560
USS Co., Ltd.	540	59,269
Yamada Denki Co., Ltd.(b)	2,140	77,654

		10,837,660

Textiles, Apparel & Luxury Goods – 0.4%
Adidas AG	5,144	467,545
Asics Corp.	4,000	62,749
Burberry Group PLC	10,788	224,640
Christian Dior SA	1,340	223,111
Cie Financiere Richemont SA	12,835	1,029,481
Coach, Inc.	7,800	376,974
Fossil, Inc.(a)	1,529	157,135
Hugo Boss AG	606	70,122
Luxottica Group SpA	4,040	188,464
LVMH Moet Hennessy Louis Vuitton SA	6,246	1,071,825
NIKE, Inc. – Class B	20,200	1,100,092
PVH Corp.	2,211	269,411
Ralph Lauren Corp.	1,700	294,899
Swatch Group AG (The)	758	430,488
Swatch Group AG (The) (REG)	1,068	108,411
VF Corp.	2,500	403,150
Yue Yuen Industrial Holdings Ltd.	18,000	60,813

		6,539,310

		73,071,170

Energy – 3.7%
Energy Equipment & Services – 0.6%
Aker Solutions ASA	4,042	79,226
AMEC PLC	7,625	120,409
Baker Hughes, Inc.	12,100	542,322
Cameron International Corp.(a)	6,800	433,296
Cie Generale de Geophysique-Veritas(a)	3,901	96,522
Diamond Offshore Drilling, Inc.	1,900	132,392
Ensco PLC	6,400	384,896
FMC Technologies, Inc.(a)	6,500	337,415
Fugro NV	1,701	80,832
Halliburton Co.	25,500	1,058,505
Helmerich & Payne, Inc.	2,900	192,154
Nabors Industries Ltd.(a)	7,900	132,404
National Oilwell Varco, Inc.	11,800	803,934
Noble Corp.	6,900	247,158

248	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Petrofac Ltd.	6,378	$140,227
Rowan Cos. PLC(a)	3,400	117,606
Saipem SpA	6,510	173,824
Schlumberger Ltd.	36,600	2,849,310
Seadrill Ltd.	8,653	315,535
Subsea 7 SA	6,920	163,421
Technip SA	2,500	270,143
Tenaris SA	11,611	238,155
Transocean Ltd.	8,818	464,837
WorleyParsons Ltd.	5,061	137,064

		9,511,587

Oil, Gas & Consumable Fuels – 3.1%
Anadarko Petroleum Corp.	13,800	1,098,204
Apache Corp.	10,800	802,116
BG Group PLC	83,522	1,472,786
BP PLC	467,107	3,132,199
Cabot Oil & Gas Corp.	5,800	359,426
Caltex Australia Ltd.	3,319	67,413
Chesapeake Energy Corp.(b)	14,200	286,272
Chevron Corp.	54,100	6,337,815
ConocoPhillips	33,500	1,941,325
Consol Energy, Inc.	6,200	199,330
Cosmo Oil Co., Ltd.(b)	13,000	30,505
Delek Group Ltd.	112	29,526
Denbury Resources, Inc.(a)	10,700	193,884
Devon Energy Corp.	10,400	564,304
ENI SpA	62,550	1,423,623
EOG Resources, Inc.	7,500	942,825
EQT Corp.	4,100	258,669
Exxon Mobil Corp.	127,210	11,391,656
Galp Energia SGPS SA	6,623	102,030
Hess Corp.	8,200	545,300
Idemitsu Kosan Co., Ltd.	600	54,510
Inpex Corp.	54	286,644
Japan Petroleum Exploration Co.	700	26,527
JX Holdings, Inc.	55,000	335,185
Kinder Morgan, Inc./Delaware	15,635	579,589
Lundin Petroleum AB(a)	5,472	123,883
Marathon Oil Corp.	19,400	649,900
Marathon Petroleum Corp.	9,300	770,784
Murphy Oil Corp.	5,100	310,488
Neste Oil Oyj(b)	3,152	47,259
Newfield Exploration Co.(a)	3,700	85,544
Noble Energy, Inc.	4,900	543,067
Occidental Petroleum Corp.	22,300	1,835,959
OMV AG	3,621	157,278
Origin Energy Ltd.	26,789	331,786

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	249

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Peabody Energy Corp.	7,300	$157,388
Phillips 66	17,300	1,089,208
Pioneer Natural Resources Co.	3,400	427,754
QEP Resources, Inc.	4,800	146,208
Range Resources Corp.	4,500	345,600
Repsol SA	20,077	427,063
Royal Dutch Shell PLC – Class A	91,169	2,994,406
Royal Dutch Shell PLC – Class B	64,545	2,171,986
Santos Ltd.(b)	23,480	320,208
Showa Shell Sekiyu KK	4,600	33,223
Southwestern Energy Co.(a)	9,500	325,565
Spectra Energy Corp.	17,900	519,816
Statoil ASA	27,441	681,214
Tesoro Corp.	3,800	213,712
TonenGeneral Sekiyu KK	7,000	69,440
Total SA	52,308	2,611,512
Tullow Oil PLC	22,290	409,437
Valero Energy Corp.	15,100	688,409
Whitehaven Coal Ltd.(b)	9,628	27,345
Williams Cos., Inc. (The)	17,200	597,012
Woodside Petroleum Ltd.	16,207	618,379
WPX Energy, Inc.(a)	5,400	76,626

		52,269,122

		61,780,709

Materials – 2.3%
Chemicals – 1.1%
Air Liquide SA	7,679	931,951
Air Products & Chemicals, Inc.	5,800	500,772
Air Water, Inc.	4,000	54,138
Airgas, Inc.	1,900	190,532
Akzo Nobel NV	5,857	372,796
Arkema SA	1,534	155,523
Asahi Kasei Corp.	31,000	183,120
BASF SE	22,584	2,121,013
CF Industries Holdings, Inc.	1,800	361,494
Croda International PLC	3,327	130,441
Daicel Corp.	7,000	53,854
Denki Kagaku Kogyo KK	11,000	41,826
Dow Chemical Co. (The)	33,000	1,046,760
Eastman Chemical Co.	4,200	292,866
Ecolab, Inc.	7,300	558,815
EI du Pont de Nemours & Co.	25,600	1,226,240
EMS-Chemie Holding AG	201	56,556
FMC Corp.	3,800	228,988
Givaudan SA(a)	204	243,175
Hitachi Chemical Co., Ltd.	2,600	35,580
Incitec Pivot Ltd.	38,543	126,694

250	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

International Flavors & Fragrances, Inc.	2,200	$160,556
Israel Chemicals Ltd.	10,949	141,143
Israel Corp. Ltd. (The)	57	40,826
Johnson Matthey PLC	5,039	175,092
JSR Corp.	4,400	89,640
K&S AG	4,236	198,621
Kaneka Corp.	6,000	33,177
Kansai Paint Co., Ltd.	5,000	52,969
Koninklijke DSM NV	3,792	221,476
Kuraray Co., Ltd.	8,500	115,569
Lanxess AG	2,046	172,673
Linde AG	4,549	823,421
LyondellBasell Industries NV	9,310	545,752
Mitsubishi Chemical Holdings Corp.	33,000	154,739
Mitsubishi Gas Chemical Co., Inc.	9,000	63,647
Mitsui Chemicals, Inc.	21,000	49,751
Monsanto Co.	14,700	1,485,141
Mosaic Co. (The)	7,600	444,904
Nitto Denko Corp.	4,100	240,551
Novozymes A/S(b)	6,003	209,377
Orica Ltd.	8,975	249,990
PPG Industries, Inc.	4,200	565,572
Praxair, Inc.	8,200	927,010
Sherwin-Williams Co. (The)	2,400	387,816
Shin-Etsu Chemical Co., Ltd.	10,100	620,930
Showa Denko KK(b)	34,000	52,753
Sigma-Aldrich Corp.	3,300	254,298
Sika AG	53	131,136
Solvay SA	1,458	207,675
Sumitomo Chemical Co., Ltd.	36,000	106,270
Syngenta AG	2,285	969,721
Taiyo Nippon Sanso Corp.(b)	6,000	42,068
Teijin Ltd.	22,000	51,004
Toray Industries, Inc.	36,000	221,467
Ube Industries Ltd./Japan	24,000	50,687
Umicore SA	2,803	139,689
Yara International ASA	4,597	219,181

		19,529,426

Construction Materials – 0.1%
Boral Ltd.	17,467	91,904
CRH PLC	17,756	386,051
Fletcher Building Ltd.	16,790	126,782
HeidelbergCement AG	3,458	237,622
Holcim Ltd.(a)	5,630	453,269
Imerys SA	829	55,681
James Hardie Industries PLC	10,751	107,372
Lafarge SA	4,591	308,210

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	251

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Taiheiyo Cement Corp.	27,000	$66,713
Vulcan Materials Co.	3,500	178,255

		2,011,859

Containers & Packaging – 0.1%
Amcor Ltd./Australia	29,670	278,183
Ball Corp.	4,200	186,522
Bemis Co., Inc.	2,800	104,552
Owens-Illinois, Inc.(a)	4,500	114,750
Rexam PLC	19,413	151,267
Sealed Air Corp.	4,800	106,608
Toyo Seikan Kaisha Ltd.	3,700	53,833

		995,715

Metals & Mining – 0.9%
Alcoa, Inc.	29,300	249,636
Allegheny Technologies, Inc.	2,900	88,363
Alumina Ltd.	54,842	68,455
Anglo American PLC	34,179	990,396
Antofagasta PLC	9,696	159,859
ArcelorMittal (Euronext Amsterdam)	23,028	344,767
BHP Billiton Ltd.	79,114	2,961,883
BHP Billiton PLC	51,932	1,638,759
Boliden AB	6,725	113,580
Cliffs Natural Resources, Inc.(b)	3,900	99,294
Daido Steel Co., Ltd.	6,000	31,872
Eurasian Natural Resources Corp. PLC	5,173	26,365
Evraz PLC	6,891	28,343
Fortescue Metals Group Ltd.(b)	33,177	158,508
Freeport-McMoRan Copper & Gold, Inc.	26,100	833,112
Fresnillo PLC	4,409	103,176
Glencore International PLC(b)	92,714	543,170
Hitachi Metals Ltd.	4,000	37,412
Iluka Resources Ltd.(b)	10,295	110,046
JFE Holdings, Inc.	12,100	259,070
Kazakhmys PLC	5,151	48,056
Kobe Steel Ltd.(a)	61,000	82,237
Maruichi Steel Tube Ltd.	1,200	29,307
Mitsubishi Materials Corp.	27,000	82,137
Newcrest Mining Ltd.	18,810	431,220
Newmont Mining Corp.	13,700	551,973
Nippon Steel & Sumitomo Metal Corp.	186,000	503,543
Norsk Hydro ASA	21,853	96,260
Nucor Corp.	8,700	391,935
OZ Minerals Ltd.	7,581	48,990
Randgold Resources Ltd.	2,144	177,473
Rio Tinto Ltd.	10,714	729,133
Rio Tinto PLC	32,958	1,762,341
Salzgitter AG	960	45,624

252	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Sims Metal Management Ltd.(b)	4,035	$44,724
Sumitomo Metal Mining Co., Ltd.	13,000	204,667
ThyssenKrupp AG(a)	9,488	213,196
United States Steel Corp.(b)	3,900	81,276
Vedanta Resources PLC	2,614	46,273
Voestalpine AG	2,702	90,913
Xstrata PLC	51,681	907,077
Yamato Kogyo Co., Ltd.(b)	1,100	31,450

		15,445,871

Paper & Forest Products – 0.1%
International Paper Co.	12,000	528,120
MeadWestvaco Corp.	4,700	167,837
Nippon Paper Group, Inc.(b)	2,400	41,729
OJI Holdings Corp.(b)	19,000	72,269
Stora Enso Oyj	13,552	90,721
UPM-Kymmene Oyj	12,928	150,586

		1,051,262

		39,034,133

Telecommunication Services – 1.4%
Diversified Telecommunication Services – 1.1%
AT&T, Inc.	158,900	5,706,099
Belgacom SA	3,740	104,349
Bezeq The Israeli Telecommunication Corp., Ltd.	42,709	54,650
BT Group PLC	191,929	778,987
CenturyLink, Inc.	17,100	592,857
Deutsche Telekom AG	69,064	740,123
Elisa Oyj	3,485	73,360
France Telecom SA	45,592	439,732
Frontier Communications Corp.(b)	27,500	113,850
HKT Trust/HKT Ltd.	55,100	54,648
Iliad SA	561	107,215
Inmarsat PLC	11,021	108,535
Koninklijke KPN NV(b)	24,639	83,661
Nippon Telegraph & Telephone Corp.	10,800	493,481
PCCW Ltd.	98,000	46,954
Portugal Telecom SGPS SA	14,326	72,368
Singapore Telecommunications Ltd.	195,000	537,428
Swisscom AG	573	260,594
TDC A/S	12,171	91,552
Telecom Corp. of New Zealand Ltd.	43,956	87,965
Telecom Italia SpA (ordinary shares)	225,457	165,800
Telecom Italia SpA (savings shares)	141,900	91,763
Telefonica SA	100,495	1,311,696
Telekom Austria AG	5,446	35,984

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	253

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telenet Group Holding NV	1,395	$71,387
Telenor ASA	17,224	370,329
TeliaSonera AB	53,234	364,457
Telstra Corp., Ltd.	105,980	496,051
Verizon Communications, Inc.	78,500	3,652,605
Vivendi SA	31,924	669,653
Windstream Corp.(b)	16,100	138,299
Ziggo NV	2,945	99,404

		18,015,836

Wireless Telecommunication Services – 0.3%
KDDI Corp.	6,603	495,923
MetroPCS Communications, Inc.(a)	8,700	85,260
Millicom International Cellular SA	1,556	121,904
NTT DoCoMo, Inc.	375	579,745
Softbank Corp.	21,800	807,442
Sprint Nextel Corp.(a)	82,600	479,080
StarHub Ltd.	14,000	47,296
Tele2 AB – Class B	7,814	124,454
Vodafone Group PLC	1,206,497	3,026,130

		5,767,234

		23,783,070

Utilities – 1.4%
Electric Utilities – 0.7%
Acciona SA	633	38,781
American Electric Power Co., Inc.	13,300	622,307
Cheung Kong Infrastructure Holdings Ltd.	12,000	78,569
Chubu Electric Power Co., Inc.	15,800	198,107
Chugoku Electric Power Co., Inc. (The)	7,300	91,757
CLP Holdings Ltd.	44,500	382,979
Contact Energy Ltd.(a)	7,917	35,257
Duke Energy Corp.	19,358	1,340,541
Edison International	9,000	432,270
EDP – Energias de Portugal SA	44,990	134,560
Electricite de France SA	5,910	111,515
Enel SpA	160,544	579,436
Entergy Corp.	4,900	305,074
Exelon Corp.	23,482	727,707
FirstEnergy Corp.	11,500	454,020
Fortum Oyj	10,922	207,861
Hokkaido Electric Power Co., Inc.	4,500	39,868
Hokuriku Electric Power Co.	4,100	47,143
Iberdrola SA	97,903	483,099
Kansai Electric Power Co., Inc. (The)	18,400	158,881
Kyushu Electric Power Co., Inc.	10,500	100,764
NextEra Energy, Inc.	11,600	833,692

254	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Northeast Utilities	8,600	$356,986
Pepco Holdings, Inc.	6,300	127,827
Pinnacle West Capital Corp.	3,000	167,820
Power Assets Holdings Ltd.	34,000	303,470
PPL Corp.	15,900	490,038
Red Electrica Corp. SA	2,661	147,086
Shikoku Electric Power Co., Inc.	4,100	50,206
Southern Co. (The)	24,100	1,084,741
SP AusNet	40,947	49,803
SSE PLC	23,229	508,759
Terna Rete Elettrica Nazionale SpA	30,818	128,694
Tohoku Electric Power Co., Inc.(a)	11,100	85,865
Tokyo Electric Power Co., Inc.(a)	35,400	80,164
Verbund AG	1,674	34,779
Xcel Energy, Inc.	13,400	384,580

		11,405,006

Gas Utilities – 0.1%
AGL Resources, Inc.	3,200	127,872
APA Group	20,299	127,480
Enagas SA	4,686	111,994
Gas Natural SDG SA	8,534	168,906
Hong Kong & China Gas Co., Ltd.	127,000	355,236
ONEOK, Inc.	5,600	251,944
Osaka Gas Co., Ltd.	46,000	178,533
Snam SpA	40,445	191,511
Toho Gas Co., Ltd.	10,000	55,224
Tokyo Gas Co., Ltd.	60,000	289,772

		1,858,472

Independent Power Producers & Energy Traders – 0.1%
AES Corp./VA	17,100	198,702
Electric Power Development Co., Ltd.	2,900	74,460
Enel Green Power SpA	40,111	73,994
NRG Energy, Inc.	6,200	148,800

		495,956

Multi-Utilities – 0.5%
AGL Energy Ltd.	13,328	216,670
Ameren Corp.	6,600	223,014
CenterPoint Energy, Inc.	11,700	250,731
Centrica PLC	127,468	679,801
CMS Energy Corp.	7,200	191,592
Consolidated Edison, Inc.	8,100	477,900
Dominion Resources, Inc./VA	15,800	884,800
DTE Energy Co.	4,700	313,960
E.ON SE	44,281	737,727
GDF Suez	31,397	592,655

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	255

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Integrys Energy Group, Inc.	2,100	$118,797
National Grid PLC	89,259	986,158
NiSource, Inc.	7,800	216,060
PG&E Corp.	11,700	498,888
Public Service Enterprise Group, Inc.	13,900	453,001
RWE AG	12,033	441,099
RWE AG (Preference Shares)	959	34,328
SCANA Corp.	3,600	175,824
Sempra Energy	6,200	482,112
Suez Environnement Co.	6,900	91,809
TECO Energy, Inc.	5,600	96,600
United Utilities Group PLC	16,764	187,205
Veolia Environnement SA	8,305	104,318
Wisconsin Energy Corp.	6,300	260,190

		8,715,239

Water Utilities – 0.0%
Severn Trent PLC	5,857	143,656

		22,618,329

Equity:Other – 0.8%
Diversified/Specialty – 0.6%
Activia Properties, Inc.	6	45,571
Alexandria Real Estate Equities, Inc.	1,960	139,434
American Assets Trust, Inc.	1,200	36,276
ANF Immobilier	750	21,688
Artis Real Estate Investment Trust	3,400	52,916
Azrieli Group	1,150	30,797
Beni Stabili SpA	29,700	18,772
BioMed Realty Trust, Inc.	4,750	100,320
CA Immobilien Anlagen AG(a)	2,719	39,060
Campus Crest Communities, Inc.	1,300	16,302
Canadian Real Estate Investment Trust	2,100	95,729
CapLease, Inc.	4,700	28,106
Cheung Kong Holdings Ltd.	34,000	527,924
Cofinimmo	470	55,654
Conwert Immobilien Invest SE	2,544	32,248
Country Garden Holdings Co., Ltd.(a)	112,949	58,157
Cousins Properties, Inc.	3,214	31,240
Crown Castle International Corp.(a)	8,090	564,682
Daejan Holdings PLC	355	18,526
Dexus Property Group	258,260	287,624
Digital Realty Trust, Inc.(b)	3,810	255,194
Duke Realty Corp.	9,760	157,722
Dundee Real Estate Investment Trust	3,000	107,113
DuPont Fabros Technology, Inc.(b)	1,940	44,930
F&C Commercial Property Trust Ltd.	17,183	26,771
Fastighets AB Balder(a)	3,500	25,751
Fonciere Des Regions	1,561	128,952

256	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Forest City Enterprises, Inc.(a)	4,660	$74,746
Granite Real Estate Investment Trust	1,450	55,877
H&R Real Estate Investment Trust	6,000	134,982
Hamborner REIT AG	1,600	15,646
Hang Lung Properties Ltd.	123,150	474,947
Hysan Development Co., Ltd.	39,800	204,885
Investors Real Estate Trust	2,860	27,199
Iron Mountain, Inc.	4,464	154,008
Kiwi Income Property Trust	30,650	29,266
Klovern AB	3,890	17,297
Kungsleden AB	4,250	27,282
Lend Lease Group	13,380	145,336
Lexington Realty Trust	5,480	62,801
Londonmetric Property PLC	22,427	36,892
Mapletree Commercial Trust	43,250	46,883
Mitsubishi Estate Co., Ltd.	63,240	1,576,522
Mobimo Holding AG(a)	200	45,535
Morguard Real Estate Investment Trust	1,400	25,536
New World China Land Ltd.	80,300	37,030
New World Development Co., Ltd.	231,550	423,153
Nieuwe Steen Investments NV	2,074	14,887
Premier Investment Corp.	6	26,918
Quintain Estates & Development PLC(a)	16,562	17,399
Schroder Real Estate Investment Trust Ltd.	25,413	15,313
Shui On Land Ltd.	92,450	42,864
Soho China Ltd.	63,500	49,309
Spirit Realty Capital, Inc.	1,050	20,916
Sponda Oyj	8,760	43,042
ST Modwen Properties PLC	4,673	17,814
Suntec Real Estate Investment Trust(b)	69,050	100,118
Swire Pacific Ltd.	16,500	213,480
Swire Properties Ltd.	64,950	243,531
TAG Immobilien AG	4,020	47,581
Tokyu Land Corp.	22,820	172,070
Tokyu REIT, Inc.	4	22,524
Top REIT, Inc.	5	23,386
Unite Group PLC	4,923	21,611
United Urban Investment Corp.(b)	65	85,368
UOL Group Ltd.	28,700	150,571
Vornado Realty Trust	10,470	839,799
Wallenstam AB	3,600	47,490
Washington Real Estate Investment Trust	2,040	56,488
Wereldhave Belgium NV	200	21,340
Wereldhave NV	670	46,879
Weyerhaeuser Co.	14,800	435,268
Wheelock & Co., Ltd.	22,000	119,054
Wihlborgs Fastigheter AB	2,370	39,220
Winthrop Realty Trust	1,750	21,962

		9,519,484

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	257

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 0.2%
Chartwell Retirement Residences	5,250	$55,949
Extendicare Inc./US(b)	2,650	20,686
HCP, Inc.	25,810	1,261,593
Health Care REIT, Inc.	14,320	918,485
Healthcare Realty Trust, Inc.	2,700	71,820
LTC Properties, Inc.	950	36,641
Medical Properties Trust, Inc.	4,180	60,694
National Health Investors, Inc.	850	55,080
Omega Healthcare Investors, Inc.	3,490	97,685
Sabra Health Care REIT, Inc.	1,150	30,395
Senior Housing Properties Trust	5,480	137,493
Universal Health Realty Income Trust	410	23,415
Ventas, Inc.	17,240	1,220,247

		3,990,183

Triple Net – 0.0%
Agree Realty Corp.	800	22,456
Getty Realty Corp.(b)	850	16,898
National Retail Properties, Inc.	3,400	117,130
Realty Income Corp.(b)	5,517	251,851

		408,335

		13,918,002

Retail – 0.4%
Regional Mall – 0.2%
Alexander’s, Inc.	40	12,980
CBL & Associates Properties, Inc.	4,990	113,473
General Growth Properties, Inc.	14,550	278,487
Glimcher Realty Trust	4,380	49,319
Macerich Co. (The)	4,220	253,664
Pennsylvania Real Estate Investment Trust	1,710	30,865
Simon Property Group, Inc.	17,920	2,846,771
Taubman Centers, Inc.	1,900	145,768

		3,731,327

Shopping Center/Other Retail – 0.2%
Acadia Realty Trust	1,560	41,995
BWP Trust	16,260	39,114
Calloway Real Estate Investment Trust	3,300	93,408
Capital & Counties Properties PLC	23,315	93,567
Capital Shopping Centres Group PLC	34,001	171,146
Charter Hall Retail REIT	10,176	40,999
Citycon OYJ(b)	7,580	24,601
Crombie Real Estate Investment Trust	1,550	22,140
DDR Corp.(b)	9,620	166,137
Deutsche Euroshop AG	1,665	68,807
Development Securities PLC	8,713	21,612
Equity One, Inc.	1,830	43,023

258	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Eurocommercial Properties NV	1,240	$47,396
Excel Trust, Inc.(b)	1,400	17,654
Federal Realty Investment Trust	1,980	210,296
Federation Centres	75,518	188,988
First Capital Realty, Inc.	2,530	46,540
Frontier Real Estate Investment Corp.	7	67,294
Inland Real Estate Corp.	2,750	26,565
Japan Retail Fund Investment Corp.	115	224,890
Kimco Realty Corp.	23,780	517,691
Kite Realty Group Trust	2,750	18,122
Mercialys SA	1,440	30,426
Primaris Retail Real Estate Investment Trust	3,050	80,860
Ramco-Gershenson Properties Trust	1,480	23,384
Regency Centers Corp.	2,770	143,708
Retail Opportunity Investments Corp.(b)	1,650	21,301
RioCan Real Estate Investment Trust (Toronto)	9,200	248,456
Saul Centers, Inc.	440	19,254
Shaftesbury PLC	7,733	68,306
Tanger Factory Outlet Centers	2,890	101,988
Urstadt Biddle Properties, Inc.(b)	800	16,904
Vastned Retail NV	610	25,765
Weingarten Realty Investors	3,720	114,018

		3,086,355

		6,817,682

Residential – 0.4%
Multi-Family – 0.3%
Advance Residence Investment Corp.	26	55,229
Agile Property Holdings Ltd.	43,050	55,301
Apartment Investment & Management Co. – Class A	8,490	251,474
Associated Estates Realty Corp.	1,550	27,094
AvalonBay Communities, Inc.	6,250	780,187
Boardwalk Real Estate Investment Trust	1,500	94,022
BRE Properties, Inc.	2,370	115,206
Camden Property Trust	2,600	179,764
Canadian Apartment Properties REIT	3,150	77,555
Colonial Properties Trust	2,750	59,290
Daiwahouse Residential Investment Corp.	10	41,991
Deutsche Wohnen AG	4,550	83,398
Equity Lifestyle Properties, Inc.	1,290	95,060
Equity Residential	18,350	1,009,984
Essex Property Trust, Inc.	1,130	168,359
GAGFAH SA(a)	2,400	26,404
Grainger PLC	12,865	26,552
GSW Immobilien AG	1,550	61,717
Home Properties, Inc.	1,600	99,872
Killam Properties, Inc.(b)	1,650	20,640
Mid-America Apartment Communities, Inc.	1,330	92,355

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	259

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nippon Accommodations Fund, Inc.(b)	5	$36,684
Northern Property Real Estate Investment Trust	1,000	30,885
Patrizia Immobilien AG(a)	2,010	17,078
Post Properties, Inc.	1,700	81,158
Shimao Property Holdings Ltd.	42,950	86,330
Stockland	122,167	469,225
Sun Communities, Inc.	940	43,738
UDR, Inc.	7,730	184,438
Wing Tai Holdings Ltd.	18,125	28,373
Yanlord Land Group Ltd.(a)(b)	18,088	22,334

		4,421,697

Self Storage – 0.1%
Big Yellow Group PLC	4,054	22,965
CubeSmart	4,030	59,402
Extra Space Storage, Inc.	3,400	127,296
Public Storage	7,970	1,205,144
Sovran Self Storage, Inc.	930	56,581

		1,471,388

Student Housing – 0.0%
American Campus Communities, Inc.	3,220	145,544
Education Realty Trust, Inc.	3,480	37,967
		183,511

		6,076,596

Office – 0.3%
Office – 0.3%
Allied Properties Real Estate Investment Trust	1,850	61,532
Allreal Holding AG(a)	230	33,839
Alstria Office REIT-AG	2,420	28,305
Befimmo SCA Sicafi	570	37,542
Boston Properties, Inc.	8,850	919,338
Brandywine Realty Trust	4,400	60,500
Brookfield Office Properties, Inc.(b)	11,650	194,308
CapitaCommercial Trust	113,350	151,842
Castellum AB	5,060	75,908
Champion REIT(b)	87,850	44,948
Cominar Real Estate Investment Trust	3,805	83,313
Commonwealth Property Office Fund	73,790	83,868
CommonWealth REIT	2,580	65,145
Corporate Office Properties Trust	2,500	64,675
Derwent London PLC	3,170	105,661
Douglas Emmett, Inc.	3,240	79,412
Dundee International Real Estate Investment Trust	2,150	22,621
Fabege AB	5,040	55,618
First Potomac Realty Trust	1,600	22,608
Franklin Street Properties Corp.	2,570	35,338

260	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Government Properties Income Trust(b)	1,270	$33,604
Great Portland Estates PLC	10,631	79,191
Highwoods Properties, Inc.	2,430	88,695
Hongkong Land Holdings Ltd.	54,200	418,012
Hudson Pacific Properties, Inc.	1,100	24,827
Hufvudstaden AB – Class A	4,580	62,983
Investa Office Fund	19,033	59,156
IVG Immobilien AG(a)	5,000	14,972
Japan Excellent, Inc.	6	36,287
Japan Prime Realty Investment Corp.	46	135,358
Kenedix Realty Investment Corp. – Class A	9	37,088
Kilroy Realty Corp.	2,320	122,403
Liberty Property Trust	3,630	140,808
Mack-Cali Realty Corp.	2,720	77,194
Mori Hills REIT Investment Corp.(b)	7	40,041
Mori Trust Sogo Reit, Inc.(b)	6	57,370
Nomura Real Estate Office Fund, Inc.	16	98,188
Norwegian Property ASA	17,000	26,652
Orix JREIT, Inc.	35	41,179
Parkway Properties, Inc./MD	1,250	21,138
Piedmont Office Realty Trust, Inc.	5,250	103,215
Prime Office REIT-AG	2,750	13,176
PS Business Parks, Inc.	540	39,955
PSP Swiss Property AG(a)	1,430	129,718
SL Green Realty Corp.	2,780	226,904
Societe Immobiliere de Location pour l’Industrie et le Commerce	390	42,351
Swiss Prime Site AG(a)	3,151	252,974
Tokyo Tatemono Co., Ltd.	10,460	58,287
Workspace Group PLC	4,497	23,359

		4,731,406

Lodging – 0.1%
Lodging – 0.1%
Ashford Hospitality Trust, Inc.	2,110	24,835
CDL Hospitality Trusts(b)	22,488	37,524
Chesapeake Lodging Trust	1,250	26,913
DiamondRock Hospitality Co.	6,070	54,266
FelCor Lodging Trust, Inc.(a)	3,840	19,277
Hersha Hospitality Trust(b)	6,140	34,445
Hospitality Properties Trust	3,810	101,727
Host Hotels & Resorts, Inc.	42,160	702,807
InnVest Real Estate Investment Trust	6,650	28,825
InterContinental Hotels Group PLC	6,687	193,895
LaSalle Hotel Properties	2,950	74,900
Pebblebrook Hotel Trust	1,900	45,429
RLJ Lodging Trust	3,300	70,587

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	261

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Strategic Hotels & Resorts, Inc.(a)	6,350	$46,228
Sunstone Hotel Investors, Inc.(a)	4,180	47,359
Wyndham Worldwide Corp.	3,900	234,936

		1,743,953

Total Common Stocks (cost $610,223,784)		683,429,160

INVESTMENT COMPANIES – 12.5%
Funds and Investment Trusts – 12.5%
IRP Property Investments Ltd.	7,860	7,675
iShares MSCI Emerging Markets Index Fund	4,826,400	208,548,744
Picton Property Income Ltd.	24,584	14,918
Standard Life Investment Property Income Trust PLC	9,750	8,690
UK Commercial Property Trust Ltd./fund	15,049	15,924

Total Investment Companies (cost $207,886,336)		208,595,951

RIGHTS – 0.0%
Retail – 0.0%
Shopping Center/Other Retail – 0.0%
Citycon Oyj, expiring 3/07/13(a) (cost $0)	7,201	1,974

WARRANTS – 0.0%
Nieuwe Steen Investments NV, expiring 4/01/13(a) (cost $0)	250	– 0	–

SHORT-TERM INVESTMENTS – 45.3%
Investment Companies – 45.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(f) (cost $751,605,011)	751,605,011	751,605,011

	Principal Amount (000)

U.S. Treasury Bill – 0.3%
U.S. Treasury Bill Zero Coupon 5/23/13(c) (cost $4,498,857)	$4,500	4,498,857

Total Short-Term Investments (cost $756,103,868)		756,103,868

262	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Total Investments Before Security Lending Collateral – 98.7% (cost $1,574,213,988)		$1,648,130,953

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%
Investment Companies – 0.7%
AllianceBernstein Exchange Reserves – Class I, 0.10%(f) (cost $10,823,132)	10,823,132	10,823,132

Total Investments – 99.4% (cost $1,585,037,120)		1,658,954,085
Other assets less liabilities – 0.6%		10,325,854

Net Assets – 100.0%		$1,669,279,939

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
ASX SPI 200 Index Futures	167	March 2013	$19,608,870	$21,685,266	$2,076,396
Euro STOXX 50 Index Futures	4,175	March 2013	143,510,797	143,625,132	114,335
FTSE 100 Index Futures	1,106	March 2013	98,206,741	106,686,565	8,479,824
Hang Seng Index Futures	61	March 2013	8,873,182	9,034,066	160,884
MSCI EAFE Mini Index Futures	10	March 2013	818,286	829,450	11,164
S&P 500 E Mini Index Futures	1,233	March 2013	88,851,811	93,294,945	4,443,134
S&P Mid Cap 400 E Mini Index Futures	1,177	March 2013	118,771,451	129,670,090	10,898,639
S&P TSE 60 Index Futures	246	March 2013	33,612,751	35,194,996	1,582,245
Topix Index Futures	482	March 2013	44,090,238	50,493,257	6,403,019

					$34,169,640

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	44,464	EUR	34,344	3/15/13	$377,317
Barclays Bank PLC Wholesale	CAD	1,651	USD	1,674	3/15/13	73,505
Barclays Bank PLC Wholesale	JPY	3,457,367	USD	41,113	3/15/13	3,809,978
Barclays Bank PLC Wholesale	USD	16,077	EUR	11,957	3/15/13	(465,625)
Barclays Bank PLC Wholesale	USD	39,492	GBP	24,556	3/15/13	(2,241,156)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	263

Volatility Management Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	CHF	4,818	USD	5,279	3/15/13	$138,039
Citibank, NA	GBP	1,592	USD	2,564	3/15/13	148,609
Citibank, NA	USD	41,603	EUR	31,840	3/15/13	(31,161)
Citibank, NA	USD	5,999	GBP	3,964	6/13/13	12,141
Credit Suisse International	USD	33,462	JPY	2,749,862	3/15/13	(3,792,508)
Deutsche Bank AG London	USD	2,477	AUD	2,395	3/15/13	(32,457)
Deutsche Bank AG London	USD	2,160	JPY	180,297	3/15/13	(214,208)
Goldman Sachs Capital Markets LP	JPY	512,486	USD	5,570	3/15/13	41,025
Goldman Sachs Capital Markets LP	USD	62,549	GBP	38,888	3/15/13	(3,557,558)
Goldman Sachs Capital Markets LP	USD	33,509	JPY	2,753,437	3/15/13	(3,801,516)
HSBC BankUSA	EUR	11,108	USD	14,690	3/15/13	186,588
Morgan Stanley & Co., Inc.	CAD	15,242	USD	15,091	3/15/13	315,562
Morgan Stanley & Co., Inc.	EUR	2,563	USD	3,356	3/15/13	9,836
Royal Bank of Canada	EUR	1,981	USD	2,579	3/15/13	(7,899)
Royal Bank of Canada	USD	51,037	CAD	50,509	3/15/13	(2,073,726)
Royal Bank of Scotland PLC	USD	12,824	CHF	11,852	3/15/13	(177,840)
Royal Bank of Scotland PLC	USD	4,216	GBP	2,683	3/15/13	(145,848)
State Street Bank & Trust Co.	USD	5,744	CHF	5,323	3/15/13	(63,776)
State Street Bank & Trust Co.	USD	2,795	EUR	2,121	3/15/13	(25,744)
State Street Bank & Trust Co.	USD	3,010	JPY	262,044	3/15/13	(182,801)
UBS AG	USD	16,570	CHF	15,442	3/15/13	(92,990)
UBS AG	USD	23,475	JPY	2,129,390	3/15/13	(500,385)
Westpac Banking Corp.	USD	14,658	AUD	14,065	3/15/13	(303,326)

						$(12,597,924)

TOTAL RETURN SWAP CONTRACTS (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Russell 2000 Total Return Index	5,111	0.21%	$21,699	10/15/13	Bank of America, NA	$(271,023)
Receive	Russell 2000 Total Return Index	10,376	0.21%	44,053	12/16/13	Bank of America, NA	(552,171)
Receive	Russell 2000 Total Return Index	25	0.21%	106	3/15/13	Deutsche Bank AG	(1,329)
Receive	Russell 2000 Total Return Index	3,533	0.21%	15,000	3/15/13	JPMorgan Chase Bank, NA	(187,846)
Receive	Russell 2000 Total Return Index	244	0.21%	1,036	6/17/13	Morgan Stanley Capital Services LLC	(12,943)
Receive	MSCI Emerging Markets Index	162,739	0.66%	69,412	12/23/13	UBS AG	(754,231)
Receive	Russell 2000 Total Return Index	1,097	0.21%	4,657	9/16/13	UBS AG	(58,182)
Receive	Russell 2000 Total Return Index	1,085	0.21%	4,607	9/16/13	UBS AG	(57,555)

264	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Russell 2000 Total Return Index	1,012	0.21%	$4,297	10/15/13	UBS AG	$(53,702)
Receive	Russell 2000 Total Return Index	883	0.21%	3,749	10/15/13	UBS AG	(46,965)
Receive	Russell 2000 Total Return Index	528	0.21%	2,242	10/15/13	UBS AG	(28,123)
Receive	Russell 2000 Total Return Index	5,797	0.20%	24,612	2/18/14	UBS AG	(308,506)

							$(2,332,576)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $6,580,447.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

USD – United States Dollar

Glossary:

FTSE – Financial Times Stock Exchange

REG – Registered Shares

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	265

Volatility Management Portfolio—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Conservative Wealth Strategy (each a “Strategy” and collectively the “Strategies”),2 prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Strategies seek to achieve their investment objectives by investing in a combination of the AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.4

1	The information in the fee evaluation was completed on July 19, 2012 and discussed with the Board of Trustees on July 31-August 2, 2012.

2	Future references to the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

3	The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Multi-Asset Real Return Portfolio (formerly Global Real Estate Investment Portfolio), International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio (formerly Intermediate Duration Bond Portfolio), Bond Inflation Protection Portfolio (formerly Inflation Protected Securities Portfolio), High Yield Portfolio and Volatility Management Portfolio.

4	Effective December 31, 2011, Global Core Bond Pooling Portfolio changed its investments guidelines from investing principally in the U.S. dollar denominated securities to becoming a “global bond” portfolio with currency hedging capabilities. Also, the investment allocations of the Wealth Strategies were changed to allow for the Strategies to invest in Volatility Management Pooling Portfolio. The Strategies’ U.S./International allocations also changed from 70/30 to 60/40. An additional asset class, Inflation-Protected, was added to the investment allocations of Tax-Managed Balanced Wealth Strategy and Balanced Wealth Strategy.

266	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones

decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	267

Category	Advisory Fees Based on a percentage of Average Daily Net Assets	Net Assets 06/30/12 ($MIL)	Strategy
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$1,520.0	Balanced Wealth Strategy

Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$1,438.9	Wealth Appreciation Strategy

Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$499.9	Conservative Wealth Strategy

With respect to Wealth Appreciation Strategy, the Strategy’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Strategy. To date, the Trustees have not authorized reimbursement payments under the provisions. The Investment Advisory Agreements for Balanced Wealth Strategy and Conservative Wealth Strategy do not provide for reimbursement to the Adviser for the above described expenses.

Set forth below are the total expense ratios6 of the Strategies for the most recent semi-annual period:7

Strategy	Total Expense Ratio (2/29/12)			Fiscal Year End
Balanced Wealth Strategy	Advisor Class A Class B Class C Class R Class K Class I	0.74 1.04 1.76 1.75 1.39 1.05 0.74	% % % % % % %	August 31

6	The expense ratios include expenses of the underlying Pooling Portfolios in which the Funds invest. With respect to Balanced Wealth Strategy, Wealth Appreciation Strategy and Conservative Wealth Strategy, for the six-month period ended February 29, 2012, the estimated annualized blended expense ratios related to the Pooling Portfolios were 0.04%, 0.04% and 0.03%, respectively.

7	Semi-annual total expense ratios are unaudited.

268	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Strategy	Total Expense Ratio (2/29/12)			Fiscal Year End
Wealth Appreciation Strategy	Advisor Class A Class B Class C Class R Class K Class I	0.85 1.15 1.87 1.85 1.49 1.16 0.84	% % % % % % %	August 31

Conservative Wealth Strategy	Advisor Class A Class B Class C Class R Class K Class I	0.75 1.06 1.78 1.76 1.42 1.06 0.76	% % % % % % %	August 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	269

advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.8 However, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Strategies.

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of AVPS – Balanced Wealth Strategy Portfolio, which has a similar investment style as Balanced Wealth Strategy.9

Fund	AVPS Portfolio	Fee Schedule
Balanced Wealth Strategy	Balanced Wealth Strategy Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% Excess of $5 billion

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, Balanced Wealth Strategy has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

270	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Conservative Wealth Strategy:

Fund	Luxembourg Fund	Fee[10]
Conservative Wealth Strategy	Global Conservative Portfolio Class A Class I (Institutional)	1.15% 0.60%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services, but not for distribution-related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as the Strategies are as follows:

Strategy	ITM Mutual Fund	Fee
Balanced Wealth Strategy	Alliance Global Balance Neutral[11]	0.70%

Wealth Appreciation Strategy	Alliance Global Balance Aggressive[11]	0.75%

Conservative Wealth Strategy	Alliance Global Balance Conservative[11]	0.65%

The Adviser represented that it does not sub-advise any registered investment companies with a substantially similar investment style as any of the Strategies.

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution-related services, unlike Class I shares, whose fee is only for investment advisory services.

11	This ITM fund is privately placed or institutional.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	271

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of each Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)13 and the Strategy’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EG for Wealth Appreciation Strategy had an insufficient number of peers. Consequently, Lipper expanded the Strategy’s EG to include peers that have a similar but not the same Lipper investment classification/objective as the Strategy.

Strategy	Contractual Management Fee (%)	Lipper Group Median (%)	Rank
Balanced Wealth Strategy	0.550	0.600	3/7
Wealth Appreciation Strategy[15]	0.650	0.783	2/10
Conservative Wealth Strategy	0.550	0.608	5/12

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

15	The Strategy’s EG includes the Strategy, six other Global Multi-Cap Core (“GMLC”), two Global Large-Cap Value (“GLCV”) and one Global Large-Cap Growth (“GLCG”) funds.

272	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

However, because Lipper had expanded the EG of Wealth Appreciation Strategy, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.16 A “normal” EU will include funds that have the same investment classification/objective as the subject Strategy.

Set forth below is a comparison of the Strategies’ total expense ratios (inclusive of their underlying expenses) and the medians of the Strategies’ EG and EU. The Strategies’ total expense ratio rankings are also shown.

Strategy	Expense Ratio (%)[17]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Balanced Wealth Strategy	1.023	1.150	2/7	1.160	9/35
Wealth Appreciation Strategy[18]	1.117	1.329	2/10	1.390	2/15
Conservative Wealth Strategy	1.041	1.088	4/12	1.106	10/27

Based on this analysis, except for Wealth Appreciation Strategy, which has equally favorable rankings, the Strategies have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis. The Strategies contractual management fees and expense ratios are lower than their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	Most recently completed fiscal year end Class A total expense ratio.

18	The Strategy’s EU includes the Strategy, the EG, and all other retail front-end GMLC, GLCV and GLCG, excluding outliers.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	273

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. Expect for Wealth Appreciation Strategy, the Adviser’s profitability from providing investment advisory services to the Strategies increased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17 million for distribution services and educational support (revenue sharing payments).

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Balanced Wealth Strategy	$148,172
Wealth Appreciation Strategy	$50,103
Conservative Wealth Strategy	$49,350

274	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Balanced Wealth Strategy	$11,406,980	$310,573
Wealth Appreciation Strategy	$5,604,104	$146,415
Conservative Wealth Strategy	$3,887,093	$115,695

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee
Balanced Wealth Strategy	$830,466
Wealth Appreciation Strategy	$815,139
Conservative Wealth Strategy	$207,526

There are no portfolio transactions for the Strategies since the Strategies pursue their investment objectives through investing in combinations of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. Multi-Asset Real Return Portfolio, International Value Portfolio, International Growth Portfolio and Small-Mid Cap Growth Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Pooling Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	275

An independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Trustees an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

276	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $407 billion as of June 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings22 of the Strategies relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended May 31, 2012.24

Strategy	Fund Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Balanced Wealth Strategy
1 year	-6.82	-1.98	-2.46	6/7	86/92
3 year	9.77	9.77	10.17	4/7	54/82
5 year	-0.92	0.64	1.03	6/7	73/79

Wealth Appreciation Strategy
1 year	-13.37	-17.51	-12.33	3/7	16/27
3 year	8.72	8.44	9.37	2/6	15/21
5 year	-5.61	-1.68	-2.98	5/6	15/17

Conservative Wealth Strategy
1 year	-2.13	0.58	0.59	11/12	82/89
3 year	7.53	10.27	9.43	12/12	70/82
5 year	1.31	2.86	3.03	10/10	62/70

Set forth below are the 1, 3, 5 year and since inception performance returns of the Strategies (in bold)25 versus their benchmarks.26

22	The performance returns and rankings of the Strategies are for the Strategies’ Class A shares. The performance returns of the Strategies were provided by Lipper.

23	A Strategy’s PG/PU may not necessarily be identical to its respective EG/EU. Strategies with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs. In addition, PGs/PUs only include strategies of the same Lipper investment classification/objective as the Strategies, in contrast to certain of the Strategies’ EGs/EUs, which may include strategies of similar but not the same investment classification/objective.

24	Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at a different point in time.

25	The performance returns and risk measures shown in the table are for the Class A shares of the Strategies.

26	The Adviser provided Strategy and benchmark performance return information for periods through May 31, 2012.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	277

	Periods Ending May 31, 2012 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
Balanced Wealth Strategy	-6.82	9.77	-0.92	4.62
65% S&P 500 / 35% Barclays Capital U.S. Aggregate Index	2.55	12.49	2.12	5.63
S&P 500 Index	-0.41	14.92	-0.92	4.97
Barclays Capital U.S. Aggregate Index	7.12	7.12	6.72	5.65
Inception Date: September 2, 2003

Wealth Appreciation Strategy	-13.37	8.72	-5.61	3.27
60% S&P 500 / 40% MSCI AC World Ex US Index	-8.86	10.75	-2.67	5.97
S&P 500 Index	-0.41	14.92	-0.92	4.97
MSCI AC World Ex US Index[27]	-20.49	4.56	-5.55	6.78
Inception Date: September 2, 2003

Conservative Wealth Strategy	-2.13	7.54	1.31	4.22
65% Barclays Capital U.S. Aggregate / 35% S&P 500 Index	4.81	10.14	4.42	5.63
Barclays Capital U.S. Aggregate Index[28]	7.12	7.12	6.72	5.65
S&P 500 Index	-0.41	14.92	-0.92	4.97
Inception Date: September 2, 2003

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 28, 2012

27	Effective January 1, 2012 the secondary benchmark changed from MSCI EAFE to MSCI AC World Ex US Index.

28	Effective January 1, 2012 the primary benchmark changed from S&P500 to Barclays Capital U.S. Aggregate Index.

278	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	279

AllianceBernstein Family of Funds

NOTES

280	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

ALLIANCEBERNSTEIN WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

WS-0152-0213

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: April 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: April 23, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: April 23, 2013